UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03114

Fidelity Select Portfolios

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2022

Item 1.

Reports to Stockholders

Fidelity® Select Portfolios®
Consumer Discretionary Sector

Automotive Portfolio

Communication Services Portfolio

Construction and Housing Portfolio

Consumer Discretionary Portfolio

Leisure Portfolio

Retailing Portfolio

Annual Report

February 28, 2022

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Automotive Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Communication Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Construction and Housing Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Consumer Discretionary Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Leisure Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Retailing Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Automotive Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Automotive Portfolio	7.20%	18.81%	13.86%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Automotive Portfolio on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$36,614	Automotive Portfolio
$39,037	S&P 500® Index

Automotive Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Co-Managers Elliot Mattingly and Hiroki Sugihara:  For the fiscal year ending February 28, 2022, the fund gained 7.20%, underperforming the 8.95% advance of the FactSet Automotive Linked Index, as well as the broad-based S&P 500® index. The primary detractor from performance versus the industry index was our security selection in the automotive retail group, followed by non-index exposure to trucking stocks. An overweighting in construction machinery & heavy trucks also hindered the portfolio's relative result. The biggest individual relative detractor was an overweight position in Carvana (-47%). An out-of-index stake in Uber Technologies (-31%) weighed on the fund’s relative return as well the past 12 months. A holding in ACV Auctions, which we established this period, returned -38% and further pressured relative performance. Conversely, the largest contributor to performance versus the industry index was security selection in the construction machinery & heavy trucks group. Also bolstering the fund's relative result were stock picks and an underweighting in auto parts & equipment and motorcycle manufacturers. The biggest individual relative contributor was an underweighting in NIO (-50%), which was among the portfolio's biggest holdings the past 12 months. Also boosting value was our outsized exposure to Toyota Motor, which gained 26% and was among the fund's largest holdings on February 28. Adding additional relative value was our smaller-than-index stake in IAA (-37%), a position not held at period end. Notable changes in positioning this period include a lower allocation to the diversified support services and auto parts & equipment segments.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On February 8, 2022, Hiroki Sugihara assumed co-management responsibilities for the fund, joining Co-Manager Elliot Mattingly.

Automotive Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
Tesla, Inc.	10.8
Toyota Motor Corp. sponsored ADR	10.4
General Motors Co.	8.5
Ford Motor Co.	6.4
O'Reilly Automotive, Inc.	4.9
Ferrari NV	4.1
AutoZone, Inc.	4.0
Magna International, Inc. Class A (sub. vtg.)	3.9
Aptiv PLC	3.7
Rivian Automotive, Inc.	3.5
60.2

Top Industries (% of fund's net assets)

As of February 28, 2022
Automobiles	58.7%
Specialty Retail	17.2%
Auto Components	13.6%
Commercial Services & Supplies	4.0%
Distributors	3.7%
All Others*	2.8%

* Includes short-term investments and net other assets (liabilities).

Automotive Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 100.2%
	Shares	Value
Auto Components - 13.6%
Auto Parts & Equipment - 13.6%
Adient PLC (a)	101,748	$4,553,223
Aptiv PLC (a)	46,946	6,076,690
Lear Corp.	32,778	5,157,291
Magna International, Inc. Class A (sub. vtg.)	87,700	6,515,747
Novem Group SA	18,752	221,975
		22,524,926
Automobiles - 58.7%
Automobile Manufacturers - 58.7%
Ferrari NV	31,521	6,786,787
Ford Motor Co.	605,931	10,640,148
General Motors Co. (a)	298,513	13,946,527
Honda Motor Co. Ltd. sponsored ADR	121,106	3,700,999
Li Auto, Inc. ADR (a)	102,770	3,129,347
Lucid Group, Inc. Class A (a)	47,100	1,364,958
Mercedes-Benz Group AG (Germany)	27,660	2,160,787
NIO, Inc. sponsored ADR (a)	196,330	4,484,177
Rivian Automotive, Inc. (b)	85,016	5,743,681
Rivian Automotive, Inc.	2,866	183,946
Stellantis NV (b)	239,338	4,375,099
Tesla, Inc. (a)	20,479	17,825,535
Toyota Motor Corp. sponsored ADR (b)	93,814	17,163,271
XPeng, Inc. ADR (a)	151,347	5,504,490
		97,009,752
Commercial Services & Supplies - 4.0%
Diversified Support Services - 4.0%
ACV Auctions, Inc. Class A (a)(b)	95,405	1,258,392
Copart, Inc. (a)	43,740	5,374,771
		6,633,163
Distributors - 3.7%
Distributors - 3.7%
Genuine Parts Co.	10,488	1,281,214
LKQ Corp.	100,690	4,727,396
		6,008,610
Electrical Equipment - 0.8%
Electrical Components & Equipment - 0.8%
Sensata Technologies, Inc. PLC (a)	21,718	1,257,689
Machinery - 0.6%
Construction Machinery & Heavy Trucks - 0.6%
Allison Transmission Holdings, Inc.	24,568	981,246
Professional Services - 0.0%
Research & Consulting Services - 0.0%
Otonomo Technologies Ltd. (a)	5,390	7,762
Road & Rail - 1.6%
Trucking - 1.6%
Lyft, Inc. (a)	21,434	834,640
Uber Technologies, Inc. (a)	51,363	1,850,609
		2,685,249
Specialty Retail - 17.2%
Automotive Retail - 17.2%
Advance Auto Parts, Inc.	6,820	1,394,554
AutoZone, Inc. (a)	3,514	6,547,952
CarMax, Inc. (a)	11,466	1,253,578
Carvana Co. Class A (a)	29,306	4,409,674
Group 1 Automotive, Inc.	13,248	2,410,209
Lithia Motors, Inc. Class A (sub. vtg.)	12,971	4,420,776
O'Reilly Automotive, Inc. (a)	12,363	8,026,554
		28,463,297
TOTAL COMMON STOCKS
(Cost $121,253,477)		165,571,694

Convertible Preferred Stocks - 0.1%
Textiles, Apparel & Luxury Goods - 0.1%
Textiles - 0.1%
CelLink Corp. Series D (c)(d)
(Cost $77,048)	3,700	77,048

Money Market Funds - 11.1%
Fidelity Cash Central Fund 0.07% (e)	252,239	252,289
Fidelity Securities Lending Cash Central Fund 0.07% (e)(f)	18,143,195	18,145,010
TOTAL MONEY MARKET FUNDS
(Cost $18,397,299)		18,397,299
TOTAL INVESTMENT IN SECURITIES - 111.4%
(Cost $139,727,824)		184,046,041
NET OTHER ASSETS (LIABILITIES) - (11.4)%		(18,870,454)
NET ASSETS - 100%		$165,175,587

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $77,048 or 0.0% of net assets.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
CelLink Corp. Series D	1/20/22	$77,048

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$1,184,333	$81,196,042	$82,128,086	$736	$--	$--	$252,289	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	24,349,005	265,355,806	271,559,801	34,167	--	--	18,145,010	0.0%
Total	$25,533,338	$346,551,848	$353,687,887	$34,903	$--	$--	$18,397,299

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$165,571,694	$163,004,986	$2,566,708	$--
Convertible Preferred Stocks	77,048	--	--	77,048
Money Market Funds	18,397,299	18,397,299	--	--
Total Investments in Securities:	$184,046,041	$181,402,285	$2,566,708	$77,048

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	62.0%
Japan	12.6%
Netherlands	6.8%
Cayman Islands	6.0%
Canada	3.9%
Bailiwick of Jersey	3.7%
Ireland	2.8%
Germany	1.4%
Others (Individually Less Than 1%)	0.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Automotive Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $17,409,608) — See accompanying schedule: Unaffiliated issuers (cost $121,330,525)	$165,648,742
Fidelity Central Funds (cost $18,397,299)	18,397,299
Total Investment in Securities (cost $139,727,824)		$184,046,041
Receivable for investments sold		7,191,282
Receivable for fund shares sold		152,712
Dividends receivable		115,534
Distributions receivable from Fidelity Central Funds		5,315
Prepaid expenses		337
Other receivables		3,745
Total assets		191,514,966
Liabilities
Payable for investments purchased	$7,308,815
Payable for fund shares redeemed	734,756
Accrued management fee	77,171
Other affiliated payables	40,356
Other payables and accrued expenses	33,681
Collateral on securities loaned	18,144,600
Total liabilities		26,339,379
Net Assets		$165,175,587
Net Assets consist of:
Paid in capital		$119,125,812
Total accumulated earnings (loss)		46,049,775
Net Assets		$165,175,587
Net Asset Value, offering price and redemption price per share ($165,175,587 ÷ 2,920,239 shares)		$56.56

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$1,459,288
Non-Cash dividends		542,033
Special dividends		341,997
Income from Fidelity Central Funds (including $34,167 from security lending)		34,903
Total income		2,378,221
Expenses
Management fee	$1,061,842
Transfer agent fees	382,872
Accounting fees	78,731
Custodian fees and expenses	19,634
Independent trustees' fees and expenses	723
Registration fees	45,892
Audit	38,401
Legal	130
Interest	422
Miscellaneous	781
Total expenses before reductions	1,629,428
Expense reductions	(4,637)
Total expenses after reductions		1,624,791
Net investment income (loss)		753,430
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	10,795,396
Foreign currency transactions	(1,641)
Total net realized gain (loss)		10,793,755
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	969,110
Unfunded commitments	(360,479)
Assets and liabilities in foreign currencies	(1,509)
Total change in net unrealized appreciation (depreciation)		607,122
Net gain (loss)		11,400,877
Net increase (decrease) in net assets resulting from operations		$12,154,307

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$753,430	$81,335
Net realized gain (loss)	10,793,755	4,642,110
Change in net unrealized appreciation (depreciation)	607,122	34,682,030
Net increase (decrease) in net assets resulting from operations	12,154,307	39,405,475
Distributions to shareholders	(6,137,128)	(6,816,480)
Share transactions
Proceeds from sales of shares	189,559,902	177,484,001
Reinvestment of distributions	5,872,623	6,545,736
Cost of shares redeemed	(234,498,841)	(54,873,788)
Net increase (decrease) in net assets resulting from share transactions	(39,066,316)	129,155,949
Total increase (decrease) in net assets	(33,049,137)	161,744,944
Net Assets
Beginning of period	198,224,724	36,479,780
End of period	$165,175,587	$198,224,724
Other Information
Shares
Sold	3,055,146	3,627,198
Issued in reinvestment of distributions	95,061	178,794
Redeemed	(3,886,592)	(1,194,382)
Net increase (decrease)	(736,385)	2,611,610

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Automotive Portfolio

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$54.21	$34.91	$33.29	$37.52	$36.78
Income from Investment Operations
Net investment income (loss)B,C	.23D	.05E	.46F	.36	.39G
Net realized and unrealized gain (loss)	3.82	23.73	2.67H	(2.15)	6.11
Total from investment operations	4.05	23.78	3.13	(1.79)	6.50
Distributions from net investment income	(.29)	(.01)	(.49)I	(.38)	(.20)
Distributions from net realized gain	(1.40)	(4.47)	(1.02)I	(2.06)	(5.56)
Total distributions	(1.70)J	(4.48)	(1.51)	(2.44)	(5.76)
Redemption fees added to paid in capitalB	–	–	–	–	–K
Net asset value, end of period	$56.56	$54.21	$34.91	$33.29	$37.52
Total ReturnL	7.20%	78.19%	9.14%H	(4.66)%	19.08%
Ratios to Average Net AssetsC,M,N
Expenses before reductions	.80%	.88%	1.00%	.97%	.97%
Expenses net of fee waivers, if any	.80%	.88%	1.00%	.97%	.96%
Expenses net of all reductions	.80%	.87%	.99%	.97%	.96%
Net investment income (loss)	.37%D	.10%E	1.33%F	1.04%	1.04%G
Supplemental Data
Net assets, end of period (000 omitted)	$165,176	$198,225	$36,480	$40,781	$56,139
Portfolio turnover rateO	69%	56%	45%	31%	117%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .20%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.21) %.

 F Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.07%.

 G Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .83%.

 H Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.19 per share. Excluding these litigation proceeds, the total return would have been 8.58%.

 I The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 J Total distributions per share do not sum due to rounding.

 K Amount represents less than $.005 per share.

 L Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 M Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 N Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 O Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(10.51)%	11.19%	14.01%
Class M (incl. 3.50% sales charge)	(8.60)%	11.53%	14.18%
Class C (incl. contingent deferred sales charge)	(6.66)%	11.97%	14.40%
Communication Services Portfolio	(4.79)%	12.73%	14.79%
Class I	(4.79)%	12.73%	14.79%
Class Z	(4.65)%	12.83%	14.84%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Communication Services Portfolio, a class of the fund, on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$39,731	Communication Services Portfolio
$39,037	S&P 500® Index

Communication Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Matthew Drukker:  For the fiscal year ending February 28, 2022, the fund's share classes (excluding sales charges, if applicable) returned roughly -6% to -5%, roughly in line with the -5.74% return of the MSCI US IMI Communication Services 25/50 (Media Linked) Index, but underperforming the benchmark, the broad-based S&P 500® index. Versus the sector index, security selection added notable value. Stock picks and an underweighting in movies & entertainment contributed to the fund’s relative result, as did choices in the interactive media & services segment. Not owning Roku and Pinterest, index components that returned roughly -65% and -67%, respectively, contributed on a relative basis. Owning an outsized stake in broadcaster Liberty Media (+27%) helped as well. In contrast, stock selection in interactive home entertainment and positioning in cable & satellite and integrated telecommunication services detracted from the fund's relative return. It particularly hurt to own a non-index stake in interactive home entertainment company Sea (-58%), a position we established the past year. Overweighting cable & satellite company Altice (-66%) weighted on the fund’s return versus the sector index as well. Notable changes in fund positioning the past 12 months included increased exposure to the wireless telecommunication services subindustry and a lower allocation to interactive home entertainment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Communication Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
Alphabet, Inc. Class A	25.0
Meta Platforms, Inc. Class A	15.8
T-Mobile U.S., Inc.	6.1
The Walt Disney Co.	4.3
Activision Blizzard, Inc.	4.2
Liberty Global PLC Class C	3.4
AT&T, Inc.	3.1
Uber Technologies, Inc.	3.0
Snap, Inc. Class A	2.9
Liberty Broadband Corp. Class A	2.9
70.7

Top Industries (% of fund's net assets)

As of February 28, 2022
Interactive Media & Services	47.2%
Entertainment	19.1%
Media	12.6%
Diversified Telecommunication Services	8.0%
Wireless Telecommunication Services	6.1%
All Others*	7.0%

* Includes short-term investments and net other assets (liabilities).

Communication Services Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
Diversified Telecommunication Services - 8.0%
Alternative Carriers - 4.7%
EchoStar Holding Corp. Class A (a)(b)	121,900	$2,967,046
Iridium Communications, Inc. (a)	28,600	1,132,274
Liberty Global PLC Class C (a)	1,369,200	35,421,204
Liberty Latin America Ltd. Class C (a)	1,002,286	10,113,066
		49,633,590
Integrated Telecommunication Services - 3.3%
AT&T, Inc.	1,352,800	32,047,832
Deutsche Telekom AG	124,448	2,230,691
		34,278,523

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		83,912,113

Entertainment - 19.1%
Interactive Home Entertainment - 7.0%
Activision Blizzard, Inc.	545,800	44,482,700
Electronic Arts, Inc.	79,200	10,303,128
Motorsport Games, Inc. Class A (a)(b)	4,300	14,663
Sea Ltd. ADR (a)	40,700	5,925,920
Skillz, Inc. (a)	26,600	82,726
Take-Two Interactive Software, Inc. (a)	16,700	2,705,400
Zynga, Inc. (a)	1,134,700	10,303,076
		73,817,613
Movies & Entertainment - 12.1%
Cinemark Holdings, Inc. (a)(b)	437,600	7,675,504
Endeavor Group Holdings, Inc. (a)	8,400	253,092
Lions Gate Entertainment Corp.:
Class A (a)(b)	34,500	529,920
Class B (a)(b)	486,834	6,937,385
Marcus Corp. (a)(b)	256,300	4,659,534
Netflix, Inc. (a)	74,800	29,510,096
The Walt Disney Co. (a)	302,471	44,904,845
Warner Music Group Corp. Class A	459,700	16,650,334
World Wrestling Entertainment, Inc. Class A (b)	253,100	14,998,706
		126,119,416

TOTAL ENTERTAINMENT		199,937,029

Equity Real Estate Investment Trusts (REITs) - 0.6%
Specialized REITs - 0.6%
Lamar Advertising Co. Class A	61,100	6,663,566
Hotels, Restaurants & Leisure - 1.2%
Casinos & Gaming - 1.2%
Flutter Entertainment PLC (a)	86,400	12,439,091
Interactive Media & Services - 46.8%
Interactive Media & Services - 46.8%
Alphabet, Inc. Class A (a)	96,700	261,200,238
Angi, Inc. (a)(b)	864,600	5,957,094
Match Group, Inc. (a)	48,170	5,370,473
Meta Platforms, Inc. Class A (a)	781,100	164,835,533
Snap, Inc. Class A (a)	753,400	30,090,796
Twitter, Inc. (a)	290,300	10,320,165
Vimeo, Inc. (a)	51,464	668,517
Zoominfo Technologies, Inc. (a)	190,800	10,434,852
		488,877,668
Internet & Direct Marketing Retail - 1.2%
Internet & Direct Marketing Retail - 1.2%
Amazon.com, Inc. (a)	4,100	12,592,166
Media - 12.6%
Advertising - 0.4%
S4 Capital PLC (a)	427,000	2,664,544
TechTarget, Inc. (a)	12,100	948,398
		3,612,942
Broadcasting - 4.4%
Fox Corp. Class A	54,400	2,275,552
Liberty Media Corp.:
Liberty Media Class A (a)	384,562	21,597,002
Liberty SiriusXM Series A	418,200	21,060,552
Liberty SiriusXM Series C (a)	24,070	1,211,202
		46,144,308
Cable & Satellite - 7.2%
Altice U.S.A., Inc. Class A (a)	709,900	8,206,444
Comcast Corp. Class A	408,000	19,078,080
DISH Network Corp. Class A (a)	44,539	1,423,466
Liberty Broadband Corp.:
Class A (a)	206,623	29,921,077
Class C (a)	113,700	16,679,790
		75,308,857
Publishing - 0.6%
News Corp. Class A	270,800	6,044,256

TOTAL MEDIA		131,110,363

Real Estate Management & Development - 0.7%
Real Estate Services - 0.7%
Zillow Group, Inc. Class A (a)(b)	116,800	6,689,136
Road & Rail - 3.0%
Trucking - 3.0%
Uber Technologies, Inc. (a)	881,700	31,767,651
Software - 0.0%
Application Software - 0.0%
Viant Technology, Inc.	1,200	9,876
Wireless Telecommunication Services - 6.1%
Wireless Telecommunication Services - 6.1%
T-Mobile U.S., Inc. (a)	519,850	64,050,719
TOTAL COMMON STOCKS
(Cost $786,653,386)		1,038,049,378

Convertible Preferred Stocks - 0.4%
Interactive Media & Services - 0.4%
Interactive Media & Services - 0.4%
Reddit, Inc. Series F (c)(d)
(Cost $3,584,075)	58,000	3,584,075

Money Market Funds - 2.9%
Fidelity Cash Central Fund 0.07% (e)	605	605
Fidelity Securities Lending Cash Central Fund 0.07% (e)(f)	30,564,163	30,567,219
TOTAL MONEY MARKET FUNDS
(Cost $30,567,824)		30,567,824
TOTAL INVESTMENT IN SECURITIES - 102.6%
(Cost $820,805,285)		1,072,201,277
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(26,898,466)
NET ASSETS - 100%		$1,045,302,811

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,584,075 or 0.3% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Reddit, Inc. Series F	8/11/21	$3,584,075

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$12,091,854	$584,764,094	$596,855,343	$9,704	$--	$--	$605	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	10,915,194	312,684,455	293,032,430	41,206	--	--	30,567,219	0.1%
Total	$23,007,048	$897,448,549	$889,887,773	$50,910	$--	$--	$30,567,824

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,038,049,378	$1,020,715,052	$17,334,326	$--
Convertible Preferred Stocks	3,584,075	--	--	3,584,075
Money Market Funds	30,567,824	30,567,824	--	--
Total Investments in Securities:	$1,072,201,277	$1,051,282,876	$17,334,326	$3,584,075

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $29,629,124) — See accompanying schedule: Unaffiliated issuers (cost $790,237,461)	$1,041,633,453
Fidelity Central Funds (cost $30,567,824)	30,567,824
Total Investment in Securities (cost $820,805,285)		$1,072,201,277
Cash		218
Receivable for investments sold		6,469,674
Receivable for fund shares sold		531,160
Dividends receivable		69,810
Distributions receivable from Fidelity Central Funds		1,997
Prepaid expenses		2,713
Other receivables		21,926
Total assets		1,079,298,775
Liabilities
Payable for fund shares redeemed	$1,525,106
Accrued management fee	472,588
Distribution and service plan fees payable	17,681
Notes payable to affiliates	1,166,000
Other affiliated payables	205,150
Other payables and accrued expenses	43,114
Collateral on securities loaned	30,566,325
Total liabilities		33,995,964
Net Assets		$1,045,302,811
Net Assets consist of:
Paid in capital		$811,255,175
Total accumulated earnings (loss)		234,047,636
Net Assets		$1,045,302,811
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($33,678,712 ÷ 429,730 shares)(a)		$78.37
Maximum offering price per share (100/94.25 of $78.37)		$83.15
Class M:
Net Asset Value and redemption price per share ($5,816,800 ÷ 74,627 shares)(a)		$77.94
Maximum offering price per share (100/96.50 of $77.94)		$80.77
Class C:
Net Asset Value and offering price per share ($8,937,832 ÷ 116,359 shares)(a)		$76.81
Communication Services:
Net Asset Value, offering price and redemption price per share ($958,303,686 ÷ 12,132,852 shares)		$78.98
Class I:
Net Asset Value, offering price and redemption price per share ($32,089,046 ÷ 406,527 shares)		$78.93
Class Z:
Net Asset Value, offering price and redemption price per share ($6,476,735 ÷ 81,779 shares)		$79.20

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$4,764,715
Income from Fidelity Central Funds (including $41,206 from security lending)		50,910
Total income		4,815,625
Expenses
Management fee	$6,599,222
Transfer agent fees	2,159,150
Distribution and service plan fees	224,360
Accounting fees	402,926
Custodian fees and expenses	11,087
Independent trustees' fees and expenses	4,382
Registration fees	171,904
Audit	44,599
Legal	2,294
Interest	219
Miscellaneous	5,468
Total expenses before reductions	9,625,611
Expense reductions	(29,719)
Total expenses after reductions		9,595,892
Net investment income (loss)		(4,780,267)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	19,895,885
Foreign currency transactions	(53,165)
Total net realized gain (loss)		19,842,720
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(98,753,443)
Assets and liabilities in foreign currencies	(198)
Total change in net unrealized appreciation (depreciation)		(98,753,641)
Net gain (loss)		(78,910,921)
Net increase (decrease) in net assets resulting from operations		$(83,691,188)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(4,780,267)	$(3,703,093)
Net realized gain (loss)	19,842,720	60,404,018
Change in net unrealized appreciation (depreciation)	(98,753,641)	240,367,274
Net increase (decrease) in net assets resulting from operations	(83,691,188)	297,068,199
Distributions to shareholders	(63,905,764)	(30,372,833)
Share transactions - net increase (decrease)	267,487,210	63,041,939
Total increase (decrease) in net assets	119,890,258	329,737,305
Net Assets
Beginning of period	925,412,553	595,675,248
End of period	$1,045,302,811	$925,412,553

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Communication Services Portfolio Class A

Years ended February 28,	2022	2021	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$87.31	$60.63	$74.85	$78.20
Income from Investment Operations
Net investment income (loss)C,D	(.60)	(.59)	(.30)	(.12)
Net realized and unrealized gain (loss)	(3.18)	30.37	8.77	2.68
Total from investment operations	(3.78)	29.78	8.47	2.56
Distributions from net investment income	–	–	–	(.14)
Distributions from net realized gain	(5.16)	(3.10)	(22.69)	(5.77)
Total distributions	(5.16)	(3.10)	(22.69)	(5.91)
Net asset value, end of period	$78.37	$87.31	$60.63	$74.85
Total ReturnE,F,G	(5.05)%	50.81%	11.90%	3.83%
Ratios to Average Net AssetsD,H,I
Expenses before reductions	1.03%	1.08%	1.07%	1.13%J
Expenses net of fee waivers, if any	1.03%	1.08%	1.07%	1.12%J
Expenses net of all reductions	1.03%	1.07%	1.06%	1.11%J
Net investment income (loss)	(.65)%	(.81)%	(.47)%	(.68)%J
Supplemental Data
Net assets, end of period (000 omitted)	$33,679	$22,962	$9,947	$715
Portfolio turnover rateK	57%	63%	73%	107%

 A For the year ended February 29.

 B For the period November 30, 2018 (commencement of sale of shares) through February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio Class M

Years ended February 28,	2022	2021	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$86.94	$60.52	$74.82	$78.20
Income from Investment Operations
Net investment income (loss)C,D	(.82)	(.77)	(.48)	(.16)
Net realized and unrealized gain (loss)	(3.15)	30.29	8.75	2.67
Total from investment operations	(3.97)	29.52	8.27	2.51
Distributions from net investment income	–	–	–	(.12)
Distributions from net realized gain	(5.03)	(3.10)	(22.57)	(5.77)
Total distributions	(5.03)	(3.10)	(22.57)	(5.89)
Net asset value, end of period	$77.94	$86.94	$60.52	$74.82
Total ReturnE,F,G	(5.28)%	50.47%	11.58%	3.76%
Ratios to Average Net AssetsD,H,I
Expenses before reductions	1.27%	1.32%	1.35%	1.36%J
Expenses net of fee waivers, if any	1.27%	1.32%	1.35%	1.35%J
Expenses net of all reductions	1.27%	1.32%	1.34%	1.34%J
Net investment income (loss)	(.88)%	(1.06)%	(.75)%	(.90)%J
Supplemental Data
Net assets, end of period (000 omitted)	$5,817	$5,386	$2,264	$485
Portfolio turnover rateK	57%	63%	73%	107%

 A For the year ended February 29.

 B For the period November 30, 2018 (commencement of sale of shares) through February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio Class C

Years ended February 28,	2022	2021	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$86.05	$60.20	$74.76	$78.20
Income from Investment Operations
Net investment income (loss)C,D	(1.27)	(1.12)	(.81)	(.25)
Net realized and unrealized gain (loss)	(3.07)	30.07	8.74	2.67
Total from investment operations	(4.34)	28.95	7.93	2.42
Distributions from net investment income	–	–	–	(.09)
Distributions from net realized gain	(4.90)	(3.10)	(22.49)	(5.77)
Total distributions	(4.90)	(3.10)	(22.49)	(5.86)
Net asset value, end of period	$76.81	$86.05	$60.20	$74.76
Total ReturnE,F,G	(5.76)%	49.77%	11.01%	3.63%
Ratios to Average Net AssetsD,H,I
Expenses before reductions	1.78%	1.80%	1.86%	1.87%J
Expenses net of fee waivers, if any	1.78%	1.80%	1.86%	1.85%J
Expenses net of all reductions	1.78%	1.79%	1.85%	1.84%J
Net investment income (loss)	(1.39)%	(1.53)%	(1.26)%	(1.37)%J
Supplemental Data
Net assets, end of period (000 omitted)	$8,938	$6,856	$1,982	$377
Portfolio turnover rateK	57%	63%	73%	107%

 A For the year ended February 29.

 B For the period November 30, 2018 (commencement of sale of shares) through February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$87.88	$60.82	$74.88	$79.70	$80.75
Income from Investment Operations
Net investment income (loss)B,C	(.34)	(.36)	(.12)	.13	.21
Net realized and unrealized gain (loss)	(3.22)	30.52	8.79	5.31	3.14
Total from investment operations	(3.56)	30.16	8.67	5.44	3.35
Distributions from net investment income	–	–	–	(.20)	(.16)
Distributions from net realized gain	(5.34)	(3.10)	(22.73)	(10.06)	(4.23)
Total distributions	(5.34)	(3.10)	(22.73)	(10.26)	(4.40)D
Redemption fees added to paid in capitalB	–	–	–	–	–E
Net asset value, end of period	$78.98	$87.88	$60.82	$74.88	$79.70
Total ReturnF	(4.79)%	51.29%	12.22%	8.12%	4.16%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.75%	.77%	.78%	.82%	.80%
Expenses net of fee waivers, if any	.74%	.77%	.78%	.81%	.80%
Expenses net of all reductions	.74%	.76%	.77%	.80%	.79%
Net investment income (loss)	(.36)%	(.51)%	(.18)%	.17%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$958,304	$859,871	$577,157	$562,422	$509,375
Portfolio turnover rateI	57%	63%	73%	107%	22%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio Class I

Years ended February 28,	2022	2021	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$87.86	$60.80	$74.89	$78.20
Income from Investment Operations
Net investment income (loss)C,D	(.34)	(.39)	(.11)	(.06)
Net realized and unrealized gain (loss)	(3.22)	30.55	8.78	2.67
Total from investment operations	(3.56)	30.16	8.67	2.61
Distributions from net investment income	–	–	–	(.15)
Distributions from net realized gain	(5.37)	(3.10)	(22.76)	(5.77)
Total distributions	(5.37)	(3.10)	(22.76)	(5.92)
Net asset value, end of period	$78.93	$87.86	$60.80	$74.89
Total ReturnE,F	(4.79)%	51.31%	12.22%	3.91%
Ratios to Average Net AssetsD,G,H
Expenses before reductions	.75%	.78%	.77%	.70%I
Expenses net of fee waivers, if any	.75%	.77%	.77%	.69%I
Expenses net of all reductions	.75%	.77%	.76%	.68%I
Net investment income (loss)	(.37)%	(.51)%	(.17)%	(.30)%I
Supplemental Data
Net assets, end of period (000 omitted)	$32,089	$26,521	$2,493	$452
Portfolio turnover rateJ	57%	63%	73%	107%

 A For the year ended February 29.

 B For the period November 30, 2018 (commencement of sale of shares) through February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio Class Z

Years ended February 28,	2022	2021	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$88.04	$60.85	$74.89	$78.20
Income from Investment Operations
Net investment income (loss)C,D	(.22)	(.28)	(.03)	(.03)
Net realized and unrealized gain (loss)	(3.23)	30.57	8.80	2.65
Total from investment operations	(3.45)	30.29	8.77	2.62
Distributions from net investment income	–	–	–	(.16)
Distributions from net realized gain	(5.39)	(3.10)	(22.81)	(5.77)
Total distributions	(5.39)	(3.10)	(22.81)	(5.93)
Net asset value, end of period	$79.20	$88.04	$60.85	$74.89
Total ReturnE,F	(4.65)%	51.48%	12.38%	3.92%
Ratios to Average Net AssetsD,G,H
Expenses before reductions	.62%	.64%	.65%	.64%I
Expenses net of fee waivers, if any	.61%	.64%	.65%	.62%I
Expenses net of all reductions	.61%	.63%	.64%	.61%I
Net investment income (loss)	(.23)%	(.38)%	(.05)%	(.16)%I
Supplemental Data
Net assets, end of period (000 omitted)	$6,477	$3,817	$1,833	$529
Portfolio turnover rateJ	57%	63%	73%	107%

 A For the year ended February 29.

 B For the period November 30, 2018 (commencement of sale of shares) through February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Construction and Housing Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Construction and Housing Portfolio	22.95%	18.71%	17.01%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Construction and Housing Portfolio on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$48,123	Construction and Housing Portfolio
$39,037	S&P 500® Index

Construction and Housing Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Jordan Michaels:  For the fiscal year, the fund gained 22.95%, outperforming the 21.81% gain of the MSCI US IMI Construction & Housing 25/50 Index, as well as the broad-based S&P 500® index. Versus the industry index, security selection was the primary contributor, especially in the building products industry. Security selection in construction & engineering and home improvement retail also helped. The biggest individual relative contributor was an overweight position in Builders FirstSource (+72%), which was among the fund's biggest holdings. Also adding value was our overweighting in Lowe’s, which gained approximately 40%. The company was the fund's largest holding on February 28. Another notable relative contributor was Equity Lifestyle Properties (+34%), a position not held at the beginning or end of the period. Conversely, the biggest detractors from performance versus the industry index were an underweighting and stock selection in residential REITs (real estate investment trusts). Security selection in homebuilding and home furnishings also hurt the fund's relative result. Our biggest individual detractor versus the industry index was an out-of-index stake in Tempur Sealy International (-27%), a position we established during the past 12 months. Also hindering performance was Floor & Décor Holding, which returned -20%. Floor & Décor was a new addition to the portfolio and a top-10 position on February 28. Avoiding AvalonBay Communities, an index component that gained 40%, also hurt relative performance. Notable changes in portfolio positioning over the period include decreased exposure to the homebuilding subindustry and a higher allocation to home improvement retail.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On September 7, 2021, Jordan Michaels assumed co-management responsibilities for the fund. On January 1, 2022, Neil Nabar came off of the fund, leaving Jordan Michaels as sole portfolio manager.

Construction and Housing Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
Lowe's Companies, Inc.	17.4
The Home Depot, Inc.	16.6
Johnson Controls International PLC	4.8
Equity Residential (SBI)	4.4
Invitation Homes, Inc.	4.2
Vulcan Materials Co.	3.6
Mid-America Apartment Communities, Inc.	3.6
Builders FirstSource, Inc.	3.6
Washington REIT (SBI)	3.0
Floor & Decor Holdings, Inc. Class A	2.9
64.1

Top Industries (% of fund's net assets)

As of February 28, 2022
Specialty Retail	38.1%
Building Products	20.2%
Equity Real Estate Investment Trusts (Reits)	15.2%
Household Durables	10.3%
Construction & Engineering	6.8%
All Others*	9.4%

* Includes short-term investments and net other assets (liabilities).

Construction and Housing Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
Building Products - 20.2%
Building Products - 20.2%
Apogee Enterprises, Inc. (a)	171,400	$7,724,998
Armstrong World Industries, Inc.	73,700	6,515,080
Builders FirstSource, Inc. (b)	342,735	25,506,339
Carrier Global Corp.	240,400	10,789,152
Fortune Brands Home & Security, Inc.	138,100	12,000,890
Johnson Controls International PLC	525,451	34,133,297
Resideo Technologies, Inc. (b)	142,100	3,657,654
Simpson Manufacturing Co. Ltd.	88,700	10,511,837
The AZEK Co., Inc. (b)	277,000	8,168,730
Trane Technologies PLC	106,900	16,455,117
UFP Industries, Inc.	99,426	8,525,780
		143,988,874
Chemicals - 1.2%
Specialty Chemicals - 1.2%
PPG Industries, Inc.	26,500	3,536,425
Sherwin-Williams Co.	18,200	4,788,966
		8,325,391
Construction & Engineering - 6.8%
Construction & Engineering - 6.8%
Comfort Systems U.S.A., Inc.	45,629	3,923,181
EMCOR Group, Inc.	41,870	4,837,660
Fluor Corp. (b)	155,400	3,365,964
Granite Construction, Inc. (a)	167,818	5,079,851
Quanta Services, Inc.	98,699	10,752,269
Willscot Mobile Mini Holdings (b)	574,650	20,417,315
		48,376,240
Construction Materials - 4.2%
Construction Materials - 4.2%
Summit Materials, Inc. (b)	135,414	4,227,625
Vulcan Materials Co.	143,076	25,961,140
		30,188,765
Equity Real Estate Investment Trusts (REITs) - 15.2%
Diversified REITs - 3.0%
Washington REIT (SBI)	923,500	21,572,960
Residential REITs - 12.2%
Equity Residential (SBI)	365,000	31,134,500
Invitation Homes, Inc.	794,600	30,035,880
Mid-America Apartment Communities, Inc.	124,800	25,535,328
		86,705,708

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		108,278,668

Household Durables - 10.3%
Home Furnishings - 1.9%
Tempur Sealy International, Inc.	395,700	13,062,057
Homebuilding - 8.0%
Blu Investments LLC (b)(c)(d)	11,990,913	3,717
D.R. Horton, Inc.	60,456	5,162,942
Installed Building Products, Inc. (a)	97,438	9,422,255
KB Home	72,500	2,799,225
NVR, Inc. (b)	2,349	11,647,376
PulteGroup, Inc.	308,185	15,304,467
Toll Brothers, Inc.	237,100	12,865,046
		57,205,028
Household Appliances - 0.4%
Whirlpool Corp.	14,700	2,958,669

TOTAL HOUSEHOLD DURABLES		73,225,754

IT Services - 0.3%
Internet Services & Infrastructure - 0.3%
Cyxtera Technologies, Inc. (d)	200,000	2,434,000
Real Estate Management & Development - 0.9%
Diversified Real Estate Activities - 0.4%
The RMR Group, Inc.	95,160	2,772,962
Real Estate Services - 0.5%
Cushman & Wakefield PLC (b)	180,895	3,965,218

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		6,738,180

Specialty Retail - 38.1%
Home Improvement Retail - 36.9%
Floor & Decor Holdings, Inc. Class A (b)	216,800	20,730,416
Lowe's Companies, Inc.	560,395	123,880,919
The Home Depot, Inc.	375,090	118,464,675
		263,076,010
Homefurnishing Retail - 1.2%
Williams-Sonoma, Inc.	60,600	8,778,516

TOTAL SPECIALTY RETAIL		271,854,526

Trading Companies & Distributors - 2.7%
Trading Companies & Distributors - 2.7%
Beacon Roofing Supply, Inc. (b)	325,903	19,453,150
TOTAL COMMON STOCKS
(Cost $536,012,882)		712,863,548

Money Market Funds - 1.1%
Fidelity Cash Central Fund 0.07% (e)	5,376,603	5,377,678
Fidelity Securities Lending Cash Central Fund 0.07% (e)(f)	2,013,949	2,014,150
TOTAL MONEY MARKET FUNDS
(Cost $7,391,828)		7,391,828
TOTAL INVESTMENT IN SECURITIES - 101.0%
(Cost $543,404,710)		720,255,376
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(6,917,078)
NET ASSETS - 100%		$713,338,298

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Level 3 security

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,437,717 or 0.3% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Blu Investments LLC	5/21/20	$20,739
Cyxtera Technologies, Inc.	2/21/21	$2,000,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$2,984,621	$236,763,820	$234,370,763	$3,157	$--	$--	$5,377,678	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	--	80,479,202	78,465,052	216,885	--	--	2,014,150	0.0%
Total	$2,984,621	$317,243,022	$312,835,815	$220,042	$--	$--	$7,391,828

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$712,863,548	$712,859,831	$--	$3,717
Money Market Funds	7,391,828	7,391,828	--	--
Total Investments in Securities:	$720,255,376	$720,251,659	$--	$3,717

See accompanying notes which are an integral part of the financial statements.

Construction and Housing Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $1,991,175) — See accompanying schedule: Unaffiliated issuers (cost $536,012,882)	$712,863,548
Fidelity Central Funds (cost $7,391,828)	7,391,828
Total Investment in Securities (cost $543,404,710)		$720,255,376
Receivable for investments sold		846,243
Receivable for fund shares sold		883,733
Dividends receivable		169,944
Distributions receivable from Fidelity Central Funds		387
Prepaid expenses		1,605
Other receivables		7,962
Total assets		722,165,250
Liabilities
Payable for investments purchased	$1,008,938
Payable for fund shares redeemed	5,291,908
Accrued management fee	338,977
Other affiliated payables	134,924
Other payables and accrued expenses	38,055
Collateral on securities loaned	2,014,150
Total liabilities		8,826,952
Net Assets		$713,338,298
Net Assets consist of:
Paid in capital		$541,297,090
Total accumulated earnings (loss)		172,041,208
Net Assets		$713,338,298
Net Asset Value, offering price and redemption price per share ($713,338,298 ÷ 7,943,352 shares)		$89.80

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$8,186,787
Income from Fidelity Central Funds (including $216,885 from security lending)		220,042
Total income		8,406,829
Expenses
Management fee	$3,286,430
Transfer agent fees	1,006,125
Accounting fees	227,949
Custodian fees and expenses	13,721
Independent trustees' fees and expenses	2,030
Registration fees	103,163
Audit	37,950
Legal	335
Interest	359
Miscellaneous	2,356
Total expenses before reductions	4,680,418
Expense reductions	(14,859)
Total expenses after reductions		4,665,559
Net investment income (loss)		3,741,270
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,178,157
Total net realized gain (loss)		26,178,157
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	24,793,518
Unfunded commitments	162,200
Total change in net unrealized appreciation (depreciation)		24,955,718
Net gain (loss)		51,133,875
Net increase (decrease) in net assets resulting from operations		$54,875,145

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,741,270	$2,764,446
Net realized gain (loss)	26,178,157	11,232,483
Change in net unrealized appreciation (depreciation)	24,955,718	80,379,638
Net increase (decrease) in net assets resulting from operations	54,875,145	94,376,567
Distributions to shareholders	(39,900,442)	(15,851,989)
Share transactions
Proceeds from sales of shares	712,970,980	111,965,826
Reinvestment of distributions	37,862,407	15,043,485
Cost of shares redeemed	(395,931,225)	(180,977,827)
Net increase (decrease) in net assets resulting from share transactions	354,902,162	(53,968,516)
Total increase (decrease) in net assets	369,876,865	24,556,062
Net Assets
Beginning of period	343,461,433	318,905,371
End of period	$713,338,298	$343,461,433
Other Information
Shares
Sold	7,347,600	1,731,273
Issued in reinvestment of distributions	384,753	305,680
Redeemed	(4,219,107)	(3,052,385)
Net increase (decrease)	3,513,246	(1,015,432)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Construction and Housing Portfolio

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$77.53	$58.56	$54.22	$59.88	$61.70
Income from Investment Operations
Net investment income (loss)B,C	.57	.59	.53	.49	.44
Net realized and unrealized gain (loss)	17.59	21.82	8.71	1.32	6.58
Total from investment operations	18.16	22.41	9.24	1.81	7.02
Distributions from net investment income	(.53)	(.61)	(.60)	(.55)	(.30)
Distributions from net realized gain	(5.36)	(2.83)	(4.31)	(6.92)	(8.53)
Total distributions	(5.89)	(3.44)	(4.90)D	(7.47)	(8.84)D
Redemption fees added to paid in capitalB	–	–	–	–	–E
Net asset value, end of period	$89.80	$77.53	$58.56	$54.22	$59.88
Total ReturnF	22.95%	41.70%	17.10%	4.03%	11.07%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.75%	.78%	.79%	.80%	.80%
Expenses net of fee waivers, if any	.75%	.78%	.79%	.80%	.80%
Expenses net of all reductions	.75%	.77%	.79%	.79%	.79%
Net investment income (loss)	.60%	.94%	.88%	.86%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$713,338	$343,461	$318,905	$225,255	$331,418
Portfolio turnover rateI	70%	93%	161%	90%	56%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Consumer Discretionary Portfolio	1.88%	15.82%	14.91%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Discretionary Portfolio on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$40,125	Consumer Discretionary Portfolio
$39,037	S&P 500® Index

Consumer Discretionary Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Katherine Shaw:  For the fiscal year ending February 28, 2022, the fund gained 1.88%, underperforming the 5.37% gain of the MSCI US IMI Consumer Discretionary 25/50 Index, as well as the broad-based S&P 500® index. The primary detractor from performance versus the sector index was an underweighting in automobile manufacturers. Stock selection in internet & direct marketing retail and an overweighting in apparel, accessories & luxury goods also hurt. The biggest individual relative detractor was an underweight position in Tesla (+29%), which was among the fund's biggest holdings. Another notable relative detractor was an outsized stake in Penn National Gaming (-56%). Avoiding Ford Motor, an index component that gained about 52%, also hurt relative performance. In contrast, the biggest contributor to performance versus the sector index was our stock selection in apparel, accessories & luxury goods. An underweighting in leisure products and stock picks in hotels, resorts & cruise lines also bolstered the fund's relative result. The biggest individual relative contributor was an overweight position in Capri Holdings (+45%). Capri Holdings was among our largest holdings. Our second-largest relative contributor this period was avoiding Peloton Interactive, an index component that returned -76%. Another notable relative contributor was an overweighting in Marriott International (+14%). This period we increased our stake. Notable changes in positioning include increased exposure to the automobile manufacturers subindustry and a lower allocation to restaurants.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consumer Discretionary Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
Amazon.com, Inc.	23.8
Tesla, Inc.	10.4
The Home Depot, Inc.	4.3
Capri Holdings Ltd.	4.3
NIKE, Inc. Class B	4.1
Lowe's Companies, Inc.	4.1
Booking Holdings, Inc.	2.8
PVH Corp.	2.2
Hilton Worldwide Holdings, Inc.	2.1
Burlington Stores, Inc.	2.1
60.2

Top Industries (% of fund's net assets)

As of February 28, 2022
Internet & Direct Marketing Retail	25.5%
Specialty Retail	19.6%
Textiles, Apparel & Luxury Goods	18.2%
Hotels, Restaurants & Leisure	17.1%
Automobiles	10.9%
All Others*	8.7%

* Includes short-term investments and net other assets (liabilities).

Consumer Discretionary Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 100.9%
	Shares	Value
Auto Components - 0.5%
Auto Parts & Equipment - 0.5%
Adient PLC (a)	44,600	$1,995,850
Automobiles - 10.9%
Automobile Manufacturers - 10.9%
Ferrari NV	7,614	1,639,370
Rivian Automotive, Inc.	5,900	398,604
Tesla, Inc. (a)	50,200	43,695,586
		45,733,560
Building Products - 0.3%
Building Products - 0.3%
The AZEK Co., Inc. (a)	42,600	1,256,274
Commercial Services & Supplies - 0.2%
Diversified Support Services - 0.2%
Copart, Inc. (a)	8,658	1,063,895
Food & Staples Retailing - 0.8%
Food Distributors - 0.8%
Performance Food Group Co. (a)	61,992	3,474,032
Hotels, Restaurants & Leisure - 17.1%
Casinos & Gaming - 3.8%
Caesars Entertainment, Inc. (a)	72,649	6,116,319
Churchill Downs, Inc.	31,246	7,526,224
Penn National Gaming, Inc. (a)	42,089	2,161,270
		15,803,813
Hotels, Resorts & Cruise Lines - 8.0%
Airbnb, Inc. Class A (a)	15,500	2,348,095
Booking Holdings, Inc. (a)	5,350	11,621,538
Hilton Worldwide Holdings, Inc. (a)	60,100	8,946,486
Lindblad Expeditions Holdings (a)	88,623	1,571,286
Marriott International, Inc. Class A (a)	51,500	8,762,210
		33,249,615
Leisure Facilities - 0.9%
Planet Fitness, Inc. (a)	23,809	2,014,956
Vail Resorts, Inc.	7,212	1,879,087
		3,894,043
Restaurants - 4.4%
ARAMARK Holdings Corp.	90,182	3,333,127
Brinker International, Inc. (a)	32,500	1,382,550
Chipotle Mexican Grill, Inc. (a)	2,922	4,451,229
Domino's Pizza, Inc.	6,200	2,679,702
Dutch Bros, Inc. (b)	5,500	265,155
McDonald's Corp.	10,016	2,451,616
Noodles & Co. (a)	192,233	1,314,874
Restaurant Brands International, Inc.	23,500	1,315,444
Ruth's Hospitality Group, Inc.	26,822	665,454
Wingstop, Inc. (b)	4,300	625,005
		18,484,156

TOTAL HOTELS, RESTAURANTS & LEISURE		71,431,627

Household Durables - 1.9%
Home Furnishings - 0.4%
Tempur Sealy International, Inc.	50,400	1,663,704
Homebuilding - 1.5%
D.R. Horton, Inc.	36,681	3,132,557
Lennar Corp. Class A	35,728	3,211,233
		6,343,790

TOTAL HOUSEHOLD DURABLES		8,007,494

Interactive Media & Services - 0.6%
Interactive Media & Services - 0.6%
Alphabet, Inc. Class A (a)	894	2,414,819
Internet & Direct Marketing Retail - 25.5%
Internet & Direct Marketing Retail - 25.5%
Amazon.com, Inc. (a)	32,435	99,616,316
eBay, Inc.	86,100	4,700,199
Farfetch Ltd. Class A (a)	30,400	579,120
Global-e Online Ltd. (a)	28,100	1,099,834
Wayfair LLC Class A (a)	6,912	973,693
		106,969,162
Multiline Retail - 4.8%
Department Stores - 0.7%
Kohl's Corp.	24,789	1,378,764
Nordstrom, Inc. (a)	75,300	1,561,722
		2,940,486
General Merchandise Stores - 4.1%
Dollar General Corp.	27,871	5,527,934
Dollar Tree, Inc. (a)	35,212	5,002,921
Ollie's Bargain Outlet Holdings, Inc. (a)(b)	56,282	2,430,257
Target Corp.	20,400	4,075,308
		17,036,420

TOTAL MULTILINE RETAIL		19,976,906

Road & Rail - 0.5%
Trucking - 0.5%
Lyft, Inc. (a)	51,000	1,985,940
Specialty Retail - 19.6%
Apparel Retail - 7.3%
American Eagle Outfitters, Inc. (b)	233,206	4,915,982
Aritzia, Inc. (a)	32,600	1,239,443
Burlington Stores, Inc. (a)	39,118	8,836,365
Ross Stores, Inc.	47,627	4,352,632
TJX Companies, Inc.	132,613	8,765,719
Victoria's Secret & Co. (a)	43,433	2,329,312
		30,439,453
Automotive Retail - 0.4%
Carvana Co. Class A (a)	12,900	1,941,063
Home Improvement Retail - 9.4%
Floor & Decor Holdings, Inc. Class A (a)	44,049	4,211,965
Lowe's Companies, Inc.	76,434	16,896,500
The Home Depot, Inc.	57,317	18,102,428
		39,210,893
Specialty Stores - 2.5%
Academy Sports & Outdoors, Inc.	36,010	1,165,644
Bath & Body Works, Inc.	32,700	1,745,199
Dick's Sporting Goods, Inc. (b)	22,400	2,352,000
Five Below, Inc. (a)	24,879	4,070,453
Sally Beauty Holdings, Inc. (a)	63,100	1,090,368
		10,423,664

TOTAL SPECIALTY RETAIL		82,015,073

Textiles, Apparel & Luxury Goods - 18.2%
Apparel, Accessories & Luxury Goods - 12.0%
adidas AG	6,505	1,538,055
Canada Goose Holdings, Inc. (a)	19,134	500,881
Capri Holdings Ltd. (a)	264,795	17,937,213
Kontoor Brands, Inc.	36,800	1,823,072
Levi Strauss & Co. Class A	64,600	1,463,190
lululemon athletica, Inc. (a)	15,130	4,840,692
LVMH Moet Hennessy Louis Vuitton SE	2,784	2,045,976
PVH Corp.	93,973	9,199,017
Ralph Lauren Corp.	16,838	2,223,290
Tapestry, Inc.	213,082	8,715,054
		50,286,440
Footwear - 6.2%
Crocs, Inc. (a)	12,500	1,046,625
Deckers Outdoor Corp. (a)	22,327	6,444,465
NIKE, Inc. Class B	126,030	17,209,397
On Holding AG (b)	3,200	77,920
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	21,200	974,776
		25,753,183

TOTAL TEXTILES, APPAREL & LUXURY GOODS		76,039,623

TOTAL COMMON STOCKS
(Cost $217,818,097)		422,364,255

Money Market Funds - 1.6%
Fidelity Securities Lending Cash Central Fund 0.07% (c)(d)
(Cost $6,819,964)	6,819,282	6,819,964
TOTAL INVESTMENT IN SECURITIES - 102.5%
(Cost $224,638,061)		429,184,219
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(10,509,655)
NET ASSETS - 100%		$418,674,564

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment made with cash collateral received from securities on loan.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$2,465,893	$166,223,857	$168,689,750	$1,020	$--	$--	$--	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	3,700,614	102,760,679	99,641,329	10,897	--	--	6,819,964	0.0%
Total	$6,166,507	$268,984,536	$268,331,079	$11,917	$--	$--	$6,819,964

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$422,364,255	$418,780,224	$3,584,031	$--
Money Market Funds	6,819,964	6,819,964	--	--
Total Investments in Securities:	$429,184,219	$425,600,188	$3,584,031	$--

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $6,584,775) — See accompanying schedule: Unaffiliated issuers (cost $217,818,097)	$422,364,255
Fidelity Central Funds (cost $6,819,964)	6,819,964
Total Investment in Securities (cost $224,638,061)		$429,184,219
Receivable for investments sold		2,000,167
Receivable for fund shares sold		217,233
Dividends receivable		86,531
Distributions receivable from Fidelity Central Funds		778
Prepaid expenses		3,478
Other receivables		22,719
Total assets		431,515,125
Liabilities
Payable to custodian bank	$4,421,030
Payable for investments purchased	329,071
Payable for fund shares redeemed	964,427
Accrued management fee	190,555
Other affiliated payables	82,111
Other payables and accrued expenses	37,692
Collateral on securities loaned	6,815,675
Total liabilities		12,840,561
Net Assets		$418,674,564
Net Assets consist of:
Paid in capital		$189,356,200
Total accumulated earnings (loss)		229,318,364
Net Assets		$418,674,564
Net Asset Value, offering price and redemption price per share ($418,674,564 ÷ 6,621,919 shares)		$63.23

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$3,146,555
Income from Fidelity Central Funds (including $10,897 from security lending)		11,917
Total income		3,158,472
Expenses
Management fee	$3,270,591
Transfer agent fees	945,887
Accounting fees	227,813
Custodian fees and expenses	14,073
Independent trustees' fees and expenses	2,285
Registration fees	45,596
Audit	39,787
Legal	1,992
Interest	1,991
Miscellaneous	3,394
Total expenses before reductions	4,553,409
Expense reductions	(14,660)
Total expenses after reductions		4,538,749
Net investment income (loss)		(1,380,277)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	69,877,653
Foreign currency transactions	(2,037)
Total net realized gain (loss)		69,875,616
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(55,773,966)
Assets and liabilities in foreign currencies	(498)
Total change in net unrealized appreciation (depreciation)		(55,774,464)
Net gain (loss)		14,101,152
Net increase (decrease) in net assets resulting from operations		$12,720,875

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(1,380,277)	$(284,752)
Net realized gain (loss)	69,875,616	36,446,522
Change in net unrealized appreciation (depreciation)	(55,774,464)	148,643,456
Net increase (decrease) in net assets resulting from operations	12,720,875	184,805,226
Distributions to shareholders	(57,919,716)	(6,311,869)
Share transactions
Proceeds from sales of shares	211,466,743	211,985,501
Reinvestment of distributions	54,428,730	5,968,009
Cost of shares redeemed	(385,959,972)	(214,912,312)
Net increase (decrease) in net assets resulting from share transactions	(120,064,499)	3,041,198
Total increase (decrease) in net assets	(165,263,340)	181,534,555
Net Assets
Beginning of period	583,937,904	402,403,349
End of period	$418,674,564	$583,937,904
Other Information
Shares
Sold	2,966,018	3,649,920
Issued in reinvestment of distributions	780,014	90,837
Redeemed	(5,710,596)	(3,983,299)
Net increase (decrease)	(1,964,564)	(242,542)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Consumer Discretionary Portfolio

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$68.01	$45.58	$44.31	$43.65	$37.00
Income from Investment Operations
Net investment income (loss)B,C	(.16)	(.03)	.11	.12	.16
Net realized and unrealized gain (loss)	1.92	23.23	2.26	1.87	8.17
Total from investment operations	1.76	23.20	2.37	1.99	8.33
Distributions from net investment income	–	–	(.11)	(.15)	(.14)
Distributions from net realized gain	(6.54)	(.77)	(.99)	(1.18)	(1.54)
Total distributions	(6.54)	(.77)	(1.10)	(1.33)	(1.68)
Net asset value, end of period	$63.23	$68.01	$45.58	$44.31	$43.65
Total ReturnD	1.88%	50.96%	5.30%	4.81%	22.79%
Ratios to Average Net AssetsC,E,F
Expenses before reductions	.73%	.76%	.76%	.78%	.78%
Expenses net of fee waivers, if any	.73%	.76%	.76%	.77%	.78%
Expenses net of all reductions	.73%	.75%	.76%	.77%	.77%
Net investment income (loss)	(.22)%	(.06)%	.23%	.27%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$418,675	$583,938	$402,403	$433,188	$819,937
Portfolio turnover rateG	38%	55%	41%H	46%H	74%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Leisure Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Leisure Portfolio	7.53%	15.05%	13.47%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Leisure Portfolio on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$35,396	Leisure Portfolio
$39,037	S&P 500® Index

Leisure Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Will Hilkert:  For the fiscal year ending February 28, 2022, the fund gained 7.53%, outperforming the -1.32% return of the MSCI U.S. IMI Consumer Services 25/50 Index, but underperforming the broad-based S&P 500® index. Versus the industry index, security selection was the primary contributor, especially in the restaurants category. Also helping was security selection and an underweighting in casinos & gaming and stock picks and an overweighting in hotels, resorts & cruise lines. The biggest individual relative contributor was an underweight position in index component Starbucks (-14%). This period we reduced our stake. Also adding value was our outsized stake in Dominos Pizza, which gained roughly 26%. Dominos Pizza was among our biggest holdings. Another notable relative contributor was an underweighting in Draftkings (-62%), a stake we established the past year. Conversely, the largest detractor from performance versus the industry index was our security selection in data processing & outsourced services. An underweighting in restaurants and stock selection in trucking also hindered the fund's relative result. The biggest individual relative detractor was an underweight position in McDonalds (+21%), which was the fund's largest holding. Also hindering performance was our lighter-than-index stake in Expedia, which gained 14%. Expedia was not held at period end. The fund's non-index stake in Uber Technologies, a position not held at period end, returned -13%. Notable changes in positioning include increased exposure to the hotels, resorts & cruise lines subindustry and a lower allocation to restaurants.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 1, 2021, Will Hilkert became sole portfolio manager of the fund after having served as co-manager with Becky Baker since August 2020.

Leisure Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
McDonald's Corp.	15.3
Booking Holdings, Inc.	12.3
Marriott International, Inc. Class A	9.6
Hilton Worldwide Holdings, Inc.	7.3
Chipotle Mexican Grill, Inc.	5.0
Domino's Pizza, Inc.	4.7
Airbnb, Inc. Class A	4.6
Caesars Entertainment, Inc.	4.5
Yum! Brands, Inc.	4.0
Restaurant Brands International, Inc.	4.0
71.3

Top Industries (% of fund's net assets)

As of February 28, 2022
Hotels, Restaurants & Leisure	89.7%
IT Services	2.5%
Food & Staples Retailing	2.2%
Media	2.2%
Entertainment	1.2%
All Others*	2.2%

* Includes short-term investments and net other assets (liabilities).

Leisure Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
Commercial Services & Supplies - 0.5%
Diversified Support Services - 0.5%
Cintas Corp.	7,700	$2,889,964
Diversified Consumer Services - 0.6%
Education Services - 0.2%
Chegg, Inc. (a)(b)	40,500	1,266,435
Specialized Consumer Services - 0.4%
OneSpaWorld Holdings Ltd. (a)	254,500	2,631,530

TOTAL DIVERSIFIED CONSUMER SERVICES		3,897,965

Entertainment - 1.2%
Interactive Home Entertainment - 0.3%
Playstudios, Inc. Class A (a)(b)	399,400	1,821,264
Movies & Entertainment - 0.9%
Live Nation Entertainment, Inc. (a)	50,800	6,137,656

TOTAL ENTERTAINMENT		7,958,920

Food & Staples Retailing - 2.2%
Food Distributors - 1.5%
U.S. Foods Holding Corp. (a)	244,600	9,561,414
Food Retail - 0.7%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	117,900	4,627,633

TOTAL FOOD & STAPLES RETAILING		14,189,047

Hotels, Restaurants & Leisure - 89.7%
Casinos & Gaming - 12.0%
Bally's Corp. (a)(b)	145,200	5,230,104
Caesars Entertainment, Inc. (a)	343,949	28,957,066
Churchill Downs, Inc.	82,048	19,762,902
DraftKings, Inc. Class A (a)(b)	90,000	2,131,200
Flutter Entertainment PLC (a)	32,300	4,650,262
Las Vegas Sands Corp. (a)	334,587	14,340,399
Penn National Gaming, Inc. (a)	45,500	2,336,425
		77,408,358
Hotels, Resorts & Cruise Lines - 35.9%
Airbnb, Inc. Class A (a)	196,000	29,692,040
Booking Holdings, Inc. (a)	36,776	79,886,666
Hilton Worldwide Holdings, Inc. (a)	317,232	47,223,156
Lindblad Expeditions Holdings (a)	345,400	6,123,942
Marriott International, Inc. Class A (a)	364,125	61,952,228
Marriott Vacations Worldwide Corp.	46,413	7,457,177
		232,335,209
Leisure Facilities - 1.6%
Vail Resorts, Inc.	41,182	10,729,970
Restaurants - 40.2%
Brinker International, Inc. (a)	222,400	9,460,896
Chipotle Mexican Grill, Inc. (a)	21,209	32,308,730
Domino's Pizza, Inc.	69,542	30,056,748
Dutch Bros, Inc. (b)	100,000	4,821,000
First Watch Restaurant Group, Inc. (b)	199,600	2,896,196
McDonald's Corp.	404,893	99,105,658
Noodles & Co. (a)	208,000	1,422,720
Restaurant Brands International, Inc.	458,874	25,686,083
Ruth's Hospitality Group, Inc. (b)	341,200	8,465,172
Starbucks Corp.	165,056	15,150,490
Texas Roadhouse, Inc. Class A	48,100	4,565,171
Yum! Brands, Inc.	212,300	26,023,734
		259,962,598

TOTAL HOTELS, RESTAURANTS & LEISURE		580,436,135

Internet & Direct Marketing Retail - 0.1%
Internet & Direct Marketing Retail - 0.1%
Grab Holdings Ltd. (c)	101,700	585,792
IT Services - 2.5%
Data Processing & Outsourced Services - 2.5%
Flywire Corp. (a)(b)	174,700	4,727,382
Global Payments, Inc.	85,200	11,363,976
		16,091,358
Media - 2.2%
Broadcasting - 2.2%
Liberty Media Corp. Liberty Media Class A (a)	253,100	14,214,096
Specialty Retail - 0.3%
Automotive Retail - 0.3%
Diversified Royalty Corp. (b)	834,100	2,046,589
Textiles, Apparel & Luxury Goods - 0.5%
Apparel, Accessories & Luxury Goods - 0.5%
LVMH Moet Hennessy Louis Vuitton SE	4,500	3,307,073
TOTAL COMMON STOCKS
(Cost $475,256,346)		645,616,939

Money Market Funds - 3.2%
Fidelity Cash Central Fund 0.07% (d)	1,262,292	1,262,544
Fidelity Securities Lending Cash Central Fund 0.07% (d)(e)	19,542,296	19,544,251
TOTAL MONEY MARKET FUNDS
(Cost $20,806,795)		20,806,795
TOTAL INVESTMENT IN SECURITIES - 103.0%
(Cost $496,063,141)		666,423,734
NET OTHER ASSETS (LIABILITIES) - (3.0)%		(19,623,472)
NET ASSETS - 100%		$646,800,262

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $585,792 or 0.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Grab Holdings Ltd.	4/12/21	$1,017,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$9,740,260	$162,721,253	$171,198,969	$1,212	$--	$--	$1,262,544	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	4,458,000	199,988,612	184,902,361	165,177	--	--	19,544,251	0.1%
Total	$14,198,260	$362,709,865	$356,101,330	$166,389	$--	$--	$20,806,795

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$645,616,939	$637,659,604	$7,957,335	$--
Money Market Funds	20,806,795	20,806,795	--	--
Total Investments in Securities:	$666,423,734	$658,466,399	$7,957,335	$--

See accompanying notes which are an integral part of the financial statements.

Leisure Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $19,040,441) — See accompanying schedule: Unaffiliated issuers (cost $475,256,346)	$645,616,939
Fidelity Central Funds (cost $20,806,795)	20,806,795
Total Investment in Securities (cost $496,063,141)		$666,423,734
Foreign currency held at value (cost $8,166)		8,164
Receivable for fund shares sold		331,183
Dividends receivable		687,079
Distributions receivable from Fidelity Central Funds		69,266
Prepaid expenses		2,531
Other receivables		11,303
Total assets		667,533,260
Liabilities
Payable for investments purchased	$213,055
Payable for fund shares redeemed	545,653
Accrued management fee	290,631
Other affiliated payables	104,690
Other payables and accrued expenses	34,718
Collateral on securities loaned	19,544,251
Total liabilities		20,732,998
Net Assets		$646,800,262
Net Assets consist of:
Paid in capital		$462,188,094
Total accumulated earnings (loss)		184,612,168
Net Assets		$646,800,262
Net Asset Value, offering price and redemption price per share ($646,800,262 ÷ 39,498,013 shares)		$16.38

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$5,371,644
Income from Fidelity Central Funds (including $165,177 from security lending)		166,389
Total income		5,538,033
Expenses
Management fee	$3,737,590
Transfer agent fees	1,115,934
Accounting fees	252,884
Custodian fees and expenses	14,004
Independent trustees' fees and expenses	2,542
Registration fees	49,422
Audit	39,690
Legal	498
Interest	1,382
Miscellaneous	3,318
Total expenses before reductions	5,217,264
Expense reductions	(15,871)
Total expenses after reductions		5,201,393
Net investment income (loss)		336,640
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	141,342,448
Foreign currency transactions	(5,801)
Total net realized gain (loss)		141,336,647
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(91,223,897)
Assets and liabilities in foreign currencies	(10)
Total change in net unrealized appreciation (depreciation)		(91,223,907)
Net gain (loss)		50,112,740
Net increase (decrease) in net assets resulting from operations		$50,449,380

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$336,640	$2,206,649
Net realized gain (loss)	141,336,647	35,065,293
Change in net unrealized appreciation (depreciation)	(91,223,907)	136,340,266
Net increase (decrease) in net assets resulting from operations	50,449,380	173,612,208
Distributions to shareholders	(140,839,314)	(12,967,558)
Share transactions
Proceeds from sales of shares	249,737,495	240,729,438
Reinvestment of distributions	130,602,409	12,074,974
Cost of shares redeemed	(296,858,478)	(190,886,060)
Net increase (decrease) in net assets resulting from share transactions	83,481,426	61,918,352
Total increase (decrease) in net assets	(6,908,508)	222,563,002
Net Assets
Beginning of period	653,708,770	431,145,768
End of period	$646,800,262	$653,708,770
Other Information
Shares
Sold	13,101,449	16,202,316
Issued in reinvestment of distributions	7,680,514	1,034,599
Redeemed	(15,791,115)	(13,765,059)
Net increase (decrease)	4,990,848	3,471,856

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Leisure Portfolio

Years ended February 28,	2022	2021	2020 A	2019 B	2018 B
Selected Per–Share Data
Net asset value, beginning of period	$18.94	$13.89	$14.53	$16.58	$14.14
Income from Investment Operations
Net investment income (loss)C,D	.01	.07	.12	.16	.18
Net realized and unrealized gain (loss)	1.41	5.40	.25	.39	3.31
Total from investment operations	1.42	5.47	.37	.55	3.49
Distributions from net investment income	(.02)	(.08)	(.11)	(.16)	(.14)
Distributions from net realized gain	(3.96)	(.34)	(.89)	(2.44)	(.91)
Total distributions	(3.98)	(.42)	(1.01)E	(2.60)	(1.05)
Redemption fees added to paid in capitalC	–	–	–	–F	–F
Net asset value, end of period	$16.38	$18.94	$13.89	$14.53	$16.58
Total ReturnG	7.53%	41.30%	1.76%	4.48%	24.75%
Ratios to Average Net AssetsD,H,I
Expenses before reductions	.73%	.77%	.76%	.76%	.77%
Expenses net of fee waivers, if any	.73%	.77%	.75%	.76%	.77%
Expenses net of all reductions	.73%	.76%	.75%	.76%	.77%
Net investment income (loss)	.05%	.48%	.79%	1.05%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$646,800	$653,709	$431,146	$472,923	$544,540
Portfolio turnover rateJ	79%	72%	53%	41%	56%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 E Total distributions per share do not sum due to rounding.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Retailing Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Retailing Portfolio	(1.23)%	18.37%	18.42%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Retailing Portfolio on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$54,248	Retailing Portfolio
$39,037	S&P 500® Index

Retailing Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Boris Shepov:  For the fiscal year ending February 28, 2022, the fund returned -1.23%, underperforming the 4.18% gain of the MSCI US IMI Retailing 25/50 Index, as well as the broad-based S&P 500® index. Versus the industry index, security selection was the primary detractor, especially in the department stores category. Subpar investment choices and an underweighting among automotive retail stocks, along with picks in internet & direct marketing retail, also hampered the fund's relative result. Our non-index holding in Farfetch was the portfolio's largest individual relative detractor, due to its -69% result. We added to our stake in the company the past 12 months. Further weighing on the relative performance was an outsized position in The RealReal (-64%). Avoiding AutoZone, an index component that gained about 61%, hurt relative performance as well. Conversely, the biggest contributor to performance versus the industry index was our security selection in hypermarkets & super centers. Also bolstering the fund's relative result was an underweighting in the internet & direct marketing retail segment, followed by an overweighting in department stores. Our top individual relative contributor was an out-of-index stake in BJ’s Wholesale Club (+58%). The fund's non-index exposure to Capri Holdings, which gained 45%, added further value this period. Another notable relative contributor was our smaller-than-index stake in Wayfair (-51%). Meaningful changes in positioning this past year include a higher allocation to both specialty stores and general merchandise stores.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Retailing Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
Amazon.com, Inc.	25.0
The Home Depot, Inc.	10.2
Lowe's Companies, Inc.	9.0
Target Corp.	5.1
eBay, Inc.	4.5
Dollar Tree, Inc.	4.5
Burlington Stores, Inc.	3.1
Dollar General Corp.	3.0
Five Below, Inc.	2.9
Ross Stores, Inc.	2.8
70.1

Top Industries (% of fund's net assets)

As of February 28, 2022
Specialty Retail	38.0%
Internet & Direct Marketing Retail	33.4%
Multiline Retail	17.9%
Textiles, Apparel & Luxury Goods	7.3%
Interactive Media & Services	0.8%
All Others*	2.6%

* Includes short-term investments and net other assets (liabilities).

Retailing Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
Food & Staples Retailing - 0.7%
Hypermarkets & Super Centers - 0.7%
BJ's Wholesale Club Holdings, Inc. (a)	441,740	$27,772,194
Hotels, Restaurants & Leisure - 0.7%
Casinos & Gaming - 0.7%
Caesars Entertainment, Inc. (a)	298,400	25,122,296
Interactive Media & Services - 0.8%
Interactive Media & Services - 0.8%
Alphabet, Inc. Class A (a)	10,400	28,091,856
Internet & Direct Marketing Retail - 33.4%
Internet & Direct Marketing Retail - 33.4%
Amazon.com, Inc. (a)	301,830	926,998,405
Chewy, Inc. (a)(b)	467,100	22,019,094
eBay, Inc.	3,052,900	166,657,811
Etsy, Inc. (a)	123,460	19,122,719
Farfetch Ltd. Class A (a)(b)	1,678,700	31,979,235
MercadoLibre, Inc. (a)	31,100	35,038,815
The RealReal, Inc. (a)(b)	2,925,133	26,062,935
thredUP, Inc. (a)(b)	677,862	5,755,048
Wayfair LLC Class A (a)	37,600	5,296,712
		1,238,930,774
Multiline Retail - 17.9%
Department Stores - 4.0%
Kohl's Corp.	940,400	52,305,048
Nordstrom, Inc. (a)(b)	4,696,100	97,397,114
		149,702,162
General Merchandise Stores - 13.9%
Dollar General Corp.	564,800	112,022,432
Dollar Tree, Inc. (a)	1,168,100	165,963,648
Ollie's Bargain Outlet Holdings, Inc. (a)(b)	1,090,159	47,073,066
Target Corp.	949,700	189,721,569
		514,780,715

TOTAL MULTILINE RETAIL		664,482,877

Road & Rail - 0.8%
Trucking - 0.8%
Lyft, Inc. (a)	728,000	28,348,320
Specialty Retail - 38.0%
Apparel Retail - 10.2%
American Eagle Outfitters, Inc. (b)	1,806,800	38,087,344
Aritzia, Inc. (a)	683,400	25,982,679
Burlington Stores, Inc. (a)(b)	512,294	115,722,092
Ross Stores, Inc.	1,142,100	104,376,519
TJX Companies, Inc.	935,000	61,803,500
Victoria's Secret & Co. (a)(b)	555,033	29,766,420
		375,738,554
Automotive Retail - 1.0%
Carvana Co. Class A (a)	250,500	37,692,735
Home Improvement Retail - 21.3%
Floor & Decor Holdings, Inc. Class A (a)(b)	827,337	79,109,964
Lowe's Companies, Inc.	1,502,600	332,164,756
The Home Depot, Inc.	1,197,500	378,206,425
		789,481,145
Specialty Stores - 5.5%
Bath & Body Works, Inc.	1,002,400	53,498,088
Five Below, Inc. (a)	649,700	106,297,417
Ulta Beauty, Inc. (a)	120,900	45,277,050
		205,072,555

TOTAL SPECIALTY RETAIL		1,407,984,989

Textiles, Apparel & Luxury Goods - 7.3%
Apparel, Accessories & Luxury Goods - 6.3%
Canada Goose Holdings, Inc. (a)	287,700	7,531,271
Capri Holdings Ltd. (a)(b)	1,344,600	91,083,204
lululemon athletica, Inc. (a)	81,857	26,189,329
PVH Corp.	587,800	57,539,742
Tapestry, Inc.	1,250,900	51,161,810
		233,505,356
Footwear - 1.0%
Deckers Outdoor Corp. (a)	122,200	35,271,808

TOTAL TEXTILES, APPAREL & LUXURY GOODS		268,777,164

TOTAL COMMON STOCKS
(Cost $2,025,864,554)		3,689,510,470

Money Market Funds - 7.1%
Fidelity Securities Lending Cash Central Fund 0.07% (c)(d)
(Cost $262,083,095)	262,056,889	262,083,095
TOTAL INVESTMENT IN SECURITIES - 106.7%
(Cost $2,287,947,649)		3,951,593,565
NET OTHER ASSETS (LIABILITIES) - (6.7)%		(247,402,736)
NET ASSETS - 100%		$3,704,190,829

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment made with cash collateral received from securities on loan.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$17,054,488	$430,488,068	$447,542,556	$4,975	$--	$--	$--	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	140,878,842	1,765,126,023	1,643,921,770	240,845	--	--	262,083,095	0.7%
Total	$157,933,330	$2,195,614,091	$2,091,464,326	$245,820	$--	$--	$262,083,095

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$3,689,510,470	$3,689,510,470	$--	$--
Money Market Funds	262,083,095	262,083,095	--	--
Total Investments in Securities:	$3,951,593,565	$3,951,593,565	$--	$--
Net unrealized depreciation on unfunded commitments	$(1,090,000)	$--	$(1,090,000)	$--

See accompanying notes which are an integral part of the financial statements.

Retailing Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $254,358,286) — See accompanying schedule: Unaffiliated issuers (cost $2,025,864,554)	$3,689,510,470
Fidelity Central Funds (cost $262,083,095)	262,083,095
Total Investment in Securities (cost $2,287,947,649)		$3,951,593,565
Receivable for investments sold		34,941,973
Receivable for fund shares sold		1,123,663
Dividends receivable		1,325,228
Distributions receivable from Fidelity Central Funds		17,214
Prepaid expenses		11,612
Other receivables		18,056
Total assets		3,989,031,311
Liabilities
Payable to custodian bank	$2,176,049
Unrealized depreciation on unfunded commitments	1,090,000
Payable for fund shares redeemed	4,531,214
Accrued management fee	1,672,957
Notes payable to affiliates	12,661,000
Other affiliated payables	579,728
Other payables and accrued expenses	50,773
Collateral on securities loaned	262,078,761
Total liabilities		284,840,482
Net Assets		$3,704,190,829
Net Assets consist of:
Paid in capital		$1,970,128,235
Total accumulated earnings (loss)		1,734,062,594
Net Assets		$3,704,190,829
Net Asset Value, offering price and redemption price per share ($3,704,190,829 ÷ 185,948,822 shares)		$19.92

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$27,377,727
Income from Fidelity Central Funds (including $240,845 from security lending)		245,820
Total income		27,623,547
Expenses
Management fee	$23,077,734
Transfer agent fees	6,457,621
Accounting fees	1,056,335
Custodian fees and expenses	25,998
Independent trustees' fees and expenses	15,917
Registration fees	86,900
Audit	39,078
Legal	2,984
Interest	3,015
Miscellaneous	20,972
Total expenses before reductions	30,786,554
Expense reductions	(100,870)
Total expenses after reductions		30,685,684
Net investment income (loss)		(3,062,137)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	530,798,520
Foreign currency transactions	(26,505)
Total net realized gain (loss)		530,772,015
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(547,138,562)
Unfunded commitments	(1,090,000)
Assets and liabilities in foreign currencies	(2,048)
Total change in net unrealized appreciation (depreciation)		(548,230,610)
Net gain (loss)		(17,458,595)
Net increase (decrease) in net assets resulting from operations		$(20,520,732)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(3,062,137)	$(2,404,914)
Net realized gain (loss)	530,772,015	529,737,589
Change in net unrealized appreciation (depreciation)	(548,230,610)	939,658,602
Net increase (decrease) in net assets resulting from operations	(20,520,732)	1,466,991,277
Distributions to shareholders	(645,718,415)	(251,762,516)
Share transactions
Proceeds from sales of shares	589,399,734	893,605,318
Reinvestment of distributions	608,923,199	238,817,402
Cost of shares redeemed	(883,831,786)	(990,710,293)
Net increase (decrease) in net assets resulting from share transactions	314,491,147	141,712,427
Total increase (decrease) in net assets	(351,748,000)	1,356,941,188
Net Assets
Beginning of period	4,055,938,829	2,698,997,641
End of period	$3,704,190,829	$4,055,938,829
Other Information
Shares
Sold	24,397,911	43,628,691
Issued in reinvestment of distributions	26,457,673	10,603,061
Redeemed	(37,526,804)	(53,402,342)
Net increase (decrease)	13,328,780	829,410

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Retailing Portfolio

Years ended February 28,	2022	2021	2020 A	2019 B	2018 B
Selected Per–Share Data
Net asset value, beginning of period	$23.50	$15.71	$15.01	$14.35	$11.56
Income from Investment Operations
Net investment income (loss)C,D	(.02)	(.01)	.04	.03	.04
Net realized and unrealized gain (loss)	.11	9.35	1.02	.93	3.23
Total from investment operations	.09	9.34	1.06	.96	3.27
Distributions from net investment income	–	–	(.05)	(.02)	(.03)
Distributions from net realized gain	(3.67)	(1.55)	(.31)	(.27)	(.45)
Total distributions	(3.67)	(1.55)	(.36)	(.30)E	(.48)
Net asset value, end of period	$19.92	$23.50	$15.71	$15.01	$14.35
Total ReturnF	(1.23)%	59.90%	7.02%	6.83%	28.66%
Ratios to Average Net AssetsD,G,H
Expenses before reductions	.70%	.73%	.74%	.76%	.78%
Expenses net of fee waivers, if any	.70%	.73%	.74%	.75%	.77%
Expenses net of all reductions	.70%	.73%	.74%	.75%	.77%
Net investment income (loss)	(.07)%	(.07)%	.26%	.20%	.29%
Supplemental Data
Net assets, end of period (000 omitted)	$3,704,191	$4,055,939	$2,698,998	$3,035,591	$2,329,366
Portfolio turnover rateI	33%	46%	17%	34%	24%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 C Calculated based on average shares outstanding during the period.

 D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2022

1. Organization.

Automotive Portfolio, Communication Services Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, and Retailing Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Each Fund offers a single class of shares, with the exception of Communication Services Portfolio. Communication Services Portfolio offers Class A, Class M, Class C, Communication Services, Class I and Class Z shares. Each class of Communication Services Portfolio has equal rights as to assets and voting privileges, and each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Share transactions on the Statement of Changes in Net Assets and Share Transactions note may contain exchanges between affiliated funds.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2022 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

For Communication Services Portfolio, investment income, realized and unrealized capital gains and losses, common expenses, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2022, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Automotive Portfolio	$140,056,897	$51,411,570	$(7,422,426)	$43,989,144
Communication Services Portfolio	833,076,713	326,558,832	(87,434,268)	239,124,564
Construction and Housing Portfolio	547,967,790	216,795,349	(44,507,763)	172,287,586
Consumer Discretionary Portfolio	226,802,009	212,542,441	(10,160,231)	202,382,210
Leisure Portfolio	498,325,587	190,000,198	(21,902,051)	168,098,147
Retailing Portfolio	2,290,209,258	1,827,041,572	(166,747,265)	1,660,294,307

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Automotive Portfolio	$–	$2,062,825	$43,986,952
Communication Services Portfolio	–	–	239,124,366
Construction and Housing Portfolio	–	–	172,287,586
Consumer Discretionary Portfolio	–	36,763,907	202,379,677
Leisure Portfolio	200,995	16,313,028	168,098,145
Retailing Portfolio	–	73,768,277	1,660,294,318

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2021 to February 28, 2022. Loss deferrals were as follows:

Capital losses
Communication Services Portfolio	$(5,076,729)
Construction and Housing Portfolio	(79,816)
Consumer Discretionary Portfolio	(9,825,218)

The tax character of distributions paid was as follows:

February 28, 2022
	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$1,558,029	$4,579,099	$6,137,128
Communication Services Portfolio	29,776,343	34,129,421	63,905,764
Construction and Housing Portfolio	14,753,592	25,146,850	39,900,442
Consumer Discretionary Portfolio	1,098,748	56,820,968	57,919,716
Leisure Portfolio	26,867,028	113,972,286	140,839,314
Retailing Portfolio	157,489,329	488,229,086	645,718,415

February 28, 2021
	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$33,769	$6,782,711	$6,816,480
Communication Services Portfolio	–	30,372,833	30,372,833
Construction and Housing Portfolio	8,353,411	7,498,578	15,851,989
Consumer Discretionary Portfolio	–	6,311,869	6,311,869
Leisure Portfolio	2,584,978	10,382,580	12,967,558
Retailing Portfolio	–	251,762,516	251,762,516

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, Automotive Portfolio, Construction and Housing Portfolio and Retailing Portfolio had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable. The total amount of commitments outstanding at period end is presented in the table below.

Commitment Amount
Retailing Portfolio	$10,000,000

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Automotive Portfolio	138,517,186	177,998,311
Communication Services Portfolio	916,101,611	699,449,329
Construction and Housing Portfolio	747,756,596	426,309,777
Consumer Discretionary Portfolio	233,328,452	406,225,182
Leisure Portfolio	554,505,186	609,881,381
Retailing Portfolio	1,432,049,842	1,771,063,802

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Automotive Portfolio	.30%	.22%	.52%
Communication Services Portfolio	.30%	.22%	.52%
Construction and Housing Portfolio	.30%	.22%	.53%
Consumer Discretionary Portfolio	.30%	.22%	.52%
Leisure Portfolio	.30%	.22%	.52%
Retailing Portfolio	.30%	.22%	.52%

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, Communication Services Portfolio has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of each Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Communication Services Portfolio
Class A	-%	.25%	$90,741	$5,693
Class M	.25%	.25%	37,276	–
Class C	.75%	.25%	96,343	35,204
			$224,360	$40,897

Sales Load. For Communication Services Portfolio, FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Communication Services Portfolio
Class A	$42,753
Class M	3,590
Class C(a)	471
$46,814

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class (Communication Services Portfolio) or Fund (all other Funds). FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective class or Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were as follows:

	Amount	% of Average Net Assets
Automotive Portfolio	$382,872.19
Communication Services Portfolio
Class A	75,191.21
Class M	14,462.19
Class C	19,518.20
Communication Services	1,977,883.17
Class I	68,504.18
Class Z	3,592.04
	2,159,150
Construction and Housing Portfolio	1,006,125.16
Consumer Discretionary Portfolio	945,887.15
Leisure Portfolio	1,115,934.16
Retailing Portfolio	6,457,621.15

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Automotive Portfolio	.04
Communication Services Portfolio	.03
Construction and Housing Portfolio	.04
Consumer Discretionary Portfolio	.04
Leisure Portfolio	.04
Retailing Portfolio	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Automotive Portfolio	$2,521
Communication Services Portfolio	13,092
Construction and Housing Portfolio	6,965
Consumer Discretionary Portfolio	2,267
Leisure Portfolio	7,621
Retailing Portfolio	16,450

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio and Leisure Portfolio had no interfund loans outstanding. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the their Statements of Assets and Liabilities. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Automotive Portfolio	Borrower	$13,090,500.29%		$422
Communication Services Portfolio	Borrower	$6,248,000.32%		$219
Construction and Housing Portfolio	Borrower	$6,838,000.32%		$359
Consumer Discretionary Portfolio	Borrower	$7,940,828.31%		$1,991
Leisure Portfolio	Borrower	$6,704,875.30%		$1,360
Retailing Portfolio	Borrower	$7,789,932.32%		$3,015

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Automotive Portfolio	4,328,809	7,124,421	1,765,952
Communication Services Portfolio	67,144,755	49,210,943	(932,397)
Construction and Housing Portfolio	73,347,112	17,493,577	1,713,742
Consumer Discretionary Portfolio	20,033,505	22,829,295	2,318,080
Leisure Portfolio	28,080,229	20,076,591	4,407,441
Retailing Portfolio	105,156,575	50,803,094	5,605,138

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount ($)
Consumer Discretionary Portfolio	78,846
Retailing Portfolio	1,125

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Automotive Portfolio	$341
Communication Services Portfolio	2,047
Construction and Housing Portfolio	878
Consumer Discretionary Portfolio	1,074
Leisure Portfolio	1,185
Retailing Portfolio	7,506

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Automotive Portfolio	$3,568	$–	$–
Communication Services Portfolio	$4,092	$189	$–
Construction and Housing Portfolio	$20,742	$–	$–
Consumer Discretionary Portfolio	$1,100	$3	$–
Leisure Portfolio	$17,699	$8,038	$–
Retailing Portfolio	$24,429	$159	$–

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Consumer Discretionary Portfolio	$11,000.58%		$–
Leisure Portfolio	$339,000.58%		$22

9. Expense Reductions.

Through arrangements with each custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's or class' expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Construction and Housing Portfolio	$23

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Automotive Portfolio	$4,637
Construction and Housing Portfolio	14,836
Consumer Discretionary Portfolio	14,660
Leisure Portfolio	15,871
Retailing Portfolio	100,870

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses as follows:

Fund-Level Amount
Communication Services Portfolio	$29,719

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2022	Year ended February 28, 2021
Communication Services Portfolio
Distributions to shareholders
Class A	$1,776,273	$635,984
Class M	363,201	164,640
Class C	474,822	167,834
Communication Services	59,014,431	28,584,094
Class I	1,922,707	512,611
Class Z	354,330	307,670
Total	$63,905,764	$30,372,833

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2022	Year ended February 28, 2021	Year ended February 28, 2022	Year ended February 28, 2021
Communication Services Portfolio
Class A
Shares sold	288,312	268,026	$27,200,334	$17,593,964
Reinvestment of distributions	19,346	9,103	1,740,757	632,897
Shares redeemed	(140,910)	(178,220)	(12,635,364)	(12,053,875)
Net increase (decrease)	166,748	98,909	$16,305,727	$6,172,986
Class M
Shares sold	38,436	60,603	$3,599,648	$4,303,282
Reinvestment of distributions	3,956	2,265	355,421	162,557
Shares redeemed	(29,716)	(38,319)	(2,591,005)	(2,745,690)
Net increase (decrease)	12,676	24,549	$1,364,064	$1,720,149
Class C
Shares sold	59,277	56,901	$5,482,069	$4,065,760
Reinvestment of distributions	5,320	2,360	471,861	167,219
Shares redeemed	(27,914)	(12,513)	(2,486,600)	(829,994)
Net increase (decrease)	36,683	46,748	$3,467,330	$3,402,985
Communication Services
Shares sold	6,404,833	2,744,272	$608,572,415	$201,655,702
Reinvestment of distributions	621,227	412,314	56,410,302	27,550,747
Shares redeemed	(4,677,647)	(2,861,981)	(433,498,431)	(194,981,100)
Net increase (decrease)	2,348,413	294,605	$231,484,286	$34,225,349
Class I
Shares sold	316,400	395,855	$30,080,975	$28,329,531
Reinvestment of distributions	19,631	6,359	1,780,227	498,174
Shares redeemed	(231,351)	(141,365)	(20,888,532)	(10,652,768)
Net increase (decrease)	104,680	260,849	$10,972,670	$18,174,937
Class Z
Shares sold	98,916	159,779	$9,255,551	$11,122,518
Reinvestment of distributions	3,767	1,640	340,659	115,109
Shares redeemed	(64,255)	(148,188)	(5,703,077)	(11,892,094)
Net increase (decrease)	38,428	13,231	$3,893,133	$(654,467)

12. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Automotive Portfolio, Communication Services Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio and Retailing Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Automotive Portfolio, Communication Services Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio and Retailing Portfolio (six of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the “Funds”) as of February 28, 2022, the related statements of operations for the year ended February 28, 2022, the statements of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 317 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2021 to February 28, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During Period-B September 1, 2021 to February 28, 2022
Automotive Portfolio	.80%
Actual		$1,000.00	$981.70	$3.93
Hypothetical-C		$1,000.00	$1,020.83	$4.01
Communication Services Portfolio
Class A	1.03%
Actual		$1,000.00	$787.50	$4.56
Hypothetical-C		$1,000.00	$1,019.69	$5.16
Class M	1.26%
Actual		$1,000.00	$786.50	$5.58
Hypothetical-C		$1,000.00	$1,018.55	$6.31
Class C	1.77%
Actual		$1,000.00	$784.60	$7.83
Hypothetical-C		$1,000.00	$1,016.02	$8.85
Communication Services	.74%
Actual		$1,000.00	$788.50	$3.28
Hypothetical-C		$1,000.00	$1,021.12	$3.71
Class I	.74%
Actual		$1,000.00	$788.60	$3.28
Hypothetical-C		$1,000.00	$1,021.12	$3.71
Class Z	.61%
Actual		$1,000.00	$789.10	$2.71
Hypothetical-C		$1,000.00	$1,021.77	$3.06
Construction and Housing Portfolio	.74%
Actual		$1,000.00	$979.60	$3.63
Hypothetical-C		$1,000.00	$1,021.12	$3.71
Consumer Discretionary Portfolio	.72%
Actual		$1,000.00	$919.00	$3.43
Hypothetical-C		$1,000.00	$1,021.22	$3.61
Leisure Portfolio	.72%
Actual		$1,000.00	$1,003.10	$3.58
Hypothetical-C		$1,000.00	$1,021.22	$3.61
Retailing Portfolio	.69%
Actual		$1,000.00	$873.50	$3.21
Hypothetical-C		$1,000.00	$1,021.37	$3.46

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Automotive Portfolio	04/11/22	04/08/22	$0.0000	$0.765
Communication Services Portfolio
Class A	04/11/22	04/08/22	$0.0000	$0.000
Class M	04/11/22	04/08/22	$0.0000	$0.000
Class C	04/11/22	04/08/22	$0.0000	$0.000
Communication Services	04/11/22	04/08/22	$0.0000	$0.000
Class I	04/11/22	04/08/22	$0.0000	$0.000
Class Z	04/11/22	04/08/22	$0.0000	$0.000
Construction and Housing Portfolio	04/11/22	04/08/22	$0.0000	$0.000
Consumer Discretionary Portfolio	04/11/22	04/08/22	$0.0000	$5.827
Leisure Portfolio	04/11/22	04/08/22	$0.0060	$0.424
Retailing Portfolio	04/11/22	04/08/22	$0.0000	$0.405

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2022, or, if subsequently determined to be different, the net capital gain of such year.

Automotive Portfolio	$9,013,269
Communication Services Portfolio	$27,122,173
Construction and Housing Portfolio	$14,957,168
Consumer Discretionary Portfolio	$77,481,869
Leisure Portfolio	$108,791,970
Retailing Portfolio	$391,739,194

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	Retail	Class I	Class Z
Automotive Portfolio
April 2021	–	–	–	91%	–	–
December 2021	–	–	–	22%	–	–
Communication Services Portfolio
April 2021	5%	6%	6%	5%	5%	5%
Construction and Housing Portfolio
December 2021	–	–	–	32%	–	–
Consumer Discretionary Portfolio
December 2021	–	–	–	100%	–	–
Leisure Portfolio
April 2021	–	–	–	78%	–	–
December 2021	–	–	–	16%	–	–
Retailing Portfolio
April 2021	–	–	–	43%	–	–
December 2021	–	–	–	21%	–	–

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Retail	Class I	Class Z
Automotive Portfolio
April 2021	–	–	–	100%	–	–
December 2021	–	–	–	100%	–	–
Communication Services Portfolio
April 2021	6%	6%	7%	6%	6%	6%
Construction and Housing Portfolio
December 2021	–	–	–	37%	–	–
Consumer Discretionary Portfolio
December 2021	–	–	–	100%	–	–
Leisure Portfolio
April 2021	–	–	–	87%	–	–
December 2021	–	–	–	20%	–	–
Retailing Portfolio
April 2021	–	–	–	44%	–	–
December 2021	–	–	–	22%	–	–

The fund designates the below percentage of the dividends distributed during the fiscal year as a section 199A dividend:

Construction and Housing Portfolio
December 2021	14%
Leisure Portfolio
April 2021	3%
December 2021	1%

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

Automotive Portfolio
December 2021	100%
Communication Services Portfolio
April 2021	100%
Construction and Housing Portfolio
December 2021	100%
Consumer Discretionary Portfolio
December 2021	100%
Leisure Portfolio
April 2021	100%
December 2021	100%
Retailing Portfolio
April 2021	100%
December 2021	100%

The funds will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SELCON-ANN-0422
1.813633.117

Fidelity® Select Portfolios®
Energy Sector

Energy Portfolio

Annual Report

February 28, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Energy Portfolio	58.37%	2.72%	1.54%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Energy Portfolio on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$11,655	Energy Portfolio
$39,037	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Maurice FitzMaurice:  For the fiscal year ending February 28, 2022, the fund gained 58.37%, outperforming the 53.87% gain of the MSCI US IMI Energy 25/50 Index, as well as the broad-based S&P 500® index. The primary contributors to performance versus the sector index were security selection and an overweighting in oil & gas exploration & production. Security selection in oil & gas storage & transportation and integrated oil & gas also bolstered the fund's relative result. The biggest individual relative contributor was an overweight position in Devon Energy (+193%). Devon Energy was among our biggest holdings as of February 28. The fund's non-index stake in Canadian National Resources, one of the fund's largest holdings, gained 112%. The fund's non-index stake in Cenovus Energy, also one of our biggest holdings, gained 113%. Conversely, the largest detractor from performance versus the sector index was our stock selection in oil & gas equipment & services. Security selection in independent power producers & energy traders and coal & consumable fuels also hindered the fund's relative result. Our largest individual detractor versus the sector index was an out-of-index stake in National Energy Services Reunited (-33%). Another notable relative detractor was an overweighting in TechnipFMC (-16%). Another notable relative detractor was our lighter-than-index stake in ConocoPhillips (+88%). The company was among the fund's biggest holdings. Notable changes in positioning include increased exposure to the oil & gas exploration & production industry and a lower allocation to oil & gas refining & marketing.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
Exxon Mobil Corp.	20.9
Chevron Corp.	8.4
ConocoPhillips Co.	5.5
Pioneer Natural Resources Co.	4.4
Devon Energy Corp.	4.4
Canadian Natural Resources Ltd.	4.3
Cheniere Energy, Inc.	4.2
Hess Corp.	4.1
Cenovus Energy, Inc. (Canada)	3.2
Occidental Petroleum Corp.	2.8
62.2

Top Industries (% of fund's net assets)

As of February 28, 2022
Oil, Gas & Consumable Fuels	90.3%
Energy Equipment & Services	8.0%
Independent Power and Renewable Electricity Producers	0.8%
All Others*	0.9%

* Includes short-term investments and net other assets (liabilities).

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Energy Equipment & Services - 8.0%
Oil & Gas Drilling - 0.3%
Nabors Industries Ltd. (a)(b)	18,199	$2,284,702
Nabors Industries Ltd. warrants 6/11/26 (a)	36,999	517,986
Odfjell Drilling Ltd. (a)	1,596,418	4,062,082
Shelf Drilling Ltd. (a)(c)	1,404,689	1,159,211
		8,023,981
Oil & Gas Equipment & Services - 7.7%
Baker Hughes Co. Class A	1,511,678	44,413,100
Cactus, Inc.	95,486	4,837,321
Championx Corp.	174,848	3,743,496
Halliburton Co.	306,700	10,283,651
Nextier Oilfield Solutions, Inc. (a)	3,213,000	25,575,480
Oceaneering International, Inc. (a)	586,730	8,589,727
ProPetro Holding Corp. (a)	1,439,201	18,378,597
Schlumberger Ltd.	1,087,769	42,684,056
Technip Energies NV	506,934	5,750,670
TechnipFMC PLC (a)	2,982,072	20,427,193
		184,683,291

TOTAL ENERGY EQUIPMENT & SERVICES		192,707,272

Independent Power and Renewable Electricity Producers - 0.8%
Independent Power Producers & Energy Traders - 0.8%
The AES Corp.	84,700	1,798,181
Vistra Corp.	847,300	19,335,386
		21,133,567
Oil, Gas & Consumable Fuels - 90.3%
Coal & Consumable Fuels - 0.2%
Enviva, Inc.	58,900	4,105,330
Integrated Oil & Gas - 37.9%
Cenovus Energy, Inc.:
warrants (a)	97,500	1,020,825
(Canada)	4,948,106	77,803,355
Chevron Corp.	1,397,203	201,197,232
Exxon Mobil Corp.	6,400,446	501,922,975
Imperial Oil Ltd.	591,800	26,562,132
Occidental Petroleum Corp.	1,525,315	66,702,025
Occidental Petroleum Corp. warrants 8/3/27 (a)	99,550	2,265,758
Suncor Energy, Inc. (b)	1,104,000	33,760,189
		911,234,491
Oil & Gas Exploration & Production - 37.7%
Antero Resources Corp. (a)	1,437,200	32,954,996
APA Corp.	949,000	33,812,870
Callon Petroleum Co. (a)(b)	129,700	7,309,892
Canadian Natural Resources Ltd.	1,856,100	103,692,656
Canadian Natural Resources Ltd.	25,780	1,439,297
Chesapeake Energy Corp. (b)	139,400	10,768,650
Civitas Resources, Inc. (b)	232,254	11,721,859
ConocoPhillips Co.	1,390,366	131,890,119
Coterra Energy, Inc.	1,464,498	34,166,738
Devon Energy Corp.	1,772,300	105,540,465
Diamondback Energy, Inc.	189,000	26,100,900
EOG Resources, Inc.	504,664	57,995,987
Hess Corp.	986,249	99,670,324
Magnolia Oil & Gas Corp. Class A	560,400	12,524,940
National Energy Services Reunited Corp. (a)(b)	1,774,818	15,813,628
Northern Oil & Gas, Inc.	139,960	3,510,197
Ovintiv, Inc.	566,500	25,974,025
PDC Energy, Inc.	1,022,407	65,965,700
Pioneer Natural Resources Co.	442,466	106,014,854
Range Resources Corp. (a)	454,000	10,419,300
SM Energy Co.	199,300	7,077,143
Viper Energy Partners LP	135,259	3,977,967
		908,342,507
Oil & Gas Refining & Marketing - 7.0%
Marathon Petroleum Corp.	813,892	63,377,770
Phillips 66 Co.	498,373	41,982,942
Renewable Energy Group, Inc. (a)(b)	27,400	1,685,100
Valero Energy Corp.	747,400	62,415,374
		169,461,186
Oil & Gas Storage & Transport - 7.5%
Cheniere Energy, Inc.	764,512	101,603,645
Energy Transfer LP	4,811,000	48,783,540
Golar LNG Ltd. (a)	411,333	7,157,194
Targa Resources Corp.	350,300	22,899,111
		180,443,490

TOTAL OIL, GAS & CONSUMABLE FUELS		2,173,587,004

TOTAL COMMON STOCKS
(Cost $1,647,712,191)		2,387,427,843

Money Market Funds - 1.3%
Fidelity Cash Central Fund 0.07% (d)	7,527,019	7,528,525
Fidelity Securities Lending Cash Central Fund 0.07% (d)(e)	23,404,142	23,406,482
TOTAL MONEY MARKET FUNDS
(Cost $30,935,007)		30,935,007
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $1,678,647,198)		2,418,362,850
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(10,722,119)
NET ASSETS - 100%		$2,407,640,731

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,159,211 or 0.0% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$14,452,970	$358,839,531	$365,763,976	$4,005	$--	$--	$7,528,525	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	559,733	321,297,252	298,450,503	20,950	--	--	23,406,482	0.1%
Total	$15,012,703	$680,136,783	$664,214,479	$24,955	$--	$--	$30,935,007

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,387,427,843	$2,376,455,880	$10,971,963	$--
Money Market Funds	30,935,007	30,935,007	--	--
Total Investments in Securities:	$2,418,362,850	$2,407,390,887	$10,971,963	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.8%
Canada	10.1%
Curacao	1.8%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $23,935,336) — See accompanying schedule: Unaffiliated issuers (cost $1,647,712,191)	$2,387,427,843
Fidelity Central Funds (cost $30,935,007)	30,935,007
Total Investment in Securities (cost $1,678,647,198)		$2,418,362,850
Receivable for fund shares sold		30,865,530
Dividends receivable		11,426,510
Distributions receivable from Fidelity Central Funds		2,109
Prepaid expenses		7,480
Other receivables		505,936
Total assets		2,461,170,415
Liabilities
Payable for investments purchased	$22,671,747
Payable for fund shares redeemed	5,700,179
Accrued management fee	965,118
Other affiliated payables	325,096
Other payables and accrued expenses	461,669
Collateral on securities loaned	23,405,875
Total liabilities		53,529,684
Net Assets		$2,407,640,731
Net Assets consist of:
Paid in capital		$2,938,640,713
Total accumulated earnings (loss)		(530,999,982)
Net Assets		$2,407,640,731
Net Asset Value, offering price and redemption price per share ($2,407,640,731 ÷ 53,220,533 shares)		$45.24

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$48,060,784
Income from Fidelity Central Funds (including $20,950 from security lending)		24,955
Total income		48,085,739
Expenses
Management fee	$7,144,903
Transfer agent fees	2,538,314
Accounting fees	431,542
Custodian fees and expenses	26,537
Independent trustees' fees and expenses	4,576
Registration fees	143,364
Audit	57,582
Legal	20,281
Interest	3,612
Miscellaneous	7,260
Total expenses before reductions	10,377,971
Expense reductions	(29,535)
Total expenses after reductions		10,348,436
Net investment income (loss)		37,737,303
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(5,904,367)
Foreign currency transactions	(31,167)
Total net realized gain (loss)		(5,935,534)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	661,758,610
Assets and liabilities in foreign currencies	(1,219)
Total change in net unrealized appreciation (depreciation)		661,757,391
Net gain (loss)		655,821,857
Net increase (decrease) in net assets resulting from operations		$693,559,160

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$37,737,303	$30,974,157
Net realized gain (loss)	(5,935,534)	(142,968,598)
Change in net unrealized appreciation (depreciation)	661,757,391	269,516,568
Net increase (decrease) in net assets resulting from operations	693,559,160	157,522,127
Distributions to shareholders	(31,460,812)	(24,866,401)
Share transactions
Proceeds from sales of shares	1,435,953,793	546,805,883
Net asset value of shares issued in exchange for the net assets of the Target Fund(s) (see Merger information note)	388,960,944	–
Reinvestment of distributions	29,620,722	23,686,159
Cost of shares redeemed	(1,089,636,722)	(398,816,396)
Net increase (decrease) in net assets resulting from share transactions	764,898,737	171,675,646
Total increase (decrease) in net assets	1,426,997,085	304,331,372
Net Assets
Beginning of period	980,643,646	676,312,274
End of period	$2,407,640,731	$980,643,646
Other Information
Shares
Sold	39,603,793	25,409,225
Issued in exchange for the shares of the Target Fund(s) (see Merger Information note)	11,161,009	–
Issued in reinvestment of distributions	884,794	1,036,348
Redeemed	(31,953,761)	(18,168,636)
Net increase (decrease)	19,695,835	8,276,937

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Energy Portfolio

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$29.25	$26.79	$37.50	$41.01	$44.10
Income from Investment Operations
Net investment income (loss)B,C	.96	.99D	.71	.49	.75E
Net realized and unrealized gain (loss)	15.82	2.27	(10.76)	(3.51)	(3.06)
Total from investment operations	16.78	3.26	(10.05)	(3.02)	(2.31)
Distributions from net investment income	(.79)	(.80)	(.64)	(.48)	(.68)
Distributions from net realized gain	–	–	(.02)	(.01)	(.10)
Total distributions	(.79)	(.80)	(.66)	(.49)	(.78)
Net asset value, end of period	$45.24	$29.25	$26.79	$37.50	$41.01
Total ReturnF	58.37%	13.03%	(27.24)%	(7.30)%	(5.27)%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.77%	.85%	.81%	.78%	.79%
Expenses net of fee waivers, if any	.77%	.85%	.81%	.78%	.79%
Expenses net of all reductions	.77%	.84%	.80%	.77%	.78%
Net investment income (loss)	2.79%	4.50%D	2.00%	1.12%	1.82%E
Supplemental Data
Net assets, end of period (000 omitted)	$2,407,641	$980,644	$676,312	$1,152,173	$1,778,436
Portfolio turnover rateI	56%J	31%	79%K	59%K	59%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 3.82%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.48 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .66%.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J The portfolio turnover rate does not include the assets acquired in the merger.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2022

1. Organization.

Energy Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2022, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Energy Portfolio	$373,119

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$741,432,182
Gross unrealized depreciation	(19,823,438)
Net unrealized appreciation (depreciation)	$721,608,744
Tax Cost	$1,696,754,106

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,158,178
Capital loss carryforward	$(1,257,884,224)
Net unrealized appreciation (depreciation) on securities and other investments	$721,076,553

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(433,155,172)
Long-term	(824,729,052)
Total capital loss carryforward	$(1,257,884,224)

Due to a merger in the period, approximately $392,837,894 of the Fund's realized losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $2,077,904 of those capital losses per year to offset gains. These realized losses were acquired from Select Natural Gas Portfolio when it merged into the Fund on November 19, 2021.

Due to a merger in the period, approximately $323,278,709 of the Fund's realized losses and a portion of the Fund’s unrealized losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $3,367,549 of those capital losses per year to offset gains. These realized and unrealized losses were acquired from Select Energy Service Portfolio when it merged into the Fund on November 19, 2021.

The tax character of distributions paid was as follows:

	February 28, 2022	February 28, 2021
Ordinary Income	$31,460,812	$ 24,866,401
Total	$31,460,812	$ 24,866,401

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, securities acquired in the merger, and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Energy Portfolio	1,136,485,005	752,840,145

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Energy Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Energy Portfolio	$36,593

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Energy Portfolio	Borrower	$8,871,467.32%		$3,503

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Energy Portfolio	62,050,778	57,255,965	(1,900,087)

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Energy Portfolio	$2,092

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Energy Portfolio	$1,973	$–	$–

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Energy Portfolio	$839,375.59%		$109

9. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $29,535.

10. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

12. Merger Information.

On November 19, 2021, the Fund acquired all of the assets and assumed all of the liabilities of each Target Fund listed in the below table pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The securities held by each Target Fund were the primary assets acquired by the Fund. The acquisition was accomplished by an exchange of shares of the Fund for shares then outstanding of each Target Fund at their respective net asset value on the acquisition date. The reorganization provides shareholders of each Target Fund access to a larger portfolio with a similar investment objective and lower projected expenses. For financial reporting purposes, the assets and liabilities of each Target Fund and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from each Target Fund were carried forward and will be utilized for purposes of the Fund's ongoing reporting of realized and unrealized gains and losses to more closely align subsequent reporting of realized gains with amounts distributable to shareholders for tax purposes. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

Target Fund	Investments $	Unrealized appreciation (depreciation) $	Net Assets $	Shares Exchanged	Shares Exchanged Ratio
Energy Service Portfolio	239,225,585	(29,042,821)	240,539,236	6,902,147	.5578794835
Natural Gas Portfolio	148,458,051	3,907,464	148,421,708	4,258,862	.4453142037

Surviving Fund	Net Assets $	Total net assets after the acquisition $
Energy Portfolio	1,269,646,810	1,658,607,754

Pro forma results of operations of the combined entity for the entire period ended February 28, 2022, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$41,213,855
Total net realized gain (loss)	31,547,962
Total change in net unrealized appreciation (depreciation)	637,928,213
Net increase (decrease) in net assets resulting from operations	$710,690,030

Because the combined investment portfolios have been managed as a single portfolio since the acquisitions were completed, it is not practicable to separate the amounts of revenue and earnings of the acquired funds that have been included in the Fund's accompanying Statement of Operations since November 19, 2021.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Energy Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Energy Portfolio (one of the funds constituting Fidelity Select Portfolios, referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 317 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2021 to February 28, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During Period-B September 1, 2021 to February 28, 2022
Energy Portfolio	.75%
Actual		$1,000.00	$1,522.70	$4.69
Hypothetical-C		$1,000.00	$1,021.08	$3.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2021	November 2021	December 2021
Select Energy Portfolio	61%	96%	100%
Select Energy Service Portfolio	8%	61%
Select Natural Gas Portfolio	12%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2021	November 2021	December 2021
Select Energy Portfolio	100%	100%	100%
Select Energy Service Portfolio	88%	100%
Select Natural Gas Portfolio	54%	100%

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SELNR-ANN-0422
1.813649.117

Fidelity® Select Portfolios®
Financials Sector

Banking Portfolio

Brokerage and Investment Management Portfolio

Financial Services Portfolio

FinTech Portfolio (formerly Consumer Finance Portfolio)

Insurance Portfolio

Annual Report

February 28, 2022

Contents

Note to Shareholders
Banking Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Brokerage and Investment Management Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Financial Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
FinTech Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Insurance Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Banking Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Banking Portfolio	23.37%	8.89%	12.87%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Banking Portfolio on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$33,565	Banking Portfolio
$39,037	S&P 500® Index

Banking Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Matthew Reed:  For the fiscal year ending February 28, 2022, the fund gained 23.37%, outperforming the 18.63% advance of the MSCI U.S. IMI Banks 5% Capped Linked Index, as well as the broad-based S&P 500® index. Versus the industry index, security selection was the primary contributor, especially in the regional banks category. Favorable picks among diversified banks and non-index exposure to consumer finance companies also boosted the portfolio's relative result. Not owning JPMorgan Chase, an index component that returned roughly -1%, was the biggest individual relative contributor. Adding further value versus the index was our outsized stake in First Horizon, which gained 50% the past 12 months and was among the fund's biggest holdings. Another key contributor was our out-of-index position in Capital One Financial (+29%). In contrast, the largest detractor from performance versus the industry index was an overweighting in diversified banks, followed by smaller-than-index exposure to regional banks. Not owning Fifth Third Bancorp, an index component that gained 42%, was the largest individual relative detractor. Further pressuring the portfolio’s relative return was an outsized stake in NMI Holdings, which rose 1%, though we added to our position during the period. Also hampering performance was our overweighting in Cadence Bancorp, which advanced 6% and was no longer held at period end. Notable changes in positioning the past year include increased exposure to thrifts & mortgage finance stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Banking Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
Wells Fargo & Co.	6.1
U.S. Bancorp	5.7
Truist Financial Corp.	5.5
Bank of America Corp.	5.3
Citigroup, Inc.	4.6
M&T Bank Corp.	4.4
Huntington Bancshares, Inc.	3.8
First Horizon National Corp.	3.5
PNC Financial Services Group, Inc.	2.8
East West Bancorp, Inc.	2.7
44.4

Top Industries (% of fund's net assets)

As of February 28, 2022
Banks	84.9%
Thrifts & Mortgage Finance	8.3%
Capital Markets	3.8%
Consumer Finance	2.1%
All Others*	0.9%

* Includes short-term investments and net other assets (liabilities).

Banking Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Banks - 84.9%
Diversified Banks - 21.8%
Bank of America Corp.	863,376	$38,161,219
Citigroup, Inc.	553,100	32,760,113
Piraeus Financial Holdings SA (a)	330,200	522,955
U.S. Bancorp	720,200	40,720,108
Wells Fargo & Co.	821,992	43,869,714
		156,034,109
Regional Banks - 63.1%
1st Source Corp.	158,981	7,677,192
American National Bankshares, Inc.	178,986	6,908,860
Ameris Bancorp	83,960	4,156,020
Associated Banc-Corp. (b)	651,600	15,892,524
Bank OZK (b)	302,100	14,204,742
BOK Financial Corp. (b)	150,600	15,466,620
Cadence Bank (b)	444,439	14,053,161
Camden National Corp.	9,532	453,247
Comerica, Inc.	127,100	12,136,779
Community Trust Bancorp, Inc.	170,476	7,207,725
ConnectOne Bancorp, Inc.	214,400	7,075,200
East West Bancorp, Inc.	222,200	19,455,832
Eastern Bankshares, Inc.	154,700	3,381,742
First Foundation, Inc.	33,082	882,297
First Horizon National Corp.	1,058,600	24,855,928
First Interstate Bancsystem, Inc. (b)	430,834	17,491,860
Heartland Financial U.S.A., Inc.	294,500	14,613,090
Huntington Bancshares, Inc.	1,768,800	27,451,776
Independent Bank Group, Inc. (b)	130,700	10,083,505
Lakeland Financial Corp.	51,900	4,162,899
M&T Bank Corp.	174,300	31,762,689
Old National Bancorp, Indiana	283,354	5,179,711
PacWest Bancorp	360,636	17,822,631
Peoples United Financial, Inc.	512,600	10,805,608
PNC Financial Services Group, Inc.	99,600	19,845,300
Popular, Inc.	178,700	16,413,595
Preferred Bank, Los Angeles	142,595	11,190,856
Sierra Bancorp	176,100	4,726,524
Signature Bank	41,190	14,206,019
Trico Bancshares	106,087	4,604,176
Truist Financial Corp.	632,300	39,341,706
UMB Financial Corp.	72,166	7,350,829
Univest Corp. of Pennsylvania	286,000	8,288,280
WesBanco, Inc.	205,600	7,512,624
Wintrust Financial Corp.	150,200	14,923,872
Zions Bancorp NA	157,850	11,189,987
		452,775,406

TOTAL BANKS		608,809,515

Capital Markets - 3.8%
Asset Management & Custody Banks - 3.8%
Bank of New York Mellon Corp.	223,200	11,863,080
State Street Corp.	179,400	15,308,202
		27,171,282
Consumer Finance - 2.1%
Consumer Finance - 2.1%
Capital One Financial Corp.	66,700	10,223,109
OneMain Holdings, Inc.	90,800	4,628,984
		14,852,093
Diversified Financial Services - 0.0%
Other Diversified Financial Services - 0.0%
Phoenix Vega Mezz PLC (a)	330,200	20,917
Thrifts & Mortgage Finance - 8.3%
Thrifts & Mortgage Finance - 8.3%
Essent Group Ltd.	315,529	13,940,071
MGIC Investment Corp.	919,100	13,951,938
NMI Holdings, Inc. (a)	608,902	14,089,992
Radian Group, Inc.	334,236	7,988,240
Southern Missouri Bancorp, Inc.	26,700	1,430,586
Walker & Dunlop, Inc.	61,100	8,453,185
		59,854,012
TOTAL COMMON STOCKS
(Cost $519,975,076)		710,707,819

Money Market Funds - 5.6%
Fidelity Cash Central Fund 0.07% (c)	70,770	70,784
Fidelity Securities Lending Cash Central Fund 0.07% (c)(d)	39,874,138	39,878,125
TOTAL MONEY MARKET FUNDS
(Cost $39,948,909)		39,948,909
TOTAL INVESTMENT IN SECURITIES - 104.7%
(Cost $559,923,985)		750,656,728
NET OTHER ASSETS (LIABILITIES) - (4.7)%		(33,823,079)
NET ASSETS - 100%		$716,833,649

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$6,125,655	$173,336,014	$179,390,885	$2,340	$--	$--	$70,784	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	--	143,648,824	103,770,699	5,746	--	--	39,878,125	0.1%
Total	$6,125,655	$316,984,838	$283,161,584	$8,086	$--	$--	$39,948,909

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$710,707,819	$710,163,947	$543,872	$--
Money Market Funds	39,948,909	39,948,909	--	--
Total Investments in Securities:	$750,656,728	$750,112,856	$543,872	$--

See accompanying notes which are an integral part of the financial statements.

Banking Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $38,864,920) — See accompanying schedule: Unaffiliated issuers (cost $519,975,076)	$710,707,819
Fidelity Central Funds (cost $39,948,909)	39,948,909
Total Investment in Securities (cost $559,923,985)		$750,656,728
Receivable for investments sold		6,204,958
Receivable for fund shares sold		1,945,362
Dividends receivable		1,053,291
Distributions receivable from Fidelity Central Funds		1,976
Prepaid expenses		3,563
Other receivables		3,195
Total assets		759,869,073
Liabilities
Payable for fund shares redeemed	2,703,201
Accrued management fee	316,129
Other affiliated payables	104,790
Other payables and accrued expenses	33,179
Collateral on securities loaned	39,878,125
Total liabilities		43,035,424
Net Assets		$716,833,649
Net Assets consist of:
Paid in capital		$515,684,002
Total accumulated earnings (loss)		201,149,647
Net Assets		$716,833,649
Net Asset Value, offering price and redemption price per share ($716,833,649 ÷ 22,854,102 shares)		$31.37

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$17,365,212
Income from Fidelity Central Funds (including $5,746 from security lending)		8,086
Total income		17,373,298
Expenses
Management fee	$3,429,995
Transfer agent fees	985,578
Accounting fees	236,769
Custodian fees and expenses	8,672
Independent trustees' fees and expenses	2,254
Registration fees	79,340
Audit	42,978
Legal	1,587
Interest	446
Miscellaneous	3,370
Total expenses before reductions	4,790,989
Expense reductions	(14,061)
Total expenses after reductions		4,776,928
Net investment income (loss)		12,596,370
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	29,218,390
Foreign currency transactions	469
Total net realized gain (loss)		29,218,859
Change in net unrealized appreciation (depreciation) on investment securities		75,273,957
Net gain (loss)		104,492,816
Net increase (decrease) in net assets resulting from operations		$117,089,186

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,596,370	$9,519,334
Net realized gain (loss)	29,218,859	(3,835,314)
Change in net unrealized appreciation (depreciation)	75,273,957	100,101,655
Net increase (decrease) in net assets resulting from operations	117,089,186	105,785,675
Distributions to shareholders	(20,298,948)	(30,620,603)
Share transactions
Proceeds from sales of shares	519,785,682	280,772,770
Reinvestment of distributions	19,052,468	29,138,501
Cost of shares redeemed	(456,654,461)	(208,912,791)
Net increase (decrease) in net assets resulting from share transactions	82,183,689	100,998,480
Total increase (decrease) in net assets	178,973,927	176,163,552
Net Assets
Beginning of period	537,859,722	361,696,170
End of period	$716,833,649	$537,859,722
Other Information
Shares
Sold	17,252,319	14,272,458
Issued in reinvestment of distributions	659,756	1,749,438
Redeemed	(15,503,674)	(11,050,997)
Net increase (decrease)	2,408,401	4,970,899

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Banking Portfolio

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$26.31	$23.37	$26.42	$36.82	$33.63
Income from Investment Operations
Net investment income (loss)B,C	.58	.54	.58	.49	.42
Net realized and unrealized gain (loss)	5.48	4.32	(1.96)	(3.62)	3.68
Total from investment operations	6.06	4.86	(1.38)	(3.13)	4.10
Distributions from net investment income	(.54)	(.55)	(.53)	(.54)	(.33)
Distributions from net realized gain	(.46)	(1.37)	(1.14)	(6.73)	(.58)
Total distributions	(1.00)	(1.92)	(1.67)	(7.27)	(.91)
Redemption fees added to paid in capitalB	–	–	–	–	–D
Net asset value, end of period	$31.37	$26.31	$23.37	$26.42	$36.82
Total ReturnE	23.37%	25.90%	(6.05)%	(6.57)%	12.31%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	.73%	.79%	.77%	.77%	.77%
Expenses net of fee waivers, if any	.73%	.79%	.77%	.77%	.77%
Expenses net of all reductions	.73%	.79%	.77%	.76%	.77%
Net investment income (loss)	1.93%	2.84%	2.21%	1.54%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$716,834	$537,860	$361,696	$514,650	$830,245
Portfolio turnover rateH	34%	32%	31%	44%	35%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Brokerage and Investment Management Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Brokerage and Investment Management Portfolio	21.70%	16.85%	14.14%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Brokerage and Investment Management Portfolio on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$37,542	Brokerage and Investment Management Portfolio
$39,037	S&P 500® Index

Brokerage and Investment Management Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Charles Ackerman:  For the fiscal year ending February 28, 2022, the fund gained 21.70%, outperforming the 21.20% gain of the MSCI U.S. IMI Capital Markets 5% Capped Linked Index, as well as the broad-based S&P 500® index. Versus the industry index, security selection was the primary contributor, especially in the asset management & custody banks group. Security selection in investment banking & brokerage and other diversified financial services also helped. The biggest individual relative contributor was an overweight position in Ares Management (+62%) and we added to our stake in this company. Also adding value was our outsized stake in LPL Financial Holdings, which gained 38%. LPL Financial Holdings was among our biggest holdings. Another notable relative contributor was an overweighting in Ameriprise Financial (+38%), which was one of the fund's largest holdings. Conversely, the primary detractor from performance versus the industry index was an underweighting in asset management & custody banks. Stock selection in data processing & outsourced services and an overweighting in investment banking & brokerage also hindered the fund's relative performance. The biggest individual relative detractor was an underweight position in Blackstone (+90%). This period we increased our stake. The fund's stake in PayPal, a non-index position we established this period, returned -61%. Avoiding Houlihan Lokey, an index component that gained about 65%, also hurt relative performance. Notable changes in positioning include increased exposure to the asset management & custody banks subindustry and a lower allocation to investment banking & brokerage.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Brokerage and Investment Management Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
LPL Financial	5.7
Intercontinental Exchange, Inc.	5.5
S&P Global, Inc.	5.3
Ameriprise Financial, Inc.	5.2
BlackRock, Inc. Class A	5.1
Charles Schwab Corp.	5.1
Morgan Stanley	5.0
Bank of New York Mellon Corp.	4.6
CME Group, Inc.	4.0
KKR & Co. LP	3.9
49.4

Top Industries (% of fund's net assets)

As of February 28, 2022
Capital Markets	96.0%
Diversified Financial Services	2.5%
Banks	0.7%
IT Services	0.3%
All Others*	0.5%

* Includes short-term investments and net other assets (liabilities).

Brokerage and Investment Management Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Banks - 0.7%
Diversified Banks - 0.7%
Wells Fargo & Co.	158,600	$8,464,482
Capital Markets - 96.0%
Asset Management & Custody Banks - 42.2%
Affiliated Managers Group, Inc.	53,000	7,333,080
AllianceBernstein Holding LP	54,200	2,430,328
Ameriprise Financial, Inc.	209,200	62,716,068
Ares Management Corp.	516,400	41,874,876
Artisan Partners Asset Management, Inc. (a)	134,600	5,129,606
Bank of New York Mellon Corp.	1,058,200	56,243,330
BlackRock, Inc. Class A	83,400	62,040,426
Blackstone, Inc.	295,200	37,629,144
Blucora, Inc. (b)	25,600	509,440
Blue Owl Capital, Inc. Class A (a)	855,400	10,692,500
Bridge Investment Group Holdings, Inc.	126,700	2,646,763
Carlyle Group LP (a)	454,000	21,278,980
Cohen & Steers, Inc. (a)	12,428	1,009,899
Federated Hermes, Inc.	15,400	503,118
Focus Financial Partners, Inc. Class A (b)	12,400	620,496
Franklin Resources, Inc.	446,000	13,259,580
Invesco Ltd.	506,300	10,753,812
Janus Henderson Group PLC	195,200	6,552,864
KKR & Co. LP	780,700	46,935,684
Northern Trust Corp.	165,000	18,793,500
Owl Rock Capital Corp.	67,488	1,015,694
P10, Inc. (b)	219,900	2,735,556
Patria Investments Ltd.	577,272	9,582,715
Petershill Partners PLC (c)	1,333,500	3,779,854
SEI Investments Co.	15,300	896,274
State Street Corp.	435,500	37,161,215
T. Rowe Price Group, Inc.	214,300	30,979,208
TPG, Inc.	103,000	3,166,220
Virtus Investment Partners, Inc.	53,100	12,776,922
		511,047,152
Financial Exchanges & Data - 28.1%
Cboe Global Markets, Inc.	129,238	15,158,325
CME Group, Inc.	205,900	48,701,527
Coinbase Global, Inc. (a)(b)	27,700	5,284,329
Intercontinental Exchange, Inc.	516,000	66,109,920
MarketAxess Holdings, Inc.	32,800	12,510,904
Moody's Corp.	102,500	33,008,075
MSCI, Inc.	79,100	39,683,679
NASDAQ, Inc.	225,400	38,577,210
Open Lending Corp. (b)	306,900	6,392,727
S&P Global, Inc.	169,100	63,530,870
Tradeweb Markets, Inc. Class A	127,200	10,745,856
		339,703,422
Investment Banking & Brokerage - 25.7%
BGC Partners, Inc. Class A	523,800	2,399,004
Charles Schwab Corp.	728,761	61,551,154
Goldman Sachs Group, Inc.	117,300	40,033,317
Interactive Brokers Group, Inc. (a)	136,100	9,007,098
LPL Financial	379,000	68,580,050
Moelis & Co. Class A	131,500	6,339,615
Morgan Stanley	662,716	60,134,850
Piper Jaffray Companies (a)	4,000	592,040
PJT Partners, Inc. (a)	199,912	12,758,384
Raymond James Financial, Inc.	302,500	33,169,125
Robinhood Markets, Inc. (a)(b)	210,400	2,526,904
Virtu Financial, Inc. Class A	397,300	13,937,284
		311,028,825

TOTAL CAPITAL MARKETS		1,161,779,399

Diversified Financial Services - 2.5%
Other Diversified Financial Services - 2.5%
Apollo Global Management, Inc.	463,500	30,248,010
IT Services - 0.3%
Data Processing & Outsourced Services - 0.3%
PayPal Holdings, Inc. (b)	31,600	3,536,988
TOTAL COMMON STOCKS
(Cost $982,893,699)		1,204,028,879

Money Market Funds - 4.7%
Fidelity Cash Central Fund 0.07% (d)	8,616,220	8,617,943
Fidelity Securities Lending Cash Central Fund 0.07% (d)(e)	47,538,146	47,542,900
TOTAL MONEY MARKET FUNDS
(Cost $56,160,843)		56,160,843
TOTAL INVESTMENT IN SECURITIES - 104.2%
(Cost $1,039,054,542)		1,260,189,722
NET OTHER ASSETS (LIABILITIES) - (4.2)%		(50,467,914)
NET ASSETS - 100%		$1,209,721,808

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,779,854 or 0.3% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$10,744,136	$336,125,720	$338,251,913	$18,050	$--	$--	$8,617,943	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	--	237,945,791	190,402,891	61,496	--	--	47,542,900	0.1%
Total	$10,744,136	$574,071,511	$528,654,804	$79,546	$--	$--	$56,160,843

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,204,028,879	$1,200,249,025	$3,779,854	$--
Money Market Funds	56,160,843	56,160,843	--	--
Total Investments in Securities:	$1,260,189,722	$1,256,409,868	$3,779,854	$--

See accompanying notes which are an integral part of the financial statements.

Brokerage and Investment Management Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $46,253,078) — See accompanying schedule: Unaffiliated issuers (cost $982,893,699)	$1,204,028,879
Fidelity Central Funds (cost $56,160,843)	56,160,843
Total Investment in Securities (cost $1,039,054,542)		$1,260,189,722
Receivable for fund shares sold		2,106,487
Dividends receivable		874,512
Distributions receivable from Fidelity Central Funds		3,025
Prepaid expenses		2,096
Other receivables		63,887
Total assets		1,263,239,729
Liabilities
Payable for investments purchased	$2,498,226
Payable for fund shares redeemed	2,638,583
Accrued management fee	550,279
Other affiliated payables	190,306
Other payables and accrued expenses	97,627
Collateral on securities loaned	47,542,900
Total liabilities		53,517,921
Net Assets		$1,209,721,808
Net Assets consist of:
Paid in capital		$983,754,632
Total accumulated earnings (loss)		225,967,176
Net Assets		$1,209,721,808
Net Asset Value, offering price and redemption price per share ($1,209,721,808 ÷ 9,997,121 shares)		$121.01

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$14,348,845
Income from Fidelity Central Funds (including $61,496 from security lending)		79,546
Total income		14,428,391
Expenses
Management fee	$4,232,052
Transfer agent fees	1,239,230
Accounting fees	278,531
Custodian fees and expenses	14,666
Independent trustees' fees and expenses	2,494
Registration fees	140,471
Audit	39,632
Legal	373
Miscellaneous	2,759
Total expenses before reductions	5,950,208
Expense reductions	(19,227)
Total expenses after reductions		5,930,981
Net investment income (loss)		8,497,410
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,617,448
Foreign currency transactions	(1,956)
Total net realized gain (loss)		5,615,492
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	42,393,530
Assets and liabilities in foreign currencies	(2,060)
Total change in net unrealized appreciation (depreciation)		42,391,470
Net gain (loss)		48,006,962
Net increase (decrease) in net assets resulting from operations		$56,504,372

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,497,410	$3,819,295
Net realized gain (loss)	5,615,492	7,728,775
Change in net unrealized appreciation (depreciation)	42,391,470	105,207,119
Net increase (decrease) in net assets resulting from operations	56,504,372	116,755,189
Distributions to shareholders	(11,958,952)	(11,912,054)
Share transactions
Proceeds from sales of shares	1,076,173,907	84,488,611
Reinvestment of distributions	11,131,114	11,152,814
Cost of shares redeemed	(351,448,797)	(80,252,501)
Net increase (decrease) in net assets resulting from share transactions	735,856,224	15,388,924
Total increase (decrease) in net assets	780,401,644	120,232,059
Net Assets
Beginning of period	429,320,164	309,088,105
End of period	$1,209,721,808	$429,320,164
Other Information
Shares
Sold	8,446,490	981,489
Issued in reinvestment of distributions	92,249	139,657
Redeemed	(2,792,832)	(991,927)
Net increase (decrease)	5,745,907	129,219

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Brokerage and Investment Management Portfolio

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$100.99	$74.99	$71.71	$84.47	$71.13
Income from Investment Operations
Net investment income (loss)B,C	1.31	.93	1.01	.77	1.15
Net realized and unrealized gain (loss)	20.54	28.01	5.70	(7.60)	17.88
Total from investment operations	21.85	28.94	6.71	(6.83)	19.03
Distributions from net investment income	(.83)	(1.06)	(.98)	(.96)	(.82)
Distributions from net realized gain	(1.01)	(1.88)	(2.45)	(4.96)	(4.87)
Total distributions	(1.83)D	(2.94)	(3.43)	(5.93)D	(5.69)
Redemption fees added to paid in capitalB	–	–	–	–	–E
Net asset value, end of period	$121.01	$100.99	$74.99	$71.71	$84.47
Total ReturnF	21.70%	39.69%	9.28%	(8.04)%	27.51%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.74%	.76%	.77%	.78%	.79%
Expenses net of fee waivers, if any	.74%	.76%	.77%	.77%	.79%
Expenses net of all reductions	.74%	.76%	.77%	.77%	.78%
Net investment income (loss)	1.06%	1.14%	1.33%	1.01%	1.49%
Supplemental Data
Net assets, end of period (000 omitted)	$1,209,722	$429,320	$309,088	$327,128	$461,981
Portfolio turnover rateI	3%	11%	9%	30%	75%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Financial Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Financial Services Portfolio	22.47%	12.36%	13.11%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Financial Services Portfolio on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$34,264	Financial Services Portfolio
$39,037	S&P 500® Index

Financial Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Matthew Reed:  For the fiscal year ending February 28, 2022, the fund gained 22.47%, outperforming the 21.91% advance of the MSCI U.S. IMI Financials 5% Capped Linked Index, as well as the broad-based S&P 500® index. Stock picks in the diversified banks and regional banks categories contributed meaningfully to performance versus the sector index. An underweighting in financial exchanges & data stocks also helped. Not owning JPMorgan Chase, an index component that returned roughly -1%, was the biggest individual relative contributor. Also bolstering performance was our overweighting in Wells Fargo, which rose 50% the past 12 months and was the portfolio's largest holding. Another key relative contributor was an outsized stake in M&T Bank (+24%), where we increased our exposure this period. In contrast, security selection and an underweighting in multi-sector holdings jointly detracted the most from performance versus the sector index. Out-of-index picks among data processing & outsourced services firms and stock selection in life & health insurance providers also hindered the fund's relative return. Avoiding the shares of Blackstone, an index component that advanced about 90%, was the biggest individual relative detractor. Also pressuring performance was our oversized exposure to Cannae Holdings, which returned about -28%. Not owning Berkshire Hathaway, an index component that gained roughly 34%, also hindered the portfolio’s relative result this past year. Notable changes in positioning during the period include increased exposure to thrifts & mortgage finance companies and a lower allocation to consumer finance stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Financial Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
Wells Fargo & Co.	6.6
Bank of America Corp.	4.0
Morgan Stanley	3.6
Citigroup, Inc.	3.6
The Travelers Companies, Inc.	3.5
M&T Bank Corp.	3.4
Capital One Financial Corp.	3.3
American Express Co.	3.2
State Street Corp.	2.9
U.S. Bancorp	2.5
36.6

Top Industries (% of fund's net assets)

As of February 28, 2022
Banks	36.8%
Insurance	22.9%
Capital Markets	18.4%
Consumer Finance	7.5%
Thrifts & Mortgage Finance	5.5%
All Others*	8.9%

* Includes short-term investments and net other assets (liabilities).

Financial Services Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Banks - 36.8%
Diversified Banks - 16.8%
Bank of America Corp.	748,900	$33,101,380
Citigroup, Inc.	497,200	29,449,156
Piraeus Financial Holdings SA (a)	380,900	603,252
U.S. Bancorp	362,100	20,473,134
Wells Fargo & Co.	1,009,090	53,855,132
		137,482,054
Regional Banks - 20.0%
Ameris Bancorp (b)	65,300	3,232,350
Associated Banc-Corp. (b)	253,600	6,185,304
Bank OZK	150,000	7,053,000
BOK Financial Corp.	46,500	4,775,550
Cadence Bank (b)	188,830	5,970,805
East West Bancorp, Inc.	97,600	8,545,856
First Horizon National Corp.	498,300	11,700,084
First Interstate Bancsystem, Inc.	164,121	6,663,313
Heartland Financial U.S.A., Inc.	84,500	4,192,890
Huntington Bancshares, Inc.	1,089,900	16,915,248
M&T Bank Corp.	154,600	28,172,758
PacWest Bancorp	127,600	6,305,992
Peoples United Financial, Inc.	176,800	3,726,944
Popular, Inc.	87,800	8,064,430
Signature Bank	32,800	11,312,392
Truist Financial Corp.	307,700	19,145,094
WesBanco, Inc.	95,300	3,482,262
Wintrust Financial Corp.	91,100	9,051,696
		164,495,968

TOTAL BANKS		301,978,022

Capital Markets - 18.4%
Asset Management & Custody Banks - 9.5%
Affiliated Managers Group, Inc.	29,500	4,081,620
AllianceBernstein Holding LP	59,873	2,684,705
Bank of New York Mellon Corp.	339,300	18,033,795
Brookfield Asset Management, Inc. Class A	183,000	9,999,120
Carlyle Group LP (b)	155,100	7,269,537
Northern Trust Corp.	46,800	5,330,520
Patria Investments Ltd. (b)	391,600	6,500,560
State Street Corp.	281,200	23,994,796
		77,894,653
Financial Exchanges & Data - 1.7%
Bolsa Mexicana de Valores S.A.B. de CV	1,964,600	3,762,102
Cboe Global Markets, Inc.	87,100	10,215,959
		13,978,061
Investment Banking & Brokerage - 7.2%
Lazard Ltd. Class A	243,492	8,419,953
Morgan Stanley	327,500	29,717,350
Raymond James Financial, Inc.	148,100	16,239,165
Virtu Financial, Inc. Class A	129,700	4,549,876
		58,926,344

TOTAL CAPITAL MARKETS		150,799,058

Consumer Finance - 7.5%
Consumer Finance - 7.5%
American Express Co.	136,400	26,535,256
Capital One Financial Corp.	174,800	26,791,596
OneMain Holdings, Inc.	164,900	8,406,602
		61,733,454
Diversified Financial Services - 2.3%
Multi-Sector Holdings - 0.9%
Cannae Holdings, Inc. (a)	263,690	7,080,077
Other Diversified Financial Services - 1.4%
Apollo Global Management, Inc.	182,000	11,877,320
Phoenix Vega Mezz PLC (a)	380,900	24,128
		11,901,448

TOTAL DIVERSIFIED FINANCIAL SERVICES		18,981,525

Insurance - 22.9%
Insurance Brokers - 3.6%
Arthur J. Gallagher & Co.	121,900	19,283,361
Marsh & McLennan Companies, Inc.	67,300	10,459,093
		29,742,454
Life & Health Insurance - 2.6%
Globe Life, Inc.	146,500	14,790,640
Primerica, Inc.	50,300	6,533,467
		21,324,107
Multi-Line Insurance - 4.5%
American International Group, Inc.	222,200	13,607,528
Assurant, Inc.	82,500	14,001,075
Hartford Financial Services Group, Inc.	131,600	9,143,568
		36,752,171
Property & Casualty Insurance - 10.3%
American Financial Group, Inc.	53,100	7,189,209
Chubb Ltd.	85,700	17,451,948
Fidelity National Financial, Inc.	223,200	10,633,248
First American Financial Corp.	98,600	6,610,144
Hiscox Ltd.	627,200	7,717,621
Old Republic International Corp.	224,800	5,923,480
The Travelers Companies, Inc.	166,000	28,523,780
		84,049,430
Reinsurance - 1.9%
Reinsurance Group of America, Inc.	143,800	15,941,668

TOTAL INSURANCE		187,809,830

IT Services - 3.2%
Data Processing & Outsourced Services - 3.2%
Computer Services, Inc.	28,981	1,580,334
Global Payments, Inc.	94,600	12,617,748
MasterCard, Inc. Class A	32,100	11,582,322
		25,780,404
Professional Services - 1.9%
Research & Consulting Services - 1.9%
Dun & Bradstreet Holdings, Inc. (a)(b)	382,900	7,106,624
Equifax, Inc.	39,900	8,711,766
		15,818,390
Software - 0.9%
Application Software - 0.9%
Black Knight, Inc. (a)	125,700	7,063,083
Thrifts & Mortgage Finance - 5.5%
Thrifts & Mortgage Finance - 5.5%
Essent Group Ltd.	322,638	14,254,147
MGIC Investment Corp.	709,100	10,764,138
NMI Holdings, Inc. (a)	609,643	14,107,139
Radian Group, Inc.	57,200	1,367,080
Walker & Dunlop, Inc.	33,200	4,593,220
		45,085,724
TOTAL COMMON STOCKS
(Cost $616,947,886)		815,049,490

Money Market Funds - 2.8%
Fidelity Cash Central Fund 0.07% (c)	3,553,473	3,554,184
Fidelity Securities Lending Cash Central Fund 0.07% (c)(d)	19,551,645	19,553,600
TOTAL MONEY MARKET FUNDS
(Cost $23,107,784)		23,107,784
TOTAL INVESTMENT IN SECURITIES - 102.2%
(Cost $640,055,670)		838,157,274
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(18,247,542)
NET ASSETS - 100%		$819,909,732

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$3,527,615	$293,497,202	$293,470,633	$3,200	$--	$--	$3,554,184	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	--	155,303,193	135,749,593	5,745	--	--	19,553,600	0.1%
Total	$3,527,615	$448,800,395	$429,220,226	$8,945	$--	$--	$23,107,784

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$815,049,490	$806,704,489	$8,345,001	$--
Money Market Funds	23,107,784	23,107,784	--	--
Total Investments in Securities:	$838,157,274	$829,812,273	$8,345,001	$--

See accompanying notes which are an integral part of the financial statements.

Financial Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $19,192,431) — See accompanying schedule: Unaffiliated issuers (cost $616,947,886)	$815,049,490
Fidelity Central Funds (cost $23,107,784)	23,107,784
Total Investment in Securities (cost $640,055,670)		$838,157,274
Receivable for fund shares sold		4,185,568
Dividends receivable		1,147,974
Distributions receivable from Fidelity Central Funds		1,007
Prepaid expenses		5,471
Other receivables		11,324
Total assets		843,508,618
Liabilities
Payable for fund shares redeemed	3,526,238
Accrued management fee	359,340
Other affiliated payables	122,056
Other payables and accrued expenses	37,652
Collateral on securities loaned	19,553,600
Total liabilities		23,598,886
Net Assets		$819,909,732
Net Assets consist of:
Paid in capital		$587,860,339
Total accumulated earnings (loss)		232,049,393
Net Assets		$819,909,732
Net Asset Value, offering price and redemption price per share ($819,909,732 ÷ 61,952,786 shares)		$13.23

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$21,711,930
Income from Fidelity Central Funds (including $5,745 from security lending)		8,945
Total income		21,720,875
Expenses
Management fee	$4,370,219
Transfer agent fees	1,225,270
Accounting fees	286,066
Custodian fees and expenses	16,597
Independent trustees' fees and expenses	2,865
Registration fees	99,529
Audit	40,097
Legal	2,198
Interest	67
Miscellaneous	4,617
Total expenses before reductions	6,047,525
Expense reductions	(18,328)
Total expenses after reductions		6,029,197
Net investment income (loss)		15,691,678
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	64,209,388
Foreign currency transactions	4,785
Total net realized gain (loss)		64,214,173
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	59,571,347
Assets and liabilities in foreign currencies	(32)
Total change in net unrealized appreciation (depreciation)		59,571,315
Net gain (loss)		123,785,488
Net increase (decrease) in net assets resulting from operations		$139,477,166

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,691,678	$10,290,805
Net realized gain (loss)	64,214,173	(3,240,756)
Change in net unrealized appreciation (depreciation)	59,571,315	109,247,900
Net increase (decrease) in net assets resulting from operations	139,477,166	116,297,949
Distributions to shareholders	(29,541,664)	(29,274,755)
Share transactions
Proceeds from sales of shares	634,993,625	213,063,603
Reinvestment of distributions	27,204,727	27,752,133
Cost of shares redeemed	(558,271,824)	(205,127,889)
Net increase (decrease) in net assets resulting from share transactions	103,926,528	35,687,847
Total increase (decrease) in net assets	213,862,030	122,711,041
Net Assets
Beginning of period	606,047,702	483,336,661
End of period	$819,909,732	$606,047,702
Other Information
Shares
Sold	48,475,233	23,964,944
Issued in reinvestment of distributions	2,146,844	3,577,346
Redeemed	(42,497,145)	(24,643,342)
Net increase (decrease)	8,124,932	2,898,948

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Financial Services Portfolio

Years ended February 28,	2022	2021	2020 A	2019 B	2018 B
Selected Per–Share Data
Net asset value, beginning of period	$11.26	$9.49	$9.65	$11.67	$10.31
Income from Investment Operations
Net investment income (loss)C,D	.25	.20	.19	.14	.09
Net realized and unrealized gain (loss)	2.26	2.17	.26	(1.04)	1.76
Total from investment operations	2.51	2.37	.45	(.90)	1.85
Distributions from net investment income	(.26)	(.21)	(.16)	(.14)	(.07)
Distributions from net realized gain	(.28)	(.39)	(.45)	(.98)	(.42)
Total distributions	(.54)	(.60)	(.61)	(1.12)	(.49)
Net asset value, end of period	$13.23	$11.26	$9.49	$9.65	$11.67
Total ReturnE	22.47%	27.89%	3.81%	(6.91)%	18.33%
Ratios to Average Net AssetsD,F,G
Expenses before reductions	.73%	.77%	.77%	.76%	.77%
Expenses net of fee waivers, if any	.72%	.77%	.77%	.76%	.77%
Expenses net of all reductions	.72%	.77%	.76%	.75%	.76%
Net investment income (loss)	1.89%	2.36%	1.81%	1.28%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$819,910	$606,048	$483,337	$558,429	$1,308,254
Portfolio turnover rateH	53%	63%	61%I	49%I	54%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

FinTech Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
FinTech Portfolio	(0.75)%	9.38%	11.55%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in FinTech Portfolio on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$29,834	FinTech Portfolio
$39,037	S&P 500® Index

FinTech Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Ruth Nagle:  For the fiscal year, the fund returned -0.75%, trailing the -0.23% result of the FactSet Financial Technologies Linked Index, as well as the broad-based S&P 500® index. The largest detractors from performance versus the industry index were an overweighting and security selection in application software. Also detracting from our relative result was an overweighting in data processing & outsourced services and an underweighting in consumer finance. The fund's biggest individual relative detractor was an underweighting in Credit Acceptance (+65%), which was not held at period end. Another notable relative detractor was an overweighting in Global Payments (-33%), a position we added to this period. Further hindering performance was Visa, which gained 2%. We increased our stake the past 12 months, making the stock a top holding at period end. In contrast, the biggest boost to performance versus the industry index came from an underweighting and stock picks in the thrifts & mortgage finance segment. Security selection in the mortgage REITs (real estate investment trusts) and regional banks groups also helped relative performance. The fund's top individual relative contributor was an overweighting in Mastercard, which gained 2% the past year. It was the fund's largest holding on February 28. Also bolstering performance were our lighter-than-index stakes in TFS Financial (+5%) and Annaly Capital Management (+14%). Neither Annaly nor TFS was held at period end. Notable changes in positioning include significantly increased exposure to the data processing & outsourced services subindustry and a notably lower allocation to consumer finance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  Following Board approval in May 2021, Fidelity® Select Consumer Finance Portfolio was repositioned with a broader, modernized mandate and renamed Fidelity® Select FinTech Portfolio, effective October 23, 2021. In conjunction with the repositioning, Fidelity changed the fund’s supplemental benchmark to the FactSet Financial Technologies Linked Index, which better reflects the fund’s updated investment focus. On February 10, 2022, Ruth Nagle assumed management responsibilities for the fund, succeeding Chuck Culp.

FinTech Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
MasterCard, Inc. Class A	15.6
Intuit, Inc.	11.2
Visa, Inc. Class A	11.0
American Express Co.	5.6
Capital One Financial Corp.	5.6
PayPal Holdings, Inc.	5.0
Fidelity National Information Services, Inc.	4.9
Discover Financial Services	4.9
Global Payments, Inc.	4.3
Adyen BV	4.2
72.3

Top Industries (% of fund's net assets)

As of February 28, 2022
IT Services	60.4%
Software	19.5%
Consumer Finance	17.8%
Banks	0.8%
All Others*	1.5%

* Includes short-term investments and net other assets (liabilities).

FinTech Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
Banks - 0.8%
Diversified Banks - 0.5%
Wells Fargo & Co.	15,582	$831,611
Regional Banks - 0.3%
Signature Bank	1,147	395,589

TOTAL BANKS		1,227,200

Consumer Finance - 17.8%
Consumer Finance - 17.8%
Ally Financial, Inc.	5,800	289,420
American Express Co.	46,596	9,064,786
Capital One Financial Corp.	58,751	9,004,766
Discover Financial Services	63,807	7,876,336
LendingClub Corp. (a)	20,356	378,214
OneMain Holdings, Inc.	39,313	2,004,177
Upstart Holdings, Inc. (a)(b)	1,200	189,588
		28,807,287
IT Services - 60.4%
Data Processing & Outsourced Services - 60.4%
Adyen BV (a)(c)	3,279	6,834,333
Affirm Holdings, Inc. (a)(b)	24,354	1,018,971
Block, Inc.:
Class A (a)	48,112	6,134,280
Class A unit (a)	4,791	540,398
Dlocal Ltd.	12,331	402,607
Edenred SA	54,353	2,473,328
EVO Payments, Inc. Class A (a)	20,863	503,007
Fidelity National Information Services, Inc.	83,236	7,926,564
Fiserv, Inc. (a)	37,032	3,616,915
FleetCor Technologies, Inc. (a)	21,747	5,093,147
Flywire Corp. (a)(b)	68,364	1,849,930
Global Payments, Inc.	51,978	6,932,826
MasterCard, Inc. Class A	70,024	25,266,062
MoneyGram International, Inc. (a)	19,400	208,356
Nuvei Corp. (a)(c)	22,591	1,226,420
PagSeguro Digital Ltd. (a)(b)	63,360	1,009,958
PayPal Holdings, Inc. (a)	71,609	8,015,195
Remitly Global, Inc.	2,500	27,375
Repay Holdings Corp. (a)(b)	50,978	880,390
Visa, Inc. Class A	82,347	17,796,834
		97,756,896
Software - 19.5%
Application Software - 19.5%
Avalara, Inc. (a)(b)	17,275	1,795,045
Bill.Com Holdings, Inc. (a)	16,926	4,026,357
Black Knight, Inc. (a)	52,214	2,933,905
BTRS Holdings, Inc. (a)(b)	56,484	344,552
EngageSmart, Inc. (b)	70,137	1,543,014
Guidewire Software, Inc. (a)(b)	12,899	1,137,047
Intuit, Inc.	38,072	18,060,215
Lightspeed Commerce, Inc. (Canada) (a)	14,019	368,310
Workiva, Inc. (a)(b)	13,558	1,427,657
		31,636,102
TOTAL COMMON STOCKS
(Cost $165,335,583)		159,427,485

Money Market Funds - 5.9%
Fidelity Cash Central Fund 0.07% (d)	870,096	870,270
Fidelity Securities Lending Cash Central Fund 0.07% (d)(e)	8,601,458	8,602,318
TOTAL MONEY MARKET FUNDS
(Cost $9,472,588)		9,472,588
TOTAL INVESTMENT IN SECURITIES - 104.4%
(Cost $174,808,171)		168,900,073
NET OTHER ASSETS (LIABILITIES) - (4.4)%		(7,048,794)
NET ASSETS - 100%		$161,851,279

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,060,753 or 5.0% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$355,405	$93,225,392	$92,710,527	$2,141	$--	$--	$870,270	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	3,320,368	71,798,437	66,516,487	10,501	--	--	8,602,318	0.0%
Total	$3,675,773	$165,023,829	$159,227,014	$12,642	$--	$--	$9,472,588

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$159,427,485	$150,119,824	$9,307,661	$--
Money Market Funds	9,472,588	9,472,588	--	--
Total Investments in Securities:	$168,900,073	$159,592,412	$9,307,661	$--

See accompanying notes which are an integral part of the financial statements.

FinTech Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $8,551,349) — See accompanying schedule: Unaffiliated issuers (cost $165,335,583)	$159,427,485
Fidelity Central Funds (cost $9,472,588)	9,472,588
Total Investment in Securities (cost $174,808,171)		$168,900,073
Receivable for investments sold		3,429,770
Receivable for fund shares sold		46,471
Dividends receivable		67,114
Distributions receivable from Fidelity Central Funds		624
Prepaid expenses		576
Other receivables		29,651
Total assets		172,474,279
Liabilities
Payable for investments purchased	$1,627,460
Payable for fund shares redeemed	240,719
Accrued management fee	74,705
Other affiliated payables	38,934
Other payables and accrued expenses	39,707
Collateral on securities loaned	8,601,475
Total liabilities		10,623,000
Net Assets		$161,851,279
Net Assets consist of:
Paid in capital		$174,978,423
Total accumulated earnings (loss)		(13,127,144)
Net Assets		$161,851,279
Net Asset Value, offering price and redemption price per share ($161,851,279 ÷ 10,074,792 shares)		$16.06

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$3,029,096
Special dividends		569,387
Income from Fidelity Central Funds (including $10,501 from security lending)		12,642
Total income		3,611,125
Expenses
Management fee	$1,317,739
Transfer agent fees	481,189
Accounting fees	97,709
Custodian fees and expenses	19,117
Independent trustees' fees and expenses	866
Registration fees	56,749
Audit	38,840
Legal	4,573
Interest	677
Miscellaneous	19,539
Total expenses before reductions	2,036,998
Expense reductions	(6,061)
Total expenses after reductions		2,030,937
Net investment income (loss)		1,580,188
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	42,686,327
Foreign currency transactions	(10,392)
Total net realized gain (loss)		42,675,935
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(51,830,665)
Assets and liabilities in foreign currencies	380
Total change in net unrealized appreciation (depreciation)		(51,830,285)
Net gain (loss)		(9,154,350)
Net increase (decrease) in net assets resulting from operations		$(7,574,162)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,580,188	$2,680,400
Net realized gain (loss)	42,675,935	(1,770,483)
Change in net unrealized appreciation (depreciation)	(51,830,285)	19,426,786
Net increase (decrease) in net assets resulting from operations	(7,574,162)	20,336,703
Distributions to shareholders	(37,026,602)	(2,613,470)
Share transactions
Proceeds from sales of shares	281,706,628	60,803,718
Reinvestment of distributions	33,727,405	2,390,791
Cost of shares redeemed	(253,862,105)	(84,284,960)
Net increase (decrease) in net assets resulting from share transactions	61,571,928	(21,090,451)
Total increase (decrease) in net assets	16,971,164	(3,367,218)
Net Assets
Beginning of period	144,880,115	148,247,333
End of period	$161,851,279	$144,880,115
Other Information
Shares
Sold	12,489,588	4,293,129
Issued in reinvestment of distributions	1,901,219	153,801
Redeemed	(11,797,499)	(6,098,211)
Net increase (decrease)	2,593,308	(1,651,281)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

FinTech Portfolio

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$19.37	$16.23	$15.80	$16.29	$14.02
Income from Investment Operations
Net investment income (loss)B,C	.14D	.34E	.39	.24	.20
Net realized and unrealized gain (loss)	.04F,G	3.14	.35	.43	2.33H
Total from investment operations	.18	3.48	.74	.67	2.53
Distributions from net investment income	(.25)	(.34)	(.31)	(.20)	(.26)
Distributions from net realized gain	(3.24)	–	(.01)	(.95)	–
Total distributions	(3.49)	(.34)	(.31)I	(1.16)I	(.26)
Redemption fees added to paid in capitalB	–	–	–	–	–J
Net asset value, end of period	$16.06	$19.37	$16.23	$15.80	$16.29
Total ReturnK	(.75)%G	21.94%	4.54%	4.83%	18.07%H
Ratios to Average Net AssetsC,L,M
Expenses before reductions	.81%	.89%	.86%	.87%	.90%
Expenses net of fee waivers, if any	.81%	.89%	.86%	.87%	.89%
Expenses net of all reductions	.81%	.89%	.85%	.86%	.89%
Net investment income (loss)	.63%D	2.35%E	2.29%	1.57%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$161,851	$144,880	$148,247	$102,334	$104,105
Portfolio turnover rateN	164%	25%	20%	32%	81%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .40%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.89%.

 F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 G Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.78)%.

 H Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.28 per share. Excluding these litigation proceeds, the total return would have been 16.18%.

 I Total distributions per share do not sum due to rounding.

 J Amount represents less than $.005 per share.

 K Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 L Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 M Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 N Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Insurance Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Insurance Portfolio	24.68%	10.78%	14.10%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Insurance Portfolio on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$37,388	Insurance Portfolio
$39,037	S&P 500® Index

Insurance Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Peter Deutsch:  For the fiscal year ending February 28, 2022, the fund gained 24.68%, outperforming the 24.37% advance of the MSCI U.S. IMI Insurance 25/50 Index, as well as the broad-based S&P 500® index. The top contributor to performance versus the industry index was security selection in the property & casualty insurance category. An overweighting among multi-line insurance stocks and favorable picks in the insurance brokers group also bolstered the portfolio's relative result. A non-index stake in Ares Management was the fund's leading individual relative contributor, driven by an advance of approximately 60%. Our second-largest relative contributor this period was the decision to avoid the shares of Erie Indemnity, an index component that returned -26%. Not owning RenaissanceRe Holdings, an index component that returned -9%, also proved beneficial. In contrast, the primary detractor from performance versus the industry index were stock picks among multi-line insurance firms. Weak investment choices in the life & health insurance and reinsurance segments further hampered the portfolio's relative return the past year. The fund's biggest individual relative detractor was an overweighting in Reinsurance Group of America, which returned -7% during the period. The portfolio's stake in Apollo Global Management, a non-index position we established this period, returned about -8% and further weighed on relative performance. Also detracting was our outsized stake in Primerica, which returned -7%. Notable changes in positioning the past 12 months include increased exposure to multi-line insurance companies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Insurance Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
Chubb Ltd.	9.6
Marsh & McLennan Companies, Inc.	9.5
The Travelers Companies, Inc.	8.6
American International Group, Inc.	7.5
Arthur J. Gallagher & Co.	4.7
MetLife, Inc.	4.6
Progressive Corp.	4.4
Aon PLC	4.2
Hartford Financial Services Group, Inc.	4.1
Allstate Corp.	3.6
60.8

Top Industries (% of fund's net assets)

As of February 28, 2022
Insurance	90.6%
Diversified Financial Services	5.4%
Capital Markets	2.5%
Consumer Finance	0.4%
All Others*	1.1%

* Includes short-term investments and net other assets (liabilities).

Insurance Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
Capital Markets - 2.5%
Asset Management & Custody Banks - 2.3%
Ares Management Corp.	57,114	$4,631,374
BlackRock, Inc. Class A	1,400	1,041,446
		5,672,820
Financial Exchanges & Data - 0.2%
Moody's Corp.	1,300	418,639

TOTAL CAPITAL MARKETS		6,091,459

Consumer Finance - 0.4%
Consumer Finance - 0.4%
OneMain Holdings, Inc.	21,000	1,070,580
Diversified Financial Services - 5.4%
Multi-Sector Holdings - 2.7%
Berkshire Hathaway, Inc. Class B (a)	20,700	6,654,015
Other Diversified Financial Services - 2.7%
Apollo Global Management, Inc.	102,037	6,658,935
Jackson Financial, Inc.	895	36,597
		6,695,532

TOTAL DIVERSIFIED FINANCIAL SERVICES		13,349,547

Insurance - 90.6%
Insurance Brokers - 24.2%
Aon PLC	35,500	10,370,970
Arthur J. Gallagher & Co.	73,200	11,579,508
Brown & Brown, Inc.	106,200	7,180,182
Marsh & McLennan Companies, Inc.	150,600	23,404,746
Willis Towers Watson PLC	30,928	6,875,294
		59,410,700
Life & Health Insurance - 14.0%
AFLAC, Inc.	38,300	2,339,747
CNO Financial Group, Inc.	126,100	3,047,837
Globe Life, Inc.	30,400	3,069,184
MetLife, Inc.	169,175	11,427,771
Primerica, Inc.	22,200	2,883,558
Principal Financial Group, Inc.	69,500	4,909,480
Prudential Financial, Inc.	55,189	6,162,404
Prudential PLC (a)	38,600	583,573
		34,423,554
Multi-Line Insurance - 13.7%
American International Group, Inc.	302,750	18,540,410
Assurant, Inc.	19,600	3,326,316
China Pacific Insurance (Group) Co. Ltd. (H Shares)	177,400	493,749
Hartford Financial Services Group, Inc.	146,700	10,192,716
Zurich Insurance Group Ltd.	2,466	1,131,884
		33,685,075
Property & Casualty Insurance - 35.5%
Allstate Corp.	72,800	8,907,808
American Financial Group, Inc.	200	27,078
Arch Capital Group Ltd. (a)	115,700	5,450,627
Assured Guaranty Ltd.	72,600	4,499,022
Chubb Ltd.	115,505	23,521,438
Cincinnati Financial Corp.	12,700	1,559,433
Fidelity National Financial, Inc.	40,500	1,929,420
First American Financial Corp.	41,000	2,748,640
Loews Corp.	64,500	3,956,430
Markel Corp. (a)	2,120	2,634,969
Mercury General Corp.	200	11,000
Progressive Corp.	102,700	10,879,011
The Travelers Companies, Inc.	123,500	21,221,005
		87,345,881
Reinsurance - 3.2%
Everest Re Group Ltd.	3,500	1,043,770
Maiden Holdings Ltd. (a)(b)	400	976
Reinsurance Group of America, Inc.	61,700	6,840,062
		7,884,808

TOTAL INSURANCE		222,750,018

TOTAL COMMON STOCKS
(Cost $120,249,478)		243,261,604

Money Market Funds - 0.8%
Fidelity Cash Central Fund 0.07% (c)	1,824,127	1,824,492
Fidelity Securities Lending Cash Central Fund 0.07% (c)(d)	550	550
TOTAL MONEY MARKET FUNDS
(Cost $1,825,042)		1,825,042
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $122,074,520)		245,086,646
NET OTHER ASSETS (LIABILITIES) - 0.3%		843,857
NET ASSETS - 100%		$245,930,503

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$2,833,851	$54,332,428	$55,341,787	$803	$--	$--	$1,824,492	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	--	32,799,786	32,799,236	555	--	--	550	0.0%
Total	$2,833,851	$87,132,214	$88,141,023	$1,358	$--	$--	$1,825,042

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$243,261,604	$241,546,147	$1,715,457	$--
Money Market Funds	1,825,042	1,825,042	--	--
Total Investments in Securities:	$245,086,646	$243,371,189	$1,715,457	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	78.1%
Switzerland	10.1%
Bermuda	4.4%
Ireland	4.2%
United Kingdom	3.0%
Others (Individually Less Than 1%)	0.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Insurance Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $488) — See accompanying schedule: Unaffiliated issuers (cost $120,249,478)	$243,261,604
Fidelity Central Funds (cost $1,825,042)	1,825,042
Total Investment in Securities (cost $122,074,520)		$245,086,646
Receivable for fund shares sold		829,427
Dividends receivable		406,358
Distributions receivable from Fidelity Central Funds		190
Prepaid expenses		1,411
Other receivables		310
Total assets		246,324,342
Liabilities
Payable for fund shares redeemed	$214,117
Accrued management fee	105,389
Audit fee payable	31,466
Transfer agent fee payable	33,487
Other affiliated payables	7,821
Other payables and accrued expenses	1,009
Collateral on securities loaned	550
Total liabilities		393,839
Net Assets		$245,930,503
Net Assets consist of:
Paid in capital		$123,333,899
Total accumulated earnings (loss)		122,596,604
Net Assets		$245,930,503
Net Asset Value, offering price and redemption price per share ($245,930,503 ÷ 3,520,257 shares)		$69.86

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$4,139,047
Income from Fidelity Central Funds (including $555 from security lending)		1,358
Total income		4,140,405
Expenses
Management fee	$1,122,021
Transfer agent fees	393,931
Accounting fees	83,192
Custodian fees and expenses	3,418
Independent trustees' fees and expenses	748
Registration fees	25,833
Audit	38,840
Legal	356
Miscellaneous	1,290
Total expenses before reductions	1,669,629
Expense reductions	(4,813)
Total expenses after reductions		1,664,816
Net investment income (loss)		2,475,589
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,591,215
Foreign currency transactions	121
Total net realized gain (loss)		6,591,336
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	35,823,464
Assets and liabilities in foreign currencies	(1,441)
Total change in net unrealized appreciation (depreciation)		35,822,023
Net gain (loss)		42,413,359
Net increase (decrease) in net assets resulting from operations		$44,888,948

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,475,589	$2,932,917
Net realized gain (loss)	6,591,336	15,506,232
Change in net unrealized appreciation (depreciation)	35,822,023	2,201,218
Net increase (decrease) in net assets resulting from operations	44,888,948	20,640,367
Distributions to shareholders	(17,750,181)	(16,870,459)
Share transactions
Proceeds from sales of shares	71,913,727	34,006,375
Reinvestment of distributions	16,623,368	15,964,972
Cost of shares redeemed	(54,446,500)	(88,579,235)
Net increase (decrease) in net assets resulting from share transactions	34,090,595	(38,607,888)
Total increase (decrease) in net assets	61,229,362	(34,837,980)
Net Assets
Beginning of period	184,701,141	219,539,121
End of period	$245,930,503	$184,701,141
Other Information
Shares
Sold	1,054,727	655,154
Issued in reinvestment of distributions	256,213	317,057
Redeemed	(810,083)	(1,709,560)
Net increase (decrease)	500,857	(737,349)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Insurance Portfolio

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$61.17	$58.44	$59.27	$78.49	$80.60
Income from Investment Operations
Net investment income (loss)B,C	.78	.88	.87	.98	1.08
Net realized and unrealized gain (loss)	13.73	6.99	2.77	(2.40)	6.76
Total from investment operations	14.51	7.87	3.64	(1.42)	7.84
Distributions from net investment income	(.89)	(.94)	(.91)	(1.16)	(.96)
Distributions from net realized gain	(4.93)	(4.20)	(3.56)	(16.63)	(8.99)
Total distributions	(5.82)	(5.14)	(4.47)	(17.80)D	(9.95)
Redemption fees added to paid in capitalB	–	–	–	–	–E
Net asset value, end of period	$69.86	$61.17	$58.44	$59.27	$78.49
Total ReturnF	24.68%	15.54%	5.95%	(.29)%	9.62%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.78%	.83%	.81%	.82%	.79%
Expenses net of fee waivers, if any	.78%	.83%	.81%	.81%	.79%
Expenses net of all reductions	.78%	.83%	.80%	.81%	.79%
Net investment income (loss)	1.16%	1.68%	1.37%	1.48%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$245,931	$184,701	$219,539	$223,081	$341,743
Portfolio turnover rateI	15%	18%	28%	9%	21%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2022

1. Organization.

Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, FinTech Portfolio (formerly Consumer Finance Portfolio) and Insurance Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2022 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Brokerage and Investment Management Portfolio	$55,705

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2022, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, equity-debt classifications, deferred Trustee compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Banking Portfolio	$561,529,866	$197,281,475	$(8,154,613)	$189,126,862
Brokerage and Investment Management Portfolio	1,039,497,674	291,063,230	(70,371,182)	220,692,048
Financial Services Portfolio	642,290,097	211,551,611	(15,684,434)	195,867,177
FinTech Portfolio	175,567,496	31,044,006	(37,711,429)	(6,667,423)
Insurance Portfolio	122,407,397	123,863,714	(1,184,465)	122,679,249

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Banking Portfolio	$1,904,261	$10,118,524	$189,126,862
Brokerage and Investment Management Portfolio	2,000,268	3,327,041	220,691,986
Financial Services Portfolio	2,181,365	34,001,896	195,866,131
FinTech Portfolio	–	–	(6,667,043)
Insurance Portfolio	–	–	122,680,193

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2021 to February 28, 2022, and ordinary losses recognized during the period January 1, 2022 to February 28, 2022. Loss deferrals were as follows:

	Capital losses	Ordinary losses
FinTech Portfolio	$(5,474,286)	$(985,815)
Insurance Portfolio	(83,589)	–

The tax character of distributions paid was as follows:

February 28, 2022
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$10,967,463	$9,331,485	$20,298,948
Brokerage and Investment Management Portfolio	7,406,134	4,552,818	11,958,952
Financial Services Portfolio	15,183,491	14,358,173	29,541,664
FinTech Portfolio	3,215,617	33,810,985	37,026,602
Insurance Portfolio	2,910,816	14,839,365	17,750,181

February 28, 2021
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$9,662,838	$20,957,765	$30,620,603
Brokerage and Investment Management Portfolio	4,534,924	7,377,130	11,912,054
Financial Services Portfolio	10,218,684	19,056,071	29,274,755
FinTech Portfolio	2,613,470	–	2,613,470
Insurance Portfolio	2,935,872	13,934,587	16,870,459

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Banking Portfolio	289,353,008	216,553,010
Brokerage and Investment Management Portfolio	763,548,929	24,191,092
Financial Services Portfolio	514,850,740	426,562,575
FinTech Portfolio	418,486,569	392,532,199
Insurance Portfolio	51,604,193	32,300,620

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Banking Portfolio	.30%	.22%	.53%
Brokerage and Investment Management Portfolio	.30%	.22%	.53%
Financial Services Portfolio	.30%	.22%	.53%
FinTech Portfolio	.30%	.22%	.52%
Insurance Portfolio	.30%	.22%	.53%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Banking Portfolio	.15%
Brokerage and Investment Management Portfolio	.15%
Financial Services Portfolio	.15%
FinTech Portfolio	.19%
Insurance Portfolio	.18%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Banking Portfolio	.04
Brokerage and Investment Management Portfolio	.03
Financial Services Portfolio	.03
FinTech Portfolio	.04
Insurance Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Banking Portfolio	$4,761
Brokerage and Investment Management Portfolio	3,547
Financial Services Portfolio	6,343
FinTech Portfolio	17,579
Insurance Portfolio	199

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Banking Portfolio	Borrower	$8,503,667.32%		$446
Financial Services Portfolio	Borrower	$7,686,000.32%		$67
FinTech Portfolio	Borrower	$5,952,077.32%		$677

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Banking Portfolio	15,858,263	5,853,153	1,458,050
Brokerage and Investment Management Portfolio	29,871,648	2,336,349	649,266
Financial Services Portfolio	28,165,566	20,431,167	3,618,765
FinTech Portfolio	20,566,271	22,079,029	4,890,053
Insurance Portfolio	17,218	509,629	1,891

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Banking Portfolio	$1,038
Brokerage and Investment Management Portfolio	1,071
Financial Services Portfolio	1,349
FinTech Portfolio	413
Insurance Portfolio	348

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Banking Portfolio	$614	$–	$–
Brokerage and Investment Management Portfolio	6,439	–	–
Financial Services Portfolio	603	–	–
FinTech Portfolio	1,031	155	–
Insurance Portfolio	52	–	–

8. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Brokerage and Investment Management Portfolio	$23

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Banking Portfolio	$14,061
Brokerage and Investment Management Portfolio	19,204
Financial Services Portfolio	18,328
FinTech Portfolio	6,061
Insurance Portfolio	4,813

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and the Shareholders of Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, FinTech Portfolio and Insurance Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, FinTech Portfolio and Insurance Portfolio (five of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the “Funds”) as of February 28, 2022, the related statements of operations for the year ended February 28, 2022, the statements of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2022 and each of the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 12, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 317 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2021 to February 28, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During Period-B September 1, 2021 to February 28, 2022
Banking Portfolio	.72%
Actual		$1,000.00	$1,107.30	$3.76
Hypothetical-C		$1,000.00	$1,021.22	$3.61
Brokerage and Investment Management Portfolio	.74%
Actual		$1,000.00	$955.90	$3.59
Hypothetical-C		$1,000.00	$1,021.12	$3.71
Financial Services Portfolio	.72%
Actual		$1,000.00	$1,036.70	$3.64
Hypothetical-C		$1,000.00	$1,021.22	$3.61
FinTech Portfolio	.80%
Actual		$1,000.00	$803.40	$3.58
Hypothetical-C		$1,000.00	$1,020.83	$4.01
Insurance Portfolio	.77%
Actual		$1,000.00	$1,055.00	$3.92
Hypothetical-C		$1,000.00	$1,020.98	$3.86

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Banking Portfolio	04/11/22	04/08/22	$0.092	$0.487
Brokerage and Investment Management Portfolio	04/11/22	04/08/22	$0.156	$0.405
Financial Services Portfolio	04/11/22	04/08/22	$0.038	$0.586
FinTech Portfolio	04/11/22	04/08/22	$0.000	$0.000
Insurance Portfolio	04/11/22	04/08/22	$0.000	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2022, or, if subsequently determined to be different, the net capital gain of such year.

Banking Portfolio	$25,764,504
Brokerage and Investment Management Portfolio	$3,333,226
Financial Services Portfolio	$ 56,557,809
FinTech Portfolio	$ 33,808,992
Insurance Portfolio	$ 6,075,297

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

Banking Portfolio
April 2021	100%
December 2021	100%
Brokerage and Investment Management Portfolio
April 2021	–
December 2021	100%
Financial Services Portfolio
April 2021	100%
December 2021	100%
FinTech Portfolio
April 2021	99%
December 2021	94%
Insurance Portfolio
April 2021	100%
December 2021	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:

Banking Portfolio
April 2021	100%
December 2021	100%
Brokerage and Investment Management Portfolio
April 2021	–
December 2021	100%
Financial Services Portfolio
April 2021	100%
December 2021	100%
FinTech Portfolio
April 2021	100%
December 2021	95%
Insurance Portfolio
April 2021	100%
December 2021	100%

A percentage of the dividends distributed during the fiscal year for the following fund qualifies as a section 199A dividend:

FinTech Portfolio
April 2021	1%
December 2021	6%

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

	April, 2021	December, 2021
Banking Portfolio	–	–
Brokerage and Investment Management Portfolio	–	–
Financial Services Portfolio	–	100%
FinTech Portfolio	–	100%
Insurance Portfolio	–	100%

The funds will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of FinTech Portfolio's shareholders was held on October 20, 2021. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 2

To modify FinTech Portfolio's fundamental concentration policy.

	# of Votes	% of Votes
Affirmative	162,701,685.18	88.494
Against	8,610,880.51	4.684
Abstain	12,542,777.68	7.439
TOTAL	183,855,343.37	100.000

SELFIN-ANN-0422
1.813663.117

Fidelity® Select Portfolios®
Health Care Sector

Biotechnology Portfolio

Health Care Portfolio

Health Care Services Portfolio

Medical Technology and Devices Portfolio

Pharmaceuticals Portfolio

Annual Report

February 28, 2022

Contents

Note to Shareholders
Biotechnology Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Health Care Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Health Care Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Medical Technology and Devices Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Pharmaceuticals Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

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Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Biotechnology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Biotechnology Portfolio	(29.49)%	5.62%	13.60%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Biotechnology Portfolio on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$35,798	Biotechnology Portfolio
$39,037	S&P 500® Index

Biotechnology Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Rajiv Kaul:  For the fiscal year, the fund returned -29.49%, considerably trailing the -7.74% result of the MSCI US IMI Biotechnology 25/50 Index, as well as the broad-based S&P 500® index. Versus the industry index, security selection was the primary detractor, especially in the fund’s core biotechnology industry. Largely out-of-index exposure to pharmaceuticals and life sciences tools & services also hurt. The fund's largest individual relative detractor was our lighter-than-index stake in AbbVie, which gained roughly 44% the past year. The company was the fund's biggest holding. Also hampering performance was an underweighting in Regeneron Pharmaceuticals, which gained 37%. The company was among the largest holdings at period end. Also hurting performance was our lighter-than-index stake in Amgen, which gained 4%. We decreased our position the past 12 months. Conversely, a small out-of-index stake in health care technology contributed a bit to performance versus the industry index. Our non-index position in National Resilience, a private placement, was the fund's biggest individual relative contributor, driven by a gain of 345%. Also bolstering performance was our outsized stake in Biohaven Pharmaceutical Holding, which gained about 41%. Biohaven was among the fund's biggest holdings. Another notable relative contributor was an overweighting in Intellia Therapeutics (+61%). Notable changes in positioning include increased exposure to the pharmaceuticals subindustry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Biotechnology Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
AbbVie, Inc.	8.3
Gilead Sciences, Inc.	5.4
Vertex Pharmaceuticals, Inc.	4.4
Alnylam Pharmaceuticals, Inc.	4.1
Biohaven Pharmaceutical Holding Co. Ltd.	2.7
Argenx SE ADR	2.5
Krystal Biotech, Inc.	2.4
Arcus Biosciences, Inc.	2.3
Regeneron Pharmaceuticals, Inc.	2.2
Horizon Therapeutics PLC	1.8
36.1

Top Industries (% of fund's net assets)

As of February 28, 2022
Biotechnology	89.8%
Pharmaceuticals	7.9%
Life Sciences Tools & Services	1.0%
Health Care Technology	0.2%
Health Care Providers & Services	0.1%
All Others*	1.0%

* Includes short-term investments and net other assets (liabilities).

Biotechnology Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
Biotechnology - 88.5%
Biotechnology - 88.5%
4D Molecular Therapeutics, Inc. (a)	338,568	$4,638,382
AbbVie, Inc.	2,966,345	438,336,793
ACADIA Pharmaceuticals, Inc. (a)	94,500	2,401,245
Acumen Pharmaceuticals, Inc.	1,500	8,790
Adagio Therapeutics, Inc.	326,216	2,182,385
ADC Therapeutics SA (a)(b)	755,238	12,612,475
Adicet Bio, Inc. (a)	562,539	7,358,010
Aerovate Therapeutics, Inc.	286,251	2,799,535
Agios Pharmaceuticals, Inc. (a)	273,071	8,500,700
Akouos, Inc. (a)(b)	1,040,193	5,554,631
Albireo Pharma, Inc. (a)(b)	550	18,337
Alector, Inc. (a)	1,020,618	16,166,589
Alkermes PLC (a)	140,041	3,481,419
Allena Pharmaceuticals, Inc. (a)(b)	106,183	48,536
Allogene Therapeutics, Inc. (a)(b)	1,355,970	12,407,126
Allovir, Inc. (a)(b)	944,668	8,502,012
Alnylam Pharmaceuticals, Inc. (a)	1,365,139	215,487,191
ALX Oncology Holdings, Inc. (a)	584,088	10,583,675
Ambrx Biopharma, Inc. ADR	1,389,395	6,238,384
Amgen, Inc.	5,590	1,266,023
Amicus Therapeutics, Inc. (a)	1,304,101	10,615,382
AnaptysBio, Inc. (a)	108,856	3,327,728
Annexon, Inc. (a)(b)	6,336	30,761
Apellis Pharmaceuticals, Inc. (a)	1,182,904	50,308,907
Applied Therapeutics, Inc. (a)	569,640	1,070,923
Arcturus Therapeutics Holdings, Inc. (a)(b)	920,424	22,062,563
Arcus Biosciences, Inc. (a)(b)	3,193,396	118,794,331
Arcutis Biotherapeutics, Inc. (a)	868,174	15,453,497
Argenx SE ADR (a)	456,947	131,468,221
Arrowhead Pharmaceuticals, Inc. (a)	1,142,001	50,248,044
Ascendis Pharma A/S sponsored ADR (a)	659,409	74,110,978
Atara Biotherapeutics, Inc.(a)	684,540	8,796,339
aTyr Pharma, Inc. (a)	1,146,952	5,688,882
Aura Biosciences, Inc.	438,024	7,840,630
Aurinia Pharmaceuticals, Inc. (a)(b)	463,686	5,703,338
Autolus Therapeutics PLC ADR (a)(b)	646,285	2,417,106
Avidity Biosciences, Inc. (a)(b)	408,284	6,924,497
Axcella Health, Inc. (a)	397,149	750,612
Beam Therapeutics, Inc. (a)(b)	210,929	16,526,287
BELLUS Health, Inc. (a)	78,900	524,685
Bicycle Therapeutics PLC ADR (a)	567,847	26,972,733
BioAtla, Inc. (a)(b)	786,990	5,099,695
BioCryst Pharmaceuticals, Inc. (a)(b)	2,846,705	47,283,770
Biogen, Inc. (a)	61,016	12,874,986
Biohaven Pharmaceutical Holding Co. Ltd. (a)	1,178,612	139,913,031
BioMarin Pharmaceutical, Inc. (a)	180,575	14,106,519
Biomea Fusion, Inc. (a)(b)	960,229	6,155,068
BioNTech SE ADR (a)	60,928	9,188,552
BioXcel Therapeutics, Inc. (a)(b)	351,727	6,440,121
Blueprint Medicines Corp. (a)	818,862	49,582,094
Bolt Biotherapeutics, Inc.	1,398	4,879
BridgeBio Pharma, Inc. (a)(b)	893,742	6,971,188
C4 Therapeutics, Inc. (a)	579,281	12,993,273
Candel Therapeutics, Inc. (c)	2,085,812	8,593,545
CareDx, Inc. (a)	8,100	310,878
Celldex Therapeutics, Inc. (a)	849,200	25,391,080
Centessa Pharmaceuticals PLC ADR (b)	10,300	91,876
Century Therapeutics, Inc.	67,000	944,700
Century Therapeutics, Inc. (d)	767,618	10,823,414
Cerevel Therapeutics Holdings (a)(b)	1,098,680	29,082,060
ChemoCentryx, Inc. (a)	1,819,622	55,207,331
Chinook Therapeutics, Inc. (a)	609,781	7,780,806
Chinook Therapeutics, Inc. rights (a)(e)	115,821	5,791
Codiak Biosciences, Inc. (a)	402,539	1,899,984
Cogent Biosciences, Inc. (a)(b)	411,536	2,440,408
Coherus BioSciences, Inc. (a)	587	6,921
Compass Pathways PLC ADR (a)(b)	66,738	963,697
Compass Therapeutics, Inc. (b)	2,750,000	5,582,500
Connect Biopharma Holdings Ltd. ADR (a)	624,300	2,447,256
ContraFect Corp. (a)(b)	456,309	1,514,946
Crinetics Pharmaceuticals, Inc. (a)	2,123,187	42,506,204
CRISPR Therapeutics AG (a)(b)	205,122	12,588,337
Cullinan Oncology, Inc. (a)	346,540	4,969,384
Cyclerion Therapeutics, Inc. (a)	837,285	879,149
Cyclerion Therapeutics, Inc. (a)(f)	94,809	99,549
Cyteir Therapeutics, Inc.	810,823	4,702,773
Cytokinetics, Inc. (a)(b)	2,338,471	82,594,796
Day One Biopharmaceuticals, Inc. (a)(b)	1,270,082	17,349,320
Decibel Therapeutics, Inc.	4,700	16,450
Denali Therapeutics, Inc. (a)	680,751	22,165,253
Design Therapeutics, Inc. (a)(b)	1,024,935	13,908,368
Dyne Therapeutics, Inc. (a)	72,200	618,754
Editas Medicine, Inc. (a)	9,023	154,474
Eledon Pharmaceuticals, Inc. (a)	42,236	149,093
Enanta Pharmaceuticals, Inc. (a)	87,783	6,181,679
Entrada Therapeutics, Inc. (b)	444,218	5,388,364
Epizyme, Inc. (a)	1,963,135	2,925,071
EQRx, Inc. (a)(b)	1,143,367	3,452,968
EQRx, Inc.:
rights (a)(e)	116,649	163,309
rights (a)(e)	49,993	51,993
Equillium, Inc. (a)	77,800	292,528
Erasca, Inc.	810,023	10,044,285
Essa Pharma, Inc. (a)(b)	371,150	3,032,296
Evelo Biosciences, Inc. (a)(b)	833,899	2,605,934
Exact Sciences Corp. (a)	73,012	5,699,317
Exelixis, Inc. (a)	3,178,634	65,257,356
Fate Therapeutics, Inc. (a)	901,787	31,156,741
FibroGen, Inc. (a)	431	6,064
Foghorn Therapeutics, Inc. (a)	631,710	6,070,733
Forma Therapeutics Holdings, Inc. (a)(b)	328,960	3,243,546
Fusion Pharmaceuticals, Inc. (a)	1,740,302	13,104,474
G1 Therapeutics, Inc. (a)(b)	110,139	1,168,575
Galapagos NV sponsored ADR (a)(b)	21,343	1,413,547
Gamida Cell Ltd. (a)	4,067	13,665
Generation Bio Co. (a)	137,100	701,952
Genmab A/S ADR (a)	21,490	719,055
Geron Corp. (a)(b)	189,606	206,671
Geron Corp. warrants 12/31/25 (a)	2,100,000	391,969
Gilead Sciences, Inc.	4,711,661	284,584,324
Global Blood Therapeutics, Inc. (a)	189,216	5,714,323
Graphite Bio, Inc.	108,200	995,440
Graphite Bio, Inc. (d)	1,204,453	11,080,968
Gritstone Bio, Inc. (a)	16,380	83,538
Halozyme Therapeutics, Inc. (a)	419,100	14,865,477
Heron Therapeutics, Inc. (a)(b)	12,925	91,768
Homology Medicines, Inc. (a)(b)	1,303,091	4,547,788
Hookipa Pharma, Inc. (a)(b)	1,006,500	2,415,600
Horizon Therapeutics PLC (a)	1,067,791	97,350,505
Icosavax, Inc. (a)	45,100	785,642
Ideaya Biosciences, Inc. (a)(b)	1,223,074	16,144,577
Idorsia Ltd. (a)(b)	1,371,271	27,426,732
Imago BioSciences, Inc.	450,600	10,611,630
Immuneering Corp.	81,704	610,329
Immunic, Inc. (a)	509,372	5,934,184
Immunocore Holdings PLC ADR	195,475	4,319,998
ImmunoGen, Inc. (a)	1,666,723	9,400,318
Incyte Corp. (a)	139,000	9,493,700
Inhibikase Therapeutics, Inc. (a)	433,300	459,298
Inhibrx, Inc. (a)	21,600	464,400
Inozyme Pharma, Inc. (a)	609,380	3,516,123
Insmed, Inc. (a)	266,820	6,376,998
Instil Bio, Inc. (a)	1,445,074	15,505,644
Intellia Therapeutics, Inc. (a)	822,701	81,323,994
Invitae Corp. (a)(b)	17,117	184,692
Ionis Pharmaceuticals, Inc. (a)	1,246,677	41,614,078
Iovance Biotherapeutics, Inc. (a)	793,279	12,430,682
iTeos Therapeutics, Inc. (a)	119,381	4,313,236
Iveric Bio, Inc. (a)	8,182	131,239
Janux Therapeutics, Inc. (b)	806,215	13,931,395
Jounce Therapeutics, Inc. (a)	36,434	271,798
Karuna Therapeutics, Inc. (a)	229,311	24,077,655
Keros Therapeutics, Inc. (a)	284,186	15,260,788
Kiniksa Pharmaceuticals Ltd. (a)(b)	192,666	1,972,900
Kinnate Biopharma, Inc. (a)(b)	689,759	5,366,325
Kodiak Sciences, Inc. (a)	35,068	302,988
Kronos Bio, Inc. (a)(b)	579,460	4,363,334
Krystal Biotech, Inc. (a)(b)(c)	1,994,658	126,760,516
Kura Oncology, Inc. (a)	39,909	633,356
Kymera Therapeutics, Inc. (a)	798,471	31,747,207
Legend Biotech Corp. ADR (a)(b)	861,308	34,099,184
Lexicon Pharmaceuticals, Inc. (a)(b)	40,868	84,597
LogicBio Therapeutics, Inc. (a)	315,500	208,230
Lyell Immunopharma, Inc. (b)	398,596	2,885,835
Macrogenics, Inc. (a)	426,716	3,989,795
Madrigal Pharmaceuticals, Inc. (a)(b)	153,140	14,219,049
Magenta Therapeutics, Inc. (a)	109,100	343,665
MannKind Corp. (a)(b)	5,300,401	13,887,051
Merus BV (a)(b)	630,486	17,710,352
Minerva Neurosciences, Inc. (a)	226,179	159,728
Mirati Therapeutics, Inc. (a)	555,148	49,014,017
Moderna, Inc. (a)	173,693	26,679,245
Monte Rosa Therapeutics, Inc.	260,200	3,731,268
Monte Rosa Therapeutics, Inc. (d)	1,433,576	20,557,480
Morphic Holding, Inc. (a)	805,337	32,100,733
Morphosys AG sponsored ADR (a)	88,402	604,670
Myovant Sciences Ltd. (a)	1,266	16,990
Natera, Inc. (a)	410,133	26,966,245
Neurocrine Biosciences, Inc. (a)	13,806	1,240,745
Neximmune, Inc.	525,000	1,302,000
Novavax, Inc. (a)(b)	2,976	248,109
NuCana PLC ADR (a)(b)	624,329	1,685,688
Nurix Therapeutics, Inc. (a)(b)	1,121,722	18,138,245
Nuvalent, Inc. Class A (a)(b)	204,174	3,052,401
Omega Therapeutics, Inc. (a)	79,800	947,226
Omega Therapeutics, Inc. (d)	1,102,941	13,091,910
Oragenics, Inc. (a)	155,806	57,898
ORIC Pharmaceuticals, Inc. (a)(b)	724,374	5,621,142
Passage Bio, Inc. (a)	23,862	79,222
PMV Pharmaceuticals, Inc. (a)(b)	502,700	7,962,768
Poseida Therapeutics, Inc. (a)	615,283	2,245,783
Praxis Precision Medicines, Inc. (a)	395,829	5,185,360
Prelude Therapeutics, Inc. (a)	449,056	3,965,164
Prometheus Biosciences, Inc. (a)	301,200	13,114,248
Protagonist Therapeutics, Inc. (a)	1,226,378	29,776,458
Prothena Corp. PLC (a)	852,589	29,499,579
PTC Therapeutics, Inc. (a)	2,268,744	79,678,289
Radius Health, Inc. (a)	1,849	15,384
Rallybio Corp. (a)(b)	1,196,785	13,152,667
RAPT Therapeutics, Inc. (a)	1,113,177	22,263,540
Recursion Pharmaceuticals, Inc. (a)(b)	250,300	2,740,785
Regeneron Pharmaceuticals, Inc. (a)	190,454	117,769,135
REGENXBIO, Inc. (a)	452	11,847
Relay Therapeutics, Inc. (a)(b)	1,511,389	36,439,589
Reneo Pharmaceuticals, Inc. (a)	4,000	19,280
Repare Therapeutics, Inc. (a)(b)	705,060	11,330,314
Replimune Group, Inc. (a)	1,080,217	17,326,681
Revolution Medicines, Inc. (a)(b)	785,492	14,861,509
Rhythm Pharmaceuticals, Inc. (a)	546,320	4,162,958
Rigel Pharmaceuticals, Inc. (a)	50,700	127,257
Rocket Pharmaceuticals, Inc. (a)(b)	270,436	4,816,465
Rubius Therapeutics, Inc. (a)(b)	595,229	2,970,193
Sage Therapeutics, Inc. (a)(b)	321,935	11,708,776
Sana Biotechnology, Inc. (b)	90,190	582,627
Sangamo Therapeutics, Inc. (a)	8,827	51,638
Sarepta Therapeutics, Inc. (a)	560,004	42,901,906
Scholar Rock Holding Corp. (a)(b)	1,543,247	26,852,498
Seagen, Inc. (a)	724,374	93,350,077
Selecta Biosciences, Inc. (a)(b)	1,032,715	1,910,523
Sensorion SA (a)	3,270,000	2,261,835
Seres Therapeutics, Inc. (a)	687,847	5,502,776
Shattuck Labs, Inc. (a)	110,936	554,680
Sierra Oncology, Inc. (a)(b)	52,000	1,607,320
Silverback Therapeutics, Inc. (a)	90,166	387,714
Solid Biosciences, Inc. (a)	35,500	28,918
Springworks Therapeutics, Inc. (a)(b)	428,614	24,255,266
Stoke Therapeutics, Inc. (a)	270,036	5,265,702
Surface Oncology, Inc. (a)(b)	566,245	2,038,482
Sutro Biopharma, Inc. (a)	737,300	6,576,716
Syndax Pharmaceuticals, Inc. (a)	187,300	2,920,007
Syros Pharmaceuticals, Inc. (a)	1,574,634	2,031,278
Syros Pharmaceuticals, Inc. warrants 10/10/22 (a)	21,625	0
Talaris Therapeutics, Inc. (a)	200	1,402
Tango Therapeutics, Inc. (a)	1,409,488	12,910,910
Taysha Gene Therapies, Inc. (a)(b)	882,847	5,623,735
Tenaya Therapeutics, Inc. (a)	1,464,863	17,080,303
TG Therapeutics, Inc. (a)	2,842,420	28,054,685
Travere Therapeutics, Inc. (a)	372,928	10,166,017
Turning Point Therapeutics, Inc. (a)	451,601	14,297,688
Twist Bioscience Corp. (a)	685,032	38,320,690
Tyra Biosciences, Inc. (b)	699,901	8,293,827
Ultragenyx Pharmaceutical, Inc. (a)	1,113,318	74,948,568
uniQure B.V. (a)	643,408	10,931,502
United Therapeutics Corp. (a)	423,409	70,370,576
Vaxcyte, Inc. (a)	580,989	13,461,515
Vera Therapeutics, Inc. (a)	779,768	18,098,415
Veracyte, Inc. (a)	8,000	222,400
Verastem, Inc. (a)	11,900	14,280
Vertex Pharmaceuticals, Inc. (a)	1,003,175	230,750,314
Verve Therapeutics, Inc.	427,467	13,956,798
Vor Biopharma, Inc. (a)(b)	696,659	6,290,831
Werewolf Therapeutics, Inc. (a)	471,702	3,377,386
X4 Pharmaceuticals, Inc. (a)	5,731	8,597
X4 Pharmaceuticals, Inc. warrants 4/12/24 (a)	450,000	639
Xencor, Inc. (a)	696,343	21,802,499
Xenon Pharmaceuticals, Inc. (a)	819,269	25,970,827
Xilio Therapeutics, Inc.	623,774	7,348,058
Y-mAbs Therapeutics, Inc. (a)	1,969,051	17,938,055
Yumanity Therapeutics, Inc. (a)	260,182	296,607
Zealand Pharma A/S (a)	20,944	321,220
Zentalis Pharmaceuticals, Inc. (a)	638,433	31,851,422
Zymeworks, Inc. (a)	271,495	1,965,624
		4,673,010,636
Diversified Financial Services - 0.1%
Other Diversified Financial Services - 0.1%
Healthcare Capital Corp. Class A (a)(b)	285,400	3,113,714
Food & Staples Retailing - 0.0%
Drug Retail - 0.0%
MedAvail Holdings, Inc. (a)	2,777	3,332
Health Care Equipment & Supplies - 0.0%
Health Care Equipment - 0.0%
Novocure Ltd. (a)	4,713	385,806
Health Care Supplies - 0.0%
Pulmonx Corp. (a)	8,300	217,958

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		603,764

Health Care Providers & Services - 0.0%
Health Care Services - 0.0%
Guardant Health, Inc. (a)	21,600	1,431,432
Precipio, Inc. (a)(f)	525	803
		1,432,235
Health Care Technology - 0.2%
Health Care Technology - 0.2%
Schrodinger, Inc. (a)	367,727	12,782,191
Life Sciences Tools & Services - 1.0%
Life Sciences Tools & Services - 1.0%
10X Genomics, Inc. (a)	47,919	3,903,961
23andMe Holding Co. Class B (d)	3,206,519	14,333,140
Absci Corp. (b)	787,676	7,380,524
Absci Corp. (d)	210,224	1,969,799
Compugen Ltd. (a)(b)	3,288	10,160
Evotec OAI AG (a)	238,100	7,011,706
Maravai LifeSciences Holdings, Inc. (a)	107,700	4,207,839
Olink Holding AB ADR (a)	57,100	975,839
Pacific Biosciences of California, Inc. (a)(b)	528,612	6,301,055
Seer, Inc. (a)(b)	304,058	4,658,169
		50,752,192
Pharmaceuticals - 7.8%
Pharmaceuticals - 7.8%
AcelRx Pharmaceuticals, Inc. (a)	1,313,000	592,820
Aclaris Therapeutics, Inc. (a)	607,789	9,056,056
Adimab LLC (a)(e)(f)(g)	1,954,526	82,656,123
Afferent Pharmaceuticals, Inc. rights 12/31/24 (a)(e)	8,274,568	7,778,094
Amylyx Pharmaceuticals, Inc. (b)	171,974	5,657,945
Antengene Corp. (a)(d)	918,171	688,517
Aradigm Corp. (a)(e)	148,009	6,808
Aradigm Corp. (a)(e)	11,945	549
Arvinas Holding Co. LLC (a)	1,201,919	77,896,370
Atea Pharmaceuticals, Inc. (a)	66,800	423,512
Axsome Therapeutics, Inc. (a)(b)	151,509	4,258,918
Chiasma, Inc. warrants 12/16/24 (a)(e)	382,683	4
CinCor Pharma, Inc. (b)	40,240	897,754
Corcept Therapeutics, Inc. (a)	859	19,147
DICE Therapeutics, Inc.	30,000	554,700
Edgewise Therapeutics, Inc. (a)	724,054	8,536,597
Eyepoint Pharmaceuticals, Inc. (a)(b)	227,100	2,259,645
Fulcrum Therapeutics, Inc. (a)	1,144,976	12,594,736
GH Research PLC (b)	1,388,224	22,905,696
Harmony Biosciences Holdings, Inc. (a)	30,600	1,222,776
Ikena Oncology, Inc. (a)	887,747	5,424,134
IMARA, Inc. (a)	413,291	628,202
Intra-Cellular Therapies, Inc. (a)	836,076	46,385,496
Kaleido Biosciences, Inc. (a)(b)	249,460	371,695
Longboard Pharmaceuticals, Inc. (a)	371,100	1,703,349
Marinus Pharmaceuticals, Inc. (a)	311,965	2,439,566
Nektar Therapeutics (a)	302,231	3,094,845
NGM Biopharmaceuticals, Inc. (a)	183,700	2,729,782
Nuvation Bio, Inc. (a)(b)	483,691	2,447,476
Nuvation Bio, Inc. (f)	1,000,000	5,060,000
OptiNose, Inc. (a)(b)	702,319	2,057,795
Pharvaris BV	551,507	9,430,770
Pliant Therapeutics, Inc. (a)	971,031	8,710,148
Rain Therapeutics, Inc. (a)	373,047	2,230,821
Reata Pharmaceuticals, Inc. (a)	73,596	2,409,533
Roivant Sciences Ltd. (f)	2,500,000	15,725,000
Royalty Pharma PLC	442,620	17,377,261
Terns Pharmaceuticals, Inc.	689,509	2,289,170
Theseus Pharmaceuticals, Inc.	1,645,528	16,619,833
UCB SA	163,077	17,797,710
Ventyx Biosciences, Inc. (b)	428,272	5,006,500
Verrica Pharmaceuticals, Inc. (a)(b)	645,496	5,409,256
		413,355,109
TOTAL COMMON STOCKS
(Cost $4,606,013,311)		5,155,053,173

Convertible Preferred Stocks - 1.5%
Biotechnology - 1.3%
Biotechnology - 1.3%
ElevateBio LLC Series C (e)(f)	216,600	784,309
Korro Bio, Inc.:
Series B1 (e)(f)	957,854	2,030,650
Series B2 (e)(f)	899,280	1,906,474
National Resilience, Inc. Series B (a)(e)(f)	732,064	44,509,491
SalioGen Therapeutics, Inc. Series B (e)(f)	94,461	7,790,199
ValenzaBio, Inc. Series A (e)(f)	1,685,311	10,887,109
		67,908,232
Health Care Providers & Services - 0.1%
Health Care Services - 0.1%
Scorpion Therapeutics, Inc. Series B (a)(e)(f)	3,099,905	4,308,868
Pharmaceuticals - 0.1%
Pharmaceuticals - 0.1%
Afferent Pharmaceuticals, Inc. Series C (a)(e)(f)	8,274,568	83
Aristea Therapeutics, Inc. Series B (a)(e)(f)	836,400	7,853,796
		7,853,879
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $53,020,299)		80,070,979

Money Market Funds - 10.2%
Fidelity Cash Central Fund 0.07% (h)	42,438,268	42,446,755
Fidelity Securities Lending Cash Central Fund 0.07% (h)(i)	492,060,055	492,109,261
TOTAL MONEY MARKET FUNDS
(Cost $534,519,117)		534,556,016
TOTAL INVESTMENT IN SECURITIES - 109.3%
(Cost $5,193,552,727)		5,769,680,168
NET OTHER ASSETS (LIABILITIES) - (9.3)%		(488,988,201)
NET ASSETS - 100%		$5,280,691,967

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $72,545,228 or 1.4% of net assets.

 (e) Level 3 security

 (f) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $183,612,454 or 3.5% of net assets.

 (g) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Adimab LLC	9/17/14 - 6/5/15	$31,091,029
Afferent Pharmaceuticals, Inc. Series C	7/1/15	$0
Aristea Therapeutics, Inc. Series B	10/6/20	$4,611,659
Cyclerion Therapeutics, Inc.	4/2/19	$1,404,026
ElevateBio LLC Series C	3/9/21	$908,637
Korro Bio, Inc. Series B1	12/17/21	$2,499,999
Korro Bio, Inc. Series B2	12/17/21	$2,499,998
National Resilience, Inc. Series B	12/1/20	$9,999,994
Nuvation Bio, Inc.	2/10/21	$10,000,000
Precipio, Inc.	2/3/12	$2,828,200
Roivant Sciences Ltd.	5/1/21	$25,000,000
SalioGen Therapeutics, Inc. Series B	12/10/21	$10,000,019
Scorpion Therapeutics, Inc. Series B	1/8/21	$7,500,000
ValenzaBio, Inc. Series A	3/25/21	$14,999,993

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$49,640,258	$1,143,119,059	$1,150,312,562	$22,941	$--	$--	$42,446,755	0.1%
Fidelity Securities Lending Cash Central Fund 0.07%	509,290,976	2,170,491,481	2,187,673,195	3,110,524	458	(459)	492,109,261	1.3%
Total	$558,931,234	$3,313,610,540	$3,337,985,757	$3,133,465	$458	$(459)	$534,556,016

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Candel Therapeutics, Inc.	$--	$20,000,000	$3,172,082	$--	$(141,422)	$(8,092,951)	$8,593,545
Crinetics Pharmaceuticals, Inc.	32,463,529	--	--	--	--	10,042,675	--
Eledon Pharmaceuticals, Inc.	16,136,064	--	4,305,138	--	(4,315,899)	(7,365,934)	--
Hookipa Pharma, Inc.	19,760,960	--	8,573,184	--	1,097,627	(9,869,803)	--
Krystal Biotech, Inc.	105,862,254	46,432,915	--	--	--	(25,534,653)	126,760,516
Total	$174,222,807	$66,432,915	$16,050,404	$--	$(3,359,694)	$(40,820,666)	$135,354,061

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$5,155,053,173	$5,009,178,691	$55,211,811	$90,662,671
Convertible Preferred Stocks	80,070,979	--	--	80,070,979
Money Market Funds	534,556,016	534,556,016	--	--
Total Investments in Securities:	$5,769,680,168	$5,543,734,707	$55,211,811	$170,733,650

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Common Stocks
Beginning Balance	$112,766,192
Total Realized Gain (Loss)	(2,418,210)
Total Unrealized Gain (Loss)	(20,492,444)
Cost of Purchases	3,430
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	803,703
Transfers out of Level 3	--
Ending Balance	$90,662,671
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2022	$(22,910,646)
Convertible Preferred Stocks
Beginning Balance	$92,480,149
Total Realized Gain (Loss)	(468,770)
Total Unrealized Gain (Loss)	26,100,581
Cost of Purchases	30,908,646
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	(68,949,627)
Ending Balance	$80,070,979
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2022	$25,631,811

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	90.0%
Netherlands	3.0%
Ireland	2.9%
Denmark	1.4%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Biotechnology Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $478,495,196) — See accompanying schedule: Unaffiliated issuers (cost $4,562,055,734)	$5,099,770,091
Fidelity Central Funds (cost $534,519,117)	534,556,016
Other affiliated issuers (cost $96,977,876)	135,354,061
Total Investment in Securities (cost $5,193,552,727)		$5,769,680,168
Cash		6,522
Receivable for investments sold		47,872,221
Receivable for fund shares sold		1,117,554
Dividends receivable		242,901
Distributions receivable from Fidelity Central Funds		327,003
Prepaid expenses		38,581
Other receivables		1,267,867
Total assets		5,820,552,817
Liabilities
Payable for investments purchased	$39,226,393
Payable for fund shares redeemed	4,165,108
Accrued management fee	2,375,034
Other affiliated payables	821,618
Other payables and accrued expenses	1,324,504
Collateral on securities loaned	491,948,193
Total liabilities		539,860,850
Net Assets		$5,280,691,967
Net Assets consist of:
Paid in capital		$4,847,060,233
Total accumulated earnings (loss)		433,631,734
Net Assets		$5,280,691,967
Net Asset Value, offering price and redemption price per share ($5,280,691,967 ÷ 334,554,396 shares)		$15.78

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$37,790,594
Income from Fidelity Central Funds (including $3,110,524 from security lending)		3,133,465
Total income		40,924,059
Expenses
Management fee	$38,907,750
Transfer agent fees	10,661,879
Accounting fees	1,180,004
Custodian fees and expenses	183,782
Independent trustees' fees and expenses	28,503
Registration fees	71,582
Audit	110,536
Legal	10,843
Miscellaneous	47,197
Total expenses before reductions	51,202,076
Expense reductions	(172,555)
Total expenses after reductions		51,029,521
Net investment income (loss)		(10,105,462)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	291,395,554
Fidelity Central Funds	458
Other affiliated issuers	(3,359,694)
Foreign currency transactions	(19,456)
Total net realized gain (loss)		288,016,862
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(2,598,896,410)
Fidelity Central Funds	(459)
Other affiliated issuers	(40,820,666)
Assets and liabilities in foreign currencies	(6,759)
Total change in net unrealized appreciation (depreciation)		(2,639,724,294)
Net gain (loss)		(2,351,707,432)
Net increase (decrease) in net assets resulting from operations		$(2,361,812,894)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(10,105,462)	$(1,969,781)
Net realized gain (loss)	288,016,862	1,876,348,651
Change in net unrealized appreciation (depreciation)	(2,639,724,294)	1,046,772,045
Net increase (decrease) in net assets resulting from operations	(2,361,812,894)	2,921,150,915
Distributions to shareholders	(951,630,731)	(1,503,254,696)
Share transactions
Proceeds from sales of shares	514,676,797	1,129,372,944
Reinvestment of distributions	898,472,847	1,417,160,740
Cost of shares redeemed	(1,692,638,148)	(1,715,557,877)
Net increase (decrease) in net assets resulting from share transactions	(279,488,504)	830,975,807
Total increase (decrease) in net assets	(3,592,932,129)	2,248,872,026
Net Assets
Beginning of period	8,873,624,096	6,624,752,070
End of period	$5,280,691,967	$8,873,624,096
Other Information
Shares
Sold	24,447,337	47,593,369
Issued in reinvestment of distributions	43,520,026	59,356,167
Redeemed	(81,104,304)	(74,376,813)
Net increase (decrease)	(13,136,941)	32,572,723

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Biotechnology Portfolio

Years ended February 28,	2022	2021	2020 A	2019 B	2018 B
Selected Per–Share Data
Net asset value, beginning of period	$25.52	$21.02	$21.14	$23.45	$20.32
Income from Investment Operations
Net investment income (loss)C,D	(.03)	(.01)	.05	(.04)	(.05)
Net realized and unrealized gain (loss)	(6.91)	9.41	1.79	(.29)E	3.49
Total from investment operations	(6.94)	9.40	1.84	(.33)	3.44
Distributions from net investment income	(.03)	(.07)	(.03)	–	–
Distributions from net realized gain	(2.77)	(4.84)	(1.93)	(1.98)	(.31)
Total distributions	(2.80)	(4.90)F	(1.96)	(1.98)	(.31)
Net asset value, end of period	$15.78	$25.52	$21.02	$21.14	$23.45
Total ReturnG	(29.49)%	47.35%	8.57%	(.46)%E	17.04%
Ratios to Average Net AssetsD,H,I
Expenses before reductions	.69%	.70%	.72%	.72%	.74%
Expenses net of fee waivers, if any	.69%	.70%	.72%	.72%	.74%
Expenses net of all reductions	.69%	.69%	.72%	.72%	.73%
Net investment income (loss)	(.14)%	(.03)%	.22%	(.20)%	(.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$5,280,692	$8,873,624	$6,624,752	$7,583,722	$8,940,767
Portfolio turnover rateJ	46%	78%	50%	37%	26%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 E Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.53) %.

 F Total distributions per share do not sum due to rounding.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Health Care Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Health Care Portfolio	(3.67)%	13.49%	16.73%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Health Care Portfolio on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$46,966	Health Care Portfolio
$39,037	S&P 500® Index

Health Care Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Eddie Yoon:  For the fiscal year ending February 28, 2022, the fund returned -3.67%, underperforming the 9.59% gain of the MSCI U.S. IMI Health Care 25/50 Index, as well as the broad-based S&P 500® index. Versus the sector index, security selection was the primary detractor, especially in the biotechnology industry. We also had weak relatively stock performance in health care services and managed health care. Not owning Pfizer, an index component that gained 45%, was the largest individual relative detractor. Our second-largest relative detractor this period was avoiding AbbVie, an index component that gained roughly 44%. Another notable relative detractor was an outsized stake in TG Therapeutics (-78%). Conversely, the biggest contributor to performance versus the sector index was an overweighting in the outperforming managed health care industry. Also bolstering the fund's relative performance was an underweighting in health care supplies and health care equipment. The biggest individual relative contributor was an overweight position in UnitedHealth Group (+45%), the fund's largest holding. Also helping performance was our overweighting in Centene, which gained 41%. Centene was among our biggest holdings. Avoiding Medtronic, an index component that returned roughly -8%, also aided the fund's relative performance. Notable changes in positioning include increased exposure to the life sciences tools & services subindustry and a lower allocation to health care services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Health Care Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
UnitedHealth Group, Inc.	10.7
Boston Scientific Corp.	5.9
Danaher Corp.	5.6
Eli Lilly & Co.	4.9
Humana, Inc.	4.8
Thermo Fisher Scientific, Inc.	4.2
Centene Corp.	3.1
Insulet Corp.	3.0
Penumbra, Inc.	2.9
Cigna Corp.	2.8
47.9

Top Industries (% of fund's net assets)

As of February 28, 2022
Health Care Providers & Services	26.7%
Biotechnology	20.4%
Life Sciences Tools & Services	18.2%
Health Care Equipment & Supplies	17.8%
Pharmaceuticals	12.9%
All Others*	4.0%

* Includes short-term investments and net other assets (liabilities).

Health Care Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Biotechnology - 19.8%
Biotechnology - 19.8%
ADC Therapeutics SA (a)(b)	973,775	$16,262,043
Agios Pharmaceuticals, Inc. (a)	700,000	21,791,000
Alnylam Pharmaceuticals, Inc. (a)	800,000	126,280,000
Ambrx Biopharma, Inc. ADR	360,000	1,616,400
Arcutis Biotherapeutics, Inc. (a)	637,421	11,346,094
Argenx SE ADR (a)	752,700	216,559,317
Ascendis Pharma A/S sponsored ADR (a)	954,412	107,266,365
Atara Biotherapeutics, Inc. (a)	1,650,000	21,202,500
Avid Bioservices, Inc. (a)	1,200,000	24,576,000
Beam Therapeutics, Inc. (a)(b)	350,000	27,422,500
BeiGene Ltd. ADR (a)	120,000	25,262,400
BioAtla, Inc. (a)	280,000	1,814,400
BioNTech SE ADR (a)	265,000	39,964,650
Blueprint Medicines Corp. (a)	460,000	27,853,000
Celldex Therapeutics, Inc. (a)	637,400	19,058,260
Century Therapeutics, Inc. (b)	815,000	11,491,500
Cerevel Therapeutics Holdings (a)	1,264,694	33,476,450
Cytokinetics, Inc. (a)	1,470,215	51,927,994
Denali Therapeutics, Inc. (a)	650,000	21,164,000
Erasca, Inc. (b)	2,500,000	31,000,000
Exelixis, Inc. (a)	1,500,000	30,795,000
Fate Therapeutics, Inc. (a)	400,000	13,820,000
Forma Therapeutics Holdings, Inc. (a)	500,000	4,930,000
Generation Bio Co. (a)(b)	508,553	2,603,791
Graphite Bio, Inc.	800,000	7,360,000
Imago BioSciences, Inc.	200,000	4,710,000
Innovent Biologics, Inc. (a)(c)	7,800,000	34,884,703
Instil Bio, Inc. (a)(b)	1,500,000	16,095,000
Intellia Therapeutics, Inc. (a)	420,000	41,517,000
Janux Therapeutics, Inc. (b)	500,000	8,640,000
Keros Therapeutics, Inc. (a)	460,000	24,702,000
Kymera Therapeutics, Inc. (a)	420,000	16,699,200
Legend Biotech Corp. ADR (a)	25,631	1,014,731
Mirati Therapeutics, Inc. (a)	316,753	27,966,122
Morphic Holding, Inc. (a)	305,300	12,169,258
Nuvalent, Inc. Class A (a)(b)	350,730	5,243,414
ORIC Pharmaceuticals, Inc. (a)	750,000	5,820,000
Passage Bio, Inc. (a)	7,112	23,612
Poseida Therapeutics, Inc. (a)	1,653,603	6,035,651
Prelude Therapeutics, Inc. (a)	930,000	8,211,900
PTC Therapeutics, Inc. (a)	1,150,000	40,388,000
Regeneron Pharmaceuticals, Inc. (a)	321,000	198,493,560
Relay Therapeutics, Inc. (a)	1,503,429	36,247,673
Repare Therapeutics, Inc. (a)	500,000	8,035,000
Revolution Medicines, Inc. (a)	900,000	17,028,000
Sarepta Therapeutics, Inc. (a)	700,000	53,627,000
Scholar Rock Holding Corp. (a)(b)	153,715	2,674,641
Shattuck Labs, Inc. (a)	1,150,000	5,750,000
Stoke Therapeutics, Inc. (a)	500,000	9,750,000
TG Therapeutics, Inc. (a)	3,040,570	30,010,426
Twist Bioscience Corp. (a)	520,000	29,088,800
uniQure B.V. (a)	670,000	11,383,300
Vaxcyte, Inc. (a)	790,856	18,324,134
Vertex Pharmaceuticals, Inc. (a)	285,000	65,555,700
Verve Therapeutics, Inc.	280,000	9,142,000
Xencor, Inc. (a)	1,280,000	40,076,800
Xenon Pharmaceuticals, Inc. (a)	215,973	6,846,344
Zai Lab Ltd. (a)	500,000	26,625,199
Zentalis Pharmaceuticals, Inc. (a)	1,200,000	59,868,000
		1,779,490,832
Health Care Equipment & Supplies - 17.8%
Health Care Equipment - 17.8%
Boston Scientific Corp. (a)	12,000,000	530,040,000
DexCom, Inc. (a)	100,000	41,391,000
Envista Holdings Corp. (a)	2,180,000	104,640,000
Hologic, Inc. (a)	860,000	61,206,200
Insulet Corp. (a)	1,031,700	273,080,673
Intuitive Surgical, Inc. (a)	180,000	52,259,400
Masimo Corp. (a)	400,000	62,980,000
Novocure Ltd. (a)	163,560	13,389,022
Outset Medical, Inc. (a)(b)	1,080,000	47,487,600
Penumbra, Inc. (a)	1,189,500	263,759,730
PROCEPT BioRobotics Corp. (b)	500,000	12,490,000
ResMed, Inc.	242,200	59,762,850
Tandem Diabetes Care, Inc. (a)	690,000	77,714,700
		1,600,201,175
Health Care Providers & Services - 26.7%
Health Care Facilities - 2.4%
Cano Health, Inc. (a)(b)	5,123,300	24,950,471
HCA Holdings, Inc.	200,000	50,062,000
Rede D'Oregon Sao Luiz SA (c)	5,000,000	49,498,224
Surgery Partners, Inc. (a)	1,446,505	75,608,816
The Oncology Institute, Inc. (d)	2,232,581	11,988,960
		212,108,471
Health Care Services - 5.4%
1Life Healthcare, Inc. (a)	1,600,000	17,296,000
agilon health, Inc. (a)(b)	4,000,000	80,880,000
Cigna Corp.	1,080,000	256,802,400
Guardant Health, Inc. (a)	420,200	27,846,654
LifeStance Health Group, Inc.	3,200,000	30,176,000
Oak Street Health, Inc. (a)(b)	4,400,000	77,044,000
		490,045,054
Managed Health Care - 18.9%
Alignment Healthcare, Inc. (a)(b)	3,732,794	31,504,781
Centene Corp. (a)	3,350,000	276,777,000
Humana, Inc.	1,000,000	434,320,000
UnitedHealth Group, Inc.	2,020,000	961,257,398
		1,703,859,179

TOTAL HEALTH CARE PROVIDERS & SERVICES		2,406,012,704

Health Care Technology - 1.8%
Health Care Technology - 1.8%
Definitive Healthcare Corp. (b)	500,000	11,560,000
Doximity, Inc. (b)	570,000	34,969,500
Health Catalyst, Inc. (a)	805,286	21,839,356
Inspire Medical Systems, Inc. (a)	300,000	73,218,000
Medlive Technology Co. Ltd. (c)	3,000,000	4,430,169
Phreesia, Inc. (a)	600,000	18,474,000
		164,491,025
Life Sciences Tools & Services - 18.2%
Life Sciences Tools & Services - 18.2%
10X Genomics, Inc. Class B (a)(c)	500,000	40,735,000
Avantor, Inc. (a)	1,800,000	62,442,000
Bio-Rad Laboratories, Inc. Class A (a)	140,000	87,634,400
Bruker Corp.	1,650,000	116,110,500
Charles River Laboratories International, Inc. (a)	340,000	98,994,400
Danaher Corp.	1,840,000	504,914,400
Lonza Group AG	175,000	121,082,906
Maravai LifeSciences Holdings, Inc. (a)	1,480,000	57,823,600
Olink Holding AB ADR (a)	1,200,000	20,508,000
Sartorius Stedim Biotech	76,299	29,258,436
Seer, Inc. (a)	450,458	6,901,017
Stevanato Group SpA	1,080,000	17,334,000
Thermo Fisher Scientific, Inc.	700,000	380,800,000
West Pharmaceutical Services, Inc.	230,000	89,028,400
		1,633,567,059
Personal Products - 0.6%
Personal Products - 0.6%
The Beauty Health Co. (a)	781,205	15,139,753
The Beauty Health Co. (d)	1,800,000	34,884,000
		50,023,753
Pharmaceuticals - 12.8%
Pharmaceuticals - 12.8%
Arvinas Holding Co. LLC (a)	800,000	51,848,000
AstraZeneca PLC (United Kingdom)	1,200,000	145,855,625
Bristol-Myers Squibb Co.	2,280,000	156,567,600
Eli Lilly & Co.	1,780,000	444,911,000
Nektar Therapeutics (a)	900,000	9,216,000
Pharvaris BV	598,962	10,242,250
Pliant Therapeutics, Inc. (a)	985,251	8,837,701
Roche Holding AG (participation certificate)	360,000	136,344,105
Royalty Pharma PLC	4,048,318	158,936,965
Theseus Pharmaceuticals, Inc.	600,000	6,060,000
UCB SA	240,000	26,192,844
		1,155,012,090
Specialty Retail - 0.3%
Specialty Stores - 0.3%
Warby Parker, Inc. (a)(b)	950,000	28,433,500
TOTAL COMMON STOCKS
(Cost $6,190,163,030)		8,817,232,138

Preferred Stocks - 1.1%
Convertible Preferred Stocks - 1.0%
Biotechnology - 0.6%
Biotechnology - 0.6%
Asimov, Inc. Series B (d)(e)	101,438	9,401,345
Caris Life Sciences, Inc. Series D (d)(e)	3,206,021	21,352,100
Element Biosciences, Inc. Series C (d)(e)	572,265	9,419,482
ElevateBio LLC Series C (d)(e)	254,900	922,993
Inscripta, Inc. Series E (d)(e)	1,282,228	9,373,087
		50,469,007
Health Care Providers & Services - 0.0%
Health Care Services - 0.0%
dMed Biopharmaceutical Co. Ltd. Series C (a)(d)(e)	380,451	3,774,074
Health Care Technology - 0.3%
Health Care Technology - 0.3%
Aledade, Inc. Series B1 (d)(e)	201,220	6,797,212
Omada Health, Inc. Series E (d)(e)	2,153,073	12,908,103
Wugen, Inc. Series B (d)(e)	454,342	2,580,663
		22,285,978
Pharmaceuticals - 0.1%
Pharmaceuticals - 0.1%
Aristea Therapeutics, Inc. Series B (a)(d)(e)	1,037,400	9,741,186

TOTAL CONVERTIBLE PREFERRED STOCKS		86,270,245

Nonconvertible Preferred Stocks - 0.1%
Diversified Financial Services - 0.1%
Other Diversified Financial Services - 0.1%
Thriveworks TopCo LLC Series B (d)(e)(f)	473,270	13,584,368
TOTAL PREFERRED STOCKS
(Cost $108,369,591)		99,854,613

Money Market Funds - 2.6%
Fidelity Cash Central Fund 0.07% (g)	36,257,443	36,264,694
Fidelity Securities Lending Cash Central Fund 0.07% (g)(h)	202,841,567	202,861,851
TOTAL MONEY MARKET FUNDS
(Cost $239,124,795)		239,126,545
TOTAL INVESTMENT IN SECURITIES - 101.7%
(Cost $6,537,657,416)		9,156,213,296
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(157,004,507)
NET ASSETS - 100%		$8,999,208,789

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $129,548,096 or 1.4% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $146,727,573 or 1.6% of net assets.

 (e) Level 3 security

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Aledade, Inc. Series B1	5/7/21	$7,704,855
Aristea Therapeutics, Inc. Series B	10/6/20	$5,719,912
Asimov, Inc. Series B	10/29/21	$9,401,345
Caris Life Sciences, Inc. Series D	5/11/21	$25,968,770
dMed Biopharmaceutical Co. Ltd. Series C	12/1/20	$5,403,602
Element Biosciences, Inc. Series C	6/21/21	$11,763,880
ElevateBio LLC Series C	3/9/21	$1,069,306
Inscripta, Inc. Series E	3/30/21	$11,322,073
Omada Health, Inc. Series E	12/22/21	$12,908,103
The Beauty Health Co.	12/8/20	$18,000,000
The Oncology Institute, Inc.	6/28/21	$22,325,810
Thriveworks TopCo LLC Series B	7/23/21 - 2/25/22	$13,584,368
Wugen, Inc. Series B	7/9/21	$3,523,377

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$22,296,160	$1,476,216,676	$1,462,248,142	$25,705	$--	$--	$36,264,694	0.1%
Fidelity Securities Lending Cash Central Fund 0.07%	28,140,400	1,008,217,211	833,495,760	407,469	--	--	202,861,851	0.5%
Total	$50,436,560	$2,484,433,887	$2,295,743,902	$433,174	$--	$--	$239,126,545

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Castlight Health, Inc.	$3,137,435	$--	$3,783,376	$--	$(7,357,396)	$8,003,337	$--
Castlight Health, Inc. Class B	6,800,000	2,239,148	10,250,000	--	(5,586,051)	6,796,903	--
The Oncology Institute, Inc.	--	22,325,811	--	--	--	(10,336,851)	--
Total	$9,937,435	$24,564,959	$14,033,376	$--	$(12,943,447)	$4,463,391	$--

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$8,817,232,138	$8,331,873,023	$485,359,115	$--
Preferred Stocks	99,854,613	--	--	99,854,613
Money Market Funds	239,126,545	239,126,545	--	--
Total Investments in Securities:	$9,156,213,296	$8,570,999,568	$485,359,115	$99,854,613

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Preferred Stocks
Beginning Balance	$14,567,456
Total Realized Gain (Loss)	(1,704,009)
Total Unrealized Gain (Loss)	(10,254,910)
Cost of Purchases	97,246,076
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$99,854,613
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2022	$(11,958,921)
Other Investments in Securities
Beginning Balance	$40,167,302
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	--
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	(40,167,302)
Ending Balance	$--
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2022	$--

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.5%
Switzerland	3.1%
Netherlands	2.5%
United Kingdom	1.6%
Denmark	1.2%
Cayman Islands	1.1%
Others (Individually Less Than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Health Care Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $203,010,336) — See accompanying schedule: Unaffiliated issuers (cost $6,298,532,621)	$8,917,086,751
Fidelity Central Funds (cost $239,124,795)	239,126,545
Total Investment in Securities (cost $6,537,657,416)		$9,156,213,296
Cash		8,208
Receivable for investments sold		70,588,189
Receivable for fund shares sold		3,298,246
Dividends receivable		5,049,028
Reclaims receivable		6,885,994
Distributions receivable from Fidelity Central Funds		43,974
Prepaid expenses		32,820
Other receivables		865,688
Total assets		9,242,985,443
Liabilities
Payable to custodian bank	$129
Payable for investments purchased	28,882,031
Payable for fund shares redeemed	6,038,240
Accrued management fee	3,931,293
Other affiliated payables	1,179,758
Other payables and accrued expenses	905,177
Collateral on securities loaned	202,840,026
Total liabilities		243,776,654
Net Assets		$8,999,208,789
Net Assets consist of:
Paid in capital		$6,224,527,587
Total accumulated earnings (loss)		2,774,681,202
Net Assets		$8,999,208,789
Net Asset Value, offering price and redemption price per share ($8,999,208,789 ÷ 317,995,427 shares)		$28.30

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$60,876,289
Income from Fidelity Central Funds (including $407,469 from security lending)		433,174
Income before foreign taxes withheld		61,309,463
Less foreign taxes withheld		(1,536,115)
Total income		59,773,348
Expenses
Management fee	$54,746,491
Transfer agent fees	14,183,338
Accounting fees	1,303,800
Custodian fees and expenses	204,531
Independent trustees' fees and expenses	38,315
Registration fees	120,455
Audit	53,411
Legal	10,840
Interest	482
Miscellaneous	54,414
Total expenses before reductions	70,716,077
Expense reductions	(242,142)
Total expenses after reductions		70,473,935
Net investment income (loss)		(10,700,587)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	844,087,714
Affiliated issuers	(12,943,447)
Foreign currency transactions	(44,501)
Total net realized gain (loss)		831,099,766
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,144,645,840)
Affiliated issuers	4,463,391
Unfunded commitments	(11,504,090)
Assets and liabilities in foreign currencies	(85,359)
Total change in net unrealized appreciation (depreciation)		(1,151,771,898)
Net gain (loss)		(320,672,132)
Net increase (decrease) in net assets resulting from operations		$(331,372,719)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(10,700,587)	$(1,302,962)
Net realized gain (loss)	831,099,766	1,254,393,714
Change in net unrealized appreciation (depreciation)	(1,151,771,898)	1,433,331,438
Net increase (decrease) in net assets resulting from operations	(331,372,719)	2,686,422,190
Distributions to shareholders	(929,859,235)	(1,043,319,929)
Share transactions
Proceeds from sales of shares	1,043,831,682	2,530,824,884
Reinvestment of distributions	861,023,255	966,756,493
Cost of shares redeemed	(1,997,490,811)	(2,007,793,854)
Net increase (decrease) in net assets resulting from share transactions	(92,635,874)	1,489,787,523
Total increase (decrease) in net assets	(1,353,867,828)	3,132,889,784
Net Assets
Beginning of period	10,353,076,617	7,220,186,833
End of period	$8,999,208,789	$10,353,076,617
Other Information
Shares
Sold	32,480,198	84,148,004
Issued in reinvestment of distributions	27,447,935	31,895,088
Redeemed	(63,667,769)	(66,461,246)
Net increase (decrease)	(3,739,636)	49,581,846

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Health Care Portfolio

Years ended February 28,	2022	2021	2020 A	2019 B	2018 B
Selected Per–Share Data
Net asset value, beginning of period	$32.18	$26.53	$24.48	$23.56	$20.89
Income from Investment Operations
Net investment income (loss)C,D	(.03)	–E	.04	.02	.05
Net realized and unrealized gain (loss)	(.92)	9.23	2.40	2.90	3.17
Total from investment operations	(.95)	9.23	2.44	2.92	3.22
Distributions from net investment income	(.04)F	(.18)	(.03)	(.03)	(.04)
Distributions from net realized gain	(2.89)F	(3.40)	(.36)	(1.97)	(.51)
Total distributions	(2.93)	(3.58)	(.39)	(2.00)	(.55)
Net asset value, end of period	$28.30	$32.18	$26.53	$24.48	$23.56
Total ReturnG	(3.67)%	36.00%	9.84%	13.30%	15.49%
Ratios to Average Net AssetsD,H,I
Expenses before reductions	.68%	.69%	.70%	.71%	.73%
Expenses net of fee waivers, if any	.67%	.69%	.70%	.71%	.73%
Expenses net of all reductions	.67%	.69%	.70%	.71%	.72%
Net investment income (loss)	(.10)%	(.01)%	.16%	.10%	.23%
Supplemental Data
Net assets, end of period (000 omitted)	$8,999,209	$10,353,077	$7,220,187	$7,450,707	$6,923,404
Portfolio turnover rateJ	31%	52%	36%K	60%K	75%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 E Amount represents less than $.005 per share.

 F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Health Care Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Health Care Services Portfolio	16.85%	15.60%	15.06%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Health Care Services Portfolio on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$40,674	Health Care Services Portfolio
$39,037	S&P 500® Index

Health Care Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Justin Segalini:  For the fiscal year ending February 28, 2022, the fund gained 16.85%, underperforming the 25.65% gain of the MSCI U.S. IMI Health Care Providers & Services 25/50 Index, but outperforming the broad-based S&P 500® index. Versus the industry index, security selection was the primary detractor, especially in the health care services group. Stock selection in insurance brokers and managed health care also hampered the fund's relative result. The biggest individual relative detractor was an underweight position in CVS Health (+56%), which was among the fund's biggest holdings. Another notable relative detractor was an outsized stake in Cano Health (-62%). Another notable relative detractor was an overweighting in Oak Street Health (-67%). This period we increased our stake. In contrast, the top contributor to performance versus the industry index was an overweighting in managed health care. Stock selection in health care facilities and an underweighting in health care services also helped. Not owning HealthEquity, an index component that returned -35%, was the largest individual relative contributor. Also adding value was our outsized stake in UnitedHealth Group, which gained about 45%. The stock was the fund's largest holding. Avoiding Pennant Group, an index component that returned -69%, also aided relative performance. Notable changes in positioning include increased exposure to the health care facilities subindustry and a lower allocation to health care services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Health Care Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
UnitedHealth Group, Inc.	24.5
Humana, Inc.	8.3
Cigna Corp.	7.9
Centene Corp.	6.5
Anthem, Inc.	4.9
HCA Holdings, Inc.	4.7
Molina Healthcare, Inc.	4.7
CVS Health Corp.	4.6
AmerisourceBergen Corp.	4.6
Surgery Partners, Inc.	2.8
73.5

Top Industries (% of fund's net assets)

As of February 28, 2022
Health Care Providers & Services	97.5%
Health Care Technology	1.4%
Diversified Financial Services	0.2%
All Others*	0.9%

* Includes short-term investments and net other assets (liabilities).

Health Care Services Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
Health Care Providers & Services - 97.5%
Health Care Distributors & Services - 6.4%
AmerisourceBergen Corp.	390,600	$55,672,218
McKesson Corp.	77,600	21,336,896
		77,009,114
Health Care Facilities - 14.6%
Brookdale Senior Living, Inc. (a)	1,626,000	11,186,880
Cano Health, Inc. (a)(b)	1,197,800	5,833,286
Encompass Health Corp.	350,700	23,153,214
HCA Holdings, Inc.	228,000	57,070,680
Rede D'Oregon Sao Luiz SA (c)	470,900	4,661,743
Surgery Partners, Inc. (a)(b)	643,700	33,646,199
Tenet Healthcare Corp. (a)	317,000	27,258,830
U.S. Physical Therapy, Inc. (b)	159,600	14,678,412
		177,489,244
Health Care Services - 27.1%
1Life Healthcare, Inc. (a)	147,200	1,591,232
agilon health, Inc. (a)(b)	744,300	15,049,746
Amedisys, Inc. (a)	33,700	5,400,088
Andlauer Healthcare Group, Inc.	184,939	6,583,391
CareMax, Inc. (d)	379,900	2,199,621
CareMax, Inc. Class A (a)(b)	1,356,800	7,855,872
Chemed Corp.	67,500	32,284,575
Cigna Corp.	404,172	96,104,018
CVS Health Corp.	539,570	55,926,431
DaVita HealthCare Partners, Inc. (a)	186,100	20,986,497
Guardant Health, Inc. (a)	112,100	7,428,867
LHC Group, Inc. (a)	135,496	18,450,490
LifeStance Health Group, Inc. (b)	1,036,100	9,770,423
Oak Street Health, Inc. (a)(b)	750,027	13,132,973
Option Care Health, Inc. (a)	1,054,432	27,098,902
P3 Health Partners, Inc. (d)	250,000	1,400,000
Quest Diagnostics, Inc.	58,900	7,731,803
		328,994,929
Managed Health Care - 49.4%
Alignment Healthcare, Inc. (a)(b)	738,696	6,234,594
Anthem, Inc.	130,302	58,876,959
Centene Corp. (a)	959,084	79,239,520
Humana, Inc.	232,600	101,022,832
Molina Healthcare, Inc. (a)	185,800	57,016,446
UnitedHealth Group, Inc.	625,350	297,585,304
		599,975,655

TOTAL HEALTH CARE PROVIDERS & SERVICES		1,183,468,942

Health Care Technology - 1.3%
Health Care Technology - 1.3%
Change Healthcare, Inc. (a)	533,800	11,433,996
Phreesia, Inc. (a)	154,535	4,758,133
		16,192,129
TOTAL COMMON STOCKS
(Cost $577,344,821)		1,199,661,071

Preferred Stocks - 0.3%
Convertible Preferred Stocks - 0.1%
Health Care Technology - 0.1%
Health Care Technology - 0.1%
Aledade, Inc. Series B1 (d)(e)	52,232	1,764,397
Nonconvertible Preferred Stocks - 0.2%
Diversified Financial Services - 0.2%
Other Diversified Financial Services - 0.2%
Thriveworks TopCo LLC Series B (d)(e)(f)	69,639	1,998,863
TOTAL PREFERRED STOCKS
(Cost $3,998,863)		3,763,260

Money Market Funds - 4.0%
Fidelity Cash Central Fund 0.07% (g)	1,066,973	1,067,186
Fidelity Securities Lending Cash Central Fund 0.07% (g)(h)	47,749,855	47,754,630
TOTAL MONEY MARKET FUNDS
(Cost $48,821,816)		48,821,816
TOTAL INVESTMENT IN SECURITIES - 103.1%
(Cost $630,165,500)		1,252,246,147
NET OTHER ASSETS (LIABILITIES) - (3.1)%		(38,214,055)
NET ASSETS - 100%		$1,214,032,092

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,661,743 or 0.4% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,362,881 or 0.6% of net assets.

 (e) Level 3 security

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Aledade, Inc. Series B1	5/7/21	$2,000,000
CareMax, Inc.	12/18/20	$3,799,000
P3 Health Partners, Inc.	5/25/21	$2,500,000
Thriveworks TopCo LLC Series B	7/23/21 - 2/25/22	$1,998,863

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$2,538,347	$256,839,581	$258,310,742	$4,901	$--	$--	$1,067,186	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	45,664,629	331,843,370	329,753,369	106,992	--	--	47,754,630	0.1%
Total	$48,202,976	$588,682,951	$588,064,111	$111,893	$--	$--	$48,821,816

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,199,661,071	$1,199,661,071	$--	$--
Preferred Stocks	3,763,260	--	--	3,763,260
Money Market Funds	48,821,816	48,821,816	--	--
Total Investments in Securities:	$1,252,246,147	$1,248,482,887	$--	$3,763,260

See accompanying notes which are an integral part of the financial statements.

Health Care Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $46,940,175) — See accompanying schedule: Unaffiliated issuers (cost $581,343,684)	$1,203,424,331
Fidelity Central Funds (cost $48,821,816)	48,821,816
Total Investment in Securities (cost $630,165,500)		$1,252,246,147
Receivable for investments sold		9,767,687
Receivable for fund shares sold		782,160
Dividends receivable		65,318
Distributions receivable from Fidelity Central Funds		6,349
Prepaid expenses		3,931
Other receivables		97,005
Total assets		1,262,968,597
Liabilities
Payable for fund shares redeemed	$367,369
Accrued management fee	522,917
Other affiliated payables	173,283
Other payables and accrued expenses	121,734
Collateral on securities loaned	47,751,202
Total liabilities		48,936,505
Net Assets		$1,214,032,092
Net Assets consist of:
Paid in capital		$546,193,415
Total accumulated earnings (loss)		667,838,677
Net Assets		$1,214,032,092
Net Asset Value, offering price and redemption price per share ($1,214,032,092 ÷ 9,198,377 shares)		$131.98

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$11,201,432
Income from Fidelity Central Funds (including $106,992 from security lending)		111,893
Total income		11,313,325
Expenses
Management fee	$6,404,934
Transfer agent fees	1,766,905
Accounting fees	392,695
Custodian fees and expenses	12,005
Independent trustees' fees and expenses	4,390
Registration fees	31,975
Audit	38,427
Legal	3,242
Interest	145
Miscellaneous	6,498
Total expenses before reductions	8,661,216
Expense reductions	(27,859)
Total expenses after reductions		8,633,357
Net investment income (loss)		2,679,968
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	122,702,747
Foreign currency transactions	(943)
Total net realized gain (loss)		122,701,804
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	59,686,195
Unfunded commitments	(2,759,299)
Assets and liabilities in foreign currencies	284
Total change in net unrealized appreciation (depreciation)		56,927,180
Net gain (loss)		179,628,984
Net increase (decrease) in net assets resulting from operations		$182,308,952

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,679,968	$556,699
Net realized gain (loss)	122,701,804	86,790,581
Change in net unrealized appreciation (depreciation)	56,927,180	181,176,828
Net increase (decrease) in net assets resulting from operations	182,308,952	268,524,108
Distributions to shareholders	(87,625,390)	(9,375,003)
Share transactions
Proceeds from sales of shares	148,662,940	168,402,095
Reinvestment of distributions	81,964,453	8,736,753
Cost of shares redeemed	(212,192,301)	(338,580,546)
Net increase (decrease) in net assets resulting from share transactions	18,435,092	(161,441,698)
Total increase (decrease) in net assets	113,118,654	97,707,407
Net Assets
Beginning of period	1,100,913,438	1,003,206,031
End of period	$1,214,032,092	$1,100,913,438
Other Information
Shares
Sold	1,120,061	1,602,271
Issued in reinvestment of distributions	621,521	89,436
Redeemed	(1,608,688)	(3,218,003)
Net increase (decrease)	132,894	(1,526,296)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Health Care Services Portfolio

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$121.44	$94.72	$89.28	$92.21	$89.93
Income from Investment Operations
Net investment income (loss)B,C	.29	.06	.23	.13	.11
Net realized and unrealized gain (loss)	20.01	27.59	5.50	8.27	14.23
Total from investment operations	20.30	27.65	5.73	8.40	14.34
Distributions from net investment income	(.22)D	(.93)	(.29)	(.10)	(.10)
Distributions from net realized gain	(9.55)D	–	–	(11.23)	(11.96)
Total distributions	(9.76)E	(.93)	(.29)	(11.33)	(12.06)
Redemption fees added to paid in capitalB	–	–	–	–	–F
Net asset value, end of period	$131.98	$121.44	$94.72	$89.28	$92.21
Total ReturnG	16.85%	29.43%	6.39%	9.61%	17.03%
Ratios to Average Net AssetsC,H,I
Expenses before reductions	.71%	.73%	.75%	.76%	.77%
Expenses net of fee waivers, if any	.71%	.73%	.75%	.76%	.77%
Expenses net of all reductions	.71%	.73%	.75%	.76%	.76%
Net investment income (loss)	.22%	.05%	.25%	.14%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$1,214,032	$1,100,913	$1,003,206	$1,343,070	$829,692
Portfolio turnover rateJ	35%	34%	37%	60%	65%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions per share do not sum due to rounding.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Medical Technology and Devices Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Medical Technology and Devices Portfolio	2.95%	18.45%	19.00%

 Prior to January 1, 2018, the fund was named Medical Equipment and Systems Portfolio, and the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Medical Technology and Devices Portfolio on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$56,925	Medical Technology and Devices Portfolio
$39,037	S&P 500® Index

Medical Technology and Devices Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Eddie Yoon:  For the fiscal year ending February 28, 2022, the fund gained 2.95%, trailing the 4.15% advance of the MSCI U.S. IMI Custom Health Care Technology and Equipment 25/50 Linked Index, as well as the broad-based S&P 500® index. Versus the industry index, security selection was the primary detractor, especially in the health care services industry. Stock selection in health care equipment and biotechnology also hurt. The fund's largest individual relative detractor was an overweighting in Penumbra, which returned -22% the past 12 months. The company was among our biggest holdings. Also hurting performance was our outsized stake in Nevro, which returned -57%. We added to our stake the past year. Avoiding Edwards Lifesciences, an index component that gained 35%, also hurt relative performance. In contrast, the largest contributors to performance versus the industry index were security selection and an overweighting in life sciences tools & services. Also lifting the fund's relative performance was an underweighting in health care technology and health care supplies. Not owning Teladoc Health, an index component that returned roughly -66%, was the largest individual relative contributor. Our second-largest relative contributor this period was avoiding Medtronic, an index component that returned roughly -8%. Another notable relative contributor was an underweighting in Illumina (-26%), a position we established the past 12 months. Notable changes in positioning include a higher allocation to the health care technology and life sciences tools & services subindustries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Medical Technology and Devices Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
Thermo Fisher Scientific, Inc.	13.3
Danaher Corp.	12.3
Boston Scientific Corp.	8.9
ResMed, Inc.	4.0
Insulet Corp.	3.8
Abbott Laboratories	3.3
Penumbra, Inc.	3.3
West Pharmaceutical Services, Inc.	3.0
Charles River Laboratories International, Inc.	3.0
DexCom, Inc.	2.9
57.8

Top Industries (% of fund's net assets)

As of February 28, 2022
Life Sciences Tools & Services	45.7%
Health Care Equipment & Supplies	43.4%
Health Care Technology	5.1%
Biotechnology	2.3%
Health Care Providers & Services	0.8%
All Others*	2.7%

* Includes short-term investments and net other assets (liabilities).

Medical Technology and Devices Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
Biotechnology - 1.0%
Biotechnology - 1.0%
Abcam PLC (a)	1,200,000	$20,071,799
Avid Bioservices, Inc. (a)(b)	1,700,000	34,816,000
Saluda Medical Pty Ltd. warrants (a)(c)(d)	470,371	1,349,965
Twist Bioscience Corp. (a)	640,000	35,801,600
		92,039,364
Health Care Equipment & Supplies - 43.0%
Health Care Equipment - 40.8%
Abbott Laboratories	2,450,000	295,519,000
Angiodynamics, Inc. (a)	1,280,000	30,118,400
Boston Scientific Corp. (a)	18,000,000	795,060,000
DexCom, Inc. (a)	615,000	254,554,650
Envista Holdings Corp. (a)	4,000,000	192,000,000
Hologic, Inc. (a)	1,900,000	135,223,000
Insulet Corp. (a)	1,280,000	338,803,200
Intuitive Surgical, Inc. (a)	700,000	203,231,000
Masimo Corp. (a)	700,000	110,215,000
Nevro Corp. (a)	1,280,000	91,776,000
Novocure Ltd. (a)	181,459	14,854,234
Outset Medical, Inc. (a)	1,000,000	43,970,000
Penumbra, Inc. (a)	1,313,503	291,256,155
PROCEPT BioRobotics Corp.	300,000	7,494,000
PROCEPT BioRobotics Corp.	1,308,117	31,042,925
ResMed, Inc.	1,460,000	360,255,000
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	799,999	41,476,827
Stryker Corp.	900,000	237,015,000
Tandem Diabetes Care, Inc. (a)	1,400,000	157,682,000
		3,631,546,391
Health Care Supplies - 2.2%
Align Technology, Inc. (a)	265,000	135,536,900
Nanosonics Ltd. (a)(e)	21,000,000	63,907,137
		199,444,037

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		3,830,990,428

Health Care Providers & Services - 0.7%
Health Care Services - 0.7%
1Life Healthcare, Inc. (a)	1,250,000	13,512,500
Guardant Health, Inc. (a)	326,828	21,658,892
LifeStance Health Group, Inc.	3,200,000	30,176,000
		65,347,392
Health Care Technology - 4.7%
Health Care Technology - 4.7%
Change Healthcare, Inc. (a)	3,600,000	77,112,000
Definitive Healthcare Corp. (b)	750,000	17,340,000
DNA Script (c)(d)	1,220	974,647
DNA Script (c)(d)	4,668	3,729,221
Doximity, Inc. (b)	780,000	47,853,000
Health Catalyst, Inc. (a)(b)	1,427,277	38,707,752
Inspire Medical Systems, Inc. (a)	540,000	131,792,400
Medlive Technology Co. Ltd. (f)	3,000,000	4,430,169
Phreesia, Inc. (a)	500,000	15,395,000
Veeva Systems, Inc. Class A (a)	330,000	75,586,500
		412,920,689
Life Sciences Tools & Services - 45.7%
Life Sciences Tools & Services - 45.7%
10X Genomics, Inc. Class B (a)(f)	392,772	31,999,135
Avantor, Inc. (a)	6,700,000	232,423,000
Bio-Rad Laboratories, Inc. Class A (a)	218,000	136,459,280
Bio-Techne Corp.	128,000	53,684,480
Bruker Corp.	2,800,000	197,036,000
Charles River Laboratories International, Inc. (a)	915,000	266,411,400
Danaher Corp.	4,000,000	1,097,640,000
Lonza Group AG	300,000	207,570,697
Maravai LifeSciences Holdings, Inc. (a)	2,280,000	89,079,600
Nanostring Technologies, Inc. (a)	1,224,878	43,434,174
Olink Holding AB ADR (a)(b)	1,280,000	21,875,200
Quanterix Corp. (a)	1,127,487	38,041,411
Sartorius Stedim Biotech	400,000	153,388,306
Seer, Inc. (a)(b)	1,559,532	23,892,030
Stevanato Group SpA (b)	1,400,000	22,470,000
Thermo Fisher Scientific, Inc.	2,180,000	1,185,919,996
West Pharmaceutical Services, Inc.	690,000	267,085,200
		4,068,409,909
Personal Products - 0.8%
Personal Products - 0.8%
The Beauty Health Co. (a)	581,439	11,268,288
The Beauty Health Co. (d)	3,000,000	58,140,000
		69,408,288
Specialty Retail - 0.4%
Specialty Stores - 0.4%
Warby Parker, Inc. (a)(b)	1,200,000	35,916,000
TOTAL COMMON STOCKS
(Cost $5,257,782,527)		8,575,032,070

Convertible Preferred Stocks - 2.7%
Biotechnology - 1.3%
Biotechnology - 1.3%
Asimov, Inc. Series B (c)(d)	97,985	9,081,318
Caris Life Sciences, Inc. Series D (c)(d)	2,803,935	18,674,207
Element Biosciences, Inc. Series B (a)(c)(d)	2,385,223	39,260,771
ElevateBio LLC Series C (c)(d)	214,700	777,429
Inscripta, Inc. Series D (a)(c)(d)	3,938,731	28,792,124
Saluda Medical Pty Ltd. Series D (c)(d)	1,567,904	20,000,011
		116,585,860
Health Care Equipment & Supplies - 0.2%
Health Care Supplies - 0.2%
Kardium, Inc. Series D6 (a)(c)(d)	13,783,189	14,001,515
Health Care Providers & Services - 0.1%
Health Care Services - 0.1%
Conformal Medical, Inc. Series C (a)(c)(d)	2,605,625	10,344,331
dMed Biopharmaceutical Co. Ltd. Series C (a)(c)(d)	309,255	3,067,810
		13,412,141
Health Care Technology - 0.4%
Health Care Technology - 0.4%
Aledade, Inc. Series B1 (c)(d)	175,232	5,919,337
DNA Script Series B (c)(d)	59	47,135
Omada Health, Inc. Series E (c)(d)	2,182,939	13,087,156
PrognomIQ, Inc.:
Series A5 (a)(c)(d)	833,333	2,549,999
Series B (a)(c)(d)	2,735,093	8,369,385
Series C (c)(d)	752,098	2,301,420
		32,274,432
Textiles, Apparel & Luxury Goods - 0.7%
Textiles - 0.7%
DNA Script Series C (c)(d)	28,249	22,567,861
Freenome, Inc.:
Series C (a)(c)(d)	2,268,156	26,469,381
Series D (c)(d)	1,325,855	15,472,728
		64,509,970
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $189,614,070)		240,783,918

Preferred Securities - 0.2%
Health Care Equipment & Supplies - 0.2%
Health Care Supplies - 0.2%
Kardium, Inc. 0% (c)(d)(g)
(Cost $19,551,861)	19,551,861	19,551,861

Money Market Funds - 1.1%
Fidelity Cash Central Fund 0.07% (h)	21,428,816	21,433,102
Fidelity Securities Lending Cash Central Fund 0.07% (h)(i)	73,445,282	73,452,626
TOTAL MONEY MARKET FUNDS
(Cost $94,885,728)		94,885,728
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $5,561,834,186)		8,930,253,577
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(24,419,260)
NET ASSETS - 100%		$8,905,834,317

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $324,529,612 or 3.6% of net assets.

 (e) Affiliated company

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $36,429,304 or 0.4% of net assets.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Aledade, Inc. Series B1	5/7/21	$6,709,756
Asimov, Inc. Series B	10/29/21	$9,081,318
Caris Life Sciences, Inc. Series D	5/11/21	$22,711,874
Conformal Medical, Inc. Series C	7/24/20	$9,554,996
dMed Biopharmaceutical Co. Ltd. Series C	12/1/20	$4,392,395
DNA Script	12/17/21	$4,714,776
DNA Script Series B	12/17/21	$47,244
DNA Script Series C	10/1/21	$24,572,393
Element Biosciences, Inc. Series B	12/13/19	$12,500,000
ElevateBio LLC Series C	3/9/21	$900,667
Freenome, Inc. Series C	8/14/20	$14,999,996
Freenome, Inc. Series D	11/22/21	$9,999,996
Inscripta, Inc. Series D	11/13/20	$18,000,001
Kardium, Inc. Series D6	12/30/20	$14,001,515
Kardium, Inc. 0%	12/30/20	$19,551,861
Omada Health, Inc. Series E	12/22/21	$13,087,156
PrognomIQ, Inc. Series A5	8/20/20	$503,333
PrognomIQ, Inc. Series B	9/11/20	$6,249,999
PrognomIQ, Inc. Series C	2/16/22	$2,301,420
Saluda Medical Pty Ltd. Series D	1/20/22	$20,000,011
Saluda Medical Pty Ltd. warrants	1/20/22	$0
The Beauty Health Co.	12/8/20	$30,000,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$29,308,147	$1,267,420,893	$1,275,295,938	$17,952	$--	$--	$21,433,102	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	325,618,183	656,916,928	909,082,485	219,893	--	--	73,452,626	0.2%
Total	$354,926,330	$1,924,337,821	$2,184,378,423	$237,845	$--	$--	$94,885,728

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Angiodynamics, Inc.	$16,253,010	$32,613,936	$25,062,938	$--	$3,423,524	$2,890,868	$--
Intersect ENT, Inc.	57,025,000	13,715,218	87,430,546	--	31,932,434	(15,242,106)	--
Nanosonics Ltd.	101,147,280	951,722	3,556,358	--	(970,264)	(33,665,243)	63,907,137
ViewRay, Inc.	38,368,000	--	45,339,866	--	16,273,757	(9,301,891)	--
Total	$212,793,290	$47,280,876	$161,389,708	$--	$50,659,451	$(55,318,372)	$63,907,137

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$8,575,032,070	$8,156,904,510	$412,073,727	$6,053,833
Convertible Preferred Stocks	240,783,918	--	--	240,783,918
Preferred Securities	19,551,861	--	--	19,551,861
Money Market Funds	94,885,728	94,885,728	--	--
Total Investments in Securities:	$8,930,253,577	$8,251,790,238	$412,073,727	$266,389,612

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Convertible Preferred Stocks
Beginning Balance	$99,803,398
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	31,568,686
Cost of Purchases	109,411,834
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$240,783,918
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2022	$31,568,686
Other Investments in Securities
Beginning Balance	$19,551,861
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	1,339,057
Cost of Purchases	4,714,776
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$25,605,694
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2022	$1,339,057

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Medical Technology and Devices Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $71,614,304) — See accompanying schedule: Unaffiliated issuers (cost $5,418,755,579)	$8,771,460,712
Fidelity Central Funds (cost $94,885,728)	94,885,728
Other affiliated issuers (cost $48,192,879)	63,907,137
Total Investment in Securities (cost $5,561,834,186)		$8,930,253,577
Cash		8,208
Receivable for investments sold		72,035,373
Receivable for fund shares sold		4,012,401
Dividends receivable		951,688
Distributions receivable from Fidelity Central Funds		14,203
Prepaid expenses		21,192
Other receivables		327,351
Total assets		9,007,623,993
Liabilities
Payable to custodian bank	$221
Payable for investments purchased	14,212,024
Payable for fund shares redeemed	8,605,349
Accrued management fee	3,920,438
Other affiliated payables	1,215,788
Other payables and accrued expenses	391,795
Collateral on securities loaned	73,444,061
Total liabilities		101,789,676
Net Assets		$8,905,834,317
Net Assets consist of:
Paid in capital		$5,510,548,297
Total accumulated earnings (loss)		3,395,286,020
Net Assets		$8,905,834,317
Net Asset Value, offering price and redemption price per share ($8,905,834,317 ÷ 125,743,991 shares)		$70.83

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$21,299,363
Income from Fidelity Central Funds (including $219,893 from security lending)		237,845
Total income		21,537,208
Expenses
Management fee	$51,205,295
Transfer agent fees	13,698,548
Accounting fees	1,276,169
Custodian fees and expenses	142,839
Independent trustees' fees and expenses	34,835
Registration fees	250,952
Audit	44,226
Legal	7,373
Interest	2,557
Miscellaneous	43,848
Total expenses before reductions	66,706,642
Expense reductions	(229,762)
Total expenses after reductions		66,476,880
Net investment income (loss)		(44,939,672)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	447,917,557
Affiliated issuers	50,659,451
Foreign currency transactions	135,407
Total net realized gain (loss)		498,712,415
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(186,533,936)
Affiliated issuers	(55,318,372)
Unfunded commitments	192,000
Assets and liabilities in foreign currencies	(3,341)
Total change in net unrealized appreciation (depreciation)		(241,663,649)
Net gain (loss)		257,048,766
Net increase (decrease) in net assets resulting from operations		$212,109,094

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(44,939,672)	$(26,124,031)
Net realized gain (loss)	498,712,415	876,677,539
Change in net unrealized appreciation (depreciation)	(241,663,649)	1,661,035,472
Net increase (decrease) in net assets resulting from operations	212,109,094	2,511,588,980
Distributions to shareholders	(808,325,364)	(514,309,620)
Share transactions
Proceeds from sales of shares	1,949,163,820	1,910,160,299
Reinvestment of distributions	757,192,690	484,677,137
Cost of shares redeemed	(1,877,605,232)	(1,777,583,064)
Net increase (decrease) in net assets resulting from share transactions	828,751,278	617,254,372
Total increase (decrease) in net assets	232,535,008	2,614,533,732
Net Assets
Beginning of period	8,673,299,309	6,058,765,577
End of period	$8,905,834,317	$8,673,299,309
Other Information
Shares
Sold	24,345,738	27,985,720
Issued in reinvestment of distributions	9,855,790	7,325,256
Redeemed	(24,120,700)	(28,081,786)
Net increase (decrease)	10,080,828	7,229,190

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Medical Technology and Devices Portfolio

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$74.99	$55.88	$52.92	$46.09	$41.48
Income from Investment Operations
Net investment income (loss)B,C	(.37)	(.24)	(.08)	(.04)	.05
Net realized and unrealized gain (loss)	2.97	24.19	4.10	10.40	7.31
Total from investment operations	2.60	23.95	4.02	10.36	7.36
Distributions from net investment income	–	–	–	–	(.08)
Distributions from net realized gain	(6.76)	(4.84)	(1.06)	(3.53)	(2.67)
Total distributions	(6.76)	(4.84)	(1.06)	(3.53)	(2.75)
Net asset value, end of period	$70.83	$74.99	$55.88	$52.92	$46.09
Total ReturnD	2.95%	44.20%	7.46%	23.85%	18.01%
Ratios to Average Net AssetsC,E,F
Expenses before reductions	.68%	.70%	.71%	.73%	.76%
Expenses net of fee waivers, if any	.68%	.70%	.71%	.73%	.76%
Expenses net of all reductions	.68%	.70%	.71%	.73%	.75%
Net investment income (loss)	(.46)%	(.36)%	(.15)%	(.07)%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$8,905,834	$8,673,299	$6,058,766	$6,787,645	$4,063,926
Portfolio turnover rateG	32%	58%	35%	43%	77%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Pharmaceuticals Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Pharmaceuticals Portfolio	5.15%	11.34%	12.23%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Pharmaceuticals Portfolio on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$31,708	Pharmaceuticals Portfolio
$39,037	S&P 500® Index

Pharmaceuticals Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Karim Suwwan de Felipe:  For the fiscal year ending February 28, 2022, the fund gained 5.15%, underperforming the 7.55% gain of the MSCI North America IMI + ADR Custom Pharmaceuticals 25/50 Linked Index, as well as the broad-based S&P 500® index. Versus the industry index, security selection was the primary detractor, especially in the biotechnology industry. Weak stock picks in life sciences tools & services and health care services also hindered the fund's relative result. Not owning Pfizer, an index component that gained 45%, was the largest individual relative detractor. Our second-largest relative detractor this period was avoiding Novo-Nordisk, an index component that gained about 47%. Another notable relative detractor was our lighter-than-index stake in GlaxoSmithKline (+31%). This period we increased our stake. Conversely, the top contributor to performance versus the industry index was our stock selection in pharmaceuticals. Security selection in health care equipment also lifted the fund's relative result. The biggest individual relative contributor was an overweight position in AstraZeneca (+29%). AstraZeneca was among the fund's biggest holdings. Our second-largest relative contributor this period was avoiding Canopy Growth, an index component that returned roughly -78%. Avoiding Tilray Brands, an index component that returned -75%, also aided relative performance. Notable changes in positioning include decreased exposure to the biotechnology subindustry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Pharmaceuticals Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
Eli Lilly & Co.	12.2
AstraZeneca PLC sponsored ADR	11.3
Sanofi SA sponsored ADR	10.2
Bristol-Myers Squibb Co.	8.9
Roche Holding AG (participation certificate)	6.6
Johnson & Johnson	4.6
Merck & Co., Inc.	4.0
Royalty Pharma PLC	3.7
Merck KGaA	3.4
Zoetis, Inc. Class A	3.4
68.3

Top Industries (% of fund's net assets)

As of February 28, 2022
Pharmaceuticals	79.8%
Biotechnology	12.2%
Health Care Equipment & Supplies	3.0%
Life Sciences Tools & Services	3.0%
Health Care Providers & Services	0.3%
All Others*	1.7%

* Includes short-term investments and net other assets (liabilities).

Pharmaceuticals Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Biotechnology - 12.0%
Biotechnology - 12.0%
Alnylam Pharmaceuticals, Inc. (a)	21,571	$3,404,982
Amicus Therapeutics, Inc. (a)(b)	295,700	2,406,998
Argenx SE (a)	17,400	5,038,054
Argenx SE ADR (a)	11,000	3,164,810
Ascendis Pharma A/S sponsored ADR (a)	51,300	5,765,607
BioInvent International AB (a)	540,500	2,019,298
BioNTech SE ADR (a)	115,500	17,418,555
Blueprint Medicines Corp. (a)	111,700	6,763,435
Celldex Therapeutics, Inc. (a)	73,400	2,194,660
Cullinan Oncology, Inc. (a)	88,100	1,263,354
EQRx, Inc. (a)	200,000	604,000
Galapagos NV sponsored ADR (a)(b)	36,900	2,443,887
Generation Bio Co. (a)	47,476	243,077
Horizon Therapeutics PLC (a)	158,800	14,477,796
Innovent Biologics, Inc. (a)(c)	279,500	1,250,035
Intellia Therapeutics, Inc. (a)	15,400	1,522,290
Kalvista Pharmaceuticals, Inc. (a)	99,000	1,588,950
Leap Therapeutics, Inc. warrants 1/31/26 (a)	606,000	492,545
Legend Biotech Corp. ADR (a)	147,400	5,835,566
Protagonist Therapeutics, Inc. (a)	73,900	1,794,292
PTC Therapeutics, Inc. (a)	181,600	6,377,792
Sarepta Therapeutics, Inc. (a)	44,300	3,393,823
Springworks Therapeutics, Inc. (a)	44,300	2,506,937
Synlogic, Inc. (a)(b)	520,800	1,031,184
TG Therapeutics, Inc. (a)	41,900	413,553
uniQure B.V. (a)	170,500	2,896,795
Vertex Pharmaceuticals, Inc. (a)	39,000	8,970,780
Xencor, Inc. (a)	49,568	1,551,974
XOMA Corp. (a)(b)	53,300	1,168,869
Zai Lab Ltd. ADR (a)	85,400	4,671,380
		112,675,278
Food & Staples Retailing - 0.0%
Drug Retail - 0.0%
MedAvail Holdings, Inc. (a)	3,333	4,000
Health Care Equipment & Supplies - 3.0%
Health Care Equipment - 3.0%
Angelalign Technology, Inc. (c)	400	9,592
Angiodynamics, Inc. (a)(b)	282,000	6,635,460
Boston Scientific Corp. (a)	481,600	21,272,272
		27,917,324
Health Care Providers & Services - 0.3%
Health Care Services - 0.3%
Guardant Health, Inc. (a)	37,400	2,478,498
Life Sciences Tools & Services - 3.0%
Life Sciences Tools & Services - 3.0%
23andMe Holding Co. Class B (c)	396,606	1,772,829
Maravai LifeSciences Holdings, Inc. (a)	502,600	19,636,582
Sartorius Stedim Biotech	16,500	6,327,268
		27,736,679
Pharmaceuticals - 79.8%
Pharmaceuticals - 79.8%
Arvinas Holding Co. LLC (a)	55,600	3,603,436
AstraZeneca PLC sponsored ADR	1,728,300	105,218,904
Asymchem Laboratories Tianjin Co. Ltd. (H Shares) (c)	140,700	4,800,069
Atea Pharmaceuticals, Inc. (a)	5,867	37,197
Axsome Therapeutics, Inc. (a)(b)	43,400	1,219,974
Bristol-Myers Squibb Co.	1,210,480	83,123,662
Catalent, Inc. (a)	45,800	4,673,432
Elanco Animal Health, Inc. (a)	230,400	6,545,664
Eli Lilly & Co.	454,461	113,592,526
GlaxoSmithKline PLC sponsored ADR	276,300	11,565,918
Harmony Biosciences Holdings, Inc. (a)(b)	73,077	2,920,157
Intra-Cellular Therapies, Inc. (a)	107,000	5,936,360
Johnson & Johnson	263,150	43,306,596
Merck & Co., Inc.	493,736	37,810,303
Merck KGaA	160,100	31,755,448
Nektar Therapeutics (a)(b)	368,233	3,770,706
NGM Biopharmaceuticals, Inc. (a)	108,600	1,613,796
Novartis AG sponsored ADR	323,596	28,301,706
Pliant Therapeutics, Inc. (a)	8,500	76,245
Reata Pharmaceuticals, Inc. (a)(b)	64,600	2,115,004
Roche Holding AG (participation certificate)	162,876	61,686,618
Royalty Pharma PLC	874,500	34,332,870
Sanofi SA sponsored ADR	1,813,422	95,113,984
UCB SA	287,200	31,344,103
Zoetis, Inc. Class A	163,000	31,564,950
Zogenix, Inc. (a)	800	21,008
		746,050,636
TOTAL COMMON STOCKS
(Cost $695,817,589)		916,862,415

Convertible Preferred Stocks - 0.3%
Biotechnology - 0.2%
Biotechnology - 0.2%
ValenzaBio, Inc. Series A (d)(e)	224,708	1,451,614
Diversified Financial Services - 0.1%
Other Diversified Financial Services - 0.1%
Paragon Biosciences Emalex Capital, Inc. Series C (d)(e)	158,879	985,050
Pharmaceuticals - 0.0%
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. Series C (a)(d)(e)	200	74,796
Software - 0.0%
Systems Software - 0.0%
Evozyne LLC Series A (d)(e)	5,900	100,182
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $3,914,946)		2,611,642
	Principal Amount	Value

Convertible Bonds - 0.0%
Pharmaceuticals - 0.0%
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. 0.13% (Cost $14,700)(d)(e)(f)	14,700	14,700
	Shares	Value

Money Market Funds - 1.9%
Fidelity Cash Central Fund 0.07% (g)	10,724,430	10,726,575
Fidelity Securities Lending Cash Central Fund 0.07% (g)(h)	7,038,432	7,039,136
TOTAL MONEY MARKET FUNDS
(Cost $17,765,711)		17,765,711
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $717,512,946)		937,254,468
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(2,506,552)
NET ASSETS - 100%		$934,747,916

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,832,525 or 0.8% of net assets.

 (d) Level 3 security

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,626,342 or 0.3% of net assets.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Castle Creek Pharmaceutical Holdings, Inc. Series C	12/9/19	$82,370
Castle Creek Pharmaceutical Holdings, Inc. 0.13%	6/28/21	$14,700
Evozyne LLC Series A	4/9/21	$132,573
Paragon Biosciences Emalex Capital, Inc. Series C	2/26/21	$1,700,005
ValenzaBio, Inc. Series A	3/25/21	$1,999,998

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$2,505,192	$259,103,054	$250,881,671	$5,036	$--	$--	$10,726,575	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	109,402,533	320,631,217	422,994,614	119,941	--	--	7,039,136	0.0%
Total	$111,907,725	$579,734,271	$673,876,285	$124,977	$--	$--	$17,765,711

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$916,862,415	$778,199,081	$138,663,334	$--
Convertible Preferred Stocks	2,611,642	--	--	2,611,642
Convertible Bonds	14,700	--	--	14,700
Money Market Funds	17,765,711	17,765,711	--	--
Total Investments in Securities:	$937,254,468	$795,964,792	$138,663,334	$2,626,342

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	53.5%
United Kingdom	12.5%
France	10.9%
Switzerland	9.6%
Germany	5.3%
Belgium	3.7%
Ireland	1.5%
Netherlands	1.1%
Others (Individually Less Than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Pharmaceuticals Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $6,895,297) — See accompanying schedule: Unaffiliated issuers (cost $699,747,235)	$919,488,757
Fidelity Central Funds (cost $17,765,711)	17,765,711
Total Investment in Securities (cost $717,512,946)		$937,254,468
Receivable for fund shares sold		1,027,622
Dividends receivable		2,848,642
Reclaims receivable		1,795,933
Distributions receivable from Fidelity Central Funds		2,226
Prepaid expenses		3,345
Other receivables		171,807
Total assets		943,104,043
Liabilities
Payable to custodian bank	$2
Payable for investments purchased	60,778
Payable for fund shares redeemed	463,867
Accrued management fee	404,012
Other affiliated payables	146,437
Other payables and accrued expenses	242,603
Collateral on securities loaned	7,038,428
Total liabilities		8,356,127
Net Assets		$934,747,916
Net Assets consist of:
Paid in capital		$707,847,188
Total accumulated earnings (loss)		226,900,728
Net Assets		$934,747,916
Net Asset Value, offering price and redemption price per share ($934,747,916 ÷ 41,486,314 shares)		$22.53

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$16,273,556
Foreign tax reclaims		971,806
Income from Fidelity Central Funds (including $119,941 from security lending)		124,977
Income before foreign taxes withheld		17,370,339
Less foreign taxes withheld		(1,700,023)
Total income		15,670,316
Expenses
Management fee	$4,463,742
Transfer agent fees	1,453,410
Accounting fees	290,960
Custodian fees and expenses	66,999
Independent trustees' fees and expenses	3,070
Registration fees	51,136
Audit	39,002
Legal	3,408
Miscellaneous	4,987
Total expenses before reductions	6,376,714
Expense reductions	(19,133)
Total expenses after reductions		6,357,581
Net investment income (loss)		9,312,735
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	66,601,045
Foreign currency transactions	6,942
Total net realized gain (loss)		66,607,987
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(29,777,991)
Assets and liabilities in foreign currencies	(15,625)
Total change in net unrealized appreciation (depreciation)		(29,793,616)
Net gain (loss)		36,814,371
Net increase (decrease) in net assets resulting from operations		$46,127,106

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,312,735	$9,601,491
Net realized gain (loss)	66,607,987	75,654,169
Change in net unrealized appreciation (depreciation)	(29,793,616)	69,300,533
Net increase (decrease) in net assets resulting from operations	46,127,106	154,556,193
Distributions to shareholders	(87,692,898)	(72,330,079)
Share transactions
Proceeds from sales of shares	223,427,519	263,105,559
Reinvestment of distributions	83,261,883	68,862,070
Cost of shares redeemed	(163,755,378)	(345,098,612)
Net increase (decrease) in net assets resulting from share transactions	142,934,024	(13,130,983)
Total increase (decrease) in net assets	101,368,232	69,095,131
Net Assets
Beginning of period	833,379,684	764,284,553
End of period	$934,747,916	$833,379,684
Other Information
Shares
Sold	9,855,327	11,435,481
Issued in reinvestment of distributions	3,596,826	3,007,054
Redeemed	(6,801,557)	(14,811,031)
Net increase (decrease)	6,650,596	(368,496)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Pharmaceuticals Portfolio

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$23.92	$21.71	$21.07	$18.82	$18.11
Income from Investment Operations
Net investment income (loss)B,C	.27	.27	.29	.29	.27
Net realized and unrealized gain (loss)	.97	4.04	2.29	2.34	.74
Total from investment operations	1.24	4.31	2.58	2.63	1.01
Distributions from net investment income	(.28)	(.31)	(.31)	(.28)	(.25)
Distributions from net realized gain	(2.35)	(1.79)	(1.64)	(.10)	(.05)
Total distributions	(2.63)	(2.10)	(1.94)D	(.38)	(.30)
Net asset value, end of period	$22.53	$23.92	$21.71	$21.07	$18.82
Total ReturnE	5.15%	20.46%	12.06%	14.15%	5.61%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	.75%	.77%	.78%	.80%	.81%
Expenses net of fee waivers, if any	.75%	.77%	.78%	.79%	.81%
Expenses net of all reductions	.75%	.76%	.77%	.79%	.80%
Net investment income (loss)	1.10%	1.13%	1.36%	1.48%	1.44%
Supplemental Data
Net assets, end of period (000 omitted)	$934,748	$833,380	$764,285	$747,604	$744,563
Portfolio turnover rateH	29%	32%	52%	55%	89%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2022

1. Organization.

Biotechnology Portfolio, Health Care Portfolio, Health Care Services Portfolio, Medical Technology and Devices Portfolio, and Pharmaceuticals Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Biotechnology Portfolio:

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$170,733,650	Recovery value	Recovery value	0.0% - 1.4% / 1.3%	Increase
			Discount for lack of marketability	5.0%	Decrease
		Market approach	Transaction price	$2.42 - $105.86 / $51.08	Increase
			Discount rate	21.2% - 27.4% / 24.5%	Decrease
			Parity price	$0.05	Increase
		Discounted cash flow	Discount rate	8.0% - 13.0% / 12.3%	Decrease
			Weighted average cost of capital (WACC)	25.0%	Decrease
			Discount for lack of marketability	10.0% - 15.0% / 10.5%	Decrease
			Growth rate	3.5% - 5.0% / 3.5%	Increase
			Probability rate	0.6% - 50.0% / 20.2%	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Health Care Portfolio:

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$99,854,613	Market comparable	Enterprise value/Revenue multiple (EV/S)	3.8	Increase
		Market approach	Transaction price	$6.00 - $92.68 / $22.76	Increase
			Discount rate	17.2% - 44.1% / 20.7%	Decrease
		Discounted cash flow	Discount rate	10.0%	Decrease
			Weighted average cost of capital (WACC)	25.0%	Decrease
			Discount for lack of marketability	15.0%	Decrease
			Growth rate	5.0%	Increase
			Probability rate	0.6% - 37.3% / 16.3%	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Medical Technology and Devices Portfolio:

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$246,837,751	Market comparable	Enterprise value/Revenue multiple (EV/S)	3.8	Increase
		Recovery value	Recovery value	2.9%	Increase
			Transaction price	$12.76	Increase
			Probability rate	15.0% - 70.0% / 42.5%	Increase
		Market approach	Transaction price	$1.02 - $798.89 / $104.06	Increase
			Discount rate	17.2% - 44.1% / 19.4%	Decrease
			Premium rate	8.2%	Increase
		Discounted cash flow	Weighted average cost of capital (WACC)	25.0%	Decrease
			Discount for lack of marketability	15.0%	Decrease
			Growth rate	5.0%	Increase
Preferred Securities	$19,551,861	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2022, as well as a roll forward of Level 3 investments, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends or foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable or reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Biotechnology Portfolio	$1,182,781
Health Care Portfolio	780,529
Health Care Services Portfolio	87,860
Medical Technology and Devices Portfolio	258,872
Pharmaceuticals Portfolio	159,455

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2022, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, net operating losses and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Biotechnology Portfolio	$5,224,914,049	$1,549,471,328	$(1,004,705,209)	$544,766,119
Health Care Portfolio	6,561,286,369	3,390,994,024	(796,067,097)	2,594,926,927
Health Care Services Portfolio	642,511,545	666,336,755	(56,602,153)	609,734,602
Medical Technology and Devices Portfolio	5,576,379,315	3,657,814,087	(303,939,825)	3,353,874,262
Pharmaceuticals Portfolio	720,541,131	281,194,376	(64,481,039)	216,713,337

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Biotechnology Portfolio	$–	$–	$544,806,863
Health Care Portfolio	–	185,063,001	2,595,323,050
Health Care Services Portfolio	2,699,747	55,488,165	609,732,857
Medical Technology and Devices Portfolio	–	137,590,547	3,353,876,012
Pharmaceuticals Portfolio	2,253,445	8,016,947	216,779,748

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2021 to February 28, 2022, and ordinary losses recognized during the period January 1, 2022 to February 28, 2022. Loss deferrals were as follows:

	Capital losses	Ordinary losses
Biotechnology Portfolio	$(98,907,002)	$(11,118,831)
Health Care Portfolio	–	(4,977,672)
Medical Technology and Devices Portfolio	(87,545,004)	(8,394,767)

The tax character of distributions paid was as follows:

February 28, 2022
	Ordinary Income	Long-term Capital Gains	Total
Biotechnology Portfolio	$44,710,367	$906,920,364	$951,630,731
Health Care Portfolio	30,213,050	899,646,185	929,859,235
Health Care Services Portfolio	2,649,600	84,975,790	87,625,390
Medical Technology and Devices Portfolio	80,106,652	728,218,712	808,325,364
Pharmaceuticals Portfolio	14,327,993	73,364,905	87,692,898

February 28, 2021
	Ordinary Income	Long-term Capital Gains	Total
Biotechnology Portfolio	$153,648,169	$1,349,606,527	$1,503,254,696
Health Care Portfolio	180,426,644	862,893,285	1,043,319,929
Health Care Services Portfolio	9,375,003	–	9,375,003
Medical Technology and Devices Portfolio	5,369,657	508,939,963	514,309,620
Pharmaceuticals Portfolio	23,917,701	48,412,378	72,330,079

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, Health Care Portfolio, Health Care Services Portfolio and Medical Technology and Devices Portfolio had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Biotechnology Portfolio	82,656,123	1.57
Health Care Portfolio	13,584,368.15
Health Care Services Portfolio	1,998,863.16

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Biotechnology Portfolio	3,385,065,940	4,616,250,588
Health Care Portfolio	3,238,989,292	4,294,139,632
Health Care Services Portfolio	421,860,355	494,500,243
Medical Technology and Devices Portfolio	3,132,241,546	3,188,589,000
Pharmaceuticals Portfolio	308,190,781	248,648,291

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Biotechnology Portfolio	.30%	.22%	.52%
Health Care Portfolio	.30%	.22%	.52%
Health Care Services Portfolio	.30%	.22%	.52%
Medical Technology and Devices Portfolio	.30%	.22%	.52%
Pharmaceuticals Portfolio	.30%	.22%	.52%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Biotechnology Portfolio	.14%
Health Care Portfolio	.14%
Health Care Services Portfolio	.14%
Medical Technology and Devices Portfolio	.14%
Pharmaceuticals Portfolio	.17%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Biotechnology Portfolio	.02
Health Care Portfolio	.01
Health Care Services Portfolio	.03
Medical Technology and Devices Portfolio	.01
Pharmaceuticals Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Biotechnology Portfolio	$176,611
Health Care Portfolio	76,494
Health Care Services Portfolio	11,771
Medical Technology and Devices Portfolio	57,560
Pharmaceuticals Portfolio	4,601

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Health Care Portfolio	Borrower	$9,334,000.31%		$482
Health Care Services Portfolio	Borrower	4,077,500.32%		145
Medical Technology and Devices Portfolio	Borrower	12,746,478.31%		2,557

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Biotechnology Portfolio	201,617,678	156,021,784	5,789,517
Health Care Portfolio	317,110,578	254,706,143	46,451,073
Health Care Services Portfolio	17,934,204	29,172,642	6,137,776
Medical Technology and Devices Portfolio	221,862,970	177,075,319	22,914,685
Pharmaceuticals Portfolio	13,359,959	18,450,576	3,148,511

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount ($)
Health Care Portfolio	6,255
Medical Technology and Devices Portfolio	59,486

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Biotechnology Portfolio	$13,907
Health Care Portfolio	18,216
Health Care Services Portfolio	2,056
Medical Technology and Devices Portfolio	16,410
Pharmaceuticals Portfolio	1,452

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Biotechnology Portfolio	$322,073	$136,093	$1,211,670
Health Care Portfolio	42,302	1,082	774,380
Health Care Services Portfolio	10,891	7,822	17,882
Medical Technology and Devices Portfolio	22,435	4,301	–
Pharmaceuticals Portfolio	12,449	265	166,668

8. Expense Reductions.

Through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Biotechnology Portfolio	$117
Medical Technology and Devices Portfolio	154

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Biotechnology Portfolio	$172,438
Health Care Portfolio	242,142
Health Care Services Portfolio	27,859
Medical Technology and Devices Portfolio	229,608
Pharmaceuticals Portfolio	19,133

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and the Shareholders of Biotechnology Portfolio, Health Care Portfolio, Health Care Services Portfolio, Medical Technology and Devices Portfolio and Pharmaceuticals Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Biotechnology Portfolio, Health Care Portfolio, Health Care Services Portfolio, Medical Technology and Devices Portfolio, and Pharmaceuticals Portfolio (five of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the “Funds”) as of February 28, 2022, the related statements of operations for the year ended February 28, 2022, the statements of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2022 and each of the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodians, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 12, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 317 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2021 to February 28, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During Period-B September 1, 2021 to February 28, 2022
Biotechnology Portfolio	.69%
Actual		$1,000.00	$710.40	$2.93
Hypothetical-C		$1,000.00	$1,021.37	$3.46
Health Care Portfolio	.67%
Actual		$1,000.00	$868.00	$3.10
Hypothetical-C		$1,000.00	$1,021.47	$3.36
Health Care Services Portfolio	.70%
Actual		$1,000.00	$1,043.00	$3.55
Hypothetical-C		$1,000.00	$1,021.32	$3.51
Medical Technology and Devices Portfolio	.68%
Actual		$1,000.00	$840.60	$3.10
Hypothetical-C		$1,000.00	$1,021.42	$3.41
Pharmaceuticals Portfolio	.75%
Actual		$1,000.00	$934.90	$3.60
Hypothetical-C		$1,000.00	$1,021.08	$3.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Biotechnology Portfolio	04/11/2022	04/08/2022	$0.000	$0.000
Health Care Portfolio	04/11/2022	04/08/2022	$0.000	$0.589
Health Care Services Portfolio	04/11/2022	04/08/2022	$0.000	$6.103
Medical Technology and Devices Portfolio	04/11/2022	04/08/2022	$0.000	$1.109
Pharmaceuticals Portfolio	04/11/2022	04/08/2022	$0.056	$0.200

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2022, or, if subsequently determined to be different, the net capital gain of such year.

Biotechnology Portfolio	$381,890,228
Health Care Portfolio	$822,565,235
Health Care Services Portfolio	$110,141,113
Medical Technology and Devices Portfolio	$566,686,000
Pharmaceuticals Portfolio	$65,481,079

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

Biotechnology Portfolio
April 2021	27%
December 2021	–%
Health Care Portfolio
April 2021	7%
December 2021	–%
Health Care Services Portfolio
April 2021	100%
December 2021	100%
Medical Technology and Devices Portfolio
April 2021	16%
December 2021	–%
Pharmaceuticals Portfolio
April 2021	4%
December 2021	72%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Biotechnology Portfolio
April 2021	26%
December 2021	–%
Health Care Portfolio
April 2021	28%
December 2021	–%
Health Care Services Portfolio
April 2021	100%
December 2021	100%
Medical Technology and Devices Portfolio
April 2021	19%
December 2021	–%
Pharmaceuticals Portfolio
April 2021	16%
December 2021	100%

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

April, 2021
Biotechnology Portfolio	100%
Health Care Portfolio	100%
Health Care Services Portfolio	–%
Medical Technology and Devices Portfolio	100%
Pharmaceuticals Portfolio	100%

The funds will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SELHC-ANN-0422
1.813640.117

Fidelity® Select Portfolios®
Industrials Sector

Defense and Aerospace Portfolio

Industrials Portfolio

Transportation Portfolio

Annual Report

February 28, 2022

Contents

Note to Shareholders
Defense and Aerospace Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Industrials Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Transportation Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Defense and Aerospace Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Defense and Aerospace Portfolio	14.06%	10.20%	12.80%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Defense and Aerospace Portfolio on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$33,351	Defense and Aerospace Portfolio
$39,037	S&P 500® Index

Defense and Aerospace Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Co-Managers Clayton Pfannenstiel and Chad Colman:  For the fiscal year ending February 28, 2022, the fund gained 14.06%, underperforming the 19.09% advance of the MSCI U.S. IMI Aerospace & Defense 25/50 Linked Index, as well as the broad-based S&P 500® index. Versus the industry index, security selection in the fund’s core aerospace & defense category was the primary detractor. Out-of-index exposure to industrial machinery and systems software hampered the fund's relative result to a much lesser extent. The fund's biggest individual relative detractor was an underweighting in Raytheon Technologies, which gained 46% the past year. The company was among the fund's largest holdings on February 28. Also hampering performance was our outsized stake in Kratos Defense & Security Solutions, which generated a roughly -23% result, though we reduced our exposure to the stock the past 12 months. Further weighing on the portfolio’s relative result was an outsized position in Boeing (-3%), which was our largest holding at the end of the period. In contrast, non-index choices in the trading companies & distributors group contributed the most to performance versus the industry index. An underweighting among aerospace & defense stocks, as well as out-of-index exposure to research & consulting services, also lifted the fund's relative result. The portfolio's biggest individual relative contributor was a smaller-than-index stake in Virgin Galactic, which returned -74% the past year and was no longer held at period end. Also bolstering performance was an overweight position in Northrop Grumman, which gained 53% and was among the fund's largest holdings. Another key relative contributor this period was our underweighting in Axon Enterprise (-15%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On December 27, 2021, Clayton Pfannenstiel and Chad Colman assumed co-management responsibilities for the fund, joining Co-Manager Jonathan Siegmann. On January 1, 2022, Jonathan Siegmann came off of the fund.

Defense and Aerospace Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
The Boeing Co.	17.0
Lockheed Martin Corp.	14.2
Raytheon Technologies Corp.	13.7
Northrop Grumman Corp.	5.0
TransDigm Group, Inc.	4.7
Howmet Aerospace, Inc.	4.6
HEICO Corp. Class A	4.0
L3Harris Technologies, Inc.	3.8
General Dynamics Corp.	2.7
Airbus Group NV	2.7
72.4

Top Industries (% of fund's net assets)

As of February 28, 2022
Aerospace & Defense	92.9%
Professional Services	3.0%
Electronic Equipment & Components	2.4%
Diversified Financial Services	0.4%
All Others*	1.3%

* Includes short-term investments and net other assets (liabilities).

Defense and Aerospace Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Aerospace & Defense - 92.9%
Aerospace & Defense - 92.9%
AerSale Corp. (a)	409,000	$6,404,940
Airbus Group NV	325,000	41,495,715
Axon Enterprise, Inc. (a)	60,800	8,527,200
BWX Technologies, Inc.	466,900	24,941,798
Curtiss-Wright Corp.	102,000	15,047,040
Elbit Systems Ltd. (b)	83,600	17,226,616
General Dynamics Corp.	178,500	41,849,325
HEICO Corp. Class A	505,000	62,074,600
Howmet Aerospace, Inc.	1,987,800	71,401,776
Huntington Ingalls Industries, Inc.	159,300	32,560,920
Kratos Defense & Security Solutions, Inc. (a)	924,700	19,344,724
L3Harris Technologies, Inc.	228,800	57,728,528
Lockheed Martin Corp.	502,800	218,114,640
Maxar Technologies, Inc. (b)	674,000	21,864,560
Mercury Systems, Inc. (a)	402,000	24,208,440
Mynaric AG ADR	51,639	550,988
Northrop Grumman Corp.	173,900	76,888,146
Raytheon Technologies Corp.	2,049,400	210,473,380
Spirit AeroSystems Holdings, Inc. Class A	662,600	33,130,000
Textron, Inc.	550,400	40,250,752
The Boeing Co. (a)	1,272,600	261,315,684
TransDigm Group, Inc. (a)	108,800	72,524,992
Triumph Group, Inc. (a)	1,397,500	34,993,400
Vectrus, Inc. (a)	84,244	3,861,745
Woodward, Inc.	250,100	31,169,963
		1,427,949,872
Diversified Financial Services - 0.4%
Other Diversified Financial Services - 0.4%
Tailwind Two Acquisition Corp. Class A (a)	600,000	5,952,000
Electronic Equipment & Components - 2.4%
Electronic Equipment & Instruments - 2.4%
Teledyne Technologies, Inc. (a)	84,200	36,153,796
Professional Services - 3.0%
Research & Consulting Services - 3.0%
Booz Allen Hamilton Holding Corp. Class A	272,200	21,963,818
CACI International, Inc. Class A (a)	83,900	23,474,381
		45,438,199
TOTAL COMMON STOCKS
(Cost $1,023,179,469)		1,515,493,867

Money Market Funds - 1.9%
Fidelity Cash Central Fund 0.07% (c)	10,250,161	10,252,211
Fidelity Securities Lending Cash Central Fund 0.07% (c)(d)	19,273,431	19,275,358
TOTAL MONEY MARKET FUNDS
(Cost $29,527,569)		29,527,569
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $1,052,707,038)		1,545,021,436
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(8,490,307)
NET ASSETS - 100%		$1,536,531,129

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$6,176,790	$185,958,567	$181,883,146	$1,682	$--	$--	$10,252,211	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	12,101,306	247,118,724	239,944,672	233,064	--	--	19,275,358	0.1%
Total	$18,278,096	$433,077,291	$421,827,818	$234,746	$--	$--	$29,527,569

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,515,493,867	$1,473,998,152	$41,495,715	$--
Money Market Funds	29,527,569	29,527,569	--	--
Total Investments in Securities:	$1,545,021,436	$1,503,525,721	$41,495,715	$--

See accompanying notes which are an integral part of the financial statements.

Defense and Aerospace Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $21,420,356) — See accompanying schedule: Unaffiliated issuers (cost $1,023,179,469)	$1,515,493,867
Fidelity Central Funds (cost $29,527,569)	29,527,569
Total Investment in Securities (cost $1,052,707,038)		$1,545,021,436
Receivable for investments sold		1,716,675
Receivable for fund shares sold		7,469,506
Dividends receivable		3,079,456
Distributions receivable from Fidelity Central Funds		2,019
Prepaid expenses		12,612
Other receivables		140,349
Total assets		1,557,442,053
Liabilities
Payable for fund shares redeemed	$595,708
Accrued management fee	623,788
Other affiliated payables	251,434
Other payables and accrued expenses	164,494
Collateral on securities loaned	19,275,500
Total liabilities		20,910,924
Net Assets		$1,536,531,129
Net Assets consist of:
Paid in capital		$922,238,910
Total accumulated earnings (loss)		614,292,219
Net Assets		$1,536,531,129
Net Asset Value, offering price and redemption price per share ($1,536,531,129 ÷ 89,975,151 shares)		$17.08

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$12,644,773
Income from Fidelity Central Funds (including $233,064 from security lending)		234,746
Total income		12,879,519
Expenses
Management fee	$8,510,715
Transfer agent fees	2,859,470
Accounting fees	503,025
Custodian fees and expenses	14,054
Independent trustees' fees and expenses	6,034
Registration fees	36,358
Audit	39,637
Legal	1,200
Interest	291
Miscellaneous	12,346
Total expenses before reductions	11,983,130
Expense reductions	(36,500)
Total expenses after reductions		11,946,630
Net investment income (loss)		932,889
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	353,138,300
Foreign currency transactions	(12,362)
Total net realized gain (loss)		353,125,938
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(141,501,721)
Assets and liabilities in foreign currencies	(2,541)
Total change in net unrealized appreciation (depreciation)		(141,504,262)
Net gain (loss)		211,621,676
Net increase (decrease) in net assets resulting from operations		$212,554,565

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$932,889	$(5,434,899)
Net realized gain (loss)	353,125,938	(89,410,294)
Change in net unrealized appreciation (depreciation)	(141,504,262)	(50,492,112)
Net increase (decrease) in net assets resulting from operations	212,554,565	(145,337,305)
Distributions to shareholders	(114,456,735)	(52,505,082)
Share transactions
Proceeds from sales of shares	116,915,674	299,665,979
Reinvestment of distributions	107,992,135	49,624,011
Cost of shares redeemed	(424,668,107)	(1,242,213,028)
Net increase (decrease) in net assets resulting from share transactions	(199,760,298)	(892,923,038)
Total increase (decrease) in net assets	(101,662,468)	(1,090,765,425)
Net Assets
Beginning of period	1,638,193,597	2,728,959,022
End of period	$1,536,531,129	$1,638,193,597
Other Information
Shares
Sold	6,800,815	21,539,155
Issued in reinvestment of distributions	7,086,098	3,901,259
Redeemed	(24,520,122)	(89,147,504)
Net increase (decrease)	(10,633,209)	(63,707,090)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Defense and Aerospace Portfolio

Years ended February 28,	2022	2021	2020 A	2019 B	2018 B
Selected Per–Share Data
Net asset value, beginning of period	$16.28	$16.61	$17.27	$18.45	$13.83
Income from Investment Operations
Net investment income (loss)C,D	.01	(.04)	.27E	.11	.09F
Net realized and unrealized gain (loss)	2.12	.06G	(.45)	.33	5.14
Total from investment operations	2.13	.02	(.18)	.44	5.23
Distributions from net investment income	–	(.05)	(.22)	(.10)	(.07)
Distributions from net realized gain	(1.33)	(.30)	(.26)	(1.52)	(.54)
Total distributions	(1.33)	(.35)	(.48)	(1.62)	(.61)
Net asset value, end of period	$17.08	$16.28	$16.61	$17.27	$18.45
Total ReturnH	14.06%	.69%	(1.32)%	3.57%	38.46%
Ratios to Average Net AssetsD,I,J
Expenses before reductions	.74%	.77%	.75%	.75%	.76%
Expenses net of fee waivers, if any	.74%	.77%	.74%	.75%	.76%
Expenses net of all reductions	.74%	.76%	.74%	.75%	.76%
Net investment income (loss)	.06%	(.29)%	1.49%E	.66%	.58%F
Supplemental Data
Net assets, end of period (000 omitted)	$1,536,531	$1,638,194	$2,728,959	$2,795,259	$3,073,789
Portfolio turnover rateK	52%	30%	40%	44%	32%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.18 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .48%.

 F Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .14%.

 G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Industrials Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Industrials Portfolio	9.33%	8.47%	10.73%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Industrials Portfolio on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$27,718	Industrials Portfolio
$39,037	S&P 500® Index

Industrials Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Janet Glazer:  For the fiscal year ending February 28, 2022, the fund gained 9.33%, outperforming the 8.84% advance of the MSCI U.S. IMI Industrials 25/50 Linked Index, but underperforming the broad-based S&P 500® index. Versus the sector index, security selection was the primary contributor, especially in the industrial conglomerates category. Security selection in electrical components & equipment and an underweighting in aerospace & defense also bolstered the fund's relative result. The fund's largest individual relative contributor was our overweighting in Herc Holdings, which gained roughly 67%. This is a position we established in this period. Also bolstering performance was our outsized stake in Roper Technologies, which gained 19%. The company was the fund's largest holding. Another notable relative contributor was an overweighting in Triumph Group (+62%), which was one of our biggest holdings at period end. Conversely, the primary detractor from performance versus the sector index was stock selection in aerospace & defense. Security selection and an underweighting in research & consulting services and an underweighting in air freight & logistics also hampered relative performance. The fund's largest individual relative detractor was an underweighting in United Parcel Service, which gained about 36% the past year. United Parcel Service was not held at period end. Also hampering performance was our outsized stake in Zurn Water Solutions, which returned -45%. This was a position we established the past 12 months. Avoiding Lockheed Martin, an index component that gained 35%, also hurt relative performance. Notable changes in positioning include a higher allocation to the aerospace & defense and railroads subindustries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Industrials Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
Roper Technologies, Inc.	11.2
Crane Co.	6.2
Willscot Mobile Mini Holdings	5.7
AMETEK, Inc.	5.5
Ingersoll Rand, Inc.	5.4
Howmet Aerospace, Inc.	5.3
Fortive Corp.	5.0
The Boeing Co.	4.6
Triumph Group, Inc.	4.5
TransDigm Group, Inc.	4.4
57.8

Top Industries (% of fund's net assets)

As of February 28, 2022
Aerospace & Defense	29.6%
Machinery	18.0%
Industrial Conglomerates	14.5%
Electrical Equipment	11.2%
Road & Rail	9.8%
All Others*	16.9%

* Includes short-term investments and net other assets (liabilities).

Industrials Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Aerospace & Defense - 29.6%
Aerospace & Defense - 29.6%
Airbus Group NV	48,800	$6,230,741
General Dynamics Corp.	10,900	2,555,505
HEICO Corp. (a)	5,300	781,803
HEICO Corp. Class A	63,700	7,830,004
Hexcel Corp.	19,100	1,105,890
Howmet Aerospace, Inc.	532,200	19,116,624
Raytheon Technologies Corp.	138,100	14,182,870
Spirit AeroSystems Holdings, Inc. Class A	133,000	6,650,000
The Boeing Co. (b)	80,060	16,439,520
TransDigm Group, Inc. (b)	23,537	15,689,529
Triumph Group, Inc. (b)	644,422	16,136,327
		106,718,813
Building Products - 1.4%
Building Products - 1.4%
Builders FirstSource, Inc. (b)	14,670	1,091,741
Johnson Controls International PLC	54,300	3,527,328
Zurn Water Solutions Corp.	14,900	484,548
		5,103,617
Commercial Services & Supplies - 1.9%
Diversified Support Services - 1.9%
Copart, Inc. (b)	55,400	6,807,552
Environmental & Facility Services - 0.0%
Tetra Tech, Inc.	500	79,385

TOTAL COMMERCIAL SERVICES & SUPPLIES		6,886,937

Construction & Engineering - 6.1%
Construction & Engineering - 6.1%
AECOM	20,100	1,460,466
Willscot Mobile Mini Holdings (b)	575,800	20,458,174
		21,918,640
Electrical Equipment - 11.2%
Electrical Components & Equipment - 11.2%
Acuity Brands, Inc.	48,916	8,920,811
AMETEK, Inc.	154,220	20,016,214
nVent Electric PLC	272,152	9,234,117
Regal Rexnord Corp.	12,977	2,080,862
		40,252,004
Industrial Conglomerates - 14.5%
Industrial Conglomerates - 14.5%
Honeywell International, Inc.	61,998	11,764,121
Roper Technologies, Inc.	90,004	40,341,593
		52,105,714
Machinery - 18.0%
Construction Machinery & Heavy Trucks - 0.8%
PACCAR, Inc.	33,400	3,066,454
Industrial Machinery - 17.2%
Crane Co. (a)	219,100	22,146,628
Flowserve Corp.	11,700	355,329
Fortive Corp.	274,500	17,773,875
IDEX Corp.	6,200	1,189,780
Ingersoll Rand, Inc.	386,600	19,531,032
ITT, Inc.	9,545	838,719
		61,835,363

TOTAL MACHINERY		64,901,817

Professional Services - 3.5%
Human Resource & Employment Services - 1.0%
TriNet Group, Inc. (b)	42,930	3,748,218
Research & Consulting Services - 2.5%
Clarivate Analytics PLC (b)	13,600	203,728
CoStar Group, Inc. (b)	42,100	2,568,521
FTI Consulting, Inc. (a)(b)	41,400	6,044,400
		8,816,649

TOTAL PROFESSIONAL SERVICES		12,564,867

Road & Rail - 9.8%
Railroads - 6.5%
CSX Corp.	212,400	7,202,484
Norfolk Southern Corp.	45,009	11,545,709
Union Pacific Corp.	19,021	4,678,215
		23,426,408
Trucking - 3.3%
J.B. Hunt Transport Services, Inc.	57,252	11,618,148
Old Dominion Freight Lines, Inc.	323	101,432
		11,719,580

TOTAL ROAD & RAIL		35,145,988

Trading Companies & Distributors - 3.4%
Trading Companies & Distributors - 3.4%
Herc Holdings, Inc. (a)	59,504	9,468,276
United Rentals, Inc. (b)	8,300	2,669,446
		12,137,722
TOTAL COMMON STOCKS
(Cost $305,375,970)		357,736,119

Money Market Funds - 1.0%
Fidelity Cash Central Fund 0.07% (c)	1,944,970	1,945,359
Fidelity Securities Lending Cash Central Fund 0.07% (c)(d)	1,593,616	1,593,775
TOTAL MONEY MARKET FUNDS
(Cost $3,539,134)		3,539,134
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $308,915,104)		361,275,253
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(1,510,268)
NET ASSETS - 100%		$359,764,985

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$915	$219,400,307	$217,455,863	$1,325	$--	$--	$1,945,359	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	4,412,646	122,581,244	125,400,115	3,402	--	--	1,593,775	0.0%
Total	$4,413,561	$341,981,551	$342,855,978	$4,727	$--	$--	$3,539,134

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$357,736,119	$351,505,378	$6,230,741	$--
Money Market Funds	3,539,134	3,539,134	--	--
Total Investments in Securities:	$361,275,253	$355,044,512	$6,230,741	$--

See accompanying notes which are an integral part of the financial statements.

Industrials Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $1,580,485) — See accompanying schedule: Unaffiliated issuers (cost $305,375,970)	$357,736,119
Fidelity Central Funds (cost $3,539,134)	3,539,134
Total Investment in Securities (cost $308,915,104)		$361,275,253
Receivable for investments sold		1,322,290
Receivable for fund shares sold		139,197
Dividends receivable		332,751
Distributions receivable from Fidelity Central Funds		287
Prepaid expenses		4,323
Other receivables		126,382
Total assets		363,200,483
Liabilities
Payable for investments purchased	$1,068,776
Payable for fund shares redeemed	400,025
Accrued management fee	158,855
Other affiliated payables	62,338
Other payables and accrued expenses	151,729
Collateral on securities loaned	1,593,775
Total liabilities		3,435,498
Net Assets		$359,764,985
Net Assets consist of:
Paid in capital		$296,130,769
Total accumulated earnings (loss)		63,634,216
Net Assets		$359,764,985
Net Asset Value, offering price and redemption price per share ($359,764,985 ÷ 11,455,383 shares)		$31.41

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$2,872,457
Income from Fidelity Central Funds (including $3,402 from security lending)		4,727
Total income		2,877,184
Expenses
Management fee	$2,350,572
Transfer agent fees	707,800
Accounting fees	172,227
Custodian fees and expenses	17,402
Independent trustees' fees and expenses	1,739
Registration fees	33,525
Audit	39,025
Legal	3,497
Interest	1,300
Miscellaneous	3,283
Total expenses before reductions	3,330,370
Expense reductions	(9,749)
Total expenses after reductions		3,320,621
Net investment income (loss)		(443,437)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	100,683,250
Foreign currency transactions	(6,866)
Total net realized gain (loss)		100,676,384
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(46,229,645)
Assets and liabilities in foreign currencies	(5)
Total change in net unrealized appreciation (depreciation)		(46,229,650)
Net gain (loss)		54,446,734
Net increase (decrease) in net assets resulting from operations		$54,003,297

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(443,437)	$(234,474)
Net realized gain (loss)	100,676,384	58,530,818
Change in net unrealized appreciation (depreciation)	(46,229,650)	32,495,500
Net increase (decrease) in net assets resulting from operations	54,003,297	90,791,844
Distributions to shareholders	(115,424,416)	(17,106,826)
Share transactions
Proceeds from sales of shares	116,900,003	130,225,348
Reinvestment of distributions	108,515,761	16,136,117
Cost of shares redeemed	(368,438,524)	(184,860,626)
Net increase (decrease) in net assets resulting from share transactions	(143,022,760)	(38,499,161)
Total increase (decrease) in net assets	(204,443,879)	35,185,857
Net Assets
Beginning of period	564,208,864	529,023,007
End of period	$359,764,985	$564,208,864
Other Information
Shares
Sold	3,139,766	3,871,976
Issued in reinvestment of distributions	3,143,897	620,923
Redeemed	(10,008,148)	(5,894,475)
Net increase (decrease)	(3,724,485)	(1,401,576)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Industrials Portfolio

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$37.17	$31.90	$33.84	$36.96	$33.72
Income from Investment Operations
Net investment income (loss)B,C	(.04)	(.02)	.28D	.32	.21
Net realized and unrealized gain (loss)	3.70	6.38	(.76)	(.70)	4.95
Total from investment operations	3.66	6.36	(.48)	(.38)	5.16
Distributions from net investment income	–	(.07)E	(.24)	(.25)	(.22)
Distributions from net realized gain	(9.42)	(1.02)E	(1.23)	(2.49)	(1.71)
Total distributions	(9.42)	(1.09)	(1.46)F	(2.74)	(1.92)F
Net asset value, end of period	$31.41	$37.17	$31.90	$33.84	$36.96
Total ReturnG	9.33%	21.41%	(1.82)%	(.45)%	15.73%
Ratios to Average Net AssetsC,H,I
Expenses before reductions	.74%	.76%	.76%	.76%	.77%
Expenses net of fee waivers, if any	.74%	.76%	.76%	.76%	.77%
Expenses net of all reductions	.74%	.74%	.75%	.75%	.77%
Net investment income (loss)	(.10)%	(.05)%	.81%D	.92%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$359,765	$564,209	$529,023	$632,470	$1,076,950
Portfolio turnover rateJ	151%	272%	143%K	88%K	64%L

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .64%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Total distributions per share do not sum due to rounding.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

 L The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Transportation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Transportation Portfolio	20.35%	11.75%	14.27%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Transportation Portfolio on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$37,971	Transportation Portfolio
$39,037	S&P 500® Index

Transportation Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Matthew Moulis:  For the fiscal year ending February 28, 2022, the fund gained 20.35%, outperforming the 12.81% advance of the MSCI U.S. IMI Transportation 25/50 Linked Index, as well as the broad-based S&P 500® index. Versus the industry index, market selection was the primary contributor, especially a sizable underweighting in the airlines category. The portfolio’s positioning among marine and air freight & logistics stocks also bolstered relative performance. The fund's largest individual relative contributor was an underweighting in Southwest Airlines, which returned about -25% the past 12 months, though it was no longer held at period end. A non-index stake in TFI International, one of our largest holdings this period, increased roughly 49% and further aided performance. Another notable relative contributor was an overweighting in Eagle Bulk Shipping (+68%), also one of our biggest holdings. Conversely, the largest detractors from performance versus the industry index were subpar investment choices and underweighted exposure to trucking and railroads stocks. Out-of-index exposure to the oil & gas storage & transportation group also hurt this period. Not owning Avis Budget Group, an index component that gained 230%, was the largest individual relative detractor. Further hampering performance was our smaller-than-index stake in Old Dominion Freight Lines, which rose about 47% and was not held at period end. Lastly, SkyWest Airlines returned -50% the past year and hindered relative performance as well. We reduced our stake in the company during the period. Notable changes in positioning include increased exposure to airlines and a lower allocation to trucking companies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Transportation Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
United Parcel Service, Inc. Class B	15.9
Union Pacific Corp.	14.3
Air Transport Services Group, Inc.	9.3
CSX Corp.	7.9
Eagle Bulk Shipping, Inc.	4.7
Alaska Air Group, Inc.	4.2
Uber Technologies, Inc.	3.8
FedEx Corp.	3.6
Norfolk Southern Corp.	3.1
J.B. Hunt Transport Services, Inc.	2.9
69.7

Top Industries (% of fund's net assets)

As of February 28, 2022
Road & Rail	39.3%
Air Freight & Logistics	36.2%
Airlines	11.3%
Marine	9.4%
Oil, Gas & Consumable Fuels	1.2%
All Others*	2.6%

* Includes short-term investments and net other assets (liabilities).

Transportation Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
Air Freight & Logistics - 36.2%
Air Freight & Logistics - 36.2%
Air Transport Services Group, Inc. (a)	1,996,662	$62,914,820
Atlas Air Worldwide Holdings, Inc. (a)	84,800	6,644,928
C.H. Robinson Worldwide, Inc. (b)	192,296	18,591,177
Expeditors International of Washington, Inc.	133,538	13,802,488
FedEx Corp.	111,341	24,747,764
Forward Air Corp.	36,900	3,807,342
GXO Logistics, Inc. (a)	29,522	2,477,781
Hub Group, Inc. Class A (a)	53,049	4,477,336
United Parcel Service, Inc. Class B	513,591	108,069,816
		245,533,452
Airlines - 11.3%
Airlines - 11.3%
Alaska Air Group, Inc. (a)	512,500	28,771,750
Allegiant Travel Co. (a)	16,500	2,872,485
Canada Jetlines Ltd.	1,250	288
Copa Holdings SA Class A (a)(b)	165,200	14,015,568
Delta Air Lines, Inc. (a)	365,661	14,597,187
Frontier Group Holdings, Inc. (a)(b)	375,800	4,840,304
SkyWest, Inc. (a)	52,000	1,461,720
Sun Country Airlines Holdings, Inc. (a)(b)	264,100	7,143,905
United Airlines Holdings, Inc. (a)	71,779	3,186,988
		76,890,195
Electrical Equipment - 0.9%
Electrical Components & Equipment - 0.9%
Sensata Technologies, Inc. PLC (a)(b)	109,600	6,346,936
Internet & Direct Marketing Retail - 1.1%
Internet & Direct Marketing Retail - 1.1%
Points.com, Inc. (a)	427,263	7,716,370
Marine - 9.4%
Marine - 9.4%
Eagle Bulk Shipping, Inc. (b)	602,430	31,766,134
Genco Shipping & Trading Ltd.	438,036	8,445,334
Kirby Corp. (a)	238,700	15,551,305
Matson, Inc. (b)	33,495	3,710,241
Star Bulk Carriers Corp. (b)	97,500	2,932,800
ZIM Integrated Shipping Services Ltd. (b)	14,800	1,032,892
		63,438,706
Oil, Gas & Consumable Fuels - 1.2%
Coal & Consumable Fuels - 0.4%
Peabody Energy Corp. (a)	168,000	2,913,120
Oil & Gas Exploration & Production - 0.4%
Canadian Natural Resources Ltd.	51,800	2,891,994
Oil & Gas Storage & Transport - 0.4%
International Seaways, Inc. (b)	139,500	2,551,455

TOTAL OIL, GAS & CONSUMABLE FUELS		8,356,569

Professional Services - 0.2%
Human Resource & Employment Services - 0.2%
Cool Co. Ltd. (a)	162,100	1,477,468
Road & Rail - 39.3%
Railroads - 25.9%
Canadian National Railway Co.	31,100	3,858,118
CSX Corp.	1,576,701	53,465,931
Norfolk Southern Corp.	82,036	21,043,875
Union Pacific Corp.	395,237	97,208,540
		175,576,464
Trucking - 13.4%
AMERCO	10,969	6,335,804
ArcBest Corp. (b)	28,300	2,622,844
J.B. Hunt Transport Services, Inc.	95,911	19,463,219
Knight-Swift Transportation Holdings, Inc. Class A	111,200	6,058,176
Lyft, Inc. (a)	60,900	2,371,446
Ryder System, Inc. (b)	113,907	8,980,428
Saia, Inc. (a)	6,324	1,816,443
TFI International, Inc.	53,200	5,548,228
TFI International, Inc. (Canada)	46,700	4,867,853
Uber Technologies, Inc. (a)	709,504	25,563,429
Universal Logistics Holdings, Inc.	45,600	872,328
Werner Enterprises, Inc.	23,783	1,033,609
XPO Logistics, Inc. (a)(b)	77,922	5,663,371
		91,197,178

TOTAL ROAD & RAIL		266,773,642

TOTAL COMMON STOCKS
(Cost $458,312,637)		676,533,338

Money Market Funds - 12.0%
Fidelity Cash Central Fund 0.07% (c)	10,407,090	10,409,172
Fidelity Securities Lending Cash Central Fund 0.07% (c)(d)	71,028,250	71,035,353
TOTAL MONEY MARKET FUNDS
(Cost $81,444,525)		81,444,525
TOTAL INVESTMENT IN SECURITIES - 111.6%
(Cost $539,757,162)		757,977,863
NET OTHER ASSETS (LIABILITIES) - (11.6)%		(78,675,154)
NET ASSETS - 100%		$679,302,709

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$7,057,985	$172,209,929	$168,858,742	$4,366	$--	$--	$10,409,172	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	1,190,125	269,080,192	199,234,964	42,665	--	--	71,035,353	0.2%
Total	$8,248,110	$441,290,121	$368,093,706	$47,031	$--	$--	$81,444,525

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$676,533,338	$675,055,582	$1,477,756	$--
Money Market Funds	81,444,525	81,444,525	--	--
Total Investments in Securities:	$757,977,863	$756,500,107	$1,477,756	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.3%
Marshall Islands	6.7%
Canada	3.6%
Panama	2.1%
Others (Individually Less Than 1%)	1.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $67,439,166) — See accompanying schedule: Unaffiliated issuers (cost $458,312,637)	$676,533,338
Fidelity Central Funds (cost $81,444,525)	81,444,525
Total Investment in Securities (cost $539,757,162)		$757,977,863
Receivable for investments sold		16,156,142
Receivable for fund shares sold		342,716
Dividends receivable		1,380,416
Distributions receivable from Fidelity Central Funds		4,263
Prepaid expenses		2,192
Other receivables		10,485
Total assets		775,874,077
Liabilities
Payable for investments purchased	$24,080,179
Payable for fund shares redeemed	997,512
Accrued management fee	296,721
Other affiliated payables	122,429
Other payables and accrued expenses	39,174
Collateral on securities loaned	71,035,353
Total liabilities		96,571,368
Net Assets		$679,302,709
Net Assets consist of:
Paid in capital		$445,457,920
Total accumulated earnings (loss)		233,844,789
Net Assets		$679,302,709
Net Asset Value, offering price and redemption price per share ($679,302,709 ÷ 6,419,213 shares)		$105.82

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$6,562,909
Income from Fidelity Central Funds (including $42,665 from security lending)		47,031
Total income		6,609,940
Expenses
Management fee	$2,547,596
Transfer agent fees	871,440
Accounting fees	182,644
Custodian fees and expenses	13,612
Independent trustees' fees and expenses	1,773
Registration fees	36,146
Audit	52,433
Legal	10,133
Interest	244
Miscellaneous	2,343
Total expenses before reductions	3,718,364
Expense reductions	(11,756)
Total expenses after reductions		3,706,608
Net investment income (loss)		2,903,332
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	53,867,339
Foreign currency transactions	6,294
Total net realized gain (loss)		53,873,633
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	9,800,691
Assets and liabilities in foreign currencies	(207)
Total change in net unrealized appreciation (depreciation)		9,800,484
Net gain (loss)		63,674,117
Net increase (decrease) in net assets resulting from operations		$66,577,449

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,903,332	$3,883,427
Net realized gain (loss)	53,873,633	10,993,185
Change in net unrealized appreciation (depreciation)	9,800,484	72,710,640
Net increase (decrease) in net assets resulting from operations	66,577,449	87,587,252
Distributions to shareholders	(47,428,580)	(27,097,439)
Share transactions
Proceeds from sales of shares	148,678,513	67,825,627
Net asset value of shares issued in exchange for the net assets of the Target Fund(s) (see Merger information note)	322,796,887	–
Reinvestment of distributions	44,843,850	25,610,516
Cost of shares redeemed	(191,945,005)	(128,587,302)
Net increase (decrease) in net assets resulting from share transactions	324,374,245	(35,151,159)
Total increase (decrease) in net assets	343,523,114	25,338,654
Net Assets
Beginning of period	335,779,595	310,440,941
End of period	$679,302,709	$335,779,595
Other Information
Shares
Sold	1,386,810	836,595
Issued in exchange for the shares of the Target Fund(s) (see Merger Information note)	3,028,967	–
Issued in reinvestment of distributions	421,380	390,206
Redeemed	(1,810,854)	(1,614,325)
Net increase (decrease)	3,026,303	(387,524)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Transportation Portfolio

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$98.97	$82.12	$95.41	$99.07	$92.98
Income from Investment Operations
Net investment income (loss)B,C	.64	1.06D	.93	.85	.78
Net realized and unrealized gain (loss)	19.26	23.43	(10.43)	5.05	10.83
Total from investment operations	19.90	24.49	(9.50)	5.90	11.61
Distributions from net investment income	(1.03)	(.76)	(1.10)	(.78)	(.67)
Distributions from net realized gain	(12.03)	(6.88)	(2.70)	(8.78)	(4.85)
Total distributions	(13.05)E	(7.64)	(3.79)E	(9.56)	(5.52)
Redemption fees added to paid in capitalB	–	–	–	–	–F
Net asset value, end of period	$105.82	$98.97	$82.12	$95.41	$99.07
Total ReturnG	20.35%	34.62%	(10.49)%	6.85%	12.48%
Ratios to Average Net AssetsC,H,I
Expenses before reductions	.77%	.80%	.79%	.79%	.80%
Expenses net of fee waivers, if any	.77%	.80%	.79%	.79%	.80%
Expenses net of all reductions	.77%	.80%	.79%	.78%	.80%
Net investment income (loss)	.60%	1.29%D	1.00%	.87%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$679,303	$335,780	$310,441	$451,192	$512,155
Portfolio turnover rateJ	66%K	52%	78%	58%	47%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.34 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .88%.

 E Total distributions per share do not sum due to rounding.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2022

1. Organization.

Defense and Aerospace Portfolio, Industrials Portfolio and Transportation Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2022, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Defense and Aerospace Portfolio	$126,439
Industrials Portfolio	117,570

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2022, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain deemed dividend, partnerships, deferred Trustees compensation, net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Defense and Aerospace Portfolio	$1,055,516,332	$ 504,589,776	$(15,084,672)	$ 489,505,104
Industrials Portfolio	310,244,289	59,317,823	(8,286,859)	51,030,964
Transportation Portfolio	541,540,018	230,422,725	(13,984,880)	216,437,845

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Defense and Aerospace Portfolio	$–	$124,904,597	$489,505,104
Industrials Portfolio	1,298,441	11,414,835	51,030,923
Transportation Portfolio	37,132	18,095,446	216,437,893

The Funds intends to elect to defer to its next fiscal year capital losses recognized during the period November 1, 2021 to February 28, 2022 (FYE).

Transportation Portfolio	$(725,683)

The tax character of distributions paid was as follows:

February 28, 2022
	Ordinary Income	Long-term Capital Gains	Total
Defense and Aerospace Portfolio	$–	$114,456,735	$114,456,735
Industrials Portfolio	26,589,200	88,835,216	115,424,416
Transportation Portfolio	8,956,782	38,471,798	47,428,580

February 28, 2021
	Ordinary Income	Long-term Capital Gains	Total
Defense and Aerospace Portfolio	$7,565,576	$44,939,506	$52,505,082
Industrials Portfolio	1,388,402	15,718,424	17,106,826
Transportation Portfolio	2,696,447	24,400,992	27,097,439

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, securities acquired in the merger and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Defense and Aerospace Portfolio	838,576,968	1,150,896,879
Industrials Portfolio	670,645,909	933,102,684
Transportation Portfolio	299,767,599	329,200,652

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Defense and Aerospace Portfolio	.30%	.22%	.52%
Industrials Portfolio	.30%	.22%	.52%
Transportation Portfolio	.30%	.22%	.53%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Defense and Aerospace Portfolio	.18%
Industrials Portfolio	.16%
Transportation Portfolio	.18%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Defense and Aerospace Portfolio	.03
Industrials Portfolio	.04
Transportation Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Defense and Aerospace Portfolio	$22,647
Industrials Portfolio	12,692
Transportation Portfolio	7,761

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Defense and Aerospace Portfolio	Borrower	$8,203,000.32%		$291
Industrials Portfolio	Borrower	$10,009,467.31%		$1,300
Transportation Portfolio	Borrower	$5,437,800.32%		$244

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Defense and Aerospace Portfolio	25,963,816	86,964,201	31,308,751
Industrials Portfolio	27,234,717	49,184,719	5,525,379
Transportation Portfolio	17,969,182	8,078,237	728,903

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Defense and Aerospace Portfolio	$2,873
Industrials Portfolio	838
Transportation Portfolio	814

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Defense and Aerospace Portfolio	$24,286	$36,268	$–
Industrials Portfolio	$333	$1	$–
Transportation Portfolio	$4,433	$20	$–

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Defense and Aerospace Portfolio	$36,500
Industrials Portfolio	9,749
Transportation Portfolio	11,756

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

11. Merger Information.

On November 12, 2021, Transportation Portfolio acquired all of the assets and assumed all of the liabilities of Air Transportation Portfolio ("Target Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The securities held by the Target Fund were the primary assets acquired by the Fund. The acquisition was accomplished by an exchange of shares of the Fund for shares then outstanding of the Target Fund at its respective net asset value on the acquisition date. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective and lower projected expenses. For financial reporting purposes, the assets and liabilities of the Target Fund and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund were carried forward and will be utilized for purposes of the Fund's ongoing reporting of realized and unrealized gains and losses to more closely align subsequent reporting of realized gains with amounts distributable to shareholders for tax purposes. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

Target Fund	Investments $	Unrealized appreciation (depreciation) $	Net Assets $	Shares Exchanged	Shares Exchanged Ratio
Air Transportation Portfolio	320,705,550	47,927,461	322,796,887	3,028,967	.5404138125

Surviving Fund	Net Assets $	Total net assets after the acquisition $
Transportation Portfolio	411,872,847	734,669,734

Pro forma results of operations of the combined entity for the entire period ended February 28, 2022, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$2,600,527
Total net realized gain (loss)	134,920,339
Total change in net unrealized appreciation (depreciation)	(53,851,879)
Net increase (decrease) in net assets resulting from operations	$83,668,987

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Transportation Portfolio's accompanying Statement of Operations since November 12, 2021.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Defense and Aerospace Portfolio, Industrials Portfolio and Transportation Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Defense and Aerospace Portfolio, Industrials Portfolio, and Transportation Portfolio (three of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the “Funds”) as of February 28, 2022, the related statements of operations for the year ended February 28, 2022, the statements of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2022 and each of the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 13, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 317 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2021 to February 28, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During Period-B September 1, 2021 to February 28, 2022
Defense and Aerospace Portfolio	.73%
Actual		$1,000.00	$1,044.90	$3.70
Hypothetical-C		$1,000.00	$1,021.17	$3.66
Industrials Portfolio	.74%
Actual		$1,000.00	$964.40	$3.60
Hypothetical-C		$1,000.00	$1,021.12	$3.71
Transportation Portfolio	.76%
Actual		$1,000.00	$1,054.80	$3.87
Hypothetical-C		$1,000.00	$1,021.03	$3.81

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Defense and Aerospace Portfolio	04/11/22	04/08/22	$0.000	$1.314
Industrials Portfolio	04/11/22	04/08/22	$0.000	$1.127
Transportation Portfolio	04/11/22	04/08/22	$0.006	$2.822

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2022, or, if subsequently determined to be different, the net capital gain of such year.

Defense and Aerospace Portfolio	$251,161,730
Industrials Portfolio	$55,815,236
Transportation Portfolio	$50,930,505

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended November 12, 2021, or, if subsequently determined to be different, the net capital gain of such year.

Air Transportation Portfolio	$56,112,310

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2021	November 2021	December 2021
Industrials Portfolio	28%	–	12%
Transportation Portfolio	100%	52%	52%
Air Transportation Portfolio	–	100%	N/A

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2021	November 2021	December 2021
Industrials Portfolio	30%	–%	14%
Transportation Portfolio	100%	68%	68%
Air Transportation Portfolio	–	100%	N/A

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

	April 2021	November 2021	December 2021
Industrials Portfolio	100%	–	100%
Transportation Portfolio	–	100%	–
Air Transportation Portfolio	–	100%	N/A

The funds will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SELCI-ANN-0422
1.813657.117

Fidelity® Select Portfolios®
Information Technology Sector

IT Services Portfolio

Semiconductors Portfolio

Software and IT Services Portfolio

Tech Hardware Portfolio (formerly Computers Portfolio)

Technology Portfolio

Annual Report

February 28, 2022

Contents

Note to Shareholders
IT Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Semiconductors Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Software and IT Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Tech Hardware Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Technology Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

IT Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
IT Services Portfolio	(13.31)%	16.26%	16.78%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in IT Services Portfolio on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$47,181	IT Services Portfolio
$39,037	S&P 500® Index

IT Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Becky Baker:  For the fiscal year, the fund returned -13.31%, underperforming the -11.08% result of the MSCI U.S. IMI IT Services 25/50 Index, as well as the broad-based S&P 500® index. The primary detractor from performance versus the industry index was security selection in data processing & outsourced services. An underweighting in IT consulting & other services and stock picks in internet services & infrastructure also hampered the fund's relative result. The fund's biggest individual relative detractor was our lighter-than-index stake in IBM, which gained 13% the past 12 months. IBM was not held at period end. Another notable relative detractor was an underweighting in Automatic Data Processing (+20%). This period we decreased our stake. Avoiding Paychex, an index component that gained 34%, also hurt relative performance. In contrast, the top contributor to performance versus the industry index was largely out-of-index exposure to application software. Our top individual relative contributor was an out-of-index stake in Intuit (+21%), which was among our largest holdings. Also bolstering performance was our lighter-than-index stake in PayPal Holdings, which returned -57%. The company was among the fund's biggest holdings. Another notable relative contributor was an outsized stake in DXC Technology (+35%), which was one of the fund's top holdings. Notable changes in positioning include increased exposure to the IT consulting & other services subindustry and a lower allocation to application software.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

IT Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
MasterCard, Inc. Class A	18.0
Visa, Inc. Class A	16.9
Accenture PLC Class A	9.7
Cognizant Technology Solutions Corp. Class A	5.8
Block, Inc. Class A	3.5
PayPal Holdings, Inc.	3.3
WNS Holdings Ltd. sponsored ADR	3.2
Intuit, Inc.	3.0
DXC Technology Co.	2.7
Snowflake Computing, Inc.	2.5
68.6

Top Industries (% of fund's net assets)

As of February 28, 2022
IT Services	89.2%
Software	4.3%
Media	2.1%
Internet & Direct Marketing Retail	1.4%
Diversified Consumer Services	1.3%
All Others*	1.7%

* Includes short-term investments and net other assets (liabilities).

IT Services Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 100.2%
	Shares	Value
Diversified Consumer Services - 1.3%
Specialized Consumer Services - 1.3%
H&R Block, Inc. (a)	1,519,900	$37,708,719
Industrial Conglomerates - 0.1%
Industrial Conglomerates - 0.1%
Hitachi Ltd.	72,400	3,558,126
Interactive Media & Services - 0.6%
Interactive Media & Services - 0.6%
Meta Platforms, Inc. Class A (b)	34,800	7,343,844
NerdWallet, Inc. (a)	891,200	10,204,240
		17,548,084
Internet & Direct Marketing Retail - 1.4%
Internet & Direct Marketing Retail - 1.4%
Global-e Online Ltd. (a)(b)	1,005,225	39,344,507
IT Services - 89.2%
Data Processing & Outsourced Services - 56.2%
Adyen BV (b)(c)	8,900	18,550,036
Affirm Holdings, Inc. (a)(b)	282,100	11,803,064
Automatic Data Processing, Inc.	147,575	30,170,233
Block, Inc. Class A (b)	778,000	99,195,000
ExlService Holdings, Inc. (b)	336,700	40,669,993
Fidelity National Information Services, Inc.	607,597	57,861,462
Fiserv, Inc. (b)	639,417	62,451,858
Flywire Corp. (b)	63,500	1,718,310
Genpact Ltd.	607,480	25,416,963
Global Payments, Inc.	298,103	39,760,978
MasterCard, Inc. Class A	1,432,700	516,946,812
Nuvei Corp. (a)(c)	51,900	2,817,651
Paymentus Holdings, Inc. (a)(b)	1,181,600	27,224,064
PayPal Holdings, Inc. (b)	845,940	94,686,064
TaskUs, Inc.	336,437	9,662,471
TDCX, Inc. ADR	10,000	151,000
The Western Union Co.	4,800	87,264
Ttec Holdings, Inc.	2,000	159,000
Visa, Inc. Class A (a)	2,241,048	484,335,294
WEX, Inc. (b)	700	117,957
WNS Holdings Ltd. sponsored ADR (b)	1,102,692	91,115,440
		1,614,900,914
Internet Services & Infrastructure - 9.6%
Cloudflare, Inc. (b)	83,300	9,697,786
GoDaddy, Inc. (b)	182,827	15,249,600
MongoDB, Inc. Class A (b)	147,100	56,190,729
Okta, Inc. (b)	348,000	63,628,320
Snowflake Computing, Inc. (b)	265,900	70,638,994
Twilio, Inc. Class A (b)	318,600	55,691,280
VeriSign, Inc. (b)	29,100	6,219,252
		277,315,961
IT Consulting & Other Services - 23.4%
Accenture PLC Class A	884,780	279,608,176
CI&T, Inc. Class A (a)	297,556	4,960,259
Cognizant Technology Solutions Corp. Class A	1,929,832	166,216,430
DXC Technology Co. (b)	2,275,700	77,442,071
EPAM Systems, Inc. (b)	154,200	32,035,050
Gartner, Inc. (b)	218,500	61,271,770
Globant SA (b)	167,200	45,812,800
Liveramp Holdings, Inc. (b)	48,500	2,093,260
Thoughtworks Holding, Inc. (a)	145,700	3,330,702
		672,770,518

TOTAL IT SERVICES		2,564,987,393

Media - 2.1%
Advertising - 2.1%
S4 Capital PLC (b)	9,612,388	59,982,742
Professional Services - 1.2%
Human Resource & Employment Services - 1.2%
Alight, Inc. (d)	2,500,000	26,100,000
Alight, Inc. Class A (b)	699,600	7,303,824
		33,403,824
Research & Consulting Services - 0.0%
Science Applications International Corp.	800	70,152

TOTAL PROFESSIONAL SERVICES		33,473,976

Software - 4.3%
Application Software - 3.6%
Adobe, Inc. (b)	11,869	5,550,894
AvidXchange Holdings, Inc. (a)	45,600	439,128
Bill.Com Holdings, Inc. (b)	22,000	5,233,360
Intuit, Inc.	179,456	85,128,543
Qualtrics International, Inc.	203,200	6,163,056
Riskified Ltd. (b)	15,100	113,703
		102,628,684
Systems Software - 0.7%
UiPath, Inc. Class A (b)	576,900	20,024,199

TOTAL SOFTWARE		122,652,883

TOTAL COMMON STOCKS
(Cost $1,635,236,245)		2,879,256,430

Money Market Funds - 3.0%
Fidelity Cash Central Fund 0.07% (e)	1,591,097	1,591,416
Fidelity Securities Lending Cash Central Fund 0.07% (e)(f)	84,121,388	84,129,800
TOTAL MONEY MARKET FUNDS
(Cost $85,721,216)		85,721,216
TOTAL INVESTMENT IN SECURITIES - 103.2%
(Cost $1,720,957,461)		2,964,977,646
NET OTHER ASSETS (LIABILITIES) - (3.2)%		(91,138,693)
NET ASSETS - 100%		$2,873,838,953

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $21,367,687 or 0.7% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $26,100,000 or 0.9% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Alight, Inc.	1/25/21	$25,000,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$--	$566,133,398	$564,541,982	$4,209	$--	$--	$1,591,416	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	136,234,240	453,793,181	505,897,621	213,816	--	--	84,129,800	0.2%
Total	$136,234,240	$1,019,926,579	$1,070,439,603	$218,025	$--	$--	$85,721,216

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,879,256,430	$2,800,723,652	$78,532,778	$--
Money Market Funds	85,721,216	85,721,216	--	--
Total Investments in Securities:	$2,964,977,646	$2,886,444,868	$78,532,778	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.2%
Ireland	9.7%
Bailiwick of Jersey	3.2%
United Kingdom	2.1%
Luxembourg	1.6%
Israel	1.4%
Others (Individually Less Than 1%)	1.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

IT Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $82,558,924) — See accompanying schedule: Unaffiliated issuers (cost $1,635,236,245)	$2,879,256,430
Fidelity Central Funds (cost $85,721,216)	85,721,216
Total Investment in Securities (cost $1,720,957,461)		$2,964,977,646
Receivable for investments sold		566,448
Receivable for fund shares sold		781,691
Dividends receivable		1,460,989
Distributions receivable from Fidelity Central Funds		24,605
Prepaid expenses		11,286
Other receivables		45,106
Total assets		2,967,867,771
Liabilities
Payable for investments purchased	$5,868,763
Payable for fund shares redeemed	2,198,213
Accrued management fee	1,331,964
Other affiliated payables	476,124
Other payables and accrued expenses	40,044
Collateral on securities loaned	84,113,710
Total liabilities		94,028,818
Net Assets		$2,873,838,953
Net Assets consist of:
Paid in capital		$1,339,477,687
Total accumulated earnings (loss)		1,534,361,266
Net Assets		$2,873,838,953
Net Asset Value, offering price and redemption price per share ($2,873,838,953 ÷ 40,899,117 shares)		$70.27

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$15,835,048
Income from Fidelity Central Funds (including $213,816 from security lending)		218,025
Total income		16,053,073
Expenses
Management fee	$20,806,515
Transfer agent fees	5,751,163
Accounting fees	1,024,905
Custodian fees and expenses	25,179
Independent trustees' fees and expenses	14,861
Registration fees	46,796
Audit	47,240
Legal	3,436
Interest	7,502
Miscellaneous	21,793
Total expenses before reductions	27,749,390
Expense reductions	(90,818)
Total expenses after reductions		27,658,572
Net investment income (loss)		(11,605,499)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	758,516,939
Foreign currency transactions	(32,195)
Total net realized gain (loss)		758,484,744
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,178,779,085)
Unfunded commitments	1,600,000
Assets and liabilities in foreign currencies	(359)
Total change in net unrealized appreciation (depreciation)		(1,177,179,444)
Net gain (loss)		(418,694,700)
Net increase (decrease) in net assets resulting from operations		$(430,300,199)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(11,605,499)	$(4,189,911)
Net realized gain (loss)	758,484,744	390,511,242
Change in net unrealized appreciation (depreciation)	(1,177,179,444)	769,091,316
Net increase (decrease) in net assets resulting from operations	(430,300,199)	1,155,412,647
Distributions to shareholders	(528,547,016)	(223,164,335)
Share transactions
Proceeds from sales of shares	283,388,277	802,890,356
Reinvestment of distributions	495,301,813	210,531,333
Cost of shares redeemed	(1,081,314,912)	(1,909,473,070)
Net increase (decrease) in net assets resulting from share transactions	(302,624,822)	(896,051,381)
Total increase (decrease) in net assets	(1,261,472,037)	36,196,931
Net Assets
Beginning of period	4,135,310,990	4,099,114,059
End of period	$2,873,838,953	$4,135,310,990
Other Information
Shares
Sold	3,049,821	10,373,759
Issued in reinvestment of distributions	5,895,522	2,363,917
Redeemed	(12,068,264)	(24,393,398)
Net increase (decrease)	(3,122,921)	(11,655,722)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

IT Services Portfolio

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$93.94	$73.62	$64.96	$58.69	$44.84
Income from Investment Operations
Net investment income (loss)B,C	(.27)	(.09)	.03	.04	.04
Net realized and unrealized gain (loss)	(10.44)	25.34	10.36	8.92	15.50
Total from investment operations	(10.71)	25.25	10.39	8.96	15.54
Distributions from net investment income	–	(.01)	(.03)	(.03)	(.02)
Distributions from net realized gain	(12.96)	(4.93)	(1.70)	(2.66)	(1.67)
Total distributions	(12.96)	(4.93)D	(1.73)	(2.69)	(1.69)
Net asset value, end of period	$70.27	$93.94	$73.62	$64.96	$58.69
Total ReturnE	(13.31)%	34.67%	15.99%	16.04%	35.17%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	.70%	.72%	.73%	.74%	.77%
Expenses net of fee waivers, if any	.70%	.72%	.73%	.74%	.77%
Expenses net of all reductions	.70%	.72%	.73%	.74%	.77%
Net investment income (loss)	(.29)%	(.11)%	.04%	.06%	.08%
Supplemental Data
Net assets, end of period (000 omitted)	$2,873,839	$4,135,311	$4,099,114	$2,867,321	$2,284,152
Portfolio turnover rateH	41%	31%	24%	26%	26%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Semiconductors Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Semiconductors Portfolio	24.57%	29.18%	23.92%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Semiconductors Portfolio on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$85,420	Semiconductors Portfolio
$39,037	S&P 500® Index

Semiconductors Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Adam Benjamin:  For the fiscal year ending February 28, 2022, the fund gained 24.57%, outperforming the 21.64% advance of the MSCI U.S. IMI Semiconductors & Semiconductor Equipment 25/50 Index, as well as the broad-based S&P 500® index. Versus the industry index, security selection was the primary contributor, especially in the semiconductors category. An underweighting in semiconductor equipment segment also helped. The biggest individual relative contributor was an underweight position in Intel (-19%), which we pared back during the period. Also lifting performance was our outsized stake in Marvell Technology, which gained 44%. Marvell Technology was among the fund's largest holdings. Another notable relative contributor was an overweighting in Nvidia (+78%), which was among the fund's biggest holdings. In contrast, the largest detractor from performance versus the industry index was stock picking in semiconductor equipment. Out-of-index holdings in electrical components & equipment and technology hardware, storage & peripherals also hampered the fund's relative result. The biggest individual relative detractor was untimely positioning in Micron Technology (-3%); we pared this position the past 12 months. Also hindering performance was our outsized stake in Microchip Technology, which returned about -7%. Microchip Technology was one of the fund's biggest holdings. Also hurting performance was our overweighting in NXP Semiconductors, which gained 5%. NXP Semiconductors was one of our largest holdings. Notable changes in positioning include reduced exposure to the semiconductor equipment subindustry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiconductors Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
NVIDIA Corp.	23.3
NXP Semiconductors NV	8.3
Marvell Technology, Inc.	8.1
Microchip Technology, Inc.	5.5
Advanced Micro Devices, Inc.	5.0
onsemi	4.9
Analog Devices, Inc.	4.6
Broadcom, Inc.	4.5
Teradyne, Inc.	3.5
GlobalFoundries, Inc.	3.5
71.2

Top Industries (% of fund's net assets)

As of February 28, 2022
Semiconductors & Semiconductor Equipment	94.4%
Software	2.3%
Electronic Equipment & Components	1.5%
Technology Hardware, Storage & Peripherals	0.8%
Electrical Equipment	0.1%
All Others*	0.9%

* Includes short-term investments and net other assets (liabilities).

Semiconductors Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
Electrical Equipment - 0.1%
Electrical Components & Equipment - 0.1%
Array Technologies, Inc. (a)	983,600	$11,055,664
Electronic Equipment & Components - 1.5%
Electronic Equipment & Instruments - 0.1%
Aeva Technologies, Inc. (a)(b)	1,097,800	4,610,760
Electronic Manufacturing Services - 1.4%
Flex Ltd. (a)	1,850,000	30,506,500
Jabil, Inc.	1,529,758	88,435,310
		118,941,810

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		123,552,570

Semiconductors & Semiconductor Equipment - 94.2%
Semiconductor Equipment - 10.3%
Applied Materials, Inc.	687,700	92,289,340
KLA Corp.	234,113	81,588,381
Lam Research Corp.	508,873	285,655,859
Nova Ltd. (a)(b)	1,008,970	105,719,877
Teradyne, Inc.	2,533,522	298,752,914
		864,006,371
Semiconductors - 83.9%
Advanced Micro Devices, Inc. (a)	3,449,118	425,414,214
Allegro MicroSystems LLC (a)	3,488,100	100,003,827
Alpha & Omega Semiconductor Ltd. (a)	742,296	39,913,256
Analog Devices, Inc.	2,429,338	389,398,588
ASE Technology Holding Co. Ltd. ADR (b)	1,396,600	10,097,418
Broadcom, Inc.	647,150	380,161,796
Cirrus Logic, Inc. (a)	1,347,879	117,090,249
Diodes, Inc. (a)	809,700	72,541,023
GlobalFoundries, Inc.	4,831,893	293,682,457
Intel Corp.	1,089,542	51,971,153
MACOM Technology Solutions Holdings, Inc. (a)	1,691,900	101,683,190
Marvell Technology, Inc.	10,045,277	686,393,777
MaxLinear, Inc. Class A (a)(b)	817,731	50,167,797
Microchip Technology, Inc.	6,543,398	460,197,181
Micron Technology, Inc.	272,160	24,184,138
Monolithic Power Systems, Inc.	122,100	56,007,270
NVIDIA Corp.	8,044,668	1,961,692,290
NXP Semiconductors NV	3,680,088	699,658,331
onsemi (a)	6,626,209	414,866,945
Qualcomm, Inc.	1,208,888	207,916,647
SMART Global Holdings, Inc. (a)(b)	900,200	24,710,490
Synaptics, Inc. (a)	280,911	64,168,500
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,344,600	250,895,646
Texas Instruments, Inc.	855,735	145,466,393
Wolfspeed, Inc. (a)(b)	407,200	41,827,584
		7,070,110,160

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		7,934,116,531

Software - 2.3%
Application Software - 2.3%
Cadence Design Systems, Inc. (a)	1,303,800	197,434,434
Technology Hardware, Storage & Peripherals - 0.8%
Technology Hardware, Storage & Peripherals - 0.8%
IonQ, Inc. (c)	155,600	2,486,488
Samsung Electronics Co. Ltd.	1,114,470	67,157,589
		69,644,077
TOTAL COMMON STOCKS
(Cost $5,003,037,119)		8,335,803,276

Convertible Preferred Stocks - 0.2%
Electronic Equipment & Components - 0.0%
Electronic Components - 0.0%
Menlo Micro, Inc. Series C (c)(d)	739,500	980,207
Metals & Mining - 0.1%
Precious Metals & Minerals - 0.1%
Diamond Foundry, Inc. Series C (c)(d)	189,999	5,204,073
Semiconductors & Semiconductor Equipment - 0.1%
Semiconductor Equipment - 0.0%
Astera Labs, Inc. Series C (c)(d)	185,800	750,632
Semiconductors - 0.1%
GaN Systems, Inc.:
Series F1 (c)(d)	496,628	4,211,405
Series F2 (c)(d)	262,241	2,223,804
SiMa.ai Series B (c)(d)	309,900	2,023,647
		8,458,856

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		9,209,488

Software - 0.0%
Systems Software - 0.0%
Tenstorrent, Inc. Series C1 (c)(d)	8,800	660,352
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $14,712,193)		16,054,120

Preferred Securities - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Semiconductors - 0.1%
GaN Systems, Inc. 0% (c)(d)(e)	11,640,267	11,640,267
Software - 0.0%
Systems Software - 0.0%
Tenstorrent, Inc. 0% (c)(d)(e)	490,000	490,000
TOTAL PREFERRED SECURITIES
(Cost $12,130,267)		12,130,267

Money Market Funds - 2.0%
Fidelity Cash Central Fund 0.07% (f)	56,296,373	56,307,633
Fidelity Securities Lending Cash Central Fund 0.07% (f)(g)	109,280,761	109,291,689
TOTAL MONEY MARKET FUNDS
(Cost $165,599,322)		165,599,322
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $5,195,478,901)		8,529,586,985
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(102,663,966)
NET ASSETS - 100%		$8,426,923,019

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $30,670,875 or 0.4% of net assets.

 (d) Level 3 security

 (e) Security is perpetual in nature with no stated maturity date.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Astera Labs, Inc. Series C	8/24/21	$624,622
Diamond Foundry, Inc. Series C	3/15/21	$4,559,976
GaN Systems, Inc. Series F1	11/30/21	$4,211,405
GaN Systems, Inc. Series F2	11/30/21	$2,223,804
GaN Systems, Inc. 0%	11/30/21	$11,640,267
IonQ, Inc.	3/7/21	$1,556,000
Menlo Micro, Inc. Series C	2/9/22	$980,207
SiMa.ai Series B	5/10/21	$1,588,981
Tenstorrent, Inc. Series C1	4/23/21	$523,198
Tenstorrent, Inc. 0%	4/23/21	$490,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$71,828,946	$2,088,056,422	$2,103,577,735	$74,338	$--	$--	$56,307,633	0.1%
Fidelity Securities Lending Cash Central Fund 0.07%	17,131,154	732,192,402	640,031,867	73,338	--	--	109,291,689	0.3%
Total	$88,960,100	$2,820,248,824	$2,743,609,602	$147,676	$--	$--	$165,599,322

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$8,335,803,276	$8,268,645,687	$67,157,589	$--
Convertible Preferred Stocks	16,054,120	--	--	16,054,120
Preferred Securities	12,130,267	--	--	12,130,267
Money Market Funds	165,599,322	165,599,322	--	--
Total Investments in Securities:	$8,529,586,985	$8,434,245,009	$67,157,589	$28,184,387

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.9%
Netherlands	8.3%
Cayman Islands	3.5%
Taiwan	3.1%
Israel	1.3%
Others (Individually Less Than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Semiconductors Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $105,813,090) — See accompanying schedule: Unaffiliated issuers (cost $5,029,879,579)	$8,363,987,663
Fidelity Central Funds (cost $165,599,322)	165,599,322
Total Investment in Securities (cost $5,195,478,901)		$8,529,586,985
Receivable for investments sold		26,272,197
Receivable for fund shares sold		10,537,337
Dividends receivable		5,142,210
Interest receivable		3,590
Distributions receivable from Fidelity Central Funds		12,131
Prepaid expenses		17,771
Other receivables		318,343
Total assets		8,571,890,564
Liabilities
Payable for investments purchased	$18,012,872
Payable for fund shares redeemed	12,574,044
Accrued management fee	3,718,687
Other affiliated payables	1,060,525
Other payables and accrued expenses	309,728
Collateral on securities loaned	109,291,689
Total liabilities		144,967,545
Net Assets		$8,426,923,019
Net Assets consist of:
Paid in capital		$4,827,210,540
Total accumulated earnings (loss)		3,599,712,479
Net Assets		$8,426,923,019
Net Asset Value, offering price and redemption price per share ($8,426,923,019 ÷ 416,578,329 shares)		$20.23

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$51,195,671
Interest		80,775
Income from Fidelity Central Funds (including $73,338 from security lending)		147,676
Total income		51,424,122
Expenses
Management fee	$38,472,539
Transfer agent fees	9,362,740
Accounting fees	1,176,708
Custodian fees and expenses	67,247
Independent trustees' fees and expenses	24,794
Registration fees	343,233
Audit	40,840
Legal	6,469
Interest	48
Miscellaneous	30,319
Total expenses before reductions	49,524,937
Expense reductions	(176,646)
Total expenses after reductions		49,348,291
Net investment income (loss)		2,075,831
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	704,159,864
Foreign currency transactions	(36,065)
Total net realized gain (loss)		704,123,799
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	616,656,053
Assets and liabilities in foreign currencies	4,221
Total change in net unrealized appreciation (depreciation)		616,660,274
Net gain (loss)		1,320,784,073
Net increase (decrease) in net assets resulting from operations		$1,322,859,904

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,075,831	$22,689,307
Net realized gain (loss)	704,123,799	401,601,319
Change in net unrealized appreciation (depreciation)	616,660,274	1,906,111,692
Net increase (decrease) in net assets resulting from operations	1,322,859,904	2,330,402,318
Distributions to shareholders	(613,939,297)	(410,556,842)
Share transactions
Proceeds from sales of shares	3,146,391,881	950,485,975
Reinvestment of distributions	580,580,568	392,773,812
Cost of shares redeemed	(1,726,756,170)	(1,323,875,912)
Net increase (decrease) in net assets resulting from share transactions	2,000,216,279	19,383,875
Total increase (decrease) in net assets	2,709,136,886	1,939,229,351
Net Assets
Beginning of period	5,717,786,133	3,778,556,782
End of period	$8,426,923,019	$5,717,786,133
Other Information
Shares
Sold	150,199,767	69,181,684
Issued in reinvestment of distributions	28,114,026	32,498,838
Redeemed	(86,759,172)	(106,078,454)
Net increase (decrease)	91,554,621	(4,397,932)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Semiconductors Portfolio

Years ended February 28,	2022	2021	2020 A	2019 B	2018 B
Selected Per–Share Data
Net asset value, beginning of period	$17.59	$11.47	$9.41	$11.77	$10.12
Income from Investment Operations
Net investment income (loss)C,D	.01	.07	.09	.10	.05
Net realized and unrealized gain (loss)	4.30	7.37	2.39	(.35)	3.24
Total from investment operations	4.31	7.44	2.48	(.25)	3.29
Distributions from net investment income	(.01)	(.08)	(.10)	(.06)	(.12)
Distributions from net realized gain	(1.66)	(1.24)	(.33)	(2.05)	(1.52)
Total distributions	(1.67)	(1.32)	(.42)E	(2.11)	(1.64)
Redemption fees added to paid in capitalC	–	–	–	–	–F
Net asset value, end of period	$20.23	$17.59	$11.47	$9.41	$11.77
Total ReturnG	24.57%	70.47%	26.01%	.19%	34.20%
Ratios to Average Net AssetsD,H,I
Expenses before reductions	.68%	.70%	.72%	.73%	.75%
Expenses net of fee waivers, if any	.67%	.70%	.72%	.73%	.75%
Expenses net of all reductions	.67%	.69%	.71%	.72%	.74%
Net investment income (loss)	.03%	.53%	.85%	.92%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$8,426,923	$5,717,786	$3,778,557	$3,052,506	$3,652,565
Portfolio turnover rateJ	33%	87%	114%	130%	110%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 C Calculated based on average shares outstanding during the period.

 D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 E Total distributions per share do not sum due to rounding.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Software and IT Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Software and IT Services Portfolio	2.98%	22.54%	19.88%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Software and IT Services Portfolio on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$61,316	Software and IT Services Portfolio
$39,037	S&P 500® Index

Software and IT Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Ali Khan:  For the fiscal year ending February 28, 2022, the fund gained 2.98%, outperforming the 0.64% advance of the MSCI U.S. IMI Software & Services 25/50 Index, but underperforming the broad-based S&P 500® index. The top contributor to performance versus the industry index was stock selection in systems software. An underweighting in data processing & outsourced services and stock selection in application software also bolstered the fund's relative result. Our non-index stake in Alphabet was the fund's biggest individual relative contributor, driven by a gain of roughly 34%. This was among the fund's largest holdings. Also lifting performance was our overweighting in Microsoft, which gained about 30%. The company was the fund's biggest holding. Another notable relative contributor was an underweighting in Block (-45%), a stake we established the past 12 months. In contrast, the largest detractor from performance versus the industry index was security selection in data processing & outsourced services. An underweighting in systems software and stock picks in internet & direct marketing retail also hindered the fund's relative result. Our non-index stake in Twitter was the fund's largest individual relative detractor, due to its -54% result. We increased our stake. Our second-largest relative detractor this period was avoiding Fortinet, an index component that gained approximately 104%. Also hurting performance was an underweighting in Accenture, which gained roughly 27%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Software and IT Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
Microsoft Corp.	24.9
Visa, Inc. Class A	6.9
MasterCard, Inc. Class A	6.2
Adobe, Inc.	5.9
Salesforce.com, Inc.	5.4
Alphabet, Inc. Class A	3.0
PayPal Holdings, Inc.	2.7
Cognizant Technology Solutions Corp. Class A	2.7
Palo Alto Networks, Inc.	2.5
Autodesk, Inc.	2.2
62.4

Top Industries (% of fund's net assets)

As of February 28, 2022
Software	59.0%
IT Services	33.3%
Interactive Media & Services	4.4%
Entertainment	1.4%
Internet & Direct Marketing Retail	0.3%
All Others*	1.6%

* Includes short-term investments and net other assets (liabilities).

Software and IT Services Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Entertainment - 1.4%
Interactive Home Entertainment - 1.4%
Activision Blizzard, Inc.	814,900	$66,414,350
Electronic Arts, Inc.	717,300	93,313,557
		159,727,907
Interactive Media & Services - 4.4%
Interactive Media & Services - 4.4%
Alphabet, Inc. Class A (a)	124,800	337,102,272
Meta Platforms, Inc. Class A (a)	420,300	88,695,909
Twitter, Inc. (a)	2,062,242	73,312,703
		499,110,884
Internet & Direct Marketing Retail - 0.3%
Internet & Direct Marketing Retail - 0.3%
Alibaba Group Holding Ltd. sponsored ADR (a)	352,800	37,111,032
IT Services - 33.3%
Data Processing & Outsourced Services - 19.6%
Automatic Data Processing, Inc.	66,200	13,533,928
Block, Inc. Class A (a)	531,600	67,779,000
ExlService Holdings, Inc. (a)	347,200	41,938,288
Fidelity National Information Services, Inc.	611,200	58,204,576
Fiserv, Inc. (a)	272,400	26,605,308
FleetCor Technologies, Inc. (a)	153,200	35,879,440
Global Payments, Inc.	1,168,870	155,903,881
MasterCard, Inc. Class A	1,947,200	702,588,704
PayPal Holdings, Inc. (a)	2,706,500	302,938,545
StoneCo Ltd. Class A (a)	319,600	3,592,304
Visa, Inc. Class A	3,585,320	774,859,358
WEX, Inc. (a)	114,700	19,328,097
		2,203,151,429
Internet Services & Infrastructure - 5.3%
Akamai Technologies, Inc. (a)	1,122,900	121,565,154
GoDaddy, Inc. (a)	1,471,200	122,712,792
MongoDB, Inc. Class A (a)	346,200	132,244,938
Snowflake Computing, Inc. (a)	240,900	63,997,494
Twilio, Inc. Class A (a)	642,000	112,221,600
Wix.com Ltd. (a)	472,300	43,253,234
		595,995,212
IT Consulting & Other Services - 8.4%
Accenture PLC Class A	655,900	207,277,518
Capgemini SA	691,100	144,667,702
Cognizant Technology Solutions Corp. Class A	3,475,800	299,370,654
DXC Technology Co. (a)	707,800	24,086,434
Gartner, Inc. (a)	347,300	97,389,866
IBM Corp.	1,317,900	161,455,929
Kyndryl Holdings, Inc. (a)	281,400	4,463,004
Liveramp Holdings, Inc. (a)	265,300	11,450,348
Thoughtworks Holding, Inc.	46,100	1,053,846
		951,215,301

TOTAL IT SERVICES		3,750,361,942

Media - 0.2%
Publishing - 0.2%
The New York Times Co. Class A	520,700	22,905,593
Professional Services - 0.2%
Research & Consulting Services - 0.2%
CACI International, Inc. Class A (a)	88,700	24,817,373
Road & Rail - 0.3%
Trucking - 0.3%
Uber Technologies, Inc. (a)	725,900	26,154,177
Software - 59.0%
Application Software - 27.1%
Adobe, Inc. (a)	1,415,000	661,767,200
Alteryx, Inc. Class A (a)	412,500	25,698,750
Anaplan, Inc. (a)	2,877,700	136,316,649
Aspen Technology, Inc. (a)	486,100	74,086,501
Autodesk, Inc. (a)	1,125,000	247,758,750
Avalara, Inc. (a)	215,100	22,351,041
AvidXchange Holdings, Inc.	36,300	349,569
Blackbaud, Inc. (a)	646,300	40,387,287
Braze, Inc.	15,500	653,945
Ceridian HCM Holding, Inc. (a)	981,542	71,564,227
Citrix Systems, Inc.	258,907	26,537,968
Constellation Software, Inc.	25,200	42,470,400
Coupa Software, Inc. (a)	424,300	51,344,543
DocuSign, Inc. (a)	94,700	11,215,321
Dropbox, Inc. Class A (a)	213,000	4,832,970
Elastic NV (a)	735,700	63,748,405
Everbridge, Inc. (a)	473,000	18,692,960
Five9, Inc. (a)	323,000	35,530,000
HashiCorp, Inc.	16,900	851,591
HubSpot, Inc. (a)	200,800	105,420,000
Intuit, Inc.	263,800	125,138,806
Micro Focus International PLC	1,263,938	6,569,236
Mimecast Ltd. (a)	692,300	55,058,619
Momentive Global, Inc. (a)	850,700	13,373,004
New Relic, Inc. (a)	473,100	31,338,144
PTC, Inc. (a)	934,400	103,980,032
Qualtrics International, Inc.	877,200	26,605,476
Salesforce.com, Inc. (a)	2,898,284	610,175,731
Samsara, Inc.	69,800	1,220,104
SAP SE	73,900	8,336,218
Smartsheet, Inc. (a)	313,700	16,679,429
Workday, Inc. Class A (a)	872,300	199,800,315
Workiva, Inc. (a)	226,100	23,808,330
Zendesk, Inc. (a)	1,178,100	137,448,927
Zoom Video Communications, Inc. Class A (a)	406,900	53,954,940
		3,055,065,388
Systems Software - 31.9%
GitLab, Inc. (b)	11,200	652,624
Mandiant, Inc. (a)	3,422,300	67,761,540
Microsoft Corp.	9,385,700	2,804,353,303
NortonLifeLock, Inc.	4,479,100	129,804,318
Oracle Corp.	2,560,727	194,538,430
Palo Alto Networks, Inc. (a)	478,400	284,289,200
Tenable Holdings, Inc. (a)	1,617,600	89,550,336
Zuora, Inc. (a)	1,207,700	18,332,886
		3,589,282,637

TOTAL SOFTWARE		6,644,348,025

TOTAL COMMON STOCKS
(Cost $5,594,401,717)		11,164,536,933

Money Market Funds - 0.4%
Fidelity Cash Central Fund 0.07% (c)	46,695,433	46,704,772
Fidelity Securities Lending Cash Central Fund 0.07% (c)(d)	582,442	582,500
TOTAL MONEY MARKET FUNDS
(Cost $47,287,272)		47,287,272
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $5,641,688,989)		11,211,824,205
NET OTHER ASSETS (LIABILITIES) - 0.5%		56,467,137
NET ASSETS - 100%		$11,268,291,342

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$285,645,129	$1,302,057,064	$1,540,997,421	$240,760	$3,845	$(3,845)	$46,704,772	0.1%
Fidelity Securities Lending Cash Central Fund 0.07%	328,019,373	710,517,364	1,037,954,237	128,692	--	--	582,500	0.0%
Total	$613,664,502	$2,012,574,428	$2,578,951,658	$369,452	$3,845	$(3,845)	$47,287,272

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$11,164,536,933	$11,004,963,777	$159,573,156	$--
Money Market Funds	47,287,272	47,287,272	--	--
Total Investments in Securities:	$11,211,824,205	$11,052,251,049	$159,573,156	$--

See accompanying notes which are an integral part of the financial statements.

Software and IT Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $582,700) — See accompanying schedule: Unaffiliated issuers (cost $5,594,401,717)	$11,164,536,933
Fidelity Central Funds (cost $47,287,272)	47,287,272
Total Investment in Securities (cost $5,641,688,989)		$11,211,824,205
Receivable for investments sold		55,765,664
Receivable for fund shares sold		5,231,978
Dividends receivable		11,269,408
Distributions receivable from Fidelity Central Funds		6,035
Prepaid expenses		28,878
Other receivables		500,633
Total assets		11,284,626,801
Liabilities
Payable for fund shares redeemed	$8,784,508
Accrued management fee	5,036,837
Transfer agent fee payable	1,354,262
Other affiliated payables	112,395
Other payables and accrued expenses	464,957
Collateral on securities loaned	582,500
Total liabilities		16,335,459
Net Assets		$11,268,291,342
Net Assets consist of:
Paid in capital		$5,308,858,977
Total accumulated earnings (loss)		5,959,432,365
Net Assets		$11,268,291,342
Net Asset Value, offering price and redemption price per share ($11,268,291,342 ÷ 428,035,796 shares)		$26.33

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$63,426,019
Income from Fidelity Central Funds (including $128,692 from security lending)		369,452
Total income		63,795,471
Expenses
Management fee	$66,941,753
Transfer agent fees	17,234,346
Accounting fees	1,399,125
Custodian fees and expenses	77,894
Independent trustees' fees and expenses	46,153
Registration fees	167,983
Audit	46,832
Legal	9,725
Interest	53
Miscellaneous	60,384
Total expenses before reductions	85,984,248
Expense reductions	(296,031)
Total expenses after reductions		85,688,217
Net investment income (loss)		(21,892,746)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,110,665,053
Fidelity Central Funds	3,845
Foreign currency transactions	36,062
Total net realized gain (loss)		1,110,704,960
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(688,224,771)
Fidelity Central Funds	(3,845)
Assets and liabilities in foreign currencies	(3,889)
Total change in net unrealized appreciation (depreciation)		(688,232,505)
Net gain (loss)		422,472,455
Net increase (decrease) in net assets resulting from operations		$400,579,709

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(21,892,746)	$(11,246,033)
Net realized gain (loss)	1,110,704,960	607,832,908
Change in net unrealized appreciation (depreciation)	(688,232,505)	3,210,428,137
Net increase (decrease) in net assets resulting from operations	400,579,709	3,807,015,012
Distributions to shareholders	(831,854,738)	(582,570,452)
Share transactions
Proceeds from sales of shares	1,277,423,928	3,371,109,496
Reinvestment of distributions	783,418,638	551,671,834
Cost of shares redeemed	(2,255,819,953)	(3,284,592,962)
Net increase (decrease) in net assets resulting from share transactions	(194,977,387)	638,188,368
Total increase (decrease) in net assets	(626,252,416)	3,862,632,928
Net Assets
Beginning of period	11,894,543,758	8,031,910,830
End of period	$11,268,291,342	$11,894,543,758
Other Information
Shares
Sold	42,971,848	150,289,904
Issued in reinvestment of distributions	26,896,267	24,317,272
Redeemed	(77,442,780)	(142,668,627)
Net increase (decrease)	(7,574,665)	31,938,549

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Software and IT Services Portfolio

Years ended February 28,	2022	2021	2020 A	2019 B	2018 B
Selected Per–Share Data
Net asset value, beginning of period	$27.31	$19.90	$18.71	$17.89	$14.09
Income from Investment Operations
Net investment income (loss)C,D	(.05)	(.03)	.19E	.02	(.02)
Net realized and unrealized gain (loss)	1.03	8.82	3.52	1.81	5.01
Total from investment operations	.98	8.79	3.71	1.83	4.99
Distributions from net investment income	–	(.15)	(.05)	(.01)	–
Distributions from net realized gain	(1.96)	(1.23)	(2.47)	(1.00)	(1.19)
Total distributions	(1.96)	(1.38)	(2.52)	(1.01)	(1.19)
Net asset value, end of period	$26.33	$27.31	$19.90	$18.71	$17.89
Total ReturnF	2.98%	45.80%	21.33%	10.90%	36.76%
Ratios to Average Net AssetsD,G,H
Expenses before reductions	.67%	.70%	.70%	.72%	.73%
Expenses net of fee waivers, if any	.67%	.70%	.70%	.72%	.73%
Expenses net of all reductions	.67%	.69%	.70%	.71%	.73%
Net investment income (loss)	(.17)%	(.11)%	.98%E	.10%	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$11,268,291	$11,894,544	$8,031,911	$6,540,896	$5,539,357
Portfolio turnover rateI	10%	22%	23%	48%	31%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 C Calculated based on average shares outstanding during the period.

 D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .22%.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Tech Hardware Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Tech Hardware Portfolio	4.72%	20.28%	14.91%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Tech Hardware Portfolio on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$40,131	Tech Hardware Portfolio
$39,037	S&P 500® Index

Tech Hardware Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Elliot Mattingly:  For the fiscal year ending February 28, 2022, the fund gained 4.72%, performing roughly in line with the 4.61% advance of the FactSet Hardware Technology Linked Index, but trailing the broad-based S&P 500® index. Versus the industry index, security selection was the primary contributor, especially in the systems software category. Non-index exposure to semiconductors firms, along with picks among technology hardware, storage & peripherals stocks, also helped. Our top individual relative contributor was an out-of-index stake in Nvidia (+131%), though the company was no longer held at period end. Non-index exposure to Alphabet, also not held on February 28, gained approximately 36% and added further value. Another key relative contributor was the portfolio’s smaller-than-index holding in Xiaomi (-14%). Conversely, the primary detractor from performance versus the industry index was an overweighting in the industrial machinery group. An underweighting in consumer electronics and outsized exposure to the systems software segment hurt as well. The biggest individual relative detractor was an underweight position in Sony (-1%), which was among the fund's biggest holdings the past 12 months. Further pressuring the portfolio’s relative result was our lighter-than-index stake in HP (+22%). The company was among our largest holdings by the end of the period. Another notable relative detractor was an underweighting in Hewlett Packard Enterprise (+13%), where we reduced our stake this past year. Notable changes in positioning include a lower allocation to the technology hardware, storage & peripherals, as well as consumer electronics categories. The fund's foreign holdings detracted overall, hampered in part by a broadly stronger U.S. dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  Following Board approval in May 2021, Fidelity Select Computers Portfolio was repositioned with a broader, modernized mandate and renamed Fidelity Select Tech Hardware Portfolio, effective November 13, 2021. In conjunction with the repositioning, Fidelity changed the fund’s supplemental benchmark to the FactSet Technology Hardware Linked Index, which better reflects the fund’s updated investment focus. On January 1, 2022, Elliot Mattingly assumed portfolio management responsibilities for the fund, succeeding Caroline Tall.

Tech Hardware Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
Apple, Inc.	12.1
Cisco Systems, Inc.	10.9
Samsung Electronics Co. Ltd.	10.5
Sony Group Corp.	9.9
Palo Alto Networks, Inc.	5.6
Motorola Solutions, Inc.	3.6
Fortinet, Inc.	3.4
Nintendo Co. Ltd.	2.9
Dell Technologies, Inc.	2.6
Seagate Technology Holdings PLC	2.1
63.6

Top Industries (% of fund's net assets)

As of February 28, 2022
Technology Hardware, Storage & Peripherals	38.1%
Communications Equipment	23.7%
Household Durables	13.9%
Software	10.4%
Electronic Equipment & Components	8.5%
All Others*	5.4%

* Includes short-term investments and net other assets (liabilities).

Tech Hardware Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
Building Products - 0.3%
Building Products - 0.3%
Resideo Technologies, Inc. (a)	103,900	$2,674,386
Communications Equipment - 23.7%
Communications Equipment - 23.7%
Arista Networks, Inc. (a)	115,084	14,124,259
Calix, Inc. (a)	138,437	7,522,667
Ciena Corp. (a)	196,819	13,466,356
Cisco Systems, Inc.	1,777,587	99,136,027
CommScope Holding Co., Inc. (a)	396,562	3,783,201
Ericsson (B Shares)	1,583,110	14,567,616
Extreme Networks, Inc. (a)	624,178	7,171,805
Juniper Networks, Inc.	156,737	5,296,143
Motorola Solutions, Inc.	149,464	32,946,350
Nokia Corp.	2,724,618	14,732,940
Viavi Solutions, Inc. (a)	215,269	3,530,412
		216,277,776
Electronic Equipment & Components - 8.5%
Electronic Components - 1.2%
AU Optronics Corp.	3,610,634	2,704,066
Kyocera Corp.	147,069	8,416,187
		11,120,253
Electronic Equipment & Instruments - 4.4%
Keysight Technologies, Inc. (a)	113,238	17,820,264
National Instruments Corp.	92,200	3,701,830
Zebra Technologies Corp. Class A (a)	44,700	18,476,298
		39,998,392
Technology Distributors - 2.9%
Arrow Electronics, Inc. (a)	53,200	6,484,016
CDW Corp.	96,688	16,674,812
TD SYNNEX Corp.	29,700	3,024,351
		26,183,179

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		77,301,824

Entertainment - 2.9%
Interactive Home Entertainment - 2.9%
Nintendo Co. Ltd.	52,270	26,472,251
Health Care Equipment & Supplies - 0.4%
Health Care Equipment - 0.4%
GN Store Nord A/S	76,014	4,018,336
Household Durables - 13.9%
Consumer Electronics - 13.9%
Garmin Ltd.	108,400	11,971,696
LG Electronics, Inc.	73,354	7,658,693
Panasonic Corp.	709,836	7,413,038
Sonos, Inc. (a)(b)	326,403	8,940,178
Sony Group Corp.	887,581	90,686,105
		126,669,710
IT Services - 0.3%
Internet Services & Infrastructure - 0.3%
Cloudflare, Inc. (a)	11,360	1,322,531
Twilio, Inc. Class A (a)	8,861	1,548,903
		2,871,434
Machinery - 0.5%
Industrial Machinery - 0.5%
Kornit Digital Ltd. (a)(b)	51,372	4,871,607
Software - 10.4%
Application Software - 0.9%
Jamf Holding Corp. (a)(b)	81,623	2,792,323
NCR Corp. (a)	140,250	5,682,930
		8,475,253
Systems Software - 9.5%
Fortinet, Inc. (a)	90,900	31,316,868
KnowBe4, Inc. (a)	109,208	2,199,449
Mandiant, Inc. (a)	140,100	2,773,980
Palo Alto Networks, Inc. (a)	85,302	50,690,714
		86,981,011

TOTAL SOFTWARE		95,456,264

Technology Hardware, Storage & Peripherals - 38.1%
Technology Hardware, Storage & Peripherals - 38.1%
Advantech Co. Ltd.	295,000	3,885,960
Apple, Inc.	669,487	110,545,693
ASUSTeK Computer, Inc.	180,956	2,414,816
Canon, Inc.	490,300	11,538,212
Dell Technologies, Inc.	467,361	23,816,717
FUJIFILM Holdings Corp.	209,723	13,247,583
Hewlett Packard Enterprise Co.	391,693	6,235,753
HP, Inc.	492,661	16,927,832
Logitech International SA (Reg.)	195,344	14,617,383
NetApp, Inc.	105,562	8,273,950
Pure Storage, Inc. Class A (a)	158,752	4,118,027
Samsung Electronics Co. Ltd.	1,596,551	96,207,629
Seagate Technology Holdings PLC	186,844	19,274,827
Western Digital Corp. (a)	61,429	3,129,193
Xiaomi Corp. Class B (a)(c)	7,468,205	14,010,171
		348,243,746
TOTAL COMMON STOCKS
(Cost $646,070,041)		904,857,334

Money Market Funds - 1.7%
Fidelity Cash Central Fund 0.07% (d)	2,162,933	2,163,365
Fidelity Securities Lending Cash Central Fund 0.07% (d)(e)	13,139,511	13,140,825
TOTAL MONEY MARKET FUNDS
(Cost $15,304,190)		15,304,190
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $661,374,231)		920,161,524
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(6,512,596)
NET ASSETS - 100%		$913,648,928

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,010,171 or 1.5% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$10,715,475	$237,388,464	$245,940,574	$7,039	$--	$--	$2,163,365	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	289,425	208,771,450	195,920,050	31,779	--	--	13,140,825	0.0%
Total	$11,004,900	$446,159,914	$441,860,624	$38,818	$--	$--	$15,304,190

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$904,857,334	$607,940,289	$296,917,045	$--
Money Market Funds	15,304,190	15,304,190	--	--
Total Investments in Securities:	$920,161,524	$623,244,479	$296,917,045	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	61.1%
Japan	17.2%
Korea (South)	11.4%
Ireland	2.1%
Finland	1.6%
Switzerland	1.6%
Sweden	1.6%
Cayman Islands	1.5%
Taiwan	1.0%
Others (Individually Less Than 1%)	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Tech Hardware Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $13,025,475) — See accompanying schedule: Unaffiliated issuers (cost $646,070,041)	$904,857,334
Fidelity Central Funds (cost $15,304,190)	15,304,190
Total Investment in Securities (cost $661,374,231)		$920,161,524
Foreign currency held at value (cost $9)		9
Receivable for investments sold		31,832,281
Receivable for fund shares sold		334,062
Dividends receivable		902,310
Distributions receivable from Fidelity Central Funds		683
Prepaid expenses		2,524
Other receivables		282,917
Total assets		953,516,310
Liabilities
Payable for investments purchased	$25,227,030
Payable for fund shares redeemed	833,415
Accrued management fee	408,909
Other affiliated payables	138,741
Other payables and accrued expenses	118,462
Collateral on securities loaned	13,140,825
Total liabilities		39,867,382
Net Assets		$913,648,928
Net Assets consist of:
Paid in capital		$549,045,094
Total accumulated earnings (loss)		364,603,834
Net Assets		$913,648,928
Net Asset Value, offering price and redemption price per share ($913,648,928 ÷ 9,003,210 shares)		$101.48

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$9,260,938
Income from Fidelity Central Funds (including $31,779 from security lending)		38,818
Total income		9,299,756
Expenses
Management fee	$4,434,928
Transfer agent fees	1,168,257
Accounting fees	289,471
Custodian fees and expenses	69,731
Independent trustees' fees and expenses	3,060
Registration fees	38,582
Audit	47,661
Legal	12,691
Interest	1,002
Miscellaneous	30,539
Total expenses before reductions	6,095,922
Expense reductions	(19,756)
Total expenses after reductions		6,076,166
Net investment income (loss)		3,223,590
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	174,108,154
Foreign currency transactions	(164,287)
Total net realized gain (loss)		173,943,867
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(149,818,667)
Assets and liabilities in foreign currencies	83,019
Total change in net unrealized appreciation (depreciation)		(149,735,648)
Net gain (loss)		24,208,219
Net increase (decrease) in net assets resulting from operations		$27,431,809

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,223,590	$6,103,803
Net realized gain (loss)	173,943,867	94,734,806
Change in net unrealized appreciation (depreciation)	(149,735,648)	193,184,672
Net increase (decrease) in net assets resulting from operations	27,431,809	294,023,281
Distributions to shareholders	(131,911,413)	(61,816,773)
Share transactions
Proceeds from sales of shares	125,851,574	88,420,400
Net asset value of shares issued in exchange for the net assets of the Target Fund(s) (see Merger information note)	189,381,924	–
Reinvestment of distributions	125,862,871	59,014,619
Cost of shares redeemed	(193,743,884)	(142,658,039)
Net increase (decrease) in net assets resulting from share transactions	247,352,485	4,776,980
Total increase (decrease) in net assets	142,872,881	236,983,488
Net Assets
Beginning of period	770,776,047	533,792,559
End of period	$913,648,928	$770,776,047
Other Information
Shares
Sold	1,206,665	905,980
Issued in exchange for the shares of the Target Fund(s) (see Merger Information note)	1,755,160	–
Issued in reinvestment of distributions	1,142,875	681,911
Redeemed	(1,819,249)	(1,658,159)
Net increase (decrease)	2,285,451	(70,268)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Tech Hardware Portfolio

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$114.74	$78.64	$75.84	$92.81	$83.01
Income from Investment Operations
Net investment income (loss)B,C	.42	.93D	1.51E	.81	.67
Net realized and unrealized gain (loss)	5.73	44.83	11.48	(1.67)	19.24
Total from investment operations	6.15	45.76	12.99	(.86)	19.91
Distributions from net investment income	(.73)F	(1.61)	(.77)	(.88)F	(.73)F
Distributions from net realized gain	(18.68)F	(8.05)	(9.42)	(15.23)F	(9.38)F
Total distributions	(19.41)	(9.66)	(10.19)	(16.11)	(10.11)
Redemption fees added to paid in capital	–	–	–	–	–G
Net asset value, end of period	$101.48	$114.74	$78.64	$75.84	$92.81
Total ReturnH	4.72%	62.60%	17.80%	.54%	24.82%
Ratios to Average Net AssetsC,I,J
Expenses before reductions	.72%K	.74%	.76%	.77%	.79%
Expenses net of fee waivers, if any	.72%K	.74%	.76%	.77%	.79%
Expenses net of all reductions	.72%K	.73%	.75%	.77%	.78%
Net investment income (loss)	.38%K	1.04%D	1.95%E	.90%	.75%
Supplemental Data
Net assets, end of period (000 omitted)	$913,649	$770,776	$533,793	$491,780	$538,332
Portfolio turnover rateL	99%M	78%	116%	81%	57%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.44 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .55%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.78 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .94%.

 F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 K Proxy expenses are not annualized.

 L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 M The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Technology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Technology Portfolio	1.91%	25.60%	19.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Technology Portfolio on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$61,715	Technology Portfolio
$39,037	S&P 500® Index

Technology Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Adam Benjamin:  For the fiscal year ending February 28, 2022, the fund gained 1.91%, considerably underperforming the 14.23% gain of the MSCI U.S. IMI Information Technology 25/50 Index, as well as the broad-based S&P 500® index. Versus the sector index, out-of-index exposure to the electrical components & equipment category was the largest detractor. Stock selection in application software and non-index positioning in internet & direct marketing retail also hindered the fund's relative result. Our non-index stake in Sunrun was the fund's biggest individual relative detractor, due to its roughly -63% result. The fund did not own Sunrun at period end. The fund's non-index stake in Array Technologies, a position not held at period end, returned roughly -74%. Another notable relative detractor was an outsized stake in Yext (-55%). This period we reduced our stake. Conversely, the top contributor to performance versus the sector index was our security selection in semiconductors. An underweighting in electronic equipment & instruments and stock selection in systems software also boosted the fund's relative performance. The fund's biggest individual relative contributor was our lighter-than-index stake in Intel, which returned about -19% the past year. Intel was not held at period end. Also bolstering performance was our overweighting in On Semiconductor, which gained 55%. We decreased our position the past 12 months. Another notable relative contributor was an outsized stake in Jabil (+36%). This period we reduced our stake. Notable changes in positioning include a higher allocation to the technology hardware, storage & peripherals and semiconductors subindustries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  After more than 17 years of service, Brian Lempel retired from Fidelity on January 18, 2022, at which time Adam Benjamin assumed sole management responsibilities for the fund.

Technology Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
Apple, Inc.	24.4
Microsoft Corp.	19.0
NVIDIA Corp.	6.5
Marvell Technology, Inc.	4.4
Cisco Systems, Inc.	4.3
MasterCard, Inc. Class A	3.5
Salesforce.com, Inc.	3.5
NXP Semiconductors NV	2.9
Twilio, Inc. Class A	1.9
onsemi	1.8
72.2

Top Industries (% of fund's net assets)

As of February 28, 2022
Software	30.8%
Technology Hardware, Storage & Peripherals	24.6%
Semiconductors & Semiconductor Equipment	21.5%
IT Services	10.9%
Communications Equipment	4.5%
All Others*	7.7%

* Includes short-term investments and net other assets (liabilities).

Technology Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Capital Markets - 0.0%
Financial Exchanges & Data - 0.0%
Coinbase Global, Inc. (a)	8,511	$1,623,643
Chemicals - 0.2%
Commodity Chemicals - 0.2%
LG Chemical Ltd.	40,787	19,357,259
Communications Equipment - 4.3%
Communications Equipment - 4.3%
Cisco Systems, Inc.	8,584,573	478,761,636
Diversified Financial Services - 0.1%
Other Diversified Financial Services - 0.1%
Ant International Co. Ltd. Class C (a)(b)(c)	6,426,931	12,339,708
Electrical Equipment - 0.0%
Electrical Components & Equipment - 0.0%
ESS Tech, Inc. Class A (a)	787,286	4,086,014
Electronic Equipment & Components - 0.7%
Electronic Manufacturing Services - 0.7%
Jabil, Inc.	1,236,625	71,489,291
Entertainment - 0.8%
Movies & Entertainment - 0.8%
Netflix, Inc. (a)	226,730	89,449,520
Food Products - 0.1%
Agricultural Products - 0.1%
Local Bounti Corp. (a)	1,546,921	9,250,588
Hotels, Restaurants & Leisure - 1.1%
Hotels, Resorts & Cruise Lines - 1.1%
Airbnb, Inc. Class A (a)	769,909	116,633,514
Interactive Media & Services - 1.6%
Interactive Media & Services - 1.6%
Snap, Inc. Class A (a)	3,090,113	123,419,113
Tongdao Liepin Group (a)	23,893,133	57,480,984
		180,900,097
Internet & Direct Marketing Retail - 0.2%
Internet & Direct Marketing Retail - 0.2%
Cazoo Group Ltd. (c)	144,100	508,673
Deliveroo PLC Class A (a)(d)	6,252,898	10,672,077
Grab Holdings Ltd. (c)	1,604,100	9,239,616
		20,420,366
IT Services - 10.6%
Data Processing & Outsourced Services - 7.2%
Genpact Ltd.	1,691,376	70,767,172
MasterCard, Inc. Class A	1,076,680	388,487,678
PayPal Holdings, Inc. (a)	1,475,005	165,097,310
Visa, Inc. Class A (e)	794,787	171,769,366
		796,121,526
Internet Services & Infrastructure - 2.6%
Okta, Inc. (a)	207,535	37,945,699
Shopify, Inc. Class A (a)(e)	62,850	43,634,241
Twilio, Inc. Class A (a)	1,185,365	207,201,802
		288,781,742
IT Consulting & Other Services - 0.8%
Cognizant Technology Solutions Corp. Class A	639,000	55,037,070
Thoughtworks Holding, Inc.	1,329,903	28,881,503
		83,918,573

TOTAL IT SERVICES		1,168,821,841

Life Sciences Tools & Services - 0.0%
Life Sciences Tools & Services - 0.0%
Eden Biologics, Inc. (a)(b)	1,015,442	0
Oil, Gas & Consumable Fuels - 0.9%
Oil & Gas Refining & Marketing - 0.9%
Reliance Industries Ltd.	2,989,007	93,388,040
Reliance Industries Ltd. sponsored GDR (d)	79,100	4,964,981
		98,353,021
Pharmaceuticals - 0.0%
Pharmaceuticals - 0.0%
Chime Biologics Ltd. (a)(b)	1,015,442	528,873
Professional Services - 0.0%
Research & Consulting Services - 0.0%
Otonomo Technologies Ltd. (a)	1,048,000	1,509,120
Road & Rail - 1.3%
Trucking - 1.3%
Lyft, Inc. (a)	1,718,528	66,919,480
Uber Technologies, Inc. (a)	2,254,238	81,220,195
		148,139,675
Semiconductors & Semiconductor Equipment - 21.5%
Semiconductor Equipment - 1.9%
ASML Holding NV (Netherlands)	104,750	70,080,273
Teradyne, Inc.	1,198,728	141,354,006
		211,434,279
Semiconductors - 19.6%
Advanced Micro Devices, Inc. (a)	447,394	55,181,576
GlobalFoundries, Inc.	2,884,574	175,324,408
Marvell Technology, Inc.	7,169,481	489,890,637
Microchip Technology, Inc.	1,808,240	127,173,519
NVIDIA Corp.	2,958,469	721,422,666
NXP Semiconductors NV	1,681,018	319,595,142
onsemi (a)	3,248,547	203,391,528
Renesas Electronics Corp. (a)	1	12
Semtech Corp. (a)	97,229	6,745,748
Taiwan Semiconductor Manufacturing Co. Ltd.	3,142,488	67,583,800
		2,166,309,036

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		2,377,743,315

Software - 30.5%
Application Software - 9.6%
Adobe, Inc. (a)	198,476	92,823,256
CCC Intelligent Solutions Holdings, Inc. (c)	102,045	1,108,209
Confluent, Inc.	26,842	1,148,569
Cvent Holding Corp. (c)	1,099,667	8,852,319
Epic Games, Inc. (a)(b)(c)	17,917	13,187,270
Intuit, Inc.	378,813	179,697,523
Nutanix, Inc. Class B (a)(d)	72,872	1,945,682
Procore Technologies, Inc. (a)(e)	10,475	682,865
Qualtrics International, Inc.	1,459,293	44,260,357
Rimini Street, Inc. (a)(e)	358,009	1,621,781
Salesforce.com, Inc. (a)	1,808,452	380,733,400
Stripe, Inc. Class B (a)(b)(c)	38,600	1,242,920
Workday, Inc. Class A (a)(e)	692,526	158,623,080
Yext, Inc. (a)	1,315,204	9,758,814
Zoom Video Communications, Inc. Class A (a)	1,274,672	169,021,507
		1,064,707,552
Systems Software - 20.9%
GitLab, Inc. (e)	9,820	572,211
Microsoft Corp.	7,035,286	2,102,073,104
Palo Alto Networks, Inc. (a)	114,300	67,922,775
Rapid7, Inc. (a)	682,836	70,646,213
Tenable Holdings, Inc. (a)	1,190,872	65,926,674
UiPath, Inc. Class A (a)(e)	88,382	3,067,739
		2,310,208,716

TOTAL SOFTWARE		3,374,916,268

Technology Hardware, Storage & Peripherals - 24.6%
Technology Hardware, Storage & Peripherals - 24.6%
Apple, Inc.	16,322,550	2,695,179,456
IonQ, Inc. (c)	8,400	134,232
Samsung Electronics Co. Ltd.	376,717	22,700,840
		2,718,014,528
Textiles, Apparel & Luxury Goods - 0.0%
Textiles - 0.0%
Algolia, Inc. (b)(c)	153,503	4,489,203
Transportation Infrastructure - 0.1%
Highways & Railtracks - 0.1%
Delhivery Private Ltd. (b)(c)	579,000	4,502,324
TOTAL COMMON STOCKS
(Cost $7,573,506,739)		10,901,329,804

Preferred Stocks - 1.1%
Convertible Preferred Stocks - 0.9%
Aerospace & Defense - 0.1%
Aerospace & Defense - 0.1%
ABL Space Systems:
Series B (b)(c)	98,000	6,663,618
Series B2 (b)(c)	74,989	5,098,960
		11,762,578
Communications Equipment - 0.2%
Communications Equipment - 0.2%
Astranis Space Technologies Corp. Series C (b)(c)	605,440	18,030,003
Xsight Labs Ltd. Series D (b)(c)	281,500	2,809,370
		20,839,373
Construction & Engineering - 0.0%
Construction & Engineering - 0.0%
Beta Technologies, Inc. Series A (b)(c)	72,591	5,318,743
Hotels, Restaurants & Leisure - 0.0%
Casinos & Gaming - 0.0%
Discord, Inc. Series I (b)(c)	1,300	715,812
Interactive Media & Services - 0.2%
Interactive Media & Services - 0.2%
Reddit, Inc.:
Series D (a)(b)(c)	250,861	15,501,805
Series E (b)(c)	14,400	889,839
		16,391,644
IT Services - 0.1%
Internet Services & Infrastructure - 0.1%
ByteDance Ltd. Series E1 (a)(b)(c)	70,707	11,142,009
Road & Rail - 0.0%
Trucking - 0.0%
Convoy, Inc. Series D (a)(b)(c)	203,844	3,362,998
Semiconductors & Semiconductor Equipment - 0.0%
Semiconductor Equipment - 0.0%
Astera Labs, Inc. Series C (b)(c)	344,200	1,390,568
Semiconductors - 0.0%
GaN Systems, Inc.:
Series F1 (b)(c)	133,634	1,133,216
Series F2 (b)(c)	70,564	598,383
		1,731,599
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		3,122,167
Software - 0.3%
Application Software - 0.3%
Bolt Technology OU Series E (b)(c)	40,842	10,532,641
Databricks, Inc.:
Series G (b)(c)	15,004	3,307,668
Series H (b)(c)	58,006	12,787,562
Skyryse, Inc. Series B (b)(c)	121,800	3,006,020
Stripe, Inc. Series H (b)(c)	17,100	550,620
		30,184,511
Textiles, Apparel & Luxury Goods - 0.0%
Textiles - 0.0%
Algolia SAS Series D (b)(c)	109,867	3,213,066

TOTAL CONVERTIBLE PREFERRED STOCKS		106,052,901

Nonconvertible Preferred Stocks - 0.2%
IT Services - 0.2%
Data Processing & Outsourced Services - 0.1%
Checkr, Inc. Series E (b)	237,000	12,798,000
Internet Services & Infrastructure - 0.1%
Gupshup, Inc. (b)(c)	257,284	5,153,399
TOTAL IT SERVICES		17,951,399
TOTAL PREFERRED STOCKS
(Cost $102,163,475)		124,004,300

Preferred Securities - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Semiconductors - 0.0%
GaN Systems, Inc. 0% (b)(c)(f)
(Cost $3,132,190)	3,132,190	3,132,190

Money Market Funds - 1.6%
Fidelity Cash Central Fund 0.07% (g)	49,623,959	49,633,884
Fidelity Securities Lending Cash Central Fund 0.07% (g)(h)	122,529,700	122,541,953
TOTAL MONEY MARKET FUNDS
(Cost $172,175,837)		172,175,837
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $7,850,978,241)		11,200,642,131
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(146,853,737)
NET ASSETS - 100%		$11,053,788,394

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $169,942,964 or 1.5% of net assets.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $17,582,740 or 0.2% of net assets.

 (e) Security or a portion of the security is on loan at period end.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ABL Space Systems Series B	3/24/21	$4,413,489
ABL Space Systems Series B2	10/22/21	$5,098,960
Algolia SAS Series D	7/23/21	$3,213,066
Algolia, Inc.	10/27/21	$4,489,203
Ant International Co. Ltd. Class C	5/16/18	$24,495,442
Astera Labs, Inc. Series C	8/24/21	$1,157,132
Astranis Space Technologies Corp. Series C	3/19/21	$13,271,808
Beta Technologies, Inc. Series A	4/9/21	$5,318,743
Bolt Technology OU Series E	1/3/22	$10,610,609
ByteDance Ltd. Series E1	11/18/20	$7,747,662
Cazoo Group Ltd.	3/28/21	$1,441,000
CCC Intelligent Solutions Holdings, Inc.	2/2/21	$1,020,450
Convoy, Inc. Series D	10/30/19	$2,760,048
Cvent Holding Corp.	7/23/21	$10,996,670
Databricks, Inc. Series G	2/1/21	$2,661,228
Databricks, Inc. Series H	8/31/21	$12,787,562
Delhivery Private Ltd.	5/20/21	$2,826,237
Discord, Inc. Series I	9/15/21	$715,812
Epic Games, Inc.	3/29/21	$15,856,545
GaN Systems, Inc. Series F1	11/30/21	$1,133,216
GaN Systems, Inc. Series F2	11/30/21	$598,383
GaN Systems, Inc. 0%	11/30/21	$3,132,190
Grab Holdings Ltd.	4/12/21	$16,041,000
Gupshup, Inc.	6/8/21	$5,882,850
IonQ, Inc.	3/7/21	$84,000
Reddit, Inc. Series D	2/4/19	$5,440,247
Reddit, Inc. Series E	5/18/21	$611,628
Skyryse, Inc. Series B	10/21/21	$3,006,020
Stripe, Inc. Class B	5/18/21	$1,548,955
Stripe, Inc. Series H	3/15/21	$686,138
Xsight Labs Ltd. Series D	2/16/21	$2,250,874

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$238,396	$1,573,717,424	$1,524,321,936	$14,822	$--	$--	$49,633,884	0.1%
Fidelity Securities Lending Cash Central Fund 0.07%	92,023,760	2,416,581,780	2,386,063,587	576,673	--	--	122,541,953	0.3%
Total	$92,262,156	$3,990,299,204	$3,910,385,523	$591,495	$--	$--	$172,175,837

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Momentive Global, Inc.	$169,018,078	$2,220,723	$166,939,883	$--	$(49,387,850)	$45,088,932	$--
Yext, Inc.	127,999,800	3,247,451	62,553,025	--	(50,806,994)	(8,128,418)	--
Total	$297,017,878	$5,468,174	$229,492,908	$--	$(100,194,844)	$36,960,514	$--

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$10,901,329,804	$10,640,798,761	$224,240,745	$36,290,298
Preferred Stocks	124,004,300	--	--	124,004,300
Preferred Securities	3,132,190	--	--	3,132,190
Money Market Funds	172,175,837	172,175,837	--	--
Total Investments in Securities:	$11,200,642,131	$10,812,974,598	$224,240,745	$163,426,788

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Preferred Stocks
Beginning Balance	$84,688,050
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	16,122,460
Cost of Purchases	81,303,414
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	(58,109,624)
Ending Balance	$124,004,300
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2022	$16,122,460
Other Investments in Securities
Beginning Balance	$24,020,046
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	(12,450,688)
Cost of Purchases	27,853,130
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$39,422,488
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2022	$(12,450,688)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Technology Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $118,874,782) — See accompanying schedule: Unaffiliated issuers (cost $7,678,802,404)	$11,028,466,294
Fidelity Central Funds (cost $172,175,837)	172,175,837
Total Investment in Securities (cost $7,850,978,241)		$11,200,642,131
Receivable for investments sold		7,055,538
Receivable for fund shares sold		9,340,423
Dividends receivable		5,712,730
Distributions receivable from Fidelity Central Funds		8,933
Prepaid expenses		34,764
Other receivables		604,817
Total assets		11,223,399,336
Liabilities
Payable to custodian bank	$33,538
Payable for investments purchased	29,206,718
Payable for fund shares redeemed	10,558,236
Accrued management fee	4,940,481
Other affiliated payables	1,437,074
Other payables and accrued expenses	908,134
Collateral on securities loaned	122,526,761
Total liabilities		169,610,942
Net Assets		$11,053,788,394
Net Assets consist of:
Paid in capital		$7,699,494,599
Total accumulated earnings (loss)		3,354,293,795
Net Assets		$11,053,788,394
Net Asset Value, offering price and redemption price per share ($11,053,788,394 ÷ 443,537,179 shares)		$24.92

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$54,061,786
Income from Fidelity Central Funds (including $576,673 from security lending)		591,495
Total income		54,653,281
Expenses
Management fee	$64,610,978
Transfer agent fees	16,259,118
Accounting fees	1,380,913
Custodian fees and expenses	226,800
Independent trustees' fees and expenses	44,640
Registration fees	276,204
Audit	50,433
Legal	17,113
Interest	46,763
Miscellaneous	60,392
Total expenses before reductions	82,973,354
Expense reductions	(285,724)
Total expenses after reductions		82,687,630
Net investment income (loss)		(28,034,349)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $10,488,653)	1,044,539,977
Affiliated issuers	(100,194,844)
Foreign currency transactions	(1,415,062)
Total net realized gain (loss)		942,930,071
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $7,266,298)	(704,033,845)
Affiliated issuers	36,960,514
Unfunded commitments	(7,366,272)
Assets and liabilities in foreign currencies	(12,111)
Total change in net unrealized appreciation (depreciation)		(674,451,714)
Net gain (loss)		268,478,357
Net increase (decrease) in net assets resulting from operations		$240,444,008

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(28,034,349)	$(12,445,183)
Net realized gain (loss)	942,930,071	2,513,889,332
Change in net unrealized appreciation (depreciation)	(674,451,714)	2,247,949,257
Net increase (decrease) in net assets resulting from operations	240,444,008	4,749,393,406
Distributions to shareholders	(1,453,950,149)	(1,867,597,939)
Share transactions
Proceeds from sales of shares	2,156,919,710	4,191,878,143
Reinvestment of distributions	1,378,760,437	1,777,095,512
Cost of shares redeemed	(3,254,727,729)	(3,423,005,308)
Net increase (decrease) in net assets resulting from share transactions	280,952,418	2,545,968,347
Total increase (decrease) in net assets	(932,553,723)	5,427,763,814
Net Assets
Beginning of period	11,986,342,117	6,558,578,303
End of period	$11,053,788,394	$11,986,342,117
Other Information
Shares
Sold	76,869,741	172,897,974
Issued in reinvestment of distributions	49,764,669	71,641,712
Redeemed	(118,513,597)	(142,814,110)
Net increase (decrease)	8,120,813	101,725,576

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Technology Portfolio

Years ended February 28,	2022	2021	2020 A	2019 B	2018 B
Selected Per–Share Data
Net asset value, beginning of period	$27.53	$19.65	$15.45	$19.36	$14.70
Income from Investment Operations
Net investment income (loss)C,D	(.06)	(.03)	.05	.06	–
Net realized and unrealized gain (loss)	.83	12.98	4.52	(.78)	6.15
Total from investment operations	.77	12.95	4.57	(.72)	6.15
Distributions from net investment income	–	(.03)	(.05)	(.02)	–
Distributions from net realized gain	(3.38)	(5.04)	(.32)	(3.17)	(1.49)
Total distributions	(3.38)	(5.07)	(.37)	(3.19)	(1.49)
Net asset value, end of period	$24.92	$27.53	$19.65	$15.45	$19.36
Total ReturnE	1.91%	69.87%	29.57%	(3.03)%	43.71%
Ratios to Average Net AssetsD,F,G
Expenses before reductions	.67%	.69%	.71%	.72%	.75%
Expenses net of fee waivers, if any	.67%	.69%	.71%	.72%	.75%
Expenses net of all reductions	.67%	.68%	.71%	.71%	.74%
Net investment income (loss)	(.23)%	(.13)%	.30%	.34%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$11,053,788	$11,986,342	$6,558,578	$5,124,121	$7,242,300
Portfolio turnover rateH	87%	107%	32%I	126%I	71%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2022

1. Organization.

IT Services Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Tech Hardware Portfolio (formerly Computers Portfolio) and Technology Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 160,294,598	Market comparable	Price/Earnings multiple (P/E)	7.6	Increase
			Discount for lack of marketability	15.0%	Decrease
			Enterprise value/Revenue multiple (EV/S)	4.0 - 5.0 / 4.5	Increase
		Recovery value	Recovery value	0.0%	Increase
		Market approach	Transaction price	$3.36 - $550.62 / $101.79	Increase
			Discount rate	75.0%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Premium rate	20.2% - 24.8% / 23.3%	Increase
		Discounted cash flow	Weighted average cost of capital (WACC)	19.6%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Growth rate	2.0%	Increase
Preferred Securities	$ 3,132,190	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2022, as well as a roll forward of Level 3 investments, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Semiconductors Portfolio	$221,431
Software and IT Services Portfolio	379,088
Tech Hardware Portfolio	61,417
Technology Portfolio	361,821

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2022, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred Trustee compensation, net operating losses and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
IT Services Portfolio	$1,726,788,259	$1,420,816,224	$(182,626,837)	$1,238,189,387
Semiconductors Portfolio	5,201,543,375	3,536,591,900	(208,548,290)	3,328,043,610
Software and IT Services Portfolio	5,644,855,582	6,059,131,683	(492,163,060)	5,566,968,623
Tech Hardware Portfolio	663,901,790	294,209,140	(37,949,406)	256,259,734
Technology Portfolio	7,853,928,828	3,877,810,642	(531,097,339)	3,346,713,303

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
IT Services Portfolio	$–	$302,045,968	$–	$1,238,179,456
Semiconductors Portfolio	–	287,079,440	–	3,328,040,260
Software and IT Services Portfolio	–	392,556,811	–	5,566,875,555
Tech Hardware Portfolio	16,085,481	92,385,162	–	256,190,622
Technology Portfolio	–	309,758,325	–	3,346,710,149

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2021 to February 28, 2022, and ordinary losses recognized during the period January 1, 2022 to February 28, 2022. Loss deferrals were as follows:

	Ordinary losses	Capital losses
IT Services Portfolio	$–	$(5,864,158)
Semiconductors Portfolio	(2,480,569)	(12,926,652)
Technology Portfolio	–	(301,751,401)

The tax character of distributions paid was as follows:

February 28, 2022
	Ordinary Income	Long-term Capital Gains	Total
IT Services Portfolio	$89,426,516	$439,120,500	$528,547,016
Semiconductors Portfolio	136,166,549	477,772,748	613,939,297
Software and IT Services Portfolio	148,809,597	683,045,141	831,854,738
Tech Hardware Portfolio	37,057,085	94,854,328	131,911,413
Technology Portfolio	859,319,443	594,630,706	1,453,950,149

February 28, 2021
	Ordinary Income	Long-term Capital Gains	Total
IT Services Portfolio	$314,862	$222,849,473	$223,164,335
Semiconductors Portfolio	157,741,609	252,815,233	410,556,842
Software and IT Services Portfolio	251,374,950	331,195,503	582,570,453
Tech Hardware Portfolio	21,063,099	40,753,674	61,816,773
Technology Portfolio	236,650,457	1,630,947,482	1,867,597,939

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, IT Services Portfolio and Technology Portfolio had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, securities acquired in the merger and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
IT Services Portfolio	1,595,595,040	2,417,079,599
Semiconductors Portfolio	3,778,213,426	2,402,372,244
Software and IT Services Portfolio	1,229,169,780	1,691,286,552
Tech Hardware Portfolio	813,196,852	870,477,862
Technology Portfolio	10,670,725,588	11,927,697,511

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
IT Services Portfolio	.30%	.22%	.52%
Semiconductors Portfolio	.30%	.22%	.53%
Software and IT Services Portfolio	.30%	.22%	.52%
Tech Hardware Portfolio	.30%	.22%	.53%
Technology Portfolio	.30%	.22%	.52%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

IT Services Portfolio	.14%
Semiconductors Portfolio	.13%
Software and IT Services Portfolio	.13%
Tech Hardware Portfolio	.14%
Technology Portfolio	.13%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
IT Services Portfolio	.03
Semiconductors Portfolio	.02
Software and IT Services Portfolio	.01
Tech Hardware Portfolio	.03
Technology Portfolio	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
IT Services Portfolio	$31,232
Semiconductors Portfolio	54,525
Software and IT Services Portfolio	11,479
Tech Hardware Portfolio	18,651
Technology Portfolio	229,626

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
IT Services Portfolio	Borrower	$8,128,305.31%		$7,266
Semiconductors Portfolio	Borrower	$5,521,000.32%		$48
Software and IT Services Portfolio	Borrower	$6,003,000.32%		$53
Tech Hardware Portfolio	Borrower	$6,058,950.30%		$1,002
Technology Portfolio	Borrower	$16,784,740.30%		$38,624

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
IT Services Portfolio	50,229,276	176,110,878	72,654,502
Semiconductors Portfolio	265,874,593	95,687,781	34,573,161
Software and IT Services Portfolio	153,436,114	93,464,356	53,733,786
Tech Hardware Portfolio	29,398,337	15,716,383	2,088,914
Technology Portfolio	1,623,599,781	1,355,001,228	29,566,409

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount ($)
IT Services Portfolio	2,381
Software and IT Services Portfolio	3,500
Tech Hardware Portfolio	39,342
Technology Portfolio	34,082

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
IT Services Portfolio	$7,137
Semiconductors Portfolio	11,184
Software and IT Services Portfolio	21,808
Tech Hardware Portfolio	1,426
Technology Portfolio	21,099

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
IT Services Portfolio	$22,115	$2,050	$798,409
Semiconductors Portfolio	$7,669	$–	$–
Software and IT Services Portfolio	$13,155	$–	$–
Tech Hardware Portfolio	$3,217	$–	$–
Technology Portfolio	$58,870	$7,430	$–

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
IT Services Portfolio	$3,708,000.57%		$236
Technology Portfolio	$10,718,250.57%		$8,139

9. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Software and IT Services Portfolio	$138

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
IT Services Portfolio	$90,818
Semiconductors Portfolio	176,646
Software and IT Services Portfolio	295,893
Tech Hardware Portfolio	19,756
Technology Portfolio	285,724

10. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

11. Merger Information.

On November 12, 2021, Tech Hardware Portfolio acquired all of the assets and assumed all of the liabilities of Communications Equipment Portfolio ("Target Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The securities held by the Target Fund were the primary assets acquired by the Fund. The acquisition was accomplished by an exchange of shares of the Fund for shares then outstanding of the Target Fund at its respective net asset value on the acquisition date. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective and lower projected expenses. For financial reporting purposes, the assets and liabilities of the Target Fund and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund were carried forward and will be utilized for purposes of the Fund's ongoing reporting of realized and unrealized gains and losses to more closely align subsequent reporting of realized gains with amounts distributable to shareholders for tax purposes. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

Target Fund	Investments $	Unrealized appreciation (depreciation) $	Net Assets $	Shares Exchanged	Shares Exchanged Ratio
Communications Equipment Portfolio	187,085,638	75,879,300	189,381,924	1,755,160	.4176867470

Surviving Fund	Net Assets $	Total net assets after the acquisition $
Tech Hardware Portfolio	798,971,790	988,353,714

Pro forma results of operations of the combined entity for the entire period ended February 28, 2022, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$3,770,342
Total net realized gain (loss)	191,061,539
Total change in net unrealized appreciation (depreciation)	(130,804,365)
Net increase (decrease) in net assets resulting from operations	$64,027,516

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Tech Hardware Portfolio's accompanying Statement of Operations since November 12, 2021.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of IT Services Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Tech Hardware Portfolio and Technology Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of IT Services Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Tech Hardware Portfolio and Technology Portfolio (five of the funds constituting Fidelity Select Portfolios, referred to hereafter as the “Funds”) as of February 28, 2022, the related statements of operations for the year ended February 28, 2022, the statements of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodians, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 12, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 317 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2021 to February 28, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During Period-B September 1, 2021 to February 28, 2022
IT Services Portfolio	.69%
Actual		$1,000.00	$781.00	$3.05
Hypothetical-C		$1,000.00	$1,021.37	$3.46
Semiconductors Portfolio	.67%
Actual		$1,000.00	$1,046.80	$3.40
Hypothetical-C		$1,000.00	$1,021.47	$3.36
Software and IT Services Portfolio	.67%
Actual		$1,000.00	$867.20	$3.10
Hypothetical-C		$1,000.00	$1,021.47	$3.36
Tech Hardware Portfolio	.71%
Actual		$1,000.00	$969.10	$3.47
Hypothetical-C		$1,000.00	$1,021.27	$3.56
Technology Portfolio	.67%
Actual		$1,000.00	$896.30	$3.15
Hypothetical-C		$1,000.00	$1,021.47	$3.36

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
IT Services Portfolio	04/11/22	04/08/22	$7.553
Semiconductors Portfolio	04/11/22	04/08/22	$0.696
Software and IT Services Portfolio	04/11/22	04/08/22	$0.929
Tech Hardware Portfolio	04/11/22	04/08/22	$12.129
Technology Portfolio	04/11/22	04/08/22	$0.705

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2022, or, if subsequently determined to be different, the net capital gain of such year.

IT Services Portfolio	$679,604,538
Semiconductors Portfolio	$656,784,255
Software and IT Services Portfolio	$999,565,921
Tech Hardware Portfolio	$134,069,112
Technology Portfolio	$756,714,999

Communications Equipment Portfolio hereby designates as a capital gain dividend with respect to the taxable year ended November 12, 2021, $10,780,062, or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2021	November 2021	December 2021
IT Services Portfolio	100%	–	13%
Semiconductors Portfolio	29%	–	57%
Software and IT Services Portfolio	16%	–	69%
Tech Hardware Portfolio	2%	12%	12%
Technology Portfolio	2%	–	8%
Communications Equipment Portfolio	94%	20%	–

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2021	November 2021	December 2021
IT Services Portfolio	100%	–	17%
Semiconductors Portfolio	35%	–	68%
Software and IT Services Portfolio	18%	–	76%
Tech Hardware Portfolio	49%	29%	29%
Technology Portfolio	3%	–	10%
Communications Equipment Portfolio	95%	24%	–

A percentage of the dividends distributed during the fiscal year for the following fund qualifies as a section 199A dividend:

Tech Hardware Portfolio
April 2021	1%

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

	April 2021	November 2021	December 2021
IT Services Portfolio	100.00%	–	100.00%
Semiconductors Portfolio	99.65%	–	100.00%
Software and IT Services Portfolio	100.00%	–	100.00%
Tech Hardware Portfolio	99.95%	99.97%	95.63%
Technology Portfolio	100.00%	–	100.00%
Communications Equipment Portfolio	–	99.95%	–

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Tech Hardware Portfolio	04/12/21	$0.6100	$0.1054

The funds will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of Computers Portfolio's shareholders was held on October 20, 2021. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 2

To modify Computers Portfolio's fundamental concentration policy.

	# of Votes	% of Votes
Affirmative	375,326,780.69	89.460
Against	25,336,632.28	6.039
Abstain	18,883,835.89	4.501

TOTAL	419,547,266.86	100.000

SELTEC-ANN-0422
1.813669.117

Fidelity® Select Portfolios®
Materials Sector

Chemicals Portfolio

Gold Portfolio

Materials Portfolio

Annual Report

February 28, 2022

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Chemicals Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Gold Portfolio
Performance
Management's Discussion of Fund Performance
Consolidated Investment Summary
Consolidated Schedule of Investments
Consolidated Financial Statements
Notes to Consolidated Financial Statements
Materials Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Chemicals Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Chemicals Portfolio	16.90%	7.12%	10.21%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Chemicals Portfolio on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$26,441	Chemicals Portfolio
$39,037	S&P 500® Index

Chemicals Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager David Wagner:  For the fiscal year ending February 28, 2022, the fund gained 16.90%, outperforming the 11.18% advance of the MSCI U.S. IMI Chemicals 25/50 Linked Index, as well as the broad-based S&P 500® index. Versus the industry index, security selection was the primary contributor, especially in the commodity chemicals category. Stock picks in fertilizers & agricultural chemicals and an overweighting in diversified chemicals also helped. The biggest individual relative contributor was an overweight position in Olin (+67%). Olin was among the fund's biggest holdings this period, but we reduced our exposure. Also bolstering performance was an underweighting in Ecolab, which returned about -15%. Another notable relative contributor was an overweighting in Huntsman (+52%), which was one of our largest holdings as of February 28. Conversely, the biggest detractor from performance versus the industry index was an overweighting in commodity chemicals. Stock selection in metal & glass containers and an underweighting in industrial gases also hurt relative performance. The biggest individual relative detractor was an underweight position in Albemarle (+26%). This period we increased our stake. Also holding back performance was our lighter-than-index stake in FMC, which gained about 17%. FMC was not held at period end. Another notable relative detractor was our outsized stake in Ashland Global Holdings (+2%), a position that was sold the past 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Chemicals Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
Linde PLC	20.3
Sherwin-Williams Co.	8.8
Corteva, Inc.	6.0
DuPont de Nemours, Inc.	5.5
The Mosaic Co.	4.8
Huntsman Corp.	4.1
Air Products & Chemicals, Inc.	4.0
PPG Industries, Inc.	3.9
CF Industries Holdings, Inc.	3.6
Eastman Chemical Co.	3.4
64.4

Top Industries (% of fund's net assets)

As of February 28, 2022
Chemicals	97.8%
Trading Companies & Distributors	2.0%
All Others*	0.2%

* Includes short-term investments and net other assets (liabilities).

Chemicals Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
Chemicals - 97.8%
Commodity Chemicals - 12.7%
Cabot Corp.	52,700	$3,855,532
Dow, Inc.	211,000	12,440,560
LG Chemical Ltd.	6,770	3,213,000
LyondellBasell Industries NV Class A	23,800	2,314,074
Olin Corp.	243,700	12,552,987
Orion Engineered Carbons SA	523,726	8,138,702
Trinseo PLC (a)	186,700	9,700,932
Tronox Holdings PLC	1,075,669	21,836,081
Westlake Corp.	196,756	21,704,154
		95,756,022
Diversified Chemicals - 6.6%
Huntsman Corp.	777,800	31,454,232
The Chemours Co. LLC	676,559	18,673,028
		50,127,260
Fertilizers & Agricultural Chemicals - 14.4%
CF Industries Holdings, Inc.	335,417	27,232,506
Corteva, Inc.	869,893	45,260,533
The Mosaic Co.	699,000	36,648,570
		109,141,609
Industrial Gases - 24.3%
Air Products & Chemicals, Inc.	129,311	30,556,189
Linde PLC	524,916	153,926,369
		184,482,558
Specialty Chemicals - 39.8%
Albemarle Corp. U.S.	84,900	16,631,061
Avient Corp.	165,000	8,644,350
Axalta Coating Systems Ltd. (b)	288,400	7,798,336
Celanese Corp. Class A	182,300	25,390,744
DuPont de Nemours, Inc.	543,894	42,081,079
Eastman Chemical Co.	215,200	25,494,744
Ecolab, Inc.	101,300	17,855,138
Element Solutions, Inc.	1,002,243	24,635,133
H.B. Fuller Co.	118,100	8,074,497
HEXPOL AB (B Shares)	492,700	5,041,094
International Flavors & Fragrances, Inc.	174,316	23,184,028
Livent Corp. (b)	200	4,710
PPG Industries, Inc.	221,000	29,492,450
Quaker Houghton (a)	3,900	723,879
Sherwin-Williams Co.	255,099	67,124,200
		302,175,443

TOTAL CHEMICALS		741,682,892

Trading Companies & Distributors - 2.0%
Trading Companies & Distributors - 2.0%
Univar, Inc. (b)	497,800	15,287,438
TOTAL COMMON STOCKS
(Cost $452,434,012)		756,970,330

Money Market Funds - 0.4%
Fidelity Cash Central Fund 0.07% (c)	1,042,234	1,042,443
Fidelity Securities Lending Cash Central Fund 0.07% (c)(d)	2,247,028	2,247,252
TOTAL MONEY MARKET FUNDS
(Cost $3,289,695)		3,289,695
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $455,723,707)		760,260,025
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(1,360,383)
NET ASSETS - 100%		$758,899,642

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$322,782	$102,442,983	$101,723,322	$1,761	$--	$--	$1,042,443	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	23,872,852	78,420,947	100,046,547	38,315	--	--	2,247,252	0.0%
Total	$24,195,634	$180,863,930	$201,769,869	$40,076	$--	$--	$3,289,695

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$756,970,330	$748,716,236	$8,254,094	$--
Money Market Funds	3,289,695	3,289,695	--	--
Total Investments in Securities:	$760,260,025	$752,005,931	$8,254,094	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	72.0%
Ireland	21.6%
United Kingdom	2.9%
Luxembourg	1.1%
Bermuda	1.0%
Others (Individually Less Than 1%)	1.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Chemicals Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $2,120,076) — See accompanying schedule: Unaffiliated issuers (cost $452,434,012)	$756,970,330
Fidelity Central Funds (cost $3,289,695)	3,289,695
Total Investment in Securities (cost $455,723,707)		$760,260,025
Receivable for fund shares sold		229,252
Dividends receivable		1,528,616
Distributions receivable from Fidelity Central Funds		343
Prepaid expenses		7,241
Other receivables		160,345
Total assets		762,185,822
Liabilities
Payable for fund shares redeemed	$386,358
Accrued management fee	339,007
Other affiliated payables	134,979
Other payables and accrued expenses	190,736
Collateral on securities loaned	2,235,100
Total liabilities		3,286,180
Net Assets		$758,899,642
Net Assets consist of:
Paid in capital		$427,878,762
Total accumulated earnings (loss)		331,020,880
Net Assets		$758,899,642
Net Asset Value, offering price and redemption price per share ($758,899,642 ÷ 44,786,516 shares)		$16.94

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$12,594,315
Income from Fidelity Central Funds (including $38,315 from security lending)		40,076
Total income		12,634,391
Expenses
Management fee	$4,166,413
Transfer agent fees	1,363,839
Accounting fees	275,376
Custodian fees and expenses	6,108
Independent trustees' fees and expenses	2,836
Registration fees	34,728
Audit	49,791
Legal	1,480
Miscellaneous	5,684
Total expenses before reductions	5,906,255
Expense reductions	(18,141)
Total expenses after reductions		5,888,114
Net investment income (loss)		6,746,277
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,082,629
Foreign currency transactions	(3,566)
Total net realized gain (loss)		54,079,063
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	56,433,442
Assets and liabilities in foreign currencies	(26,186)
Total change in net unrealized appreciation (depreciation)		56,407,256
Net gain (loss)		110,486,319
Net increase (decrease) in net assets resulting from operations		$117,232,596

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,746,277	$8,353,372
Net realized gain (loss)	54,079,063	17,936,269
Change in net unrealized appreciation (depreciation)	56,407,256	200,509,119
Net increase (decrease) in net assets resulting from operations	117,232,596	226,798,760
Distributions to shareholders	(9,969,040)	(7,889,774)
Share transactions
Proceeds from sales of shares	88,405,055	51,330,497
Reinvestment of distributions	9,337,590	7,425,299
Cost of shares redeemed	(146,786,766)	(233,425,777)
Net increase (decrease) in net assets resulting from share transactions	(49,044,121)	(174,669,981)
Total increase (decrease) in net assets	58,219,435	44,239,005
Net Assets
Beginning of period	700,680,207	656,441,202
End of period	$758,899,642	$700,680,207
Other Information
Shares
Sold	5,113,175	4,348,003
Issued in reinvestment of distributions	520,200	515,288
Redeemed	(8,619,384)	(19,763,574)
Net increase (decrease)	(2,986,009)	(14,900,283)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Chemicals Portfolio

Years ended February 28,	2022	2021	2020 A	2019 B	2018 B
Selected Per–Share Data
Net asset value, beginning of period	$14.67	$10.47	$13.57	$17.34	$16.24
Income from Investment Operations
Net investment income (loss)C,D	.15	.15	.15	.23	.19
Net realized and unrealized gain (loss)	2.34	4.21	(2.39)	(2.17)	2.36
Total from investment operations	2.49	4.36	(2.24)	(1.94)	2.55
Distributions from net investment income	(.14)	(.16)	(.20)	(.21)	(.16)
Distributions from net realized gain	(.08)	–	(.66)	(1.62)	(1.29)
Total distributions	(.22)	(.16)	(.86)	(1.83)	(1.45)
Net asset value, end of period	$16.94	$14.67	$10.47	$13.57	$17.34
Total ReturnE	16.90%	41.65%	(17.63)%	(11.10)%	16.31%
Ratios to Average Net AssetsD,F,G
Expenses before reductions	.74%	.79%	.78%	.77%	.77%
Expenses net of fee waivers, if any	.74%	.79%	.78%	.77%	.77%
Expenses net of all reductions	.74%	.78%	.77%	.76%	.77%
Net investment income (loss)	.85%	1.28%	1.21%	1.50%	1.12%
Supplemental Data
Net assets, end of period (000 omitted)	$758,900	$700,680	$656,441	$1,153,379	$1,790,221
Portfolio turnover rateH	15%	50%	77%	62%	62%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2022

1. Organization.

Chemicals Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Chemicals Portfolio	$158,258

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred Trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$312,915,750
Gross unrealized depreciation	(9,073,701)
Net unrealized appreciation (depreciation)	$303,842,049
Tax Cost	$456,417,976

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$334,556
Undistributed long-term capital gain	$27,012,158
Net unrealized appreciation (depreciation) on securities and other investments	$303,821,813

The tax character of distributions paid was as follows:

	February 28, 2022	February 28, 2021
Ordinary Income	$6,405,447	$ 7,889,774
Long-term Capital Gains	3,563,593	–
Total	$9,969,040	$ 7,889,774

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Chemicals Portfolio	119,121,545	170,440,346

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Chemicals Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Chemicals Portfolio	$4,227

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Chemicals Portfolio	9,651,125	7,639,066	3,864,653

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Chemicals Portfolio	$1,322

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Chemicals Portfolio	$752	$–	$–

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $18,141.

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Gold Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	4.02%	5.13%	(4.97)%
Class M (incl. 3.50% sales charge)	6.23%	5.32%	(5.01)%
Class C (incl. contingent deferred sales charge)	8.62%	5.66%	(4.94)%
Gold Portfolio	10.71%	6.72%	(4.11)%
Class I	10.74%	6.73%	(4.08)%
Class Z	10.88%	6.82%	(4.04)%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Gold Portfolio, a class of the fund, on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$6,570	Gold Portfolio
$39,037	S&P 500® Index

Gold Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Steven Calhoun:  For the fiscal year ending February 28, 2022, the fund's share classes (excluding sales charges, if applicable) gained roughly 10% to 11%, underperforming the 11.31% gain of the S&P Global BMI Gold Capped Index 20/45 Linked Index, as well as the broad-based S&P 500® index. The primary detractor from performance versus the industry index was our security selection in silver. Security selection in diversified metals & mining and precious metals & minerals also hurt. The biggest individual relative detractor was an underweight position in Gold Fields (+74%), which was among the largest holdings at period end. Our position in Gatos Silver (-76%) was a key detractor. We increased our out-of-index position the past 12 months. Another notable relative detractor was an out-of-index stake in Pure Gold Mining (-55%). In contrast, the biggest contributor to performance versus the industry index was our stock picks in gold. Not owning Polymetal International, an index component that returned -75%, was the fund's top individual relative contributor. Our second-largest relative contributor this period was avoiding Polyus Gold, an index component that returned approximately -42%. Another notable relative contributor was an outsized stake in Wesdome Gold Mines (+68%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Gold Portfolio

Investment Summary (Unaudited)

The information in the following tables is based on the consolidated investments of the Fund.

Top Ten Holdings as of February 28, 2022

(excluding repurchase agreements)	% of fund's net assets
Newmont Corp.	15.1
Barrick Gold Corp. (Canada)	11.0
Franco-Nevada Corp.	9.3
Agnico Eagle Mines Ltd. (Canada)	6.5
Wheaton Precious Metals Corp.	6.3
Newcrest Mining Ltd.	4.3
Gold Fields Ltd.	4.0
Northern Star Resources Ltd.	3.6
Orla Mining Ltd.	2.9
Evolution Mining Ltd.	2.7
65.7

Top Industries (% of fund's net assets)

As of February 28, 2022
Gold	92.6%
Silver	2.4%
Diversified Metals & Mining	2.1%
Copper	1.1%
Commodities & Related Investments*	0.8%
Precious Metals & Minerals	0.5%
All Others**	0.5%

 * Includes gold bullion and/or silver bullion.

 ** Includes short-term investments and net other assets (liabilities).

Geographic Diversification (% of fund's net assets)

As of February 28, 2022
Canada	64.2%
United States of America*	20.8%
Australia	10.6%
South Africa	4.0%
United Kingdom	0.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Gold Portfolio

Consolidated Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Australia - 10.6%
Metals & Mining - 10.6%
Gold - 10.6%
Evolution Mining Ltd.	15,000,000	$46,519,515
Newcrest Mining Ltd.	4,000,000	74,576,484
Northern Star Resources Ltd.	8,500,000	63,649,300
		184,745,299
Canada - 64.2%
Metals & Mining - 64.2%
Diversified Metals & Mining - 2.1%
BeMetals Corp. (a)	2,000,000	347,140
New Pacific Metals Corp. (a)(b)	3,000,000	9,396,450
Triple Flag Precious Metals Corp.	1,000,000	12,230,000
Western Copper & Gold Corp. (TSX) (a)(b)(c)	8,000,000	14,327,416
		36,301,006
Gold - 61.1%
Agnico Eagle Mines Ltd. (Canada)	2,250,000	113,662,722
Alamos Gold, Inc.	3,000,000	22,106,509
Artemis Gold, Inc. (a)	2,500,000	12,189,349
Ascot Resources Ltd. (a)(c)(d)	20,000,000	17,199,211
B2Gold Corp. (a)	7,000,000	28,276,134
Barrick Gold Corp. (Canada) (b)	8,500,000	192,130,178
Bonterra Resources, Inc. (a)(c)	6,000,000	6,011,834
Bonterra Resources, Inc. (c)(d)	1,500,000	1,352,663
Franco-Nevada Corp.	1,100,000	161,992,899
Gold Standard Ventures Corp. (a)(b)(c)	25,000,000	10,256,410
i-80 Gold Corp. (a)(c)	10,000,000	21,696,252
i-80 Gold Corp. (c)	2,500,000	5,369,822
i-80 Gold Corp. warrants 9/30/22 (a)(c)	625,000	76,880
Kinross Gold Corp.	5,000,000	24,930,966
Lundin Gold, Inc. (a)	3,000,000	24,189,349
Maple Gold Mines Ltd. (a)(b)(c)	20,000,000	5,285,996
Marathon Gold Corp. (a)(b)	10,000,000	22,406,312
Nomad Royalty Co. Ltd.	1,000,000	6,477,318
Novagold Resources, Inc. (a)	3,000,000	20,994,083
OceanaGold Corp. (a)	10,000,000	18,856,016
Orla Mining Ltd. (a)(b)(c)	13,000,000	51,692,308
Osisko Development Corp. rights (a)(d)(e)	2,000,000	8,921,251
Osisko Gold Royalties Ltd.	2,000,000	24,694,280
Osisko Mining, Inc. (a)	6,000,000	18,603,550
Pretium Resources, Inc. (a)	1,000,000	14,587,771
Pure Gold Mining, Inc. (a)(b)(c)	25,000,000	16,173,570
Pure Gold Mining, Inc. warrants 3/28/23 (a)(c)	1,500,000	58,434
Seabridge Gold, Inc. (a)	1,000,000	17,285,996
Skeena Resources Ltd. (a)(b)	2,000,000	20,875,740
Torex Gold Resources, Inc. (a)	1,000,000	12,686,391
Victoria Gold Corp. (a)	2,000,000	25,341,223
Wesdome Gold Mines, Inc. (a)	2,500,000	28,145,957
Wheaton Precious Metals Corp.	2,500,000	109,546,351
Yamana Gold, Inc.	1,000,000	4,915,187
		1,068,988,912
Precious Metals & Minerals - 0.5%
SilverCrest Metals, Inc. (a)	1,000,000	8,702,170
Silver - 0.5%
Alexco Resource Corp. (a)(b)	5,000,000	7,928,994
GoGold Resources, Inc. (a)	335,200	793,373
		8,722,367
TOTAL METALS & MINING		1,122,714,455
South Africa - 4.0%
Metals & Mining - 4.0%
Gold - 4.0%
Gold Fields Ltd.	5,000,000	69,618,878
United Kingdom - 0.4%
Metals & Mining - 0.4%
Gold - 0.4%
Solgold PLC (a)	20,000,000	8,017,158
United States of America - 19.5%
Metals & Mining - 19.5%
Copper - 1.1%
Freeport-McMoRan, Inc.	400,000	18,780,000
Gold - 16.5%
Newmont Corp.	4,000,000	264,799,998
Royal Gold, Inc.	200,000	24,252,000
		289,051,998
Silver - 1.9%
Gatos Silver, Inc. (a)(b)(c)	5,000,000	16,850,000
Hecla Mining Co. (b)	3,000,000	17,280,000
		34,130,000
TOTAL METALS & MINING		341,961,998
TOTAL COMMON STOCKS
(Cost $1,134,297,911)		1,727,057,788
	Troy Ounces

Commodities - 0.8%
Gold Bullion(a)
(Cost $6,051,546)	6,980	13,333,056
	Shares

Money Market Funds - 9.4%
Fidelity Cash Central Fund 0.07% (f)	58,592,186	58,603,905
Fidelity Securities Lending Cash Central Fund 0.07% (f)(g)	105,800,197	105,810,777
TOTAL MONEY MARKET FUNDS
(Cost $164,414,682)		164,414,682
TOTAL INVESTMENT IN SECURITIES - 108.9%
(Cost $1,304,764,139)		1,904,805,526
NET OTHER ASSETS (LIABILITIES) - (8.9)%		(155,354,042)
NET ASSETS - 100%		$1,749,451,484

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,921,251 or 0.5% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Osisko Development Corp. rights	2/9/22	$7,024,190

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$17,142,312	$507,914,722	$466,453,129	$7,815	$--	$--	$58,603,905	0.1%
Fidelity Securities Lending Cash Central Fund 0.07%	1,230,395	648,277,216	543,696,834	396,154	--	--	105,810,777	0.3%
Total	$18,372,707	$1,156,191,938	$1,010,149,963	$403,969	$--	$--	$164,414,682

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Consolidated Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Consolidated Subsidiary

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Select Cayman Gold Ltd.	$12,094,884	$--	$--	$--	$--	$1,258,285	$13,353,169

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Ascot Resources Ltd.	$--	$15,754,219	$--	$--	$--	$1,444,992	$17,199,211
Battle North Gold Corp.	11,931,045	--	18,949,829	--	5,997,126	1,021,658	--
Bonterra Resources, Inc.	--	4,388,009	--	--	--	--	--
Bonterra Resources, Inc.	--	776,877	--	--	--	846,948	6,011,834
Bonterra Resources, Inc.	--	1,422,470	--	--	--	(69,807)	1,352,663
Gatos Silver, Inc.	15,633,204	15,966,871	--	--	--	(14,750,075)	16,850,000
Gold Standard Ventures Corp.	14,928,498	1,424,335	376,999	--	(68,120)	(5,651,304)	10,256,410
i-80 Gold Corp.	--	15,180,925	--	--	--	1,364,909	21,696,252
i-80 Gold Corp.	--	5,291,646	--	--	--	78,176	5,369,822
i-80 Gold Corp. warrants 9/30/22	--	--	--	--	--	76,540	76,880
Maple Gold Mines Ltd.	4,243,281	--	--	--	--	1,042,715	5,285,996
Orla Mining Ltd.	41,395,568	4,128,993	166,876	--	8,012	6,326,611	51,692,308
Premier Gold Mines Ltd.	27,251,297	--	4,523,160	8,060,976	412,961	(11,170,783)	--
Pure Gold Mining, Inc.	14,167,052	10,678,008	352,930	--	(85,452)	(10,715,964)	16,173,570
Pure Gold Mining, Inc. warrants 3/28/23	--	--	--	--	--	58,434	58,434
Western Copper & Gold Corp.	--	888,853	--	--	--	--	--
Western Copper & Gold Corp. (TSX)	11,659,180	648,417	308,568	--	92,622	1,346,912	14,327,416
Total	$141,209,125	$76,549,623	$24,678,362	$8,060,976	$6,357,149	$(28,750,038)	$166,350,796

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,727,057,788	$1,633,642,702	$93,415,086	$--
Commodities	13,333,056	13,333,056	--	--
Money Market Funds	164,414,682	164,414,682	--	--
Total Investments in Securities:	$1,904,805,526	$1,811,390,440	$93,415,086	$--

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $100,016,682) — See accompanying schedule: Unaffiliated issuers (cost $974,398,246)	$1,560,706,992
Fidelity Central Funds (cost $164,414,682)	164,414,682
Commodities (cost $6,051,546)	13,333,056
Other affiliated issuers (cost $159,899,665)	166,350,796
Total Investment in Securities (cost $1,304,764,139)		$1,904,805,526
Cash		20,555
Foreign currency held at value (cost $124,831)		125,131
Receivable for fund shares sold		5,531,148
Dividends receivable		1,269,336
Distributions receivable from Fidelity Central Funds		38,642
Prepaid expenses		5,973
Other receivables		226,865
Total assets		1,912,023,176
Liabilities
Payable for investments purchased
Regular delivery	$34,485,805
Delayed delivery	12,477,318
Payable for fund shares redeemed	8,505,082
Accrued management fee	717,166
Distribution and service plan fees payable	61,220
Other affiliated payables	290,313
Other payables and accrued expenses	223,304
Collateral on securities loaned	105,811,484
Total liabilities		162,571,692
Net Assets		$1,749,451,484
Net Assets consist of:
Paid in capital		$2,616,651,188
Total accumulated earnings (loss)		(867,199,704)
Net Assets		$1,749,451,484
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($86,977,462 ÷ 3,310,587 shares)(a)		$26.27
Maximum offering price per share (100/94.25 of $26.27)		$27.87
Class M:
Net Asset Value and redemption price per share ($26,200,671 ÷ 1,022,404 shares)(a)		$25.63
Maximum offering price per share (100/96.50 of $25.63)		$26.56
Class C:
Net Asset Value and offering price per share ($43,031,208 ÷ 1,775,565 shares)(a)		$24.24
Gold:
Net Asset Value, offering price and redemption price per share ($1,330,601,545 ÷ 49,018,968 shares)		$27.14
Class I:
Net Asset Value, offering price and redemption price per share ($152,798,923 ÷ 5,628,414 shares)		$27.15
Class Z:
Net Asset Value, offering price and redemption price per share ($109,841,675 ÷ 4,044,075 shares)		$27.16

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$31,582,038
Non-Cash dividends (including $8,060,976 earned from other affiliated issuers)		8,060,976
Income from Fidelity Central Funds (including $396,154 from security lending)		403,969
Income before foreign taxes withheld		40,046,983
Less foreign taxes withheld		(2,359,692)
Total income		37,687,291
Expenses
Management fee	$9,448,095
Transfer agent fees	3,068,996
Distribution and service plan fees	836,891
Accounting fees	798,759
Custodian fees and expenses	82,752
Independent trustees' fees and expenses	6,744
Registration fees	138,098
Audit	68,841
Legal	1,371
Interest	890
Miscellaneous	10,777
Total expenses before reductions	14,462,214
Expense reductions	(41,520)
Total expenses after reductions		14,420,694
Net investment income (loss)		23,266,597
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	61,982,583
Affiliated issuers	6,357,149
Foreign currency transactions	1,819
Total net realized gain (loss)		68,341,551
Change in net unrealized appreciation (depreciation) on:
Investments:
Investments	97,697,356
Affiliated issuers	(28,750,038)
Assets and liabilities in foreign currencies	39,243
Commodities	1,260,029
Total change in net unrealized appreciation (depreciation)		70,246,590
Net gain (loss)		138,588,141
Net increase (decrease) in net assets resulting from operations		$161,854,738

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$23,266,597	$3,205,459
Net realized gain (loss)	68,341,551	211,518,523
Change in net unrealized appreciation (depreciation)	70,246,590	78,075,976
Net increase (decrease) in net assets resulting from operations	161,854,738	292,799,958
Distributions to shareholders	(27,126,849)	(91,091,449)
Share transactions - net increase (decrease)	(106,344,853)	(120,585,130)
Total increase (decrease) in net assets	28,383,036	81,123,379
Net Assets
Beginning of period	1,721,068,448	1,639,945,069
End of period	$1,749,451,484	$1,721,068,448

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights

Gold Portfolio Class A

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$24.15	$21.67	$18.52	$18.30	$20.54
Income from Investment Operations
Net investment income (loss)B,C	.27D	(.04)	(.01)E	(.03)	(.12)
Net realized and unrealized gain (loss)	2.20	3.74	3.20	.25	(2.09)
Total from investment operations	2.47	3.70	3.19	.22	(2.21)
Distributions from net investment income	(.35)	(1.22)	(.01)	–	–
Distributions from net realized gain	–	–	(.03)	–	(.03)
Total distributions	(.35)	(1.22)	(.04)	–	(.03)
Net asset value, end of period	$26.27	$24.15	$21.67	$18.52	$18.30
Total ReturnF,G	10.37%	16.59%	17.23%	1.20%	(10.77)%
Ratios to Average Net AssetsC,H,I
Expenses before reductions	1.07%	1.08%	1.13%	1.19%	1.18%
Expenses net of fee waivers, if any	1.07%	1.08%	1.13%	1.18%	1.16%
Expenses net of all reductions	1.07%	1.07%	1.12%	1.18%	1.16%
Net investment income (loss)	1.02%D	(.12)%	(.05)%E	(.15)%	(.58)%
Supplemental Data
Net assets, end of period (000 omitted)	$86,977	$82,989	$64,971	$50,479	$61,703
Portfolio turnover rateJ	38%	46%	56%	37%	13%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.12 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .57%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.26) %.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio Class M

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$23.57	$21.16	$18.11	$17.94	$20.19
Income from Investment Operations
Net investment income (loss)B,C	.19D	(.12)	(.07)E	(.07)	(.17)
Net realized and unrealized gain (loss)	2.16	3.67	3.12	.24	(2.05)
Total from investment operations	2.35	3.55	3.05	.17	(2.22)
Distributions from net investment income	(.29)	(1.14)	–	–	–
Distributions from net realized gain	–	–	–	–	(.03)
Total distributions	(.29)	(1.14)	–	–	(.03)
Net asset value, end of period	$25.63	$23.57	$21.16	$18.11	$17.94
Total ReturnF,G	10.08%	16.28%	16.84%	.95%	(11.04)%
Ratios to Average Net AssetsC,H,I
Expenses before reductions	1.36%	1.37%	1.42%	1.48%	1.48%
Expenses net of fee waivers, if any	1.35%	1.37%	1.42%	1.46%	1.47%
Expenses net of all reductions	1.35%	1.36%	1.41%	1.46%	1.47%
Net investment income (loss)	.74%D	(.42)%	(.34)%E	(.43)%	(.88)%
Supplemental Data
Net assets, end of period (000 omitted)	$26,201	$24,535	$19,620	$17,401	$19,355
Portfolio turnover rateJ	38%	46%	56%	37%	13%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .29%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.56) %.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio Class C

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$22.30	$20.07	$17.24	$17.15	$19.36
Income from Investment Operations
Net investment income (loss)B,C	.08D	(.22)	(.14)E	(.13)	(.24)
Net realized and unrealized gain (loss)	2.05	3.49	2.97	.22	(1.95)
Total from investment operations	2.13	3.27	2.83	.09	(2.19)
Distributions from net investment income	(.19)	(1.04)	–	–	–
Distributions from net realized gain	–	–	–	–	(.02)
Total distributions	(.19)	(1.04)	–	–	(.02)
Net asset value, end of period	$24.24	$22.30	$20.07	$17.24	$17.15
Total ReturnF,G	9.62%	15.81%	16.42%	.52%	(11.35)%
Ratios to Average Net AssetsC,H,I
Expenses before reductions	1.77%	1.78%	1.80%	1.84%	1.85%
Expenses net of fee waivers, if any	1.77%	1.78%	1.80%	1.83%	1.83%
Expenses net of all reductions	1.77%	1.77%	1.79%	1.83%	1.83%
Net investment income (loss)	.32%D	(.83)%	(.72)%E	(.80)%	(1.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$43,031	$51,195	$52,375	$67,760	$92,724
Portfolio turnover rateJ	38%	46%	56%	37%	13%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.12) %.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.94) %.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$24.93	$22.33	$19.07	$18.78	$21.02
Income from Investment Operations
Net investment income (loss)B,C	.36D	.06	.06E	.03	(.05)
Net realized and unrealized gain (loss)	2.27	3.84	3.30	.26	(2.14)
Total from investment operations	2.63	3.90	3.36	.29	(2.19)
Distributions from net investment income	(.42)	(1.30)	(.06)	–	–
Distributions from net realized gain	–	–	(.03)	–	(.05)
Total distributions	(.42)	(1.30)	(.10)F	–	(.05)
Net asset value, end of period	$27.14	$24.93	$22.33	$19.07	$18.78
Total ReturnG	10.71%	16.96%	17.60%	1.54%	(10.47)%
Ratios to Average Net AssetsC,H,I
Expenses before reductions	.76%	.76%	.79%	.86%	.86%
Expenses net of fee waivers, if any	.76%	.76%	.79%	.85%	.85%
Expenses net of all reductions	.76%	.75%	.78%	.85%	.84%
Net investment income (loss)	1.33%D	.19%	.29%E	.18%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,330,602	$1,319,440	$1,292,204	$1,035,697	$1,011,412
Portfolio turnover rateJ	38%	46%	56%	37%	13%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.12 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .89%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .07%.

 F Total distributions per share do not sum due to rounding.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio Class I

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$24.93	$22.33	$19.07	$18.78	$21.02
Income from Investment Operations
Net investment income (loss)B,C	.36D	.05	.06E	.04	(.05)
Net realized and unrealized gain (loss)	2.27	3.85	3.30	.25	(2.14)
Total from investment operations	2.63	3.90	3.36	.29	(2.19)
Distributions from net investment income	(.41)	(1.30)	(.07)	–	–
Distributions from net realized gain	–	–	(.03)	–	(.05)
Total distributions	(.41)	(1.30)	(.10)	–	(.05)
Net asset value, end of period	$27.15	$24.93	$22.33	$19.07	$18.78
Total ReturnF	10.74%	16.96%	17.60%	1.54%	(10.47)%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.76%	.77%	.79%	.84%	.85%
Expenses net of fee waivers, if any	.76%	.77%	.79%	.82%	.83%
Expenses net of all reductions	.76%	.76%	.77%	.82%	.83%
Net investment income (loss)	1.33%D	.18%	.30%E	.21%	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$152,799	$137,617	$115,699	$84,956	$61,677
Portfolio turnover rateI	38%	46%	56%	37%	13%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.12 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .89%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .08%.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio Class Z

Years ended February 28,	2022	2021	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$24.94	$22.34	$19.08	$16.62
Income from Investment Operations
Net investment income (loss)C,D	.40E	.09	.10F	.07
Net realized and unrealized gain (loss)	2.27	3.85	3.29	2.39
Total from investment operations	2.67	3.94	3.39	2.46
Distributions from net investment income	(.45)	(1.34)	(.10)	–
Distributions from net realized gain	–	–	(.03)	–
Total distributions	(.45)	(1.34)	(.13)	–
Net asset value, end of period	$27.16	$24.94	$22.34	$19.08
Total ReturnG,H	10.88%	17.12%	17.75%	14.80%
Ratios to Average Net AssetsD,I,J
Expenses before reductions	.63%	.64%	.65%	.68%K
Expenses net of fee waivers, if any	.62%	.64%	.64%	.68%K
Expenses net of all reductions	.62%	.62%	.63%	.67%K
Net investment income (loss)	1.47%E	.32%	.44%F	.97%K
Supplemental Data
Net assets, end of period (000 omitted)	$109,842	$105,293	$95,076	$3,037
Portfolio turnover rateL	38%	46%	56%	37%

 A For the year ended February 29.

 B For the period October 2, 2018 (commencement of sale of shares) through February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.12 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.02%.

 F Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .22%.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 K Annualized

 L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the consolidated financial statements.

Notes to Consolidated Financial Statements

For the period ended February 28, 2022

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class M, Class C, Gold, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Consolidated Subsidiary.

The Funds included in the table below hold certain commodity-related investments through a wholly owned subsidiary (the "Subsidiary"). As of period end, the investments in the Subsidiaries, were as follows:

	Subsidiary Name	$ Amount	% of Fund's Net Assets
Gold Portfolio	Fidelity Select Gold Cayman Ltd.	13,353,169.8

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

3. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Consolidated Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

4. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2022 is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Consolidated Statement of Operations in "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Gold Portfolio	$146,461

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2022, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporations, deferred Trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes on a consolidated basis were as follows:

Gross unrealized appreciation	$589,410,467
Gross unrealized depreciation	(109,648,668)
Net unrealized appreciation (depreciation)	$479,761,799
Tax Cost	$1,425,043,727

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,225,610
Capital loss carryforward	$(1,352,089,631)
Net unrealized appreciation (depreciation) on securities and other investments	$479,801,018

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(199,931,688)
Long-term	(1,152,157,943)
Total capital loss carryforward	$(1,352,089,631)

The tax character of distributions paid was as follows:

	February 28, 2022	February 28, 2021
Ordinary Income	$27,126,849	$ 91,091,449

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Consolidated Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Consolidated Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Gold Portfolio	676,029,674	787,202,466

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

The investment adviser, either through itself or through an affiliate provides investment management related services to the Subsidiary. The Subsidiary does not pay the investment adviser a fee for these services. Under the management contract with the subsidiary, the investment adviser pays all other expenses of the Subsidiary, except custodian fees.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$218,219	$5,960
Class M	.25%	.25%	134,412	250
Class C	.75%	.25%	484,260	35,819
			$836,891	$42,029

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$47,939
Class M	5,437
Class C(a)	3,448
$56,824

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$206,271.24
Class M	73,159.27
Class C	90,665.19
Gold	2,396,014.17
Class I	257,001.17
Class Z	45,886.04
	$3,068,996

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Gold Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Gold Portfolio	$6,753

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Gold Portfolio	Borrower	$7,226,214.30%		$849

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Gold Portfolio	6,729,832	28,439,118	8,079,161

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Consolidated Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Gold Portfolio	$3,232

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Gold Portfolio	$41,446	$–	$–

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Consolidated Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Gold Portfolio	$2,574,000.57%		$41

10. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $397.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $41,123.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2022	Year ended February 28, 2021
Gold Portfolio
Distributions to shareholders
Class A	$1,159,197	$4,010,639
Class M	296,704	1,115,063
Class C	340,514	2,524,863
Gold	21,360,877	70,600,050
Class I	2,173,450	7,213,998
Class Z	1,796,107	5,626,836
Total	$27,126,849	$91,091,449

12. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2022	Year ended February 28, 2021	Year ended February 28, 2022	Year ended February 28, 2021
Gold Portfolio
Class A
Shares sold	1,096,721	1,602,411	$29,272,417	$46,307,419
Reinvestment of distributions	47,654	147,580	1,130,833	3,943,292
Shares redeemed	(1,270,387)	(1,311,852)	(33,037,200)	(36,279,681)
Net increase (decrease)	(126,012)	438,139	$(2,633,950)	$13,971,030
Class M
Shares sold	261,284	473,868	$6,743,876	$13,282,274
Reinvestment of distributions	12,798	42,585	296,405	1,111,652
Shares redeemed	(292,712)	(402,439)	(7,361,263)	(10,890,832)
Net increase (decrease)	(18,630)	114,014	$(320,982)	$3,503,094
Class C
Shares sold	196,401	543,437	$4,759,229	$14,501,134
Reinvestment of distributions	15,464	100,321	339,121	2,470,926
Shares redeemed	(732,472)	(956,996)	(17,728,207)	(23,855,420)
Net increase (decrease)	(520,607)	(313,238)	$(12,629,857)	$(6,883,360)
Gold
Shares sold	15,683,398	34,425,719	$428,540,719	$1,017,936,027
Reinvestment of distributions	836,569	2,470,762	20,495,942	67,701,953
Shares redeemed	(20,431,260)	(41,839,156)	(537,992,891)	(1,230,854,903)
Net increase (decrease)	(3,911,293)	(4,942,675)	$(88,956,230)	$(145,216,923)
Class I
Shares sold	1,719,405	2,639,229	$46,014,104	$75,390,235
Reinvestment of distributions	85,689	255,414	2,100,234	7,033,514
Shares redeemed	(1,696,668)	(2,555,501)	(45,357,188)	(72,639,886)
Net increase (decrease)	108,426	339,142	$2,757,150	$9,783,863
Class Z
Shares sold	1,719,289	3,622,415	$46,800,221	$106,573,896
Reinvestment of distributions	72,350	201,508	1,773,309	5,545,241
Shares redeemed	(1,969,124)	(3,857,752)	(53,134,514)	(107,861,971)
Net increase (decrease)	(177,485)	(33,829)	$(4,560,984)	$4,257,166

13. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

14. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Materials Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	11.81%	7.30%	7.15%
Class M (incl. 3.50% sales charge)	14.18%	7.50%	7.09%
Class C (incl. contingent deferred sales charge)	16.75%	7.77%	7.14%
Materials Portfolio	18.98%	8.88%	8.08%
Class I	18.97%	8.89%	8.09%
Class Z	19.14%	9.00%	8.15%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Materials Portfolio, a class of the fund, on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$21,751	Materials Portfolio
$39,037	S&P 500® Index

Materials Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Jody Simes:  For the fiscal year ending February 28, 2022, the fund's share classes (excluding sales charges, if applicable) gained roughly 18% to 19%, outperforming the 16.84% gain of the MSCI U.S. IMI Materials 25/50 Linked Index, as well as the broad-based S&P 500® index. Versus the sector index, security selection was the primary contributor, especially in the commodity chemicals group. An overweighting and stock selection in fertilizers & agricultural chemicals and security selection in specialty chemicals also bolstered the fund's relative result. The biggest individual relative contributor was an overweight position in Olin (+70%). Olin was among our biggest holdings this period. The fund's non-index stake in Nutrien, a position we established this period, gained 42%. Another notable relative contributor was an overweighting in CF Industries Holdings (+84%). This period we added to our stake. In contrast, the biggest detractors from performance versus the sector index were an underweighting and stock picks in steel. Security selection in copper and an overweighting in construction materials also hurt relative performance. Our largest individual detractor versus the sector index was an out-of-index stake in Lundin Mining (-13%). We considerably reduced our position this period. Also hampering performance was our lighter-than-index stake in Nucor, which gained 124%. Nucor was not held at period end. Another notable relative detractor was our outsized stake in Cleveland-Cliffs (-5%), a position that was sold the past 12 months. Notable changes in positioning include increased exposure to the fertilizers & agricultural chemicals subindustry and a lower allocation to construction materials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On April 1, 2022, Ashley Fernandes assumed co-management responsibilities for the fund, joining Jody Simes. The two will manage the fund together until December 31, 2022, at which point Jody Simes plans to retire and Ashley will become sole Portfolio Manager.

Materials Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
Linde PLC	10.4
Freeport-McMoRan, Inc.	6.5
CF Industries Holdings, Inc.	5.0
Sherwin-Williams Co.	4.7
Newmont Corp.	4.2
Air Products & Chemicals, Inc.	3.7
Albemarle Corp. U.S.	3.7
Ecolab, Inc.	3.6
Corteva, Inc.	3.6
Tronox Holdings PLC	3.4
48.8

Top Industries (% of fund's net assets)

As of February 28, 2022
Chemicals	64.9%
Metals & Mining	19.8%
Containers & Packaging	7.9%
Construction Materials	5.0%
Paper & Forest Products	1.7%
All Others*	0.7%

* Includes short-term investments and net other assets (liabilities).

Materials Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
Chemicals - 64.9%
Commodity Chemicals - 8.7%
LyondellBasell Industries NV Class A	254,400	$24,735,312
Olin Corp.	708,900	36,515,439
Tronox Holdings PLC	1,937,003	39,321,161
		100,571,912
Diversified Chemicals - 1.1%
Huntsman Corp.	317,500	12,839,700
Fertilizers & Agricultural Chemicals - 15.3%
CF Industries Holdings, Inc.	708,100	57,490,639
Corteva, Inc.	797,811	41,510,106
FMC Corp.	59,517	6,978,368
Nutrien Ltd.	387,200	33,300,727
The Mosaic Co.	608,800	31,919,384
The Scotts Miracle-Gro Co. Class A (a)	41,800	5,854,508
		177,053,732
Industrial Gases - 14.1%
Air Products & Chemicals, Inc.	179,800	42,486,740
Linde PLC	410,786	120,458,888
		162,945,628
Specialty Chemicals - 25.7%
Albemarle Corp. U.S.	215,800	42,273,062
Ashland Global Holdings, Inc. (a)	63,700	5,878,236
DuPont de Nemours, Inc.	498,917	38,601,208
Eastman Chemical Co.	73,600	8,719,392
Ecolab, Inc.	238,210	41,986,895
Element Solutions, Inc.	912,100	22,419,418
International Flavors & Fragrances, Inc.	236,415	31,443,195
Livent Corp. (a)(b)	394,897	9,299,824
PPG Industries, Inc.	188,100	25,101,945
RPM International, Inc.	124,500	10,528,965
Sherwin-Williams Co.	204,000	53,678,520
Wacker Chemie AG	39,200	6,073,260
		296,003,920

TOTAL CHEMICALS		749,414,892

Construction Materials - 5.0%
Construction Materials - 5.0%
Martin Marietta Materials, Inc.	64,600	24,509,240
Summit Materials, Inc. (b)	266,800	8,329,496
Vulcan Materials Co.	135,300	24,550,185
		57,388,921
Containers & Packaging - 7.9%
Metal & Glass Containers - 5.5%
Aptargroup, Inc.	93,900	11,444,532
Ball Corp.	299,000	26,832,260
Crown Holdings, Inc.	202,959	24,896,981
		63,173,773
Paper Packaging - 2.4%
Avery Dennison Corp.	102,300	18,025,260
Packaging Corp. of America	70,400	10,362,176
		28,387,436

TOTAL CONTAINERS & PACKAGING		91,561,209

Metals & Mining - 19.8%
Aluminum - 2.0%
Alcoa Corp.	306,900	23,121,846
Copper - 9.3%
First Quantum Minerals Ltd.	856,600	25,120,175
Freeport-McMoRan, Inc.	1,586,300	74,476,785
Lundin Mining Corp.	759,200	7,325,456
		106,922,416
Diversified Metals & Mining - 0.2%
Compass Minerals International, Inc. (a)	43,100	2,526,522
Gold - 4.8%
Newmont Corp.	725,300	48,014,860
Royal Gold, Inc.	62,600	7,590,876
		55,605,736
Steel - 3.5%
Commercial Metals Co.	330,700	12,748,485
Reliance Steel & Aluminum Co.	107,900	20,594,873
Steel Dynamics, Inc.	102,400	7,227,392
		40,570,750

TOTAL METALS & MINING		228,747,270

Paper & Forest Products - 1.7%
Forest Products - 1.7%
Louisiana-Pacific Corp.	172,400	12,404,180
West Fraser Timber Co. Ltd. (a)	73,300	7,316,699
		19,720,879
TOTAL COMMON STOCKS
(Cost $743,769,122)		1,146,833,171

Money Market Funds - 1.9%
Fidelity Cash Central Fund 0.07% (c)	1,212,008	1,212,250
Fidelity Securities Lending Cash Central Fund 0.07% (c)(d)	20,125,143	20,127,155
TOTAL MONEY MARKET FUNDS
(Cost $21,339,405)		21,339,405
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $765,108,527)		1,168,172,576
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(13,748,837)
NET ASSETS - 100%		$1,154,423,739

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$13,784,731	$507,733,289	$520,305,770	$6,766	$--	$--	$1,212,250	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	6,640,430	151,350,454	137,863,729	12,029	--	--	20,127,155	0.1%
Total	$20,425,161	$659,083,743	$658,169,499	$18,795	$--	$--	$21,339,405

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,146,833,171	$1,140,759,911	$6,073,260	$--
Money Market Funds	21,339,405	21,339,405	--	--
Total Investments in Securities:	$1,168,172,576	$1,162,099,316	$6,073,260	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	77.3%
Ireland	10.4%
Canada	6.3%
United Kingdom	3.4%
Netherlands	2.1%
Others (Individually Less Than 1%)	0.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $19,687,341) — See accompanying schedule: Unaffiliated issuers (cost $743,769,122)	$1,146,833,171
Fidelity Central Funds (cost $21,339,405)	21,339,405
Total Investment in Securities (cost $765,108,527)		$1,168,172,576
Foreign currency held at value (cost $20,226)		20,317
Receivable for investments sold		5,946,163
Receivable for fund shares sold		1,054,416
Dividends receivable		1,120,446
Distributions receivable from Fidelity Central Funds		1,460
Prepaid expenses		7,984
Other receivables		198,537
Total assets		1,176,521,899
Liabilities
Payable for fund shares redeemed	$995,022
Accrued management fee	502,474
Distribution and service plan fees payable	62,102
Other affiliated payables	198,035
Other payables and accrued expenses	229,877
Collateral on securities loaned	20,110,650
Total liabilities		22,098,160
Net Assets		$1,154,423,739
Net Assets consist of:
Paid in capital		$793,965,173
Total accumulated earnings (loss)		360,458,566
Net Assets		$1,154,423,739
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($138,218,611 ÷ 1,346,091 shares)(a)		$102.68
Maximum offering price per share (100/94.25 of $102.68)		$108.94
Class M:
Net Asset Value and redemption price per share ($37,100,042 ÷ 365,434 shares)(a)		$101.52
Maximum offering price per share (100/96.50 of $101.52)		$105.20
Class C:
Net Asset Value and offering price per share ($21,260,872 ÷ 215,553 shares)(a)		$98.63
Materials:
Net Asset Value, offering price and redemption price per share ($645,773,122 ÷ 6,252,269 shares)		$103.29
Class I:
Net Asset Value, offering price and redemption price per share ($238,281,586 ÷ 2,311,807 shares)		$103.07
Class Z:
Net Asset Value, offering price and redemption price per share ($73,789,506 ÷ 716,956 shares)		$102.92

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$18,539,840
Income from Fidelity Central Funds (including $12,029 from security lending)		18,795
Total income		18,558,635
Expenses
Management fee	$6,531,166
Transfer agent fees	2,106,088
Distribution and service plan fees	727,664
Accounting fees	399,319
Custodian fees and expenses	19,020
Independent trustees' fees and expenses	4,335
Registration fees	160,789
Audit	49,691
Legal	1,390
Interest	475
Miscellaneous	7,435
Total expenses before reductions	10,007,372
Expense reductions	(29,076)
Total expenses after reductions		9,978,296
Net investment income (loss)		8,580,339
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	32,202,319
Foreign currency transactions	(13,908)
Total net realized gain (loss)		32,188,411
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	129,785,751
Assets and liabilities in foreign currencies	(21,854)
Total change in net unrealized appreciation (depreciation)		129,763,897
Net gain (loss)		161,952,308
Net increase (decrease) in net assets resulting from operations		$170,532,647

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,580,339	$5,000,942
Net realized gain (loss)	32,188,411	30,735,588
Change in net unrealized appreciation (depreciation)	129,763,897	247,967,950
Net increase (decrease) in net assets resulting from operations	170,532,647	283,704,480
Distributions to shareholders	(8,437,183)	(5,297,912)
Share transactions - net increase (decrease)	72,770,453	(36,201,462)
Total increase (decrease) in net assets	234,865,917	242,205,106
Net Assets
Beginning of period	919,557,822	677,352,716
End of period	$1,154,423,739	$919,557,822

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Materials Portfolio Class A

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$87.03	$59.39	$69.57	$88.50	$81.27
Income from Investment Operations
Net investment income (loss)B,C	.46	.33	.58	.84	.55
Net realized and unrealized gain (loss)	15.77	27.72	(10.10)	(12.01)	11.18
Total from investment operations	16.23	28.05	(9.52)	(11.17)	11.73
Distributions from net investment income	(.58)	(.41)	(.66)	(.67)	(.50)
Distributions from net realized gain	–	–	–	(7.09)	(4.00)
Total distributions	(.58)	(.41)	(.66)	(7.76)	(4.50)
Net asset value, end of period	$102.68	$87.03	$59.39	$69.57	$88.50
Total ReturnD,E	18.64%	47.27%	(13.81)%	(12.59)%	14.65%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	1.03%	1.08%	1.08%	1.06%	1.07%
Expenses net of fee waivers, if any	1.03%	1.08%	1.08%	1.06%	1.07%
Expenses net of all reductions	1.03%	1.08%	1.07%	1.05%	1.06%
Net investment income (loss)	.46%	.48%	.87%	1.08%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$138,219	$101,238	$76,869	$126,182	$201,933
Portfolio turnover rateH	43%	36%	69%	77%I	67%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio Class M

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$86.14	$58.84	$68.98	$87.79	$80.66
Income from Investment Operations
Net investment income (loss)B,C	.20	.14	.39	.61	.30
Net realized and unrealized gain (loss)	15.59	27.42	(10.01)	(11.88)	11.08
Total from investment operations	15.79	27.56	(9.62)	(11.27)	11.38
Distributions from net investment income	(.41)	(.26)	(.52)	(.45)	(.25)
Distributions from net realized gain	–	–	–	(7.09)	(4.00)
Total distributions	(.41)	(.26)	(.52)	(7.54)	(4.25)
Net asset value, end of period	$101.52	$86.14	$58.84	$68.98	$87.79
Total ReturnD,E	18.32%	46.86%	(14.05)%	(12.84)%	14.30%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	1.29%	1.36%	1.37%	1.35%	1.36%
Expenses net of fee waivers, if any	1.29%	1.36%	1.36%	1.35%	1.36%
Expenses net of all reductions	1.29%	1.36%	1.36%	1.34%	1.35%
Net investment income (loss)	.20%	.21%	.58%	.79%	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$37,100	$24,768	$19,423	$27,436	$40,107
Portfolio turnover rateH	43%	36%	69%	77%I	67%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio Class C

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$83.76	$57.30	$67.13	$85.52	$78.72
Income from Investment Operations
Net investment income (loss)B,C	(.28)	(.18)	.08	.25	(.09)
Net realized and unrealized gain (loss)	15.15	26.64	(9.76)	(11.50)	10.80
Total from investment operations	14.87	26.46	(9.68)	(11.25)	10.71
Distributions from net investment income	–	–	(.15)	(.04)	(.02)
Distributions from net realized gain	–	–	–	(7.09)	(3.89)
Total distributions	–	–	(.15)	(7.14)D	(3.91)
Net asset value, end of period	$98.63	$83.76	$57.30	$67.13	$85.52
Total ReturnE,F	17.75%	46.18%	(14.46)%	(13.24)%	13.78%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	1.78%	1.83%	1.82%	1.81%	1.82%
Expenses net of fee waivers, if any	1.78%	1.83%	1.82%	1.81%	1.82%
Expenses net of all reductions	1.78%	1.83%	1.81%	1.79%	1.82%
Net investment income (loss)	(.29)%	(.27)%	.12%	.33%	(.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$21,261	$23,296	$24,239	$51,659	$85,792
Portfolio turnover rateI	43%	36%	69%	77%J	67%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$87.46	$59.63	$69.84	$88.90	$81.64
Income from Investment Operations
Net investment income (loss)B,C	.75	.53	.77	1.06	.79
Net realized and unrealized gain (loss)	15.86	27.87	(10.14)	(12.09)	11.24
Total from investment operations	16.61	28.40	(9.37)	(11.03)	12.03
Distributions from net investment income	(.78)	(.57)	(.84)	(.93)	(.77)
Distributions from net realized gain	–	–	–	(7.09)	(4.00)
Total distributions	(.78)	(.57)	(.84)	(8.03)D	(4.77)
Net asset value, end of period	$103.29	$87.46	$59.63	$69.84	$88.90
Total ReturnE	18.98%	47.68%	(13.57)%	(12.35)%	14.96%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	.75%	.80%	.80%	.79%	.79%
Expenses net of fee waivers, if any	.74%	.80%	.80%	.79%	.79%
Expenses net of all reductions	.74%	.80%	.79%	.78%	.79%
Net investment income (loss)	.75%	.76%	1.14%	1.35%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$645,773	$533,073	$405,668	$626,759	$1,043,704
Portfolio turnover rateH	43%	36%	69%	77%I	67%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio Class I

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$87.29	$59.52	$69.70	$88.73	$81.49
Income from Investment Operations
Net investment income (loss)B,C	.74	.55	.78	1.07	.80
Net realized and unrealized gain (loss)	15.83	27.80	(10.12)	(12.08)	11.22
Total from investment operations	16.57	28.35	(9.34)	(11.01)	12.02
Distributions from net investment income	(.79)	(.58)	(.84)	(.93)	(.78)
Distributions from net realized gain	–	–	–	(7.09)	(4.00)
Total distributions	(.79)	(.58)	(.84)	(8.02)	(4.78)
Net asset value, end of period	$103.07	$87.29	$59.52	$69.70	$88.73
Total ReturnD	18.97%	47.70%	(13.55)%	(12.34)%	14.97%
Ratios to Average Net AssetsC,E,F
Expenses before reductions	.75%	.78%	.79%	.78%	.79%
Expenses net of fee waivers, if any	.75%	.78%	.79%	.78%	.79%
Expenses net of all reductions	.75%	.78%	.78%	.77%	.78%
Net investment income (loss)	.74%	.78%	1.16%	1.36%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$238,282	$190,132	$137,887	$254,240	$511,062
Portfolio turnover rateG	43%	36%	69%	77%H	67%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio Class Z

Years ended February 28,	2022	2021	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$87.14	$59.40	$69.58	$79.81
Income from Investment Operations
Net investment income (loss)C,D	.88	.67	.88	.62
Net realized and unrealized gain (loss)	15.81	27.75	(10.10)	(6.96)
Total from investment operations	16.69	28.42	(9.22)	(6.34)
Distributions from net investment income	(.91)	(.68)	(.96)	(.96)
Distributions from net realized gain	–	–	–	(2.93)
Total distributions	(.91)	(.68)	(.96)	(3.89)
Net asset value, end of period	$102.92	$87.14	$59.40	$69.58
Total ReturnE,F	19.14%	47.92%	(13.43)%	(7.35)%
Ratios to Average Net AssetsD,G,H
Expenses before reductions	.62%	.64%	.63%	.63%I
Expenses net of fee waivers, if any	.62%	.64%	.63%	.62%I
Expenses net of all reductions	.62%	.63%	.62%	.61%I
Net investment income (loss)	.88%	.93%	1.31%	2.27%I
Supplemental Data
Net assets, end of period (000 omitted)	$73,790	$47,051	$13,267	$10,039
Portfolio turnover rateJ	43%	36%	69%	77%K

 A For the year ended February 29.

 B For the period October 2, 2018 (commencement of sale of shares) through February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2022

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class M, Class C, Materials, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Materials Portfolio	$190,012

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred Trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$408,937,230
Gross unrealized depreciation	(7,545,278)
Net unrealized appreciation (depreciation)	$401,391,952
Tax Cost	$766,780,624

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(40,591,105)
Net unrealized appreciation (depreciation) on securities and other investments	$401,375,081

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(40,591,105)

The fund intends to elect to defer to its next fiscal year $147,768 of ordinary losses recognized during the period January 1, 2022 to February 28, 2022.

The tax character of distributions paid was as follows:

	February 28, 2022	February 28, 2021
Ordinary Income	$8,437,183	$ 5,297,912
Total	$8,437,183	$ 5,297,912

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Materials Portfolio	602,250,426	521,316,894

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$325,411	$9,700
Class M	.25%	.25%	166,700	556
Class C	.75%	.25%	235,553	52,945
			$727,664	$63,201

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$50,452
Class M	5,694
Class C(a)	647
$56,793

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$269,947.21
Class M	71,480.22
Class C	49,107.21
Materials	1,251,677.17
Class I	434,486.18
Class Z	29,391.04
	$2,106,088

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Materials Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Materials Portfolio	$13,314

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Materials Portfolio	Borrower	$11,137,800.31%		$475

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Materials Portfolio	24,317,527	19,085,140	749,241

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Materials Portfolio	$2,004

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Materials Portfolio	$1,228	$–	$–

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $29,076.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2022	Year ended February 28, 2021
Materials Portfolio
Distributions to shareholders
Class A	$762,533	$459,155
Class M	147,448	75,042
Materials	5,007,156	3,226,797
Class I	1,869,092	1,194,642
Class Z	650,954	342,276
Total	$8,437,183	$5,297,912

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2022	Year ended February 28, 2021	Year ended February 28, 2022	Year ended February 28, 2021
Materials Portfolio
Class A
Shares sold	462,367	232,580	$46,208,008	$16,623,421
Reinvestment of distributions	7,168	5,436	745,309	445,844
Shares redeemed	(286,710)	(369,056)	(28,650,346)	(24,644,731)
Net increase (decrease)	182,825	(131,040)	$18,302,971	$(7,575,466)
Class M
Shares sold	179,127	67,506	$17,772,580	$4,689,948
Reinvestment of distributions	1,429	920	147,010	74,674
Shares redeemed	(102,671)	(110,988)	(10,013,298)	(7,406,306)
Net increase (decrease)	77,885	(42,562)	$7,906,292	$(2,641,684)
Class C
Shares sold	94,534	32,214	$9,060,563	$2,496,383
Shares redeemed	(157,099)	(177,084)	(14,767,417)	(11,686,701)
Net increase (decrease)	(62,565)	(144,870)	$(5,706,854)	$(9,190,318)
Materials
Shares sold	5,001,453	1,230,906	$502,734,189	$96,760,419
Reinvestment of distributions	44,769	36,660	4,680,116	3,019,633
Shares redeemed	(4,889,252)	(1,975,420)	(485,592,599)	(133,695,250)
Net increase (decrease)	156,970	(707,854)	$21,821,706	$(33,915,198)
Class I
Shares sold	1,335,457	1,182,584	$132,303,721	$83,979,012
Reinvestment of distributions	16,505	13,454	1,721,641	1,106,042
Shares redeemed	(1,218,271)	(1,334,747)	(121,416,087)	(91,748,212)
Net increase (decrease)	133,691	(138,709)	$12,609,275	$(6,663,158)
Class Z
Shares sold	511,529	507,135	$50,914,703	$36,121,225
Reinvestment of distributions	5,860	4,066	610,221	333,648
Shares redeemed	(340,358)	(194,628)	(33,687,861)	(12,670,511)
Net increase (decrease)	177,031	316,573	$17,837,063	$23,784,362

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Chemicals Portfolio, Gold Portfolio and Materials Portfolio.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Chemicals Portfolio, Gold Portfolio and its subsidiary, and Materials Portfolio (three of the funds constituting Fidelity Select Portfolios, referred to hereafter as the “Funds”) as of February 28, 2022, the related statements of operations for the year ended February 28, 2022, the statements of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 12, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 317 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2021 to February 28, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During Period-B September 1, 2021 to February 28, 2022
Chemicals Portfolio	.73%
Actual		$1,000.00	$999.90	$3.62
Hypothetical-C		$1,000.00	$1,021.17	$3.66
Gold Portfolio
Class A	1.07%
Actual		$1,000.00	$1,017.70	$5.35
Hypothetical-C		$1,000.00	$1,019.49	$5.36
Class M	1.35%
Actual		$1,000.00	$1,016.70	$6.75
Hypothetical-C		$1,000.00	$1,018.10	$6.76
Class C	1.77%
Actual		$1,000.00	$1,014.30	$8.84
Hypothetical-C		$1,000.00	$1,016.02	$8.85
Gold	.75%
Actual		$1,000.00	$1,019.20	$3.75
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Class I	.75%
Actual		$1,000.00	$1,019.50	$3.76
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Class Z	.62%
Actual		$1,000.00	$1,020.00	$3.11
Hypothetical-C		$1,000.00	$1,021.72	$3.11
Materials Portfolio
Class A	1.02%
Actual		$1,000.00	$1,027.70	$5.13
Hypothetical-C		$1,000.00	$1,019.74	$5.11
Class M	1.27%
Actual		$1,000.00	$1,026.30	$6.38
Hypothetical-C		$1,000.00	$1,018.50	$6.36
Class C	1.77%
Actual		$1,000.00	$1,023.80	$8.88
Hypothetical-C		$1,000.00	$1,016.02	$8.85
Materials	.73%
Actual		$1,000.00	$1,029.10	$3.67
Hypothetical-C		$1,000.00	$1,021.17	$3.66
Class I	.75%
Actual		$1,000.00	$1,029.10	$3.77
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Class Z	.61%
Actual		$1,000.00	$1,029.70	$3.07
Hypothetical-C		$1,000.00	$1,021.77	$3.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Chemicals Portfolio	04/11/22	04/08/22	$0.008	$0.613
Gold Portfolio
Class A	04/11/22	04/08/22	$0.069	$0.000
Class M	04/11/22	04/08/22	$0.059	$0.000
Class C	04/11/22	04/08/22	$0.045	$0.000
Gold	04/11/22	04/08/22	$0.081	$0.000
Class I	04/11/22	04/08/22	$0.081	$0.000
Class Z	04/11/22	04/08/22	$0.086	$0.000
Materials Portfolio
Class A	04/11/22	04/08/22	$0.000	$0.000
Class M	04/11/22	04/08/22	$0.000	$0.000
Class C	04/11/22	04/08/22	$0.000	$0.000
Materials	04/11/22	04/08/22	$0.000	$0.000
Class I	04/11/22	04/08/22	$0.000	$0.000
Class Z	04/11/22	04/08/22	$0.000	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2022, or, if subsequently determined to be different, the net capital gain of such year.

Chemicals Portfolio	$31,518,745

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

December 2021
Chemicals Portfolio	100%
Gold Portfolio
Class A	40%
Class M	48%
Class C	70%
Gold	34%
Class I	34%
Class Z	31%
Materials Portfolio
Class A	100%
Class M	100%
Class C	–
Materials	100%
Class I	100%
Class Z	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

December 2021
Chemicals Portfolio	100%
Gold Portfolio
Class A	100%
Class M	100%
Class C	100%
Gold	100%
Class I	100%
Class Z	100%
Materials Portfolio
Class A	100%
Class M	100%
Class C	–
Materials	100%
Class I	100%
Class Z	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Gold Portfolio
Class A	12/13/2021	$0.3749	$0.0279
Class M	12/13/2021	$0.3129	$0.0279
Class C	12/13/2021	$0.2129	$0.0279
Gold	12/13/2021	$0.4429	$0.0279
Class I	12/13/2021	$0.4409	$0.0279
Class Z	12/13/2021	$0.4729	$0.0279

The funds will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SELMT-ANN-0422
1.846032.115

Fidelity® Select Portfolios®
Telecommunications Services Sector

Telecommunications Portfolio

Wireless Portfolio

Annual Report

February 28, 2022

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Telecommunications Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Wireless Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Telecommunications Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(11.67)%	3.06%	7.37%
Class M (incl. 3.50% sales charge)	(9.82)%	3.22%	7.29%
Class C (incl. contingent deferred sales charge)	(7.79)%	3.53%	7.39%
Telecommunications Portfolio	(5.99)%	4.63%	8.37%
Class I	(5.97)%	4.62%	8.35%
Class Z	(5.87)%	4.73%	8.41%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Telecommunications Portfolio, a class of the fund, on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$22,332	Telecommunications Portfolio
$39,037	S&P 500® Index

Telecommunications Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Nicole Abernethy:  For the fiscal year ending February 28, 2022, the fund's share classes (excluding sales charges, if applicable) returned roughly -7% to -6%, roughly in line with the -5.96% result of the MSCI IMI Telecommunication Services 25/50 (IG) Index, but underperforming the benchmark, the broad-based S&P 500® index. Both security and market selection contributed to the fund’s relative return. Positioning in the integrated telecommunication services and cable & satellite segments contributed the most. Among individual stocks, underweighting alternative carrier Bandwidth.com (-81%), a benchmark component, contributed notably versus the index. It also helped to overweight Verizon Communications (+23%) and Vonage Holdings (+53%). The fund no longer held Vonage Holdings at period’s end. Conversely, an overweighting among application software firms detracted. Among individual stocks, an out-of-index stake in application software company RingCentral (-66%) detracted more than any other fund position. It also hurt to underweight alternative carrier Anterix (+26%). Notable changes in fund positioning for the 12 months included decreased exposure to the cable & satellite segment and a larger allocation to integrated telecommunication services firms.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On April 1, 2021, Nicole Abernethy became sole manager of the fund after having served as co-manager with Matt Drukker since August 2020.

On October 1, 2021, Fidelity increased dividend distribution frequency for the fund because of its focus on industries that are associated with dividend-paying companies. Dividend distributions will be paid four times a year: April, July, October, and December. Quarterly dividend distributions will commence in April 2022. Please note that there are no changes to the frequency of capital gain distributions.

Telecommunications Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
Verizon Communications, Inc.	24.9
AT&T, Inc.	17.6
T-Mobile U.S., Inc.	7.3
Iridium Communications, Inc.	4.6
Liberty Global PLC Class C	4.6
Cogent Communications Group, Inc.	4.2
Liberty Latin America Ltd. Class C	3.9
Telephone & Data Systems, Inc.	3.8
Comcast Corp. Class A	3.6
Liberty Broadband Corp. Class C	3.3
77.8

Top Industries (% of fund's net assets)

As of February 28, 2022
Diversified Telecommunication Services	73.1%
Wireless Telecommunication Services	16.1%
Media	6.9%
IT Services	0.8%
Software	0.4%
All Others*	2.7%

* Includes short-term investments and net other assets (liabilities).

Telecommunications Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Construction & Engineering - 0.4%
Construction & Engineering - 0.4%
Dycom Industries, Inc. (a)	11,700	$1,018,602
Diversified Telecommunication Services - 73.1%
Alternative Carriers - 25.6%
Anterix, Inc. (a)	87,700	4,672,656
Bandwidth, Inc. (a)(b)	83,700	2,557,035
Cogent Communications Group, Inc.	168,139	10,660,013
EchoStar Holding Corp. Class A (a)(b)	314,300	7,650,062
Globalstar, Inc. (a)(b)	1,100,200	1,298,236
Iridium Communications, Inc. (a)	294,211	11,647,813
Liberty Global PLC Class C (a)	448,536	11,603,626
Liberty Latin America Ltd. Class C (a)	981,033	9,898,623
Lumen Technologies, Inc. (b)	438,300	4,540,788
		64,528,852
Integrated Telecommunication Services - 47.5%
AT&T, Inc.	1,870,020	44,300,774
ATN International, Inc.	56,300	1,876,479
Frontier Communications Parent, Inc. (a)(b)	139,100	3,832,205
Radius Global Infrastructure, Inc. (a)	542,900	6,981,694
Verizon Communications, Inc.	1,169,297	62,756,171
		119,747,323

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		184,276,175

Equity Real Estate Investment Trusts (REITs) - 0.2%
Specialized REITs - 0.2%
American Tower Corp.	2,000	453,740
IT Services - 0.8%
Internet Services & Infrastructure - 0.3%
Twilio, Inc. Class A (a)	4,000	699,200
IT Consulting & Other Services - 0.5%
Amdocs Ltd.	14,900	1,172,630

TOTAL IT SERVICES		1,871,830

Media - 6.9%
Cable & Satellite - 6.9%
Comcast Corp. Class A	195,400	9,136,904
Liberty Broadband Corp. Class C (a)	56,924	8,350,751
		17,487,655
Oil, Gas & Consumable Fuels - 0.2%
Oil & Gas Refining & Marketing - 0.2%
Reliance Industries Ltd.	17,500	546,767
Software - 0.4%
Application Software - 0.4%
RingCentral, Inc. (a)	8,500	1,112,140
Wireless Telecommunication Services - 16.1%
Wireless Telecommunication Services - 16.1%
Gogo, Inc. (a)(b)	490,400	6,983,296
Millicom International Cellular SA (a)(b)	44,300	1,029,089
Shenandoah Telecommunications Co. (b)	101,823	2,275,744
T-Mobile U.S., Inc. (a)	149,024	18,361,247
Telephone & Data Systems, Inc. (b)	555,964	9,645,975
U.S. Cellular Corp. (a)(b)	78,900	2,170,539
		40,465,890
TOTAL COMMON STOCKS
(Cost $221,960,981)		247,232,799

Money Market Funds - 11.9%
Fidelity Cash Central Fund 0.07% (c)	2,983,221	2,983,817
Fidelity Securities Lending Cash Central Fund 0.07% (c)(d)	27,077,128	27,079,836
TOTAL MONEY MARKET FUNDS
(Cost $30,063,653)		30,063,653
TOTAL INVESTMENT IN SECURITIES - 110.0%
(Cost $252,024,634)		277,296,452
NET OTHER ASSETS (LIABILITIES) - (10.0)%		(25,100,928)
NET ASSETS - 100%		$252,195,524

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$2,585,116	$71,679,371	$71,280,670	$1,058	$--	$--	$2,983,817	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	6,843,676	162,460,118	142,223,958	12,309	--	--	27,079,836	0.1%
Total	$9,428,792	$234,139,489	$213,504,628	$13,367	$--	$--	$30,063,653

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$247,232,799	$247,232,799	$--	$--
Money Market Funds	30,063,653	30,063,653	--	--
Total Investments in Securities:	$277,296,452	$277,296,452	$--	$--

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $26,890,466) — See accompanying schedule: Unaffiliated issuers (cost $221,960,981)	$247,232,799
Fidelity Central Funds (cost $30,063,653)	30,063,653
Total Investment in Securities (cost $252,024,634)		$277,296,452
Receivable for investments sold		2,740,064
Receivable for fund shares sold		80,211
Distributions receivable from Fidelity Central Funds		2,676
Prepaid expenses		1,567
Other receivables		10,400
Total assets		280,131,370
Liabilities
Payable for fund shares redeemed	$605,786
Accrued management fee	114,629
Distribution and service plan fees payable	12,675
Other affiliated payables	50,371
Other payables and accrued expenses	73,025
Collateral on securities loaned	27,079,360
Total liabilities		27,935,846
Net Assets		$252,195,524
Net Assets consist of:
Paid in capital		$220,327,969
Total accumulated earnings (loss)		31,867,555
Net Assets		$252,195,524
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($22,022,795 ÷ 405,690 shares)(a)		$54.28
Maximum offering price per share (100/94.25 of $54.28)		$57.59
Class M:
Net Asset Value and redemption price per share ($7,733,415 ÷ 143,528 shares)(a)		$53.88
Maximum offering price per share (100/96.50 of $53.88)		$55.83
Class C:
Net Asset Value and offering price per share ($5,254,262 ÷ 97,224 shares)(a)		$54.04
Telecommunications:
Net Asset Value, offering price and redemption price per share ($199,559,990 ÷ 3,646,455 shares)		$54.73
Class I:
Net Asset Value, offering price and redemption price per share ($12,038,481 ÷ 220,571 shares)		$54.58
Class Z:
Net Asset Value, offering price and redemption price per share ($5,586,581 ÷ 102,578 shares)		$54.46

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$8,846,734
Special dividends		1,663,556
Income from Fidelity Central Funds (including $12,309 from security lending)		13,367
Total income		10,523,657
Expenses
Management fee	$1,641,892
Transfer agent fees	570,773
Distribution and service plan fees	189,402
Accounting fees	121,715
Custodian fees and expenses	4,170
Independent trustees' fees and expenses	1,186
Registration fees	90,147
Audit	55,243
Legal	898
Interest	190
Miscellaneous	1,837
Total expenses before reductions	2,677,453
Expense reductions	(7,045)
Total expenses after reductions		2,670,408
Net investment income (loss)		7,853,249
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $89,917)	30,391,335
Foreign currency transactions	(4,235)
Total net realized gain (loss)		30,387,100
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $102,805)	(51,298,734)
Assets and liabilities in foreign currencies	(110)
Total change in net unrealized appreciation (depreciation)		(51,298,844)
Net gain (loss)		(20,911,744)
Net increase (decrease) in net assets resulting from operations		$(13,058,495)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,853,249	$4,177,193
Net realized gain (loss)	30,387,100	27,898,525
Change in net unrealized appreciation (depreciation)	(51,298,844)	25,037,863
Net increase (decrease) in net assets resulting from operations	(13,058,495)	57,113,581
Distributions to shareholders	(39,228,015)	(27,468,287)
Share transactions - net increase (decrease)	(46,334,121)	28,880,302
Total increase (decrease) in net assets	(98,620,631)	58,525,596
Net Assets
Beginning of period	350,816,155	292,290,559
End of period	$252,195,524	$350,816,155

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Telecommunications Portfolio Class A

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$66.52	$60.60	$55.68	$55.58	$69.61
Income from Investment Operations
Net investment income (loss)B,C	1.51D	.66	.87	1.10E	1.05
Net realized and unrealized gain (loss)	(5.14)	10.61	5.86	.56	(3.38)
Total from investment operations	(3.63)	11.27	6.73	1.66	(2.33)
Distributions from net investment income	(1.66)	(.39)	(.96)	(.94)	(1.31)
Distributions from net realized gain	(6.95)	(4.96)	(.85)	(.62)	(10.39)
Total distributions	(8.61)	(5.35)	(1.81)	(1.56)	(11.70)
Net asset value, end of period	$54.28	$66.52	$60.60	$55.68	$55.58
Total ReturnF,G	(6.28)%	18.75%	12.12%	3.03%	(4.06)%
Ratios to Average Net AssetsC,H,I
Expenses before reductions	1.09%	1.11%	1.18%	1.18%	1.14%
Expenses net of fee waivers, if any	1.09%	1.11%	1.17%	1.17%	1.14%
Expenses net of all reductions	1.09%	1.10%	1.17%	1.16%	1.12%
Net investment income (loss)	2.27%D	1.01%	1.47%	1.96%E	1.59%
Supplemental Data
Net assets, end of period (000 omitted)	$22,023	$29,800	$21,376	$20,589	$17,816
Portfolio turnover rateJ	28%	58%	58%	64%K	66%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.35 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.74%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.25 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.52%.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio Class M

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$66.09	$60.25	$55.40	$55.31	$69.33
Income from Investment Operations
Net investment income (loss)B,C	1.29D	.46	.70	.92E	.81
Net realized and unrealized gain (loss)	(5.08)	10.54	5.83	.55	(3.36)
Total from investment operations	(3.79)	11.00	6.53	1.47	(2.55)
Distributions from net investment income	(1.48)	(.20)	(.83)	(.76)	(1.07)
Distributions from net realized gain	(6.95)	(4.96)	(.85)	(.62)	(10.39)
Total distributions	(8.42)F	(5.16)	(1.68)	(1.38)	(11.47)F
Net asset value, end of period	$53.88	$66.09	$60.25	$55.40	$55.31
Total ReturnG,H	(6.55)%	18.39%	11.81%	2.69%	(4.40)%
Ratios to Average Net AssetsC,I,J
Expenses before reductions	1.39%	1.41%	1.46%	1.50%	1.49%
Expenses net of fee waivers, if any	1.38%	1.41%	1.46%	1.49%	1.49%
Expenses net of all reductions	1.38%	1.40%	1.45%	1.48%	1.48%
Net investment income (loss)	1.97%D	.71%	1.19%	1.64%E	1.24%
Supplemental Data
Net assets, end of period (000 omitted)	$7,733	$9,038	$6,919	$6,018	$4,847
Portfolio turnover rateK	28%	58%	58%	64%L	66%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.35 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.44%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.25 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.19%.

 F Total distributions per share do not sum due to rounding.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio Class C

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$66.17	$60.32	$55.45	$55.29	$69.24
Income from Investment Operations
Net investment income (loss)B,C	1.01D	.17	.46	.70E	.57
Net realized and unrealized gain (loss)	(5.09)	10.54	5.82	.56	(3.36)
Total from investment operations	(4.08)	10.71	6.28	1.26	(2.79)
Distributions from net investment income	(1.10)	(.07)	(.56)	(.48)	(.77)
Distributions from net realized gain	(6.95)	(4.79)	(.85)	(.62)	(10.39)
Total distributions	(8.05)	(4.86)	(1.41)	(1.10)	(11.16)
Net asset value, end of period	$54.04	$66.17	$60.32	$55.45	$55.29
Total ReturnF,G	(6.97)%	17.88%	11.34%	2.30%	(4.75)%
Ratios to Average Net AssetsC,H,I
Expenses before reductions	1.83%	1.86%	1.88%	1.88%	1.86%
Expenses net of fee waivers, if any	1.83%	1.86%	1.87%	1.88%	1.86%
Expenses net of all reductions	1.83%	1.84%	1.87%	1.86%	1.85%
Net investment income (loss)	1.52%D	.26%	.77%	1.26%E	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$5,254	$7,801	$6,491	$6,994	$8,396
Portfolio turnover rateJ	28%	58%	58%	64%K	66%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.35 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .99%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.25 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .81%.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$67.04	$60.99	$56.04	$55.88	$69.97
Income from Investment Operations
Net investment income (loss)B,C	1.71D	.86	1.09	1.30E	1.28
Net realized and unrealized gain (loss)	(5.18)	10.71	5.90	.56	(3.42)
Total from investment operations	(3.47)	11.57	6.99	1.86	(2.14)
Distributions from net investment income	(1.89)	(.57)	(1.19)	(1.08)	(1.56)
Distributions from net realized gain	(6.95)	(4.96)	(.85)	(.62)	(10.39)
Total distributions	(8.84)	(5.52)F	(2.04)	(1.70)	(11.95)
Net asset value, end of period	$54.73	$67.04	$60.99	$56.04	$55.88
Total ReturnG	(5.99)%	19.15%	12.50%	3.38%	(3.76)%
Ratios to Average Net AssetsC,H,I
Expenses before reductions	.79%	.81%	.83%	.84%	.82%
Expenses net of fee waivers, if any	.79%	.81%	.82%	.83%	.82%
Expenses net of all reductions	.79%	.79%	.82%	.82%	.80%
Net investment income (loss)	2.57%D	1.31%	1.82%	2.30%E	1.92%
Supplemental Data
Net assets, end of period (000 omitted)	$199,560	$242,284	$219,854	$227,438	$320,908
Portfolio turnover rateJ	28%	58%	58%	64%K	66%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.35 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.04%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.25 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.85%.

 F Total distributions per share do not sum due to rounding.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio Class I

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$66.84	$60.86	$55.84	$55.74	$69.82
Income from Investment Operations
Net investment income (loss)B,C	1.74D	.88	1.04	1.27E	1.26
Net realized and unrealized gain (loss)	(5.18)	10.66	5.91	.57	(3.39)
Total from investment operations	(3.44)	11.54	6.95	1.84	(2.13)
Distributions from net investment income	(1.87)	(.60)	(1.08)	(1.12)	(1.56)
Distributions from net realized gain	(6.95)	(4.96)	(.85)	(.62)	(10.39)
Total distributions	(8.82)	(5.56)	(1.93)	(1.74)	(11.95)
Net asset value, end of period	$54.58	$66.84	$60.86	$55.84	$55.74
Total ReturnF	(5.97)%	19.13%	12.47%	3.35%	(3.75)%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.77%	.79%	.88%	.91%	.82%
Expenses net of fee waivers, if any	.77%	.79%	.88%	.90%	.82%
Expenses net of all reductions	.77%	.78%	.88%	.88%	.80%
Net investment income (loss)	2.59%D	1.33%	1.76%	2.23%E	1.91%
Supplemental Data
Net assets, end of period (000 omitted)	$12,038	$30,622	$12,428	$25,181	$8,332
Portfolio turnover rateI	28%	58%	58%	64%J	66%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.36 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.06%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.25 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.79%.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio Class Z

Years ended February 28,	2022	2021	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$66.75	$60.75	$55.84	$60.97
Income from Investment Operations
Net investment income (loss)C,D	1.83E	.95	1.20	.39F
Net realized and unrealized gain (loss)	(5.20)	10.67	5.86	(4.55)
Total from investment operations	(3.37)	11.62	7.06	(4.16)
Distributions from net investment income	(1.98)	(.67)	(1.30)	(.97)
Distributions from net realized gain	(6.95)	(4.96)	(.85)	–
Total distributions	(8.92)G	(5.62)G	(2.15)	(.97)
Net asset value, end of period	$54.46	$66.75	$60.75	$55.84
Total ReturnH,I	(5.87)%	19.31%	12.68%	(6.80)%
Ratios to Average Net AssetsD,J,K
Expenses before reductions	.65%	.67%	.68%	.68%L
Expenses net of fee waivers, if any	.65%	.67%	.67%	.66%L
Expenses net of all reductions	.65%	.65%	.67%	.64%L
Net investment income (loss)	2.71%E	1.45%	1.97%	1.67%F,L
Supplemental Data
Net assets, end of period (000 omitted)	$5,587	$31,271	$25,223	$383
Portfolio turnover rateM	28%	58%	58%	64%L,N

 A For the year ended February 29.

 B For the period October 2, 2018 (commencement of sale of shares) through February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.36 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.17%.

 F Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.23%.

 G Total distributions per share do not sum due to rounding.

 H Total returns for periods of less than one year are not annualized.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 L Annualized

 M Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 N Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2022

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class M, Class C, Telecommunications, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$52,893,115
Gross unrealized depreciation	(28,606,389)
Net unrealized appreciation (depreciation)	$24,286,726
Tax Cost	$253,009,726

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$993,204
Undistributed long-term capital gain	$7,232,272
Net unrealized appreciation (depreciation) on securities and other investments	$24,282,630

The Fund intends to elect to defer to its next fiscal year $606,780 of capital losses recognized during the period November 1, 2021 to February 28, 2022.

The tax character of distributions paid was as follows:

	February 28, 2022	February 28, 2021
Ordinary Income	$10,889,499	$ 17,358,721
Long-term Capital Gains	28,338,516	10,109,566
Total	$39,228,015	$ 27,468,287

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Telecommunications Portfolio	86,289,880	159,900,268

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$72,705	$1,451
Class M	.25%	.25%	46,248	44
Class C	.75%	.25%	70,449	9,868
			$189,402	$11,363

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$11,165
Class M	1,439
Class C(a)	401
$13,005

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$66,278.23
Class M	25,534.28
Class C	15,924.23
Telecommunications	429,439.18
Class I	29,358.16
Class Z	4,240.04
	$570,773

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Telecommunications Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Telecommunications Portfolio	$7,981

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Telecommunications Portfolio	Borrower	$7,875,000.29%		$190

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Telecommunications Portfolio	1,860,765	3,594,971	(6,555)

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Telecommunications Portfolio	$570

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Telecommunications Portfolio	$1,262	$1	$–

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $7,045.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2022	Year ended February 28, 2021
Telecommunications Portfolio
Distributions to shareholders
Class A	$3,450,435	$2,060,688
Class M	1,137,728	618,358
Class C	810,598	543,576
Telecommunications	30,567,586	19,537,940
Class I	2,148,608	2,189,998
Class Z	1,113,060	2,517,727
Total	$39,228,015	$27,468,287

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2022	Year ended February 28, 2021	Year ended February 28, 2022	Year ended February 28, 2021
Telecommunications Portfolio
Class A
Shares sold	90,188	237,010	$6,068,619	$15,495,311
Reinvestment of distributions	54,998	28,925	3,273,159	1,927,122
Shares redeemed	(187,477)	(170,717)	(12,278,980)	(10,895,362)
Net increase (decrease)	(42,291)	95,218	$(2,937,202)	$6,527,071
Class M
Shares sold	30,229	67,415	$1,999,078	$4,343,394
Reinvestment of distributions	19,272	9,283	1,135,663	615,502
Shares redeemed	(42,731)	(54,788)	(2,753,637)	(3,462,804)
Net increase (decrease)	6,770	21,910	$381,104	$1,496,092
Class C
Shares sold	11,499	46,003	$770,363	$2,905,117
Reinvestment of distributions	13,391	8,022	796,726	531,076
Shares redeemed	(45,557)	(43,758)	(2,968,982)	(2,786,911)
Net increase (decrease)	(20,667)	10,267	$(1,401,893)	$649,282
Telecommunications
Shares sold	360,254	1,081,282	$23,554,030	$67,328,134
Reinvestment of distributions	475,371	273,796	28,443,914	18,231,068
Shares redeemed	(803,327)	(1,345,550)	(52,542,566)	(84,870,427)
Net increase (decrease)	32,298	9,528	$(544,622)	$688,775
Class I
Shares sold	96,788	484,027	$6,174,851	$30,288,296
Reinvestment of distributions	32,650	30,580	1,972,758	2,061,536
Shares redeemed	(367,007)	(260,669)	(24,500,148)	(16,122,830)
Net increase (decrease)	(237,569)	253,938	$(16,352,539)	$16,227,002
Class Z
Shares sold	57,644	150,655	$3,735,025	$9,378,903
Reinvestment of distributions	12,790	25,742	768,028	1,706,940
Shares redeemed	(436,350)	(123,085)	(29,982,022)	(7,793,763)
Net increase (decrease)	(365,916)	53,312	$(25,478,969)	$3,292,080

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Wireless Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Wireless Portfolio	4.40%	15.47%	13.16%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Wireless Portfolio on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$34,438	Wireless Portfolio
$39,037	S&P 500® Index

Wireless Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Matthew Drukker:  For the fiscal year ending February 28, 2022, the fund gained 4.40%, trailing the 10.51% advance of the Fidelity Wireless Index, as well as the benchmark, the broad-based S&P 500® index. Security selection significantly detracted from the fund’s relative performance versus the industry index, whereas sector selection added slight value. Stock picks and an underweighting in technology hardware, storage & peripherals detracted the most from the fund’s performance versus the Fidelity index. Security selection in trucking and application software also hampered the fund's relative result. Looking at individual stocks, a non-index stake in Meta Platforms (-19%) detracted the most versus industry the index. I reduced the fund’s Meta Platforms stake for the 12 months. Elsewhere, it hurt to underweight consumer electronics company Apple (+37%) and overweight application software provider RingCentral (-65%). In contrast, security selection in semiconductors and underweightings in integrated telecommunication services and systems software detracted. Among individual stocks, not owning index component Skyworks Solutions, an index component that returned -21%, contributed. It also helped to own a non-index stake in Bezeq, the Israeli Telecom (+71%), a position not held at period end. Notable changes in fund positioning the past 12 months included increased exposure to the specialized real estate investment trust (REIT) subindustry and a lower allocation to integrated telecommunication services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Wireless Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
Apple, Inc.	15.1
T-Mobile U.S., Inc.	8.3
American Tower Corp.	7.9
AT&T, Inc.	6.1
Qualcomm, Inc.	6.0
Marvell Technology, Inc.	5.7
Verizon Communications, Inc.	2.9
Amazon.com, Inc.	2.7
Alphabet, Inc. Class A	2.5
Liberty Global PLC Class A	2.5
59.7

Top Industries (% of fund's net assets)

As of February 28, 2022
Diversified Telecommunication Services	17.7%
Technology Hardware, Storage & Peripherals	16.7%
Semiconductors & Semiconductor Equipment	15.8%
Wireless Telecommunication Services	12.8%
Equity Real Estate Investment Trusts (Reits)	10.8%
All Others*	26.2%

* Includes short-term investments and net other assets (liabilities).

Wireless Portfolio

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 100.1%
	Shares	Value
Communications Equipment - 8.1%
Communications Equipment - 8.1%
CommScope Holding Co., Inc. (a)	256,500	$2,447,010
Ericsson:
(B Shares)	172,600	1,588,248
(B Shares) sponsored ADR	1,017,400	9,441,472
Motorola Solutions, Inc.	35,368	7,796,168
Nokia Corp. sponsored ADR (a)	1,602,500	8,573,375
ViaSat, Inc. (a)(b)	65,501	2,989,466
		32,835,739
Diversified Telecommunication Services - 17.7%
Alternative Carriers - 3.7%
Iridium Communications, Inc. (a)	68,200	2,700,038
Liberty Global PLC Class A (a)	387,500	9,989,750
Liberty Latin America Ltd. Class C (a)	228,900	2,309,601
		14,999,389
Integrated Telecommunication Services - 14.0%
AT&T, Inc.	1,041,000	24,661,290
Cellnex Telecom SA (c)	84,115	3,804,710
Elisa Corp. (A Shares)	57,400	3,180,372
Orange SA ADR (b)	799,400	9,656,752
Telefonica SA sponsored ADR (b)	695,249	3,267,670
Verizon Communications, Inc.	220,301	11,823,555
		56,394,349

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		71,393,738

Entertainment - 3.4%
Interactive Home Entertainment - 3.0%
Activision Blizzard, Inc.	90,900	7,408,350
Zynga, Inc. (a)	530,000	4,812,400
		12,220,750
Movies & Entertainment - 0.4%
Spotify Technology SA (a)	10,200	1,593,138

TOTAL ENTERTAINMENT		13,813,888

Equity Real Estate Investment Trusts (REITs) - 10.8%
Specialized REITs - 10.8%
American Tower Corp.	141,392	32,077,603
Crown Castle International Corp.	13,301	2,215,814
SBA Communications Corp. Class A	30,500	9,253,395
		43,546,812
Interactive Media & Services - 5.5%
Interactive Media & Services - 5.5%
Alphabet, Inc. Class A (a)	3,700	9,994,218
Meta Platforms, Inc. Class A (a)	17,900	3,777,437
Snap, Inc. Class A (a)	196,900	7,864,186
Vimeo, Inc. (a)	32,321	419,850
		22,055,691
Internet & Direct Marketing Retail - 2.7%
Internet & Direct Marketing Retail - 2.7%
Amazon.com, Inc. (a)	3,500	10,749,410
IT Services - 0.5%
Internet Services & Infrastructure - 0.5%
Twilio, Inc. Class A (a)	11,100	1,940,280
Media - 0.8%
Cable & Satellite - 0.8%
DISH Network Corp. Class A (a)	106,649	3,408,502
Oil, Gas & Consumable Fuels - 1.9%
Oil & Gas Refining & Marketing - 1.9%
Reliance Industries Ltd.	243,900	7,620,371
Road & Rail - 1.9%
Trucking - 1.9%
Uber Technologies, Inc. (a)	212,300	7,649,169
Semiconductors & Semiconductor Equipment - 15.8%
Semiconductor Equipment - 0.9%
Teradyne, Inc.	29,400	3,466,848
Semiconductors - 14.9%
Marvell Technology, Inc.	336,800	23,013,544
NXP Semiconductors NV	28,900	5,494,468
Qorvo, Inc. (a)	54,100	7,399,798
Qualcomm, Inc.	141,150	24,276,389
		60,184,199

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		63,651,047

Software - 1.5%
Application Software - 1.5%
LivePerson, Inc. (a)	84,000	1,703,520
RingCentral, Inc. (a)	33,900	4,435,476
Zoom Video Communications, Inc. Class A (a)	300	39,780
		6,178,776
Technology Hardware, Storage & Peripherals - 16.7%
Technology Hardware, Storage & Peripherals - 16.7%
Apple, Inc.	368,620	60,866,534
Samsung Electronics Co. Ltd.	110,100	6,634,589
		67,501,123
Wireless Telecommunication Services - 12.8%
Wireless Telecommunication Services - 12.8%
Bharti Airtel Ltd. (a)	570,900	5,189,622
Bharti Airtel Ltd. (a)	47,900	208,197
Millicom International Cellular SA (a)(b)	113,400	2,634,282
Rogers Communications, Inc. Class B (non-vtg.)	88,900	4,593,342
Shenandoah Telecommunications Co.	300	6,705
Spok Holdings, Inc.	1	9
T-Mobile U.S., Inc. (a)	271,916	33,502,770
Vodafone Group PLC sponsored ADR	313,081	5,541,534
		51,676,461
TOTAL COMMON STOCKS
(Cost $275,306,131)		404,021,007

Money Market Funds - 2.9%
Fidelity Cash Central Fund 0.07% (d)	678,251	678,387
Fidelity Securities Lending Cash Central Fund 0.07% (d)(e)	11,172,238	11,173,355
TOTAL MONEY MARKET FUNDS
(Cost $11,851,742)		11,851,742
TOTAL INVESTMENT IN SECURITIES - 103.0%
(Cost $287,157,873)		415,872,749
NET OTHER ASSETS (LIABILITIES) - (3.0)%		(12,306,573)
NET ASSETS - 100%		$403,566,176

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,804,710 or 0.9% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$4,131,250	$85,933,646	$89,386,509	$1,045	$--	$--	$678,387	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	16,980,003	193,806,501	199,613,149	63,060	--	--	11,173,355	0.0%
Total	$21,111,253	$279,740,147	$288,999,658	$64,105	$--	$--	$11,851,742

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$404,021,007	$388,813,088	$15,207,919	$--
Money Market Funds	11,851,742	11,851,742	--	--
Total Investments in Securities:	$415,872,749	$400,664,830	$15,207,919	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	78.0%
United Kingdom	3.9%
India	3.2%
Finland	2.9%
Sweden	2.7%
France	2.4%
Spain	1.8%
Korea (South)	1.6%
Netherlands	1.4%
Canada	1.1%
Others (Individually Less Than 1%)	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Wireless Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $10,610,533) — See accompanying schedule: Unaffiliated issuers (cost $275,306,131)	$404,021,007
Fidelity Central Funds (cost $11,851,742)	11,851,742
Total Investment in Securities (cost $287,157,873)		$415,872,749
Cash		29,895
Foreign currency held at value (cost $3,701)		3,680
Receivable for fund shares sold		216,580
Dividends receivable		87,991
Distributions receivable from Fidelity Central Funds		6,565
Prepaid expenses		1,338
Other receivables		31,243
Total assets		416,250,041
Liabilities
Payable for fund shares redeemed	$460,491
Accrued management fee	182,862
Other affiliated payables	76,616
Other payables and accrued expenses	790,471
Collateral on securities loaned	11,173,425
Total liabilities		12,683,865
Net Assets		$403,566,176
Net Assets consist of:
Paid in capital		$262,466,983
Total accumulated earnings (loss)		141,099,193
Net Assets		$403,566,176
Net Asset Value, offering price and redemption price per share ($403,566,176 ÷ 31,256,302 shares)		$12.91

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$6,671,185
Income from Fidelity Central Funds (including $63,060 from security lending)		64,105
Total income		6,735,290
Expenses
Management fee	$2,414,468
Transfer agent fees	802,755
Accounting fees	179,009
Custodian fees and expenses	64,405
Independent trustees' fees and expenses	1,677
Registration fees	34,050
Audit	48,687
Legal	326
Interest	297
Miscellaneous	2,175
Total expenses before reductions	3,547,849
Expense reductions	(10,655)
Total expenses after reductions		3,537,194
Net investment income (loss)		3,198,096
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $60,458)	34,527,859
Foreign currency transactions	(2,662)
Total net realized gain (loss)		34,525,197
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $55,824)	(15,898,435)
Assets and liabilities in foreign currencies	(751)
Total change in net unrealized appreciation (depreciation)		(15,899,186)
Net gain (loss)		18,626,011
Net increase (decrease) in net assets resulting from operations		$21,824,107

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,198,096	$3,203,439
Net realized gain (loss)	34,525,197	21,464,476
Change in net unrealized appreciation (depreciation)	(15,899,186)	92,679,813
Net increase (decrease) in net assets resulting from operations	21,824,107	117,347,728
Distributions to shareholders	(34,390,230)	(30,160,728)
Share transactions
Proceeds from sales of shares	52,081,537	151,879,800
Reinvestment of distributions	32,470,195	28,391,578
Cost of shares redeemed	(108,715,196)	(182,471,304)
Net increase (decrease) in net assets resulting from share transactions	(24,163,464)	(2,199,926)
Total increase (decrease) in net assets	(36,729,587)	84,987,074
Net Assets
Beginning of period	440,295,763	355,308,689
End of period	$403,566,176	$440,295,763
Other Information
Shares
Sold	3,719,197	12,945,504
Issued in reinvestment of distributions	2,345,099	2,648,817
Redeemed	(7,824,819)	(15,799,791)
Net increase (decrease)	(1,760,523)	(205,470)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Wireless Portfolio

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$13.34	$10.69	$8.93	$10.29	$9.11
Income from Investment Operations
Net investment income (loss)B,C	.10	.10	.14	.20D	.16
Net realized and unrealized gain (loss)	.54	3.50	1.93	(.24)E	1.39
Total from investment operations	.64	3.60	2.07	(.04)	1.55
Distributions from net investment income	(.09)	(.10)	(.12)	(.19)	(.14)
Distributions from net realized gain	(.98)	(.86)	(.19)	(1.13)	(.24)
Total distributions	(1.07)	(.95)F	(.31)	(1.32)	(.37)F
Redemption fees added to paid in capitalB	–	–	–	–	–G
Net asset value, end of period	$12.91	$13.34	$10.69	$8.93	$10.29
Total ReturnH	4.40%	36.09%	23.01%	.21%	17.21%
Ratios to Average Net AssetsC,I,J
Expenses before reductions	.77%	.79%	.81%	.83%	.83%
Expenses net of fee waivers, if any	.77%	.79%	.81%	.83%	.83%
Expenses net of all reductions	.77%	.78%	.81%	.82%	.82%
Net investment income (loss)	.69%	.80%	1.39%	2.07%D	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$403,566	$440,296	$355,309	$237,907	$275,742
Portfolio turnover rateK	30%	55%	78%	54%	85%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.74%.

 E Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .12%.

 F Total distributions per share do not sum due to rounding.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2022

1. Organization.

Wireless Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$151,764,571
Gross unrealized depreciation	(24,523,146)
Net unrealized appreciation (depreciation)	$127,241,425
Tax Cost	$288,631,324

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$275,843
Undistributed long-term capital gain	$14,314,154
Net unrealized appreciation (depreciation) on securities and other investments	$127,237,143

The tax character of distributions paid was as follows:

	February 28, 2022	February 28, 2021
Ordinary Income	$9,236,354	$ 8,561,227
Long-term Capital Gains	25,153,876	21,599,501
Total	$34,390,230	$ 30,160,728

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Wireless Portfolio	135,373,236	187,005,034

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Wireless Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Wireless Portfolio	$3,066

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Wireless Portfolio	Borrower	$3,777,111.32%		$297

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Wireless Portfolio	11,877,392	16,493,122	2,685,278

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Wireless Portfolio	$791

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Wireless Portfolio	$6,548	$–	$–

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $10,655.

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Telecommunications Portfolio and Wireless Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Telecommunications Portfolio and Wireless Portfolio (two of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the “Funds”) as of February 28, 2022, the related statements of operations for the year ended February 28, 2022, the statements of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 12, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 317 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2021 to February 28, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During Period-B September 1, 2021 to February 28, 2022
Telecommunications Portfolio
Class A	1.09%
Actual		$1,000.00	$869.80	$5.05
Hypothetical-C		$1,000.00	$1,019.39	$5.46
Class M	1.39%
Actual		$1,000.00	$868.60	$6.44
Hypothetical-C		$1,000.00	$1,017.90	$6.95
Class C	1.84%
Actual		$1,000.00	$866.50	$8.52
Hypothetical-C		$1,000.00	$1,015.67	$9.20
Telecommunications	.79%
Actual		$1,000.00	$871.20	$3.67
Hypothetical-C		$1,000.00	$1,020.88	$3.96
Class I	.76%
Actual		$1,000.00	$871.30	$3.53
Hypothetical-C		$1,000.00	$1,021.03	$3.81
Class Z	.66%
Actual		$1,000.00	$871.70	$3.06
Hypothetical-C		$1,000.00	$1,021.52	$3.31
Wireless Portfolio	.77%
Actual		$1,000.00	$913.70	$3.65
Hypothetical-C		$1,000.00	$1,020.98	$3.86

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Telecommunications Portfolio
Class A	04/11/22	04/08/22	$0.221	$1.49
Class M	04/11/22	04/08/22	$0.188	$1.49
Class C	04/11/22	04/08/22	$0.131	$1.49
Telecommunications	04/11/22	04/08/22	$0.260	$1.49
Class I	04/11/22	04/08/22	$0.276	$1.49
Class Z	04/11/22	04/08/22	$0.277	$1.49
Wireless Portfolio
Wireless	04/11/22	04/08/22	$0.003	$0.463

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2022, or, if subsequently determined to be different, the net capital gain of such year.

Telecommunications Portfolio	$28,676,804
Wireless Portfolio	$32,032,538

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2021	December 2021
Telecommunications Portfolio
Class A	77%	100%
Class M	82%	100%
Class C	92%	100%
Telecommunications	73%	100%
Class I	74%	100%
Class Z	72%	100%
Wireless Portfolio
Wireless	11%	99%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2021	December 2021
Telecommunications Portfolio
Class A	65%	100%
Class M	69%	100%
Class C	78%	100%
Telecommunications	61%	100%
Class I	62%	100%
Class Z	61%	100%
Wireless Portfolio
Wireless	33%	100%

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

	April 2021	December 2021
Wireless Portfolio	9%	–

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

	April 2021	December 2021
Telecommunications Portfolio	99.82%	100.00%
Wireless Portfolio	100.00%	–

The funds will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SELTS-ANN-0422
1.846050.115

Fidelity® Select Portfolios®
Consumer Staples Sector

Consumer Staples Portfolio

Annual Report

February 28, 2022

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	11.99%	6.21%	8.75%
Class M (incl. 3.50% sales charge)	14.36%	6.43%	8.71%
Class C (incl. contingent deferred sales charge)	16.92%	6.68%	8.75%
Consumer Staples Portfolio	19.16%	7.79%	9.71%
Class I	19.15%	7.78%	9.69%
Class Z	19.29%	7.87%	9.74%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Staples Portfolio, a class of the fund, on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,252	Consumer Staples Portfolio
$39,037	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Ben Shuleva:  For the fiscal year ending February 28, 2022, the fund's share classes (excluding sales charges, if applicable) gained roughly 18% to 19%, underperforming the 19.87% gain of the MSCI US IMI Consumer Staples 25/50 Index, but outperforming the broad-based S&P 500® index. The primary detractors from performance versus the sector index were security selection and an underweighting in hypermarkets & super centers. The fund's biggest individual relative detractor was our lighter-than-index stake in Costco Wholesale, which gained 41%. Costco Wholesale was not held at period end. Other notable relative detractors included overweightings in Monster Beverage (-4%), which was among the fund's largest holdings, and TreeHouse Foods (-21%), a position we increased this period. Conversely, the largest contributor to performance versus the sector index was our security selection in distillers & vintners. Also bolstering the fund's relative performance was an overweighting in soft drinks and an underweighting in drug retail. The biggest individual relative contributor was an overweight position in Coca-Cola (+31%), which was one of our biggest holdings. Underweightings in Estée Lauder (-2%), a new addition to the portfolio the past year, and Colgate-Palmolive (+7%), which was not held at period end, also aided relative performance. Notable changes in positioning include increased exposure to the tobacco subindustry and a lower allocation to household products.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2021, Fidelity increased dividend distribution frequency for the fund because of its focus on industries that are associated with dividend-paying companies. Dividend distributions will be paid four times a year: April, July, October and December. Quarterly dividend distributions will commence in April 2022. Please note that there are no changes to the frequency of capital gain distributions.

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
The Coca-Cola Co.	15.6
Procter & Gamble Co.	14.0
Walmart, Inc.	7.1
Altria Group, Inc.	6.3
Philip Morris International, Inc.	6.3
Mondelez International, Inc.	4.8
Monster Beverage Corp.	4.5
Kimberly-Clark Corp.	3.3
PepsiCo, Inc.	3.2
Keurig Dr. Pepper, Inc.	3.1
68.2

Top Industries (% of fund's net assets)

As of February 28, 2022
Beverages	32.1%
Household Products	22.0%
Food Products	15.0%
Tobacco	12.9%
Food & Staples Retailing	10.9%
All Others*	7.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
Beverages - 32.1%
Brewers - 2.6%
Boston Beer Co., Inc. Class A (a)	102,100	$39,151,266
Molson Coors Beverage Co. Class B	104,700	5,463,246
		44,614,512
Distillers & Vintners - 2.9%
Brown-Forman Corp. Class B (non-vtg.)	14,200	926,266
Constellation Brands, Inc. Class A (sub. vtg.)	209,684	45,212,064
Diageo PLC	83,000	4,112,015
		50,250,345
Soft Drinks - 26.6%
Celsius Holdings, Inc. (a)	15,000	958,350
Keurig Dr. Pepper, Inc.	1,364,227	52,754,658
Monster Beverage Corp. (a)	904,513	76,340,897
PepsiCo, Inc.	338,104	55,361,149
Primo Water Corp.	116,600	1,695,364
The Coca-Cola Co.	4,279,518	266,357,197
		453,467,615

TOTAL BEVERAGES		548,332,472

Food & Staples Retailing - 10.9%
Drug Retail - 0.2%
Walgreens Boots Alliance, Inc.	59,100	2,723,919
Food Distributors - 2.9%
Performance Food Group Co. (a)	119,300	6,685,572
Sysco Corp.	122,356	10,657,208
U.S. Foods Holding Corp. (a)	841,874	32,908,855
		50,251,635
Food Retail - 0.6%
Albertsons Companies, Inc.	88,500	2,579,775
Grocery Outlet Holding Corp. (a)	271,650	7,554,587
		10,134,362
Hypermarkets & Super Centers - 7.2%
BJ's Wholesale Club Holdings, Inc. (a)	28,300	1,779,221
Walmart, Inc.	896,700	121,197,972
		122,977,193

TOTAL FOOD & STAPLES RETAILING		186,087,109

Food Products - 15.0%
Agricultural Products - 1.8%
Archer Daniels Midland Co.	45,500	3,569,475
Bunge Ltd.	159,793	16,706,358
Darling Ingredients, Inc. (a)	152,200	11,031,456
		31,307,289
Packaged Foods & Meats - 13.2%
Conagra Brands, Inc.	382,241	13,366,968
Freshpet, Inc. (a)	95,200	9,065,896
Laird Superfood, Inc. (a)	181,882	1,118,574
Lamb Weston Holdings, Inc.	779,727	51,797,265
Mission Produce, Inc. (a)	35,037	454,780
Mondelez International, Inc.	1,257,297	82,327,808
Nomad Foods Ltd. (a)	198,659	5,002,234
Pilgrim's Pride Corp. (a)	43,100	1,016,298
Post Holdings, Inc. (a)	46,100	4,846,954
Sanderson Farms, Inc.	20,900	3,732,531
Sovos Brands, Inc.	91,275	1,108,079
The Real Good Food Co. LLC Class B unit	58,666	333,282
TreeHouse Foods, Inc. (a)	829,784	32,569,022
Tyson Foods, Inc. Class A	202,666	18,779,032
		225,518,723

TOTAL FOOD PRODUCTS		256,826,012

Hotels, Restaurants & Leisure - 0.0%
Restaurants - 0.0%
Compass Group PLC	897	20,275
Household Durables - 0.7%
Housewares & Specialties - 0.7%
Tupperware Brands Corp. (a)(b)	626,362	11,418,579
Household Products - 22.0%
Household Products - 22.0%
Energizer Holdings, Inc. (b)	600,044	20,035,469
Kimberly-Clark Corp.	434,333	56,528,440
Procter & Gamble Co.	1,534,182	239,163,632
Reckitt Benckiser Group PLC	29,700	2,514,910
Reynolds Consumer Products, Inc. (b)	931,711	27,737,036
The Clorox Co.	202,774	29,562,421
		375,541,908
Media - 1.0%
Advertising - 1.0%
Advantage Solutions, Inc. Class A (a)	2,167,100	17,055,077
Personal Products - 4.3%
Personal Products - 4.3%
Edgewell Personal Care Co.	97,400	3,475,232
Estee Lauder Companies, Inc. Class A	62,255	18,448,024
Herbalife Nutrition Ltd. (a)	977,750	34,788,345
Shiseido Co. Ltd.	94,875	5,418,599
The Honest Co., Inc.	451,770	2,611,231
Unilever PLC	173,984	8,739,560
		73,480,991
Tobacco - 12.9%
Tobacco - 12.9%
Altria Group, Inc.	2,098,917	107,653,453
Philip Morris International, Inc.	1,054,482	106,576,496
RLX Technology, Inc. ADR (a)(b)	1,677,169	5,165,681
		219,395,630
TOTAL COMMON STOCKS
(Cost $1,315,252,645)		1,688,158,053

Money Market Funds - 1.6%
Fidelity Cash Central Fund 0.07% (c)	14,585,360	14,588,277
Fidelity Securities Lending Cash Central Fund 0.07% (c)(d)	13,162,107	13,163,424
TOTAL MONEY MARKET FUNDS
(Cost $27,751,701)		27,751,701
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $1,343,004,346)		1,715,909,754
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(9,339,396)
NET ASSETS - 100%		$1,706,570,358

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$--	$276,238,354	$261,650,077	$2,374	$--	$--	$14,588,277	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	33,838,939	149,205,666	169,881,181	37,193	--	--	13,163,424	0.0%
Total	$33,838,939	$425,444,020	$431,531,258	$39,567	$--	$--	$27,751,701

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,688,158,053	$1,672,438,011	$15,720,042	$--
Money Market Funds	27,751,701	27,751,701	--	--
Total Investments in Securities:	$1,715,909,754	$1,700,189,712	$15,720,042	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $12,908,881) — See accompanying schedule: Unaffiliated issuers (cost $1,315,252,645)	$1,688,158,053
Fidelity Central Funds (cost $27,751,701)	27,751,701
Total Investment in Securities (cost $1,343,004,346)		$1,715,909,754
Receivable for investments sold		16,359,740
Receivable for fund shares sold		5,982,051
Dividends receivable		1,334,613
Interest receivable		9
Distributions receivable from Fidelity Central Funds		1,742
Prepaid expenses		9,162
Other receivables		318,078
Total assets		1,739,915,149
Liabilities
Payable to custodian bank	$10
Payable for investments purchased	17,488,352
Payable for fund shares redeemed	1,191,889
Accrued management fee	739,550
Distribution and service plan fees payable	163,644
Other affiliated payables	255,540
Other payables and accrued expenses	342,611
Collateral on securities loaned	13,163,195
Total liabilities		33,344,791
Net Assets		$1,706,570,358
Net Assets consist of:
Paid in capital		$1,312,851,588
Total accumulated earnings (loss)		393,718,770
Net Assets		$1,706,570,358
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($293,276,437 ÷ 3,069,414 shares)(a)		$95.55
Maximum offering price per share (100/94.25 of $95.55)		$101.38
Class M:
Net Asset Value and redemption price per share ($64,706,833 ÷ 685,552 shares)(a)		$94.39
Maximum offering price per share (100/96.50 of $94.39)		$97.81
Class C:
Net Asset Value and offering price per share ($88,644,986 ÷ 958,503 shares)(a)		$92.48
Consumer Staples:
Net Asset Value, offering price and redemption price per share ($1,032,956,233 ÷ 10,676,982 shares)		$96.75
Class I:
Net Asset Value, offering price and redemption price per share ($149,159,761 ÷ 1,545,966 shares)		$96.48
Class Z:
Net Asset Value, offering price and redemption price per share ($77,826,108 ÷ 807,657 shares)		$96.36

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$36,800,317
Interest		2,804
Income from Fidelity Central Funds (including $37,193 from security lending)		39,567
Total income		36,842,688
Expenses
Management fee	$7,862,127
Transfer agent fees	2,454,502
Distribution and service plan fees	1,985,818
Accounting fees	469,081
Custodian fees and expenses	20,641
Independent trustees' fees and expenses	5,343
Registration fees	143,136
Audit	53,888
Legal	1,619
Interest	1,332
Miscellaneous	9,348
Total expenses before reductions	13,006,835
Expense reductions	(33,557)
Total expenses after reductions		12,973,278
Net investment income (loss)		23,869,410
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	117,785,326
Foreign currency transactions	23,364
Total net realized gain (loss)		117,808,690
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	106,556,121
Assets and liabilities in foreign currencies	(36,865)
Total change in net unrealized appreciation (depreciation)		106,519,256
Net gain (loss)		224,327,946
Net increase (decrease) in net assets resulting from operations		$248,197,356

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$23,869,410	$23,747,237
Net realized gain (loss)	117,808,690	57,686,836
Change in net unrealized appreciation (depreciation)	106,519,256	128,330,786
Net increase (decrease) in net assets resulting from operations	248,197,356	209,764,859
Distributions to shareholders	(153,414,832)	(46,152,171)
Share transactions - net increase (decrease)	254,802,169	(183,556,146)
Total increase (decrease) in net assets	349,584,693	(19,943,458)
Net Assets
Beginning of period	1,356,985,665	1,376,929,123
End of period	$1,706,570,358	$1,356,985,665

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Consumer Staples Portfolio Class A

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$89.40	$79.57	$76.88	$87.07	$96.18
Income from Investment Operations
Net investment income (loss)B,C	1.40	1.34	1.40	2.08D	1.54
Net realized and unrealized gain (loss)	14.98	11.24	3.54	(2.64)	(2.80)
Total from investment operations	16.38	12.58	4.94	(.56)	(1.26)
Distributions from net investment income	(1.55)	(1.42)	(1.35)	(2.11)	(1.55)
Distributions from net realized gain	(8.68)	(1.33)	(.90)	(7.53)	(6.30)
Total distributions	(10.23)	(2.75)	(2.25)	(9.63)E	(7.85)
Redemption fees added to paid in capitalB	–	–	–	–	–
Net asset value, end of period	$95.55	$89.40	$79.57	$76.88	$87.07
Total ReturnF,G	18.83%	16.00%	6.17%	(.32)%	(1.68)%
Ratios to Average Net AssetsC,H,I
Expenses before reductions	1.01%	1.04%	1.04%	1.05%	1.05%
Expenses net of fee waivers, if any	1.01%	1.04%	1.04%	1.05%	1.05%
Expenses net of all reductions	1.01%	1.03%	1.04%	1.04%	1.04%
Net investment income (loss)	1.45%	1.57%	1.67%	2.65%D	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$293,276	$248,234	$239,067	$232,020	$317,366
Portfolio turnover rateJ	61%	51%	40%	41%K	76%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.69 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.78%.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio Class M

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$88.43	$78.74	$76.13	$86.30	$95.42
Income from Investment Operations
Net investment income (loss)B,C	1.13	1.10	1.16	1.85D	1.27
Net realized and unrealized gain (loss)	14.81	11.11	3.50	(2.61)	(2.78)
Total from investment operations	15.94	12.21	4.66	(.76)	(1.51)
Distributions from net investment income	(1.30)	(1.19)	(1.15)	(1.88)	(1.31)
Distributions from net realized gain	(8.68)	(1.33)	(.90)	(7.53)	(6.30)
Total distributions	(9.98)	(2.52)	(2.05)	(9.41)	(7.61)
Redemption fees added to paid in capitalB	–	–	–	–	–
Net asset value, end of period	$94.39	$88.43	$78.74	$76.13	$86.30
Total ReturnE,F	18.51%	15.69%	5.88%	(.59)%	(1.94)%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	1.28%	1.31%	1.31%	1.33%	1.32%
Expenses net of fee waivers, if any	1.28%	1.31%	1.31%	1.32%	1.32%
Expenses net of all reductions	1.28%	1.30%	1.31%	1.31%	1.31%
Net investment income (loss)	1.18%	1.30%	1.40%	2.37%D	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$64,707	$56,664	$55,954	$60,069	$76,572
Portfolio turnover rateI	61%	51%	40%	41%J	76%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.68 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.50%.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio Class C

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$86.73	$77.27	$74.79	$84.85	$93.89
Income from Investment Operations
Net investment income (loss)B,C	.65	.68	.75	1.46D	.81
Net realized and unrealized gain (loss)	14.51	10.87	3.44	(2.57)	(2.73)
Total from investment operations	15.16	11.55	4.19	(1.11)	(1.92)
Distributions from net investment income	(.79)	(.80)	(.81)	(1.43)	(.82)
Distributions from net realized gain	(8.62)	(1.30)	(.90)	(7.53)	(6.30)
Total distributions	(9.41)	(2.09)E	(1.71)	(8.95)E	(7.12)
Redemption fees added to paid in capitalB	–	–	–	–	–
Net asset value, end of period	$92.48	$86.73	$77.27	$74.79	$84.85
Total ReturnF,G	17.92%	15.14%	5.39%	(1.05)%	(2.41)%
Ratios to Average Net AssetsC,H,I
Expenses before reductions	1.77%	1.79%	1.79%	1.79%	1.79%
Expenses net of fee waivers, if any	1.76%	1.79%	1.79%	1.79%	1.79%
Expenses net of all reductions	1.76%	1.78%	1.79%	1.78%	1.78%
Net investment income (loss)	.70%	.83%	.92%	1.91%D	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$88,645	$104,955	$117,328	$150,822	$228,874
Portfolio turnover rateJ	61%	51%	40%	41%K	76%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.67 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.04%.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$90.40	$80.42	$77.63	$87.85	$97.01
Income from Investment Operations
Net investment income (loss)B,C	1.69	1.60	1.66	2.34D	1.82
Net realized and unrealized gain (loss)	15.16	11.39	3.59	(2.67)	(2.82)
Total from investment operations	16.85	12.99	5.25	(.33)	(1.00)
Distributions from net investment income	(1.81)	(1.68)	(1.55)	(2.36)	(1.86)
Distributions from net realized gain	(8.68)	(1.33)	(.90)	(7.53)	(6.30)
Total distributions	(10.50)E	(3.01)	(2.46)E	(9.89)	(8.16)
Redemption fees added to paid in capitalB	–	–	–	–	–
Net asset value, end of period	$96.75	$90.40	$80.42	$77.63	$87.85
Total ReturnF	19.16%	16.34%	6.48%	(.03)%	(1.40)%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.73%	.75%	.75%	.77%	.76%
Expenses net of fee waivers, if any	.73%	.75%	.75%	.76%	.76%
Expenses net of all reductions	.73%	.74%	.75%	.75%	.76%
Net investment income (loss)	1.74%	1.86%	1.96%	2.94%D	1.89%
Supplemental Data
Net assets, end of period (000 omitted)	$1,032,956	$770,644	$773,437	$814,350	$1,328,696
Portfolio turnover rateI	61%	51%	40%	41%J	76%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.69 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.07%.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio Class I

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$90.17	$80.23	$77.45	$87.68	$96.82
Income from Investment Operations
Net investment income (loss)B,C	1.67	1.60	1.65	2.33D	1.81
Net realized and unrealized gain (loss)	15.13	11.34	3.58	(2.68)	(2.82)
Total from investment operations	16.80	12.94	5.23	(.35)	(1.01)
Distributions from net investment income	(1.80)	(1.67)	(1.55)	(2.36)	(1.83)
Distributions from net realized gain	(8.68)	(1.33)	(.90)	(7.53)	(6.30)
Total distributions	(10.49)E	(3.00)	(2.45)	(9.88)E	(8.13)
Redemption fees added to paid in capitalB	–	–	–	–	–
Net asset value, end of period	$96.48	$90.17	$80.23	$77.45	$87.68
Total ReturnF	19.15%	16.32%	6.48%	(.04)%	(1.41)%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.74%	.76%	.76%	.77%	.78%
Expenses net of fee waivers, if any	.74%	.75%	.76%	.77%	.78%
Expenses net of all reductions	.74%	.75%	.76%	.76%	.77%
Net investment income (loss)	1.72%	1.86%	1.95%	2.93%D	1.88%
Supplemental Data
Net assets, end of period (000 omitted)	$149,160	$132,898	$149,514	$159,614	$240,605
Portfolio turnover rateI	61%	51%	40%	41%J	76%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.69 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.06%.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio Class Z

Years ended February 28,	2022	2021	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$90.08	$80.14	$77.36	$81.61
Income from Investment Operations
Net investment income (loss)C,D	1.79	1.71	1.78	.05E
Net realized and unrealized gain (loss)	15.10	11.35	3.56	.33F
Total from investment operations	16.89	13.06	5.34	.38
Distributions from net investment income	(1.93)	(1.79)	(1.66)	(2.23)
Distributions from net realized gain	(8.68)	(1.33)	(.90)	(2.40)
Total distributions	(10.61)	(3.12)	(2.56)	(4.63)
Redemption fees added to paid in capitalC	–	–	–	–
Net asset value, end of period	$96.36	$90.08	$80.14	$77.36
Total ReturnG,H	19.29%	16.49%	6.61%	.79%
Ratios to Average Net AssetsD,I,J
Expenses before reductions	.61%	.62%	.63%	.63%K
Expenses net of fee waivers, if any	.61%	.62%	.63%	.62%K
Expenses net of all reductions	.61%	.62%	.62%	.61%K
Net investment income (loss)	1.85%	1.99%	2.08%	.16%E,K
Supplemental Data
Net assets, end of period (000 omitted)	$77,826	$43,591	$41,629	$8,052
Portfolio turnover rateL	61%	51%	40%	41%M

 A For the year ended February 29.

 B For the period October 2, 2018 (commencement of sale of shares) through February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.26 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.69) %.

 F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 K Annualized

 L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2022

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class M, Class C, Consumer Staples, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Consumer Staples Portfolio	$300,374

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$410,553,593
Gross unrealized depreciation	(43,989,632)
Net unrealized appreciation (depreciation)	$366,563,961
Tax Cost	$1,349,345,793

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,774,461
Undistributed long-term capital gain	$24,664,179
Net unrealized appreciation (depreciation) on securities and other investments	$366,560,728

The tax character of distributions paid was as follows:

	February 28, 2022	February 28, 2021
Ordinary Income	$63,314,112	$ 33,435,414
Long-term Capital Gains	90,100,720	12,716,757
Total	$153,414,832	$ 46,152,171

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Consumer Staples Portfolio	1,025,873,396	911,717,786

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$695,962	$6,925
Class M	.25%	.25%	311,208	458
Class C	.75%	.25%	978,648	55,850
			$1,985,818	$63,233

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$82,043
Class M	12,242
Class C(a)	896
$95,181

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$533,548.19
Class M	129,081.21
Class C	191,334.20
Consumer Staples	1,338,815.16
Class I	238,742.17
Class Z	22,982.04
	$2,454,502

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Consumer Staples Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Consumer Staples Portfolio	$21,135

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Consumer Staples Portfolio	Borrower	$5,105,069.31%		$1,276

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Consumer Staples Portfolio	77,391,601	65,624,922	7,909,437

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Consumer Staples Portfolio	$2,486

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Consumer Staples Portfolio	$3,782	$–	$–

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Consumer Staples Portfolio	$864,500.58%		$56

9. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $33,557.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2022	Year ended February 28, 2021
Consumer Staples Portfolio
Distributions to shareholders
Class A	$28,728,133	$7,785,064
Class M	6,378,016	1,694,592
Class C	9,724,881	2,915,694
Consumer Staples	88,326,666	26,940,406
Class I	14,778,169	5,222,248
Class Z	5,478,967	1,594,167
Total	$153,414,832	$46,152,171

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2022	Year ended February 28, 2021	Year ended February 28, 2022	Year ended February 28, 2021
Consumer Staples Portfolio
Class A
Shares sold	512,430	521,136	$49,258,142	$43,136,035
Reinvestment of distributions	295,095	88,396	27,710,518	7,517,633
Shares redeemed	(514,641)	(837,400)	(49,392,846)	(70,049,187)
Net increase (decrease)	292,884	(227,868)	$27,575,814	$(19,395,519)
Class M
Shares sold	69,762	73,432	$6,632,101	$5,865,389
Reinvestment of distributions	68,289	20,110	6,339,502	1,683,104
Shares redeemed	(93,262)	(163,378)	(8,856,119)	(13,583,465)
Net increase (decrease)	44,789	(69,836)	$4,115,484	$(6,034,972)
Class C
Shares sold	80,488	141,597	$7,503,197	$11,209,401
Reinvestment of distributions	105,499	35,029	9,608,492	2,841,148
Shares redeemed	(437,630)	(484,920)	(40,618,649)	(39,991,422)
Net increase (decrease)	(251,643)	(308,294)	$(23,506,960)	$(25,940,873)
Consumer Staples
Shares sold	3,003,388	1,518,738	$293,188,867	$126,493,736
Reinvestment of distributions	851,019	285,485	80,858,070	24,629,835
Shares redeemed	(1,702,337)	(2,896,609)	(165,649,882)	(243,910,123)
Net increase (decrease)	2,152,070	(1,092,386)	$208,397,055	$(92,786,552)
Class I
Shares sold	366,907	850,081	$35,605,195	$68,795,704
Reinvestment of distributions	144,626	55,882	13,704,710	4,825,829
Shares redeemed	(439,361)	(1,295,813)	(42,622,622)	(108,862,991)
Net increase (decrease)	72,172	(389,850)	$6,687,283	$(35,241,458)
Class Z
Shares sold	567,361	271,537	$55,256,648	$22,735,232
Reinvestment of distributions	53,280	17,543	5,041,341	1,510,349
Shares redeemed	(296,902)	(324,611)	(28,764,496)	(28,402,353)
Net increase (decrease)	323,739	(35,531)	$31,533,493	$(4,156,772)

12. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Consumer Staples Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Consumer Staples Portfolio (one of the funds constituting Fidelity Select Portfolios, referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 317 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2021 to February 28, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During Period-B September 1, 2021 to February 28, 2022
Consumer Staples Portfolio
Class A	1.01%
Actual		$1,000.00	$1,040.90	$5.11
Hypothetical-C		$1,000.00	$1,019.79	$5.06
Class M	1.27%
Actual		$1,000.00	$1,039.60	$6.42
Hypothetical-C		$1,000.00	$1,018.50	$6.36
Class C	1.76%
Actual		$1,000.00	$1,037.00	$8.89
Hypothetical-C		$1,000.00	$1,016.07	$8.80
Consumer Staples	.72%
Actual		$1,000.00	$1,042.40	$3.65
Hypothetical-C		$1,000.00	$1,021.22	$3.61
Class I	.74%
Actual		$1,000.00	$1,042.30	$3.75
Hypothetical-C		$1,000.00	$1,021.12	$3.71
Class Z	.61%
Actual		$1,000.00	$1,043.00	$3.09
Hypothetical-C		$1,000.00	$1,021.77	$3.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Consumer Staples Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Consumer Staples Portfolio
Class A	04/11/2022	04/08/2022	$0.131	$1.529
Class M	04/11/2022	04/08/2022	$0.075	$1.529
Class C	04/11/2022	04/08/2022	$0.000	$1.529
Consumer Staples	04/11/2022	04/08/2022	$0.192	$1.529
Class I	04/11/2022	04/08/2022	$0.188	$1.529
Class Z	04/11/2022	04/08/2022	$0.214	$1.529

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2022, $71,454,037, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividends distributed in April and December, respectively during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Class A designates 42% and 74%; Class M designates 44% and 79%; Class C designates 47% and 96%; Consumer Staples designates 41% and 69%; Class I designates 41% and 69%; and Class Z designates 40% and 67%; of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 49% and 76%; Class M designates 51% and 81%; Class C designates 55% and 99%; Consumer Staples designates 48% and 70%; Class I designates 48% and 71%; and Class Z designates 47% and 68%; of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A, Class M, Class C, Consumer Staples, Class I, and Class Z designates 1% of the dividends distributed in April during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SELCS-ANN-0422
1.846042.115

Fidelity® Select Portfolios®
Utilities Sector

Utilities Portfolio

Annual Report

February 28, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Utilities Portfolio	19.19%	10.45%	11.18%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Utilities Portfolio on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$28,866	Utilities Portfolio
$39,037	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Douglas Simmons:  For the fiscal year ending February 28, 2022, the fund gained 19.19%, roughly in line with the 19.24% advance of the MSCI US IMI Utilities 25/50 Index, but outperforming the benchmark, the broad-based S&P 500® index. Versus the sector index, security selection added value, especially in the electric utilities category, whereas overall market selection detracted. Choices in electric utilities and multi-utilities contributed. Looking at individual stocks, overweighting electric utility Exelon (+62%) added more value than any other fund position. An outsized stake in multi-utility CenterPoint Energy (+44%) and avoiding electric utility and index component Eversource Energy (+6%) also contributed on a relative basis. Conversely, an overweighting and stock selection among independent power producers & energy traders detracted from the fund’s relative return, as did an overweighting in renewable electricity. Overweighting independent power producer & energy trader AES, which returned -18% the past 12 months, detracted. We continued to own an overweighted stake in AES at period’s end. Overweightings in renewable electricity provider Sunnova Energy International (-55%) and electric utility PG&E (+8%) hurt as well. For the period, we slightly increased the fund’s stake in multi-utilities and slightly reduced its holdings among electric utilities, while maintaining overweighted exposure to independent power producers & energy traders.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On October 1, 2021, Fidelity increased dividend distribution frequency for the fund because of its focus on industries that are associated with dividend-paying companies. Dividend distributions will be paid four times a year: April, July, October, and December. Quarterly dividend distributions will commence in April 2022. Please note that there are no changes to the frequency of capital gain distributions.

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
NextEra Energy, Inc.	16.5
Southern Co.	8.2
Exelon Corp.	7.9
Sempra Energy	7.8
PG&E Corp.	5.5
American Electric Power Co., Inc.	4.8
FirstEnergy Corp.	4.7
Public Service Enterprise Group, Inc.	4.7
Edison International	4.7
Dominion Energy, Inc.	4.6
69.4

Top Industries (% of fund's net assets)

As of February 28, 2022
Electric Utilities	61.9%
Multi-Utilities	24.0%
Independent Power and Renewable Electricity Producers	9.9%
Construction & Engineering	0.8%
Electrical Equipment	0.6%
All Others*	2.8%

* Includes short-term investments and net other assets (liabilities).

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
Construction & Engineering - 0.8%
Construction & Engineering - 0.8%
Quanta Services, Inc.	83,100	$9,052,914
Electric Utilities - 61.9%
Electric Utilities - 61.9%
American Electric Power Co., Inc.	563,750	51,103,938
Constellation Energy Corp.	813,663	37,412,225
Duke Energy Corp.	88,812	8,917,613
Edison International	794,899	50,412,495
Entergy Corp.	238,240	25,065,230
Exelon Corp.	1,986,689	84,553,484
FirstEnergy Corp.	1,217,092	50,935,300
NextEra Energy, Inc.	2,256,088	176,584,008
OGE Energy Corp.	380,300	14,280,265
PG&E Corp. (a)	5,194,566	59,062,215
Southern Co.	1,353,377	87,658,228
Xcel Energy, Inc.	265,100	17,849,183
		663,834,184
Electrical Equipment - 0.6%
Electrical Components & Equipment - 0.6%
Plug Power, Inc. (a)(b)	236,200	5,973,498
Independent Power and Renewable Electricity Producers - 9.9%
Independent Power Producers & Energy Traders - 8.0%
Clearway Energy, Inc.:
Class A (b)	119,624	3,659,298
Class C	70,991	2,371,099
The AES Corp.	2,276,115	48,321,921
Vistra Corp.	1,393,173	31,792,208
		86,144,526
Renewable Electricity - 1.9%
NextEra Energy Partners LP (b)	203,424	15,869,106
Sunnova Energy International, Inc. (a)(b)	227,300	4,580,095
		20,449,201

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		106,593,727

Multi-Utilities - 24.0%
Multi-Utilities - 24.0%
CenterPoint Energy, Inc.	1,399,408	38,273,809
Dominion Energy, Inc.	622,560	49,512,197
NiSource, Inc.	1,216,043	35,180,124
Public Service Enterprise Group, Inc.	777,905	50,431,581
Sempra Energy	578,108	83,374,736
		256,772,447
Oil, Gas & Consumable Fuels - 0.3%
Oil & Gas Storage & Transport - 0.3%
Energy Transfer LP	311,300	3,156,582
TOTAL COMMON STOCKS
(Cost $811,313,788)		1,045,383,352

Money Market Funds - 3.5%
Fidelity Cash Central Fund 0.07% (c)	15,710,239	15,713,381
Fidelity Securities Lending Cash Central Fund 0.07% (c)(d)	21,481,827	21,483,975
TOTAL MONEY MARKET FUNDS
(Cost $37,197,356)		37,197,356
TOTAL INVESTMENT IN SECURITIES - 101.0%
(Cost $848,511,144)		1,082,580,708
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(10,525,112)
NET ASSETS - 100%		$1,072,055,596

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$33,119,837	$215,568,794	$232,975,250	$7,338	$--	$--	$15,713,381	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	57,500	224,043,336	202,616,861	11,739	--	--	21,483,975	0.1%
Total	$33,177,337	$439,612,130	$435,592,111	$19,077	$--	$--	$37,197,356

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,045,383,352	$1,045,383,352	$--	$--
Money Market Funds	37,197,356	37,197,356	--	--
Total Investments in Securities:	$1,082,580,708	$1,082,580,708	$--	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $22,104,601) — See accompanying schedule: Unaffiliated issuers (cost $811,313,788)	$1,045,383,352
Fidelity Central Funds (cost $37,197,356)	37,197,356
Total Investment in Securities (cost $848,511,144)		$1,082,580,708
Receivable for investments sold		6,753,512
Receivable for fund shares sold		1,617,614
Dividends receivable		4,224,047
Distributions receivable from Fidelity Central Funds		1,666
Prepaid expenses		3,316
Other receivables		5,948
Total assets		1,095,186,811
Liabilities
Payable for investments purchased	$47,816
Payable for fund shares redeemed	930,501
Accrued management fee	461,407
Other affiliated payables	173,466
Other payables and accrued expenses	34,050
Collateral on securities loaned	21,483,975
Total liabilities		23,131,215
Net Assets		$1,072,055,596
Net Assets consist of:
Paid in capital		$815,465,848
Total accumulated earnings (loss)		256,589,748
Net Assets		$1,072,055,596
Net Asset Value, offering price and redemption price per share ($1,072,055,596 ÷ 10,679,529 shares)		$100.38

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$27,089,762
Income from Fidelity Central Funds (including $11,739 from security lending)		19,077
Total income		27,108,839
Expenses
Management fee	$5,277,822
Transfer agent fees	1,677,669
Accounting fees	333,635
Custodian fees and expenses	6,131
Independent trustees' fees and expenses	3,607
Registration fees	58,021
Audit	39,632
Legal	1,556
Miscellaneous	5,549
Total expenses before reductions	7,403,622
Expense reductions	(22,978)
Total expenses after reductions		7,380,644
Net investment income (loss)		19,728,195
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	38,512,444
Total net realized gain (loss)		38,512,444
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	110,783,166
Assets and liabilities in foreign currencies	(1,349)
Total change in net unrealized appreciation (depreciation)		110,781,817
Net gain (loss)		149,294,261
Net increase (decrease) in net assets resulting from operations		$169,022,456

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,728,195	$18,646,908
Net realized gain (loss)	38,512,444	144,321
Change in net unrealized appreciation (depreciation)	110,781,817	(44,461,017)
Net increase (decrease) in net assets resulting from operations	169,022,456	(25,669,788)
Distributions to shareholders	(28,337,938)	(52,597,101)
Share transactions
Proceeds from sales of shares	248,500,596	248,831,567
Reinvestment of distributions	26,334,666	49,416,895
Cost of shares redeemed	(239,748,839)	(570,705,990)
Net increase (decrease) in net assets resulting from share transactions	35,086,423	(272,457,528)
Total increase (decrease) in net assets	175,770,941	(350,724,417)
Net Assets
Beginning of period	896,284,655	1,247,009,072
End of period	$1,072,055,596	$896,284,655
Other Information
Shares
Sold	2,524,118	2,920,974
Issued in reinvestment of distributions	259,200	585,913
Redeemed	(2,459,097)	(6,824,868)
Net increase (decrease)	324,221	(3,317,981)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Utilities Portfolio

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$86.55	$91.20	$85.32	$76.75	$77.05
Income from Investment Operations
Net investment income (loss)B,C	1.92	1.61	2.09	2.06	1.62
Net realized and unrealized gain (loss)	14.72	(1.81)	5.99	13.35	2.56
Total from investment operations	16.64	(.20)	8.08	15.41	4.18
Distributions from net investment income	(1.71)	(2.12)	(1.94)	(1.37)	(1.29)
Distributions from net realized gain	(1.10)	(2.34)	(.26)	(5.46)	(3.19)
Total distributions	(2.81)	(4.45)D	(2.20)	(6.84)D	(4.48)
Redemption fees added to paid in capitalB	–	–	–	–	–E
Net asset value, end of period	$100.38	$86.55	$91.20	$85.32	$76.75
Total ReturnF	19.19%	(.05)%	9.34%	20.17%	4.99%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.74%	.76%	.75%	.78%	.78%
Expenses net of fee waivers, if any	.73%	.76%	.75%	.78%	.78%
Expenses net of all reductions	.73%	.75%	.74%	.76%	.77%
Net investment income (loss)	1.96%	1.88%	2.25%	2.45%	2.00%
Supplemental Data
Net assets, end of period (000 omitted)	$1,072,056	$896,285	$1,247,009	$1,040,763	$716,979
Portfolio turnover rateI	37%	64%	65%J	97%J	66%J

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2022

1. Organization.

Utilities Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$243,277,648
Gross unrealized depreciation	(12,233,808)
Net unrealized appreciation (depreciation)	$231,043,840
Tax Cost	$851,536,868

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$416,391
Undistributed long-term capital gain	$25,129,485
Net unrealized appreciation (depreciation) on securities and other investments	$231,043,872

The tax character of distributions paid was as follows:

	February 28, 2022	February 28, 2021
Ordinary Income	$17,236,478	$ 22,682,991
Long-term Capital Gains	11,101,460	29,914,110
Total	$28,337,938	$ 52,597,101

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Utilities Portfolio	409,608,506	368,696,199

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Utilities Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Utilities Portfolio	$6,798

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Utilities Portfolio	23,165,815	3,911,740	(335,353)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Utilities Portfolio	30,732

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Utilities Portfolio	$1,679

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Utilities Portfolio	$1,183	$–	$–

8. Expense Reductions.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $22,978.

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Utilities Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Utilities Portfolio (one of the funds constituting Fidelity Select Portfolios, referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 317 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2021 to February 28, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During Period-B September 1, 2021 to February 28, 2022
Utilities Portfolio	.73%
Actual		$1,000.00	$1,034.20	$3.68
Hypothetical-C		$1,000.00	$1,021.17	$3.66

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Utilities Portfolio voted to pay on February 11, 2022, to shareholders of record at the opening of business on February 8, 2022, a distribution of $2.225 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.152 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2022, $37,128,082, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SELUTL-ANN-0422
1.813626.117

Fidelity® Environment and Alternative Energy Fund (formerly Environment and Alternative Energy Portfolio)

Fidelity® Natural Resources Fund (formerly Natural Resources Portfolio)

Annual Report

February 28, 2022

Contents

Note to Shareholders
Fidelity® Environment and Alternative Energy Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Natural Resources Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Environment and Alternative Energy Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Environment and Alternative Energy Fund	11.02%	12.23%	12.16%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Environment and Alternative Energy Fund on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$31,492	Fidelity® Environment and Alternative Energy Fund
$39,037	S&P 500® Index

Fidelity® Environment and Alternative Energy Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Co-Managers Asher Anolic and Julia Pei:  For the fiscal year, the fund gained 11.02%, roughly in line with the 11.23% advance of the FTSE EO & Alternative Energy Index, but underperforming the broad-based S&P 500® index. Versus the industry index, market selection was the primary contributor, especially an overweighting in the steel group. Security selection in construction & engineering and an underweighting in industrial conglomerates also helped. The biggest individual relative contributor was an overweight position in Steel Dynamics (+64%), followed by outsized stakes in Honeywell International (+16%) and Comfort Systems USA (+29%). All three stocks were not held by the fund at period end. Conversely, the largest detractor from performance versus the industry index was security selection in renewable electricity. Also hampering the fund's relative performance was an underweighting in industrial gases and environmental & facilities services. The biggest individual relative detractor was an overweight position in Cummins (-18%). Cummins was among our largest holdings this period. Outsized stakes in Xylem (-34%) and Innospec (-12%), two positions that were sold the past 12 months, also hurt. Additionally, the fund's foreign holdings detracted overall, hampered in part by a broadly stronger U.S. dollar. Notable changes in positioning include increased exposure to the life sciences tools & services subindustry and a lower allocation to electrical components & equipment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  Following Board approval in April 2021, Fidelity® Select Environment and Alternative Energy Portfolio was renamed Fidelity® Environment and Alternative Energy Fund, effective May 1, 2021, to better align with Fidelity's other thematic offerings. On July 12, 2021, Asher Anolic assumed portfolio management responsibilities for the fund, succeeding Kevin Walenta. On August 27, 2021, Julia Pei was appointed co-portfolio manager, joining Asher.

Fidelity® Environment and Alternative Energy Fund

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
Microsoft Corp.	13.0
Tesla, Inc.	10.4
Danaher Corp.	6.7
Linde PLC	5.7
Prologis (REIT), Inc.	5.1
Analog Devices, Inc.	3.8
Eaton Corp. PLC	3.5
NextEra Energy, Inc.	3.0
DuPont de Nemours, Inc.	2.5
Xcel Energy, Inc.	2.3
56.0

Top Industries (% of fund's net assets)

As of February 28, 2022
Software	14.0%
Automobiles	11.2%
Semiconductors & Semiconductor Equipment	11.0%
Chemicals	10.5%
Electrical Equipment	8.4%
All Others*	44.9%

* Includes short-term investments and net other assets (liabilities).

Fidelity® Environment and Alternative Energy Fund

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Automobiles - 11.2%
Automobile Manufacturers - 11.2%
Tesla, Inc. (a)	90,270	$78,573,716
XPeng, Inc. ADR (a)	158,450	5,762,827
		84,336,543
Building Products - 6.1%
Building Products - 6.1%
Johnson Controls International PLC	249,620	16,215,315
Kingspan Group PLC (Ireland)	34,200	3,340,049
Owens Corning	136,990	12,766,098
Trane Technologies PLC	92,530	14,243,143
		46,564,605
Capital Markets - 0.9%
Financial Exchanges & Data - 0.9%
Intercontinental Exchange, Inc.	52,380	6,710,926
Chemicals - 10.5%
Industrial Gases - 5.7%
Linde PLC	145,990	42,810,108
Specialty Chemicals - 4.8%
DuPont de Nemours, Inc.	239,980	18,567,253
Eastman Chemical Co.	34,840	4,127,495
Koninklijke DSM NV	73,030	13,712,415
		36,407,163

TOTAL CHEMICALS		79,217,271

Commercial Services & Supplies - 1.5%
Diversified Support Services - 0.1%
Smart Metering Systems PLC	118,400	1,139,770
Environmental & Facility Services - 1.4%
Aker Carbon Capture A/S (a)	1,218,500	2,346,508
Tetra Tech, Inc.	49,640	7,881,343
		10,227,851

TOTAL COMMERCIAL SERVICES & SUPPLIES		11,367,621

Construction & Engineering - 0.6%
Construction & Engineering - 0.6%
Quanta Services, Inc.	39,200	4,270,448
Containers & Packaging - 2.2%
Metal & Glass Containers - 2.2%
Ball Corp.	182,050	16,337,167
Electric Utilities - 7.9%
Electric Utilities - 7.9%
NextEra Energy, Inc.	293,150	22,944,851
ORSTED A/S (b)	86,900	11,246,086
Verbund AG	67,710	8,166,953
Xcel Energy, Inc.	256,480	17,268,798
		59,626,688
Electrical Equipment - 8.4%
Electrical Components & Equipment - 6.9%
Acuity Brands, Inc.	65,980	12,032,773
Ceres Power Holdings PLC (a)	214,290	2,009,549
Contemporary Amperex Technology Co. Ltd.	53,200	4,497,326
Eaton Corp. PLC	174,090	26,860,346
Fluence Energy, Inc. (c)	64,830	877,150
Sunrun, Inc. (a)	174,170	4,751,358
Vicor Corp. (a)	19,770	1,478,203
		52,506,705
Heavy Electrical Equipment - 1.5%
Vestas Wind Systems A/S	344,880	11,121,241

TOTAL ELECTRICAL EQUIPMENT		63,627,946

Energy Equipment & Services - 0.7%
Oil & Gas Equipment & Services - 0.7%
Aspen Aerogels, Inc. (a)	72,610	2,149,256
Baker Hughes Co. Class A	112,390	3,302,018
		5,451,274
Equity Real Estate Investment Trusts (REITs) - 6.6%
Industrial REITs - 5.1%
Prologis (REIT), Inc.	264,610	38,593,369
Specialized REITs - 1.5%
Weyerhaeuser Co.	286,360	11,133,677

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		49,727,046

Independent Power and Renewable Electricity Producers - 3.1%
Independent Power Producers & Energy Traders - 1.1%
The AES Corp.	400,470	8,501,978
Renewable Electricity - 2.0%
Adani Green Energy Ltd. (a)	126,470	3,087,040
Brookfield Renewable Corp.	138,230	5,165,655
Energy Absolute PCL NVDR	522,570	1,519,796
Scatec Solar AS (b)	381,900	5,503,077
		15,275,568

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		23,777,546

Internet & Direct Marketing Retail - 0.1%
Internet & Direct Marketing Retail - 0.1%
thredUP, Inc. (a)(c)	57,400	487,326
IT Services - 1.0%
IT Consulting & Other Services - 1.0%
IBM Corp.	61,400	7,522,114
Life Sciences Tools & Services - 7.9%
Life Sciences Tools & Services - 7.9%
Agilent Technologies, Inc.	60,450	7,880,262
Codexis, Inc. (a)	43,400	864,962
Danaher Corp.	186,040	51,051,236
		59,796,460
Machinery - 4.0%
Agricultural & Farm Machinery - 1.9%
Deere & Co.	41,100	14,796,822
Construction Machinery & Heavy Trucks - 1.8%
Cummins, Inc.	65,812	13,433,545
Industrial Machinery - 0.3%
Kornit Digital Ltd. (a)	14,360	1,361,759
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	325,680	1,037,551
		2,399,310

TOTAL MACHINERY		30,629,677

Metals & Mining - 0.6%
Diversified Metals & Mining - 0.6%
Lynas Rare Earths Ltd. (a)	624,972	4,730,632
Oil, Gas & Consumable Fuels - 0.6%
Oil & Gas Exploration & Production - 0.6%
Denbury, Inc. (a)	57,650	4,188,849
Semiconductors & Semiconductor Equipment - 11.0%
Semiconductor Equipment - 4.3%
AEHR Test Systems (a)	153,500	2,087,600
Enphase Energy, Inc. (a)	66,500	11,085,550
SolarEdge Technologies, Inc. (a)	48,050	15,348,131
Xinyi Solar Holdings Ltd.	2,316,000	4,184,721
		32,706,002
Semiconductors - 6.7%
Allegro MicroSystems LLC (a)	140,990	4,042,183
Analog Devices, Inc.	181,150	29,036,534
onsemi (a)	216,610	13,561,952
Power Integrations, Inc.	46,680	4,201,200
		50,841,869

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		83,547,871

Software - 14.0%
Systems Software - 14.0%
Microsoft Corp.	329,680	98,505,083
VMware, Inc. Class A (a)	62,030	7,277,360
		105,782,443
Technology Hardware, Storage & Peripherals - 0.8%
Technology Hardware, Storage & Peripherals - 0.8%
Hewlett Packard Enterprise Co.	366,610	5,836,431
TOTAL COMMON STOCKS
(Cost $712,494,777)		753,536,884

Convertible Preferred Stocks - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Textiles - 0.0%
CelLink Corp. Series D (d)(e)
(Cost $295,699)	14,200	295,699

Money Market Funds - 0.3%
Fidelity Cash Central Fund 0.07% (f)	620,451	620,575
Fidelity Securities Lending Cash Central Fund 0.07% (f)(g)	1,296,920	1,297,050
TOTAL MONEY MARKET FUNDS
(Cost $1,917,625)		1,917,625
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $714,708,101)		755,750,208
NET OTHER ASSETS (LIABILITIES) - 0.0%		(8,508)
NET ASSETS - 100%		$755,741,700

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $16,749,163 or 2.2% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $295,699 or 0.0% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
CelLink Corp. Series D	1/20/22	$295,699

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$8,161,296	$310,875,165	$318,415,886	$7,282	$--	$--	$620,575	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	--	23,429,379	22,132,329	14,089	--	--	1,297,050	0.0%
Total	$8,161,296	$334,304,544	$340,548,215	$21,371	$--	$--	$1,917,625

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$753,536,884	$690,220,604	$63,316,280	$--
Convertible Preferred Stocks	295,699	--	--	295,699
Money Market Funds	1,917,625	1,917,625	--	--
Total Investments in Securities:	$755,750,208	$692,138,229	$63,316,280	$295,699

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	75.0%
Ireland	13.6%
Denmark	3.0%
Netherlands	1.8%
Cayman Islands	1.3%
Austria	1.1%
Norway	1.0%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity® Environment and Alternative Energy Fund

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $1,363,221) — See accompanying schedule: Unaffiliated issuers (cost $712,790,476)	$753,832,583
Fidelity Central Funds (cost $1,917,625)	1,917,625
Total Investment in Securities (cost $714,708,101)		$755,750,208
Cash		747,246
Receivable for investments sold		2,245,474
Receivable for fund shares sold		947,566
Dividends receivable		895,919
Distributions receivable from Fidelity Central Funds		226
Prepaid expenses		1,026
Other receivables		6,128
Total assets		760,593,793
Liabilities
Payable for investments purchased	$1,506,273
Payable for fund shares redeemed	1,512,707
Accrued management fee	332,491
Other affiliated payables	148,688
Other payables and accrued expenses	54,884
Collateral on securities loaned	1,297,050
Total liabilities		4,852,093
Net Assets		$755,741,700
Net Assets consist of:
Paid in capital		$740,874,768
Total accumulated earnings (loss)		14,866,932
Net Assets		$755,741,700
Net Asset Value, offering price and redemption price per share ($755,741,700 ÷ 24,400,520 shares)		$30.97

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$6,943,176
Income from Fidelity Central Funds (including $14,089 from security lending)		21,371
Total income		6,964,547
Expenses
Management fee	$3,281,257
Transfer agent fees	1,214,646
Accounting fees	227,367
Custodian fees and expenses	26,038
Independent trustees' fees and expenses	2,012
Registration fees	105,526
Audit	51,521
Legal	1,524
Interest	886
Miscellaneous	2,010
Total expenses before reductions	4,912,787
Expense reductions	(14,751)
Total expenses after reductions		4,898,036
Net investment income (loss)		2,066,511
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	45,060,236
Foreign currency transactions	147,636
Total net realized gain (loss)		45,207,872
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $9,689)	(30,450,310)
Assets and liabilities in foreign currencies	(4,200)
Total change in net unrealized appreciation (depreciation)		(30,454,510)
Net gain (loss)		14,753,362
Net increase (decrease) in net assets resulting from operations		$16,819,873

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,066,511	$1,985,372
Net realized gain (loss)	45,207,872	(3,213,521)
Change in net unrealized appreciation (depreciation)	(30,454,510)	68,284,486
Net increase (decrease) in net assets resulting from operations	16,819,873	67,056,337
Distributions to shareholders	(64,644,758)	(13,727,960)
Share transactions
Proceeds from sales of shares	631,087,095	204,311,751
Reinvestment of distributions	61,338,201	13,015,832
Cost of shares redeemed	(262,840,215)	(78,130,888)
Net increase (decrease) in net assets resulting from share transactions	429,585,081	139,196,695
Total increase (decrease) in net assets	381,760,196	192,525,072
Net Assets
Beginning of period	373,981,504	181,456,432
End of period	$755,741,700	$373,981,504
Other Information
Shares
Sold	18,010,951	7,351,508
Issued in reinvestment of distributions	1,802,725	653,424
Redeemed	(7,814,961)	(3,226,046)
Net increase (decrease)	11,998,715	4,778,886

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Environment and Alternative Energy Fund

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$30.16	$23.80	$24.92	$26.31	$23.89
Income from Investment Operations
Net investment income (loss)B,C	.11	.24	.27	.24	.27
Net realized and unrealized gain (loss)	3.46	8.02	(.81)	(.25)	3.83
Total from investment operations	3.57	8.26	(.54)	(.01)	4.10
Distributions from net investment income	(.10)	(.26)	(.23)	(.22)	(.22)
Distributions from net realized gain	(2.66)	(1.64)	(.35)	(1.16)	(1.46)
Total distributions	(2.76)	(1.90)	(.58)	(1.38)	(1.68)
Redemption fees added to paid in capitalB	–	–	–	–	–D
Net asset value, end of period	$30.97	$30.16	$23.80	$24.92	$26.31
Total ReturnE	11.02%	38.97%	(2.35)%	.39%	17.73%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	.79%	.85%	.85%	.87%	.87%
Expenses net of fee waivers, if any	.79%	.85%	.85%	.87%	.87%
Expenses net of all reductions	.79%	.85%	.85%	.87%	.86%
Net investment income (loss)	.33%	.95%	1.08%	.96%	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$755,742	$373,982	$181,456	$160,960	$188,383
Portfolio turnover rateH	89%	28%	49%	62%	47%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Natural Resources Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Natural Resources Fund	49.71%	4.81%	1.48%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Natural Resources Fund on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$11,586	Fidelity® Natural Resources Fund
$39,037	S&P 500® Index

Fidelity® Natural Resources Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Ashley Fernandes:  For the fiscal year ending February 28, 2022, the fund gained 49.71%, outperforming the 44.75% advance of the S&P North American Natural Resources Sector Index, as well as the broad-based S&P 500® index. Versus the industry index, industry positioning was the primary contributor, especially an overweighting in the oil & gas exploration & production group. An underweighting and security selection in gold and stock selection in integrated oil & gas also lifted the fund's relative result. The fund's top individual relative contributor was an outsized stake in Canadian National Resources, which gained about 112% the past 12 months. The company was among our biggest holdings. The fund's non-index stake in Meg Energy gained approximately 155%. We added to our stake in the company the past 12 months. The fund's non-index stake in Imperial Oil, a position we established this period, gained 106%. In contrast, the primary detractor from performance versus the industry index was stock selection in oil & gas exploration & production. Stock picks and an overweighting in oil & gas refining & marketing and security selection in diversified metals & mining also hampered the fund's relative performance. The fund's largest individual relative detractor was an underweighting in ConocoPhillips, which gained 88% the past year. ConocoPhillips was not held at period end. Our second-largest relative detractor this period was avoiding Devon Energy, an index component that gained 194%. Avoiding EOG Resources, an index component that gained about 89%, also hurt relative performance. Notable changes in positioning include a higher allocation to the copper and oil & gas equipment & services subindustries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  Following Board approval in April 2021, Select Natural Resources Portfolio was renamed Fidelity Natural Resources Fund, effective May 1, 2021, to better align with Fidelity's other thematic investment fund offerings.

Fidelity® Natural Resources Fund

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2022

% of fund's net assets
Exxon Mobil Corp.	15.4
Canadian Natural Resources Ltd.	9.4
Hess Corp.	7.8
Freeport-McMoRan, Inc.	7.5
Halliburton Co.	4.2
Phillips 66 Co.	3.8
Imperial Oil Ltd.	3.2
Glencore Xstrata PLC	3.0
MEG Energy Corp.	3.0
Tourmaline Oil Corp.	3.0
60.3

Top Industries (% of fund's net assets)

As of February 28, 2022
Oil, Gas & Consumable Fuels	59.7%
Metals & Mining	19.2%
Containers & Packaging	8.3%
Energy Equipment & Services	8.0%
Chemicals	2.2%
All Others*	2.6%

* Includes short-term investments and net other assets (liabilities).

Fidelity® Natural Resources Fund

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Chemicals - 2.2%
Fertilizers & Agricultural Chemicals - 2.2%
CF Industries Holdings, Inc.	79,300	$6,438,367
Nutrien Ltd.	77,800	6,691,107
		13,129,474
Construction Materials - 0.7%
Construction Materials - 0.7%
Eagle Materials, Inc.	16,900	2,312,427
Summit Materials, Inc. (a)	58,600	1,829,492
		4,141,919
Containers & Packaging - 8.3%
Metal & Glass Containers - 3.9%
Ball Corp.	46,800	4,199,832
Berry Global Group, Inc. (a)	38,800	2,353,220
Crown Holdings, Inc.	121,000	14,843,070
O-I Glass, Inc. (a)	119,000	1,520,820
		22,916,942
Paper Packaging - 4.4%
Avery Dennison Corp.	56,800	10,008,160
Graphic Packaging Holding Co.	103,000	2,119,740
Packaging Corp. of America	33,300	4,901,427
Sealed Air Corp.	139,800	9,384,774
		26,414,101

TOTAL CONTAINERS & PACKAGING		49,331,043

Energy Equipment & Services - 8.0%
Oil & Gas Drilling - 0.4%
Helmerich & Payne, Inc.	63,200	2,289,736
Oil & Gas Equipment & Services - 7.6%
Championx Corp.	104,300	2,233,063
Halliburton Co.	756,500	25,365,445
Liberty Oilfield Services, Inc. Class A (a)(b)	338,700	4,226,976
Oceaneering International, Inc. (a)	241,528	3,535,970
Schlumberger Ltd.	81,600	3,201,984
U.S. Silica Holdings, Inc. (a)	229,900	3,324,354
Weatherford International PLC (a)	128,535	3,650,394
		45,538,186

TOTAL ENERGY EQUIPMENT & SERVICES		47,827,922

Metals & Mining - 19.2%
Aluminum - 0.3%
Alcoa Corp.	19,600	1,476,664
Copper - 10.0%
First Quantum Minerals Ltd.	521,100	15,281,489
Freeport-McMoRan, Inc.	952,100	44,701,095
		59,982,584
Diversified Metals & Mining - 3.8%
Glencore Xstrata PLC	3,038,400	17,865,819
Ivanhoe Mines Ltd. (a)	231,619	2,357,306
Nickel Mines Ltd.	2,290,349	2,536,808
		22,759,933
Gold - 5.1%
Equinox Gold Corp. (a)(b)	508,200	3,598,056
Franco-Nevada Corp.	77,900	11,472,043
Newcrest Mining Ltd. sponsored ADR	225,900	4,181,409
Novagold Resources, Inc. (a)	179,600	1,253,608
Royal Gold, Inc.	49,400	5,990,244
Wheaton Precious Metals Corp. (b)	97,100	4,252,009
		30,747,369

TOTAL METALS & MINING		114,966,550

Oil, Gas & Consumable Fuels - 59.7%
Integrated Oil & Gas - 19.9%
Cenovus Energy, Inc.	504,900	7,926,930
Exxon Mobil Corp.	1,171,600	91,876,871
Imperial Oil Ltd.	433,100	19,439,100
		119,242,901
Oil & Gas Exploration & Production - 29.4%
Africa Oil Corp. (b)	2,404,100	5,500,505
Antero Resources Corp. (a)	199,700	4,579,121
Canadian Natural Resources Ltd. (b)	1,010,000	56,388,300
Harbour Energy PLC (a)(b)	913,360	4,836,770
Hess Corp.	463,100	46,800,886
Kosmos Energy Ltd. (a)(b)	1,642,200	7,981,092
MEG Energy Corp. (a)	1,361,356	17,775,496
Murphy Oil Corp.	405,200	14,048,284
Tourmaline Oil Corp.	449,600	17,735,700
		175,646,154
Oil & Gas Refining & Marketing - 7.1%
CVR Energy, Inc.	130,700	2,272,873
Phillips 66 Co.	272,716	22,973,596
Valero Energy Corp.	204,100	17,044,391
		42,290,860
Oil & Gas Storage & Transport - 3.3%
Genesis Energy LP	1,219,148	14,568,819
Targa Resources Corp.	79,800	5,216,526
		19,785,345

TOTAL OIL, GAS & CONSUMABLE FUELS		356,965,260

Paper & Forest Products - 1.0%
Forest Products - 1.0%
Interfor Corp.	90,500	2,756,769
West Fraser Timber Co. Ltd.	34,100	3,403,812
		6,160,581
TOTAL COMMON STOCKS
(Cost $425,665,398)		592,522,749

Money Market Funds - 3.9%
Fidelity Cash Central Fund 0.07% (c)	5,184,266	5,185,303
Fidelity Securities Lending Cash Central Fund 0.07% (c)(d)	18,437,542	18,439,385
TOTAL MONEY MARKET FUNDS
(Cost $23,624,688)		23,624,688
TOTAL INVESTMENT IN SECURITIES - 103.0%
(Cost $449,290,086)		616,147,437
NET OTHER ASSETS (LIABILITIES) - (3.0)%		(18,113,907)
NET ASSETS - 100%		$598,033,530

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$1,866,336	$132,303,648	$128,984,681	$1,638	$--	$--	$5,185,303	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	868,201	236,780,874	219,209,690	41,973	--	--	18,439,385	0.0%
Total	$2,734,537	$369,084,522	$348,194,371	$43,611	$--	$--	$23,624,688

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$592,522,749	$569,820,160	$22,702,589	$--
Money Market Funds	23,624,688	23,624,688	--	--
Total Investments in Securities:	$616,147,437	$593,444,848	$22,702,589	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	66.0%
Canada	28.6%
Bailiwick of Jersey	3.0%
Australia	1.1%
Others (Individually Less Than 1%)	1.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity® Natural Resources Fund

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $18,257,554) — See accompanying schedule: Unaffiliated issuers (cost $425,665,398)	$592,522,749
Fidelity Central Funds (cost $23,624,688)	23,624,688
Total Investment in Securities (cost $449,290,086)		$616,147,437
Foreign currency held at value (cost $276,113)		276,594
Receivable for investments sold		3,853,103
Receivable for fund shares sold		11,537,112
Dividends receivable		1,443,716
Distributions receivable from Fidelity Central Funds		1,708
Prepaid expenses		3,669
Other receivables		115,539
Total assets		633,378,878
Liabilities
Payable to custodian bank	$18,762
Payable for investments purchased	14,746,725
Payable for fund shares redeemed	1,680,979
Accrued management fee	236,138
Other affiliated payables	90,888
Other payables and accrued expenses	132,965
Collateral on securities loaned	18,438,891
Total liabilities		35,345,348
Net Assets		$598,033,530
Net Assets consist of:
Paid in capital		$716,997,759
Total accumulated earnings (loss)		(118,964,229)
Net Assets		$598,033,530
Net Asset Value, offering price and redemption price per share ($598,033,530 ÷ 17,474,771 shares)		$34.22

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends		$10,283,831
Income from Fidelity Central Funds (including $41,973 from security lending)		43,611
Total income		10,327,442
Expenses
Management fee	$2,052,436
Transfer agent fees	815,910
Accounting fees	151,801
Custodian fees and expenses	30,999
Independent trustees' fees and expenses	1,300
Registration fees	62,703
Audit	54,974
Legal	1,053
Interest	586
Miscellaneous	2,611
Total expenses before reductions	3,174,373
Expense reductions	(8,507)
Total expenses after reductions		3,165,866
Net investment income (loss)		7,161,576
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	22,878,071
Foreign currency transactions	(4,758)
Total net realized gain (loss)		22,873,313
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	124,170,126
Assets and liabilities in foreign currencies	1,612
Total change in net unrealized appreciation (depreciation)		124,171,738
Net gain (loss)		147,045,051
Net increase (decrease) in net assets resulting from operations		$154,206,627

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,161,576	$4,107,234
Net realized gain (loss)	22,873,313	(86,930,924)
Change in net unrealized appreciation (depreciation)	124,171,738	112,607,802
Net increase (decrease) in net assets resulting from operations	154,206,627	29,784,112
Distributions to shareholders	(5,734,164)	(4,520,020)
Share transactions
Proceeds from sales of shares	383,163,467	119,747,809
Reinvestment of distributions	5,352,192	4,308,576
Cost of shares redeemed	(231,841,612)	(171,966,676)
Net increase (decrease) in net assets resulting from share transactions	156,674,047	(47,910,291)
Total increase (decrease) in net assets	305,146,510	(22,646,199)
Net Assets
Beginning of period	292,887,020	315,533,219
End of period	$598,033,530	$292,887,020
Other Information
Shares
Sold	13,086,738	6,708,913
Issued in reinvestment of distributions	199,634	210,950
Redeemed	(8,430,799)	(9,621,746)
Net increase (decrease)	4,855,573	(2,701,883)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Natural Resources Fund

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$23.21	$20.59	$25.55	$27.51	$29.13
Income from Investment Operations
Net investment income (loss)B,C	.51	.30	.30	.29	.43D
Net realized and unrealized gain (loss)	10.91	2.69	(4.88)	(1.97)	(1.64)
Total from investment operations	11.42	2.99	(4.58)	(1.68)	(1.21)
Distributions from net investment income	(.41)	(.37)	(.30)	(.28)	(.39)
Distributions from net realized gain	–	–	(.08)	–E	(.02)
Total distributions	(.41)	(.37)	(.38)	(.28)	(.41)
Redemption fees added to paid in capitalB	–	–	–	–	–E
Net asset value, end of period	$34.22	$23.21	$20.59	$25.55	$27.51
Total ReturnF	49.71%	14.76%	(18.25)%	(6.06)%	(4.16)%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.82%	.89%	.84%	.81%	.83%
Expenses net of fee waivers, if any	.81%	.89%	.84%	.81%	.83%
Expenses net of all reductions	.81%	.88%	.84%	.80%	.82%
Net investment income (loss)	1.84%	1.62%	1.18%	1.02%	1.54%D
Supplemental Data
Net assets, end of period (000 omitted)	$598,034	$292,887	$315,533	$424,167	$910,733
Portfolio turnover rateI	98%	90%	8%	26%	78%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.31 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .41%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2022

1. Organization.

Fidelity Environment and Alternative Energy Fund (formerly Environment and Alternative Energy Portfolio) and Fidelity Natural Resources Fund (formerly Natural Resources Portfolio) (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Fidelity Natural Resources Fund may also invest in certain precious metals.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2022 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Natural Resources Fund	$91,819

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2022, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity Environment and Alternative Energy Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), deferred Trustee compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Environment and Alternative Energy Fund	$715,665,206	$ 83,801,956	$(43,716,954)	$ 40,085,002
Fidelity Natural Resources Fund	453,743,995	166,760,072	(4,356,630)	162,403,442

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Environment and Alternative Energy Fund	$–	$–	$–	$ 40,084,524
Fidelity Natural Resources Fund	3,860,903	–	(283,804,804)	161,065,410

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total capital loss carryfoward
Fidelity Natural Resources Fund	$(81,832,559)	$(201,972,245)	$(283,804,804)

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2021 to February 28, 2022. Loss deferrals were as follows:

Capital losses
Fidelity Environment and Alternative Energy Fund	$(25,207,903)

The tax character of distributions paid was as follows:

February 28, 2022
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Environment and Alternative Energy Fund	$6,756,801	$57,887,957	$64,644,758
Fidelity Natural Resources Fund	5,734,164	–	5,734,164

February 28, 2021
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Environment and Alternative Energy Fund	$5,071,517	$8,656,443	$13,727,960
Fidelity Natural Resources Fund	4,520,020	–	4,520,020

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Environment and Alternative Energy Fund	921,685,796	547,788,079
Fidelity Natural Resources Fund	536,497,191	381,485,583

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Environment and Alternative Energy Fund	.30%	.22%	.53%
Fidelity Natural Resources Fund	.30%	.22%	.53%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Environment and Alternative Energy Fund	.20%
Fidelity Natural Resources Fund	.21%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Environment and Alternative Energy Fund	.04
Fidelity Natural Resources Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Environment and Alternative Energy Fund	$7,724
Fidelity Natural Resources Fund	15,121

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Environment and Alternative Energy Fund	Borrower	$9,133,818.32%		$886
Fidelity Natural Resources Fund	Borrower	$8,374,000.32%		$586

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Environment and Alternative Energy Fund	57,083,020	16,696,069	3,017,716
Fidelity Natural Resources Fund	21,831,270	27,030,428	3,396,868

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount ($)
Fidelity Natural Resources Fund	3,214

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Environment and Alternative Energy Fund	$897
Fidelity Natural Resources Fund	598

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Environment and Alternative Energy Fund	$1,471	$30	$–
Fidelity Natural Resources Fund	$4,273	$–	$–

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Environment and Alternative Energy Fund	$14,751
Fidelity Natural Resources Fund	8,507

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Fidelity Environment and Alternative Energy Fund and Fidelity Natural Resources Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Environment and Alternative Energy Fund and Fidelity Natural Resources Fund (two of the funds constituting Fidelity Select Portfolios, referred to hereafter as the “Funds”) as of February 28, 2022, the related statements of operations for the year ended February 28, 2022, the statements of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodians, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 317 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2021 to February 28, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During Period-B September 1, 2021 to February 28, 2022
Fidelity Environment and Alternative Energy Fund	.77%
Actual		$1,000.00	$929.10	$3.68
Hypothetical-C		$1,000.00	$1,020.98	$3.86
Fidelity Natural Resources Fund	.79%
Actual		$1,000.00	$1,359.40	$4.62
Hypothetical-C		$1,000.00	$1,020.88	$3.96

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2022, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Environment and Alternative Energy Fund	$57,868,528

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2021	December 2021
Fidelity Environment and Alternative Energy Fund	97%	56%
Fidelity Natural Resources Fund	–	84%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2021	December 2021
Fidelity Environment and Alternative Energy Fund	99%	75%
Fidelity Natural Resources Fund	–	100%

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

	April 2021	December 2021
Fidelity Environment and Alternative Energy Fund	1%	4%

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

December, 2021
Fidelity Environment and Alternative Energy Portfolio	100%

The funds will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

EAE-NRF-ANN-0422
1.9901475.100

Item 2.

Code of Ethics

As of the end of the period, February 28, 2022, Fidelity Select Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communication Services Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Fidelity Environment and Alternative Energy Fund, Fidelity Natural Resources Fund, Financial Services Portfolio, FinTech Portfolio, Gold Portfolio, Health Care Portfolio, Health Care Services Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Technology and Devices Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Tech Hardware Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio and Wireless Portfolio (the “Funds”):

Services Billed by PwC

February 28, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Automotive Portfolio	$27,700	$2,700	$6,500	$900
Banking Portfolio	$27,800	$2,700	$6,500	$900
Biotechnology Portfolio	$78,600	$5,400	$18,700	$1,800
Brokerage and Investment Management Portfolio	$28,100	$2,800	$7,300	$900
Chemicals Portfolio	$27,500	$2,700	$6,500	$900
Communication Services Portfolio	$33,200	$3,200	$6,500	$1,000
Construction and Housing Portfolio	$27,300	$2,700	$6,500	$900
Consumer Discretionary Portfolio	$27,500	$2,700	$6,500	$900
Consumer Staples Portfolio	$33,500	$3,200	$7,400	$1,000
Defense and Aerospace Portfolio	$28,100	$2,800	$7,200	$900
Energy Portfolio	$34,600	$2,800	$7,600	$900
Fidelity Environment and Alternative Energy Fund	$27,500	$2,700	$7,400	$900
Fidelity Natural Resources Fund	$27,100	$2,700	$7,300	$900
Financial Services Portfolio	$28,500	$2,800	$7,300	$900
FinTech Portfolio	$28,100	$2,800	$6,500	$900
Gold Portfolio	$47,900	$4,900	$13,400	$1,600
Health Care Portfolio	$39,700	$3,700	$7,400	$1,200
Health Care Services Portfolio	$27,700	$2,700	$6,500	$900
Industrials Portfolio	$27,500	$2,700	$7,400	$900
Insurance Portfolio	$28,100	$2,800	$6,500	$900
IT Services Portfolio	$28,200	$2,800	$6,500	$900
Leisure Portfolio	$28,100	$2,800	$7,400	$900
Materials Portfolio	$33,500	$3,200	$6,500	$1,000
Medical Technology and Devices Portfolio	$27,700	$2,700	$7,400	$900
Pharmaceuticals Portfolio	$27,500	$2,700	$7,200	$900
Retailing Portfolio	$28,100	$2,800	$6,500	$900
Semiconductors Portfolio	$28,200	$2,800	$6,500	$900
Software and IT Services Portfolio	$27,300	$2,700	$7,400	$900
Tech Hardware Portfolio	$34,500	$2,800	$6,500	$900
Technology Portfolio	$31,900	$3,100	$7,400	$1,000
Telecommunications Portfolio	$33,000	$3,100	$6,500	$1,000
Transportation Portfolio	$33,700	$2,700	$6,500	$900
Utilities Portfolio	$28,100	$2,800	$7,300	$900
Wireless Portfolio	$27,100	$2,700	$6,500	$900

February 28, 2021 FeesA

Automotive Portfolio	$27,300	$2,600	$7,200	$1,000
Banking Portfolio	$27,400	$2,600	$6,300	$1,000
Biotechnology Portfolio	$58,300	$5,100	$46,600	$2,000
Brokerage and Investment Management Portfolio	$27,600	$2,600	$6,500	$1,000
Chemicals Portfolio	$27,100	$2,600	$7,200	$1,000
Communication Services Portfolio	$32,700	$3,100	$6,300	$1,200
Construction and Housing Portfolio	$26,900	$2,600	$6,300	$1,000
Consumer Discretionary Portfolio	$29,600	$2,600	$7,200	$1,000
Consumer Staples Portfolio	$32,900	$3,100	$6,300	$1,200
Defense and Aerospace Portfolio	$27,600	$2,600	$7,000	$1,000
Energy Portfolio	$30,600	$2,700	$8,000	$1,100
Fidelity Environment and Alternative Energy Fund	$27,100	$2,600	$6,300	$1,000
Fidelity Natural Resources Fund	$26,600	$2,600	$6,500	$1,000
Financial Services Portfolio	$30,600	$2,700	$6,500	$1,100
FinTech Portfolio	$27,600	$2,600	$6,300	$1,000
Gold Portfolio	$46,900	$4,800	$13,000	$1,900
Health Care Portfolio	$41,400	$3,500	$7,200	$1,400
Health Care Services Portfolio	$27,300	$2,600	$7,000	$1,000
Industrials Portfolio	$29,600	$2,600	$6,300	$1,000
Insurance Portfolio	$27,600	$2,600	$6,300	$1,000
IT Services Portfolio	$27,800	$2,700	$6,300	$1,000
Leisure Portfolio	$27,600	$2,600	$6,300	$1,000
Materials Portfolio	$32,900	$3,100	$6,500	$1,200
Medical Technology and Devices Portfolio	$27,300	$2,600	$7,200	$1,000
Pharmaceuticals Portfolio	$27,100	$2,600	$6,300	$1,000
Retailing Portfolio	$27,600	$2,600	$8,600	$1,000
Semiconductors Portfolio	$27,800	$2,700	$7,000	$1,000
Software and IT Services Portfolio	$26,900	$2,600	$7,200	$1,000
Tech Hardware Portfolio	$28,100	$2,700	$7,700	$1,100
Technology Portfolio	$33,800	$2,900	$7,200	$1,200
Telecommunications Portfolio	$32,400	$3,000	$6,300	$1,200
Transportation Portfolio	$27,300	$2,600	$7,000	$1,000
Utilities Portfolio	$30,100	$2,700	$6,500	$1,000
Wireless Portfolio	$26,600	$2,600	$6,300	$1,000

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	February 28, 2022A	February 28, 2021A
Audit-Related Fees	$8,239,800	$9,436,200
Tax Fees	$354,200	$14,300
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	February 28, 2022A	February 28, 2021A
PwC	$14,235,200	$15,011,600

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting

Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Select Portfolios

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	April 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	April 21, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	April 21, 2022